UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934

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☒	Definitive Information Statement

LAS PALMAS MOBILE ESTATES
(Name of Registrant As Specified In Its Charter)

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LAS PALMAS MOBILE ESTATES
6767 Tropicana Avenue, Suite 207
Las Vegas, Nevada  89103

NOTICE OF ACTIONS TO BE TAKEN PURSUANT TO THE
WRITTEN CONSENT OF STOCKHOLDERS, DATED AUGUST 29, 2008,
IN LIEU OF A SPECIAL MEETING OF THE STOCKHOLDERS

To Our Stockholders:

NOTICE IS HEREBY GIVEN that Las Palmas Mobile Estates, a Nevada corporation (“we,” “us,” “our,” “LPME,” or the “Company”) will take action pursuant to the written consent of the holders of a majority of the outstanding shares of common stock dated August 29, 2008, in lieu of a special meeting of the stockholders.  The following actions will be effected on or about October 14 , 2008:

1.           The reorganization of our Company pursuant to a share exchange agreement, as amended on August 8, 2008, (the “Share Exchange Agreement”) between LPME and Advanced Fiberglass Technologies, Inc., a Wisconsin corporation (“AFT”) whereby AFT will become our wholly-owned subsidiary (the “Reverse Acquisition”).

2.           The amendment and restatement of our articles of incorporation (our “Articles of Incorporation”) that, among other things, (i) changes the name of our Company to “Energy Composites Corporation,” (ii) increases our authorized capital to include 10,000,000 shares of preferred stock, (iii) identifies the Company’s broad rights to indemnify its officers and directors, and (iv) opts out of certain provisions of the Nevada Revised Statutes.

3.           The adoption of the 2008 Stock Incentive Plan (the “Stock Incentive Plan”).

The holders of a majority of our outstanding common stock, owning approximately 70% of the outstanding shares of our common stock, have executed a written consent in favor of the actions explained above that are described in greater detail in the Information Statement accompanying this notice.  This consent will satisfy the stockholder approval requirement for the proposed action and allow us to take the proposed action on or about October 14 , 2008.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.  Because the written consent of the holders of a majority of our common stock satisfies any applicable stockholder voting requirement of the Nevada corporate law and our Articles of Incorporation and Bylaws, we are not asking for a proxy and you are not requested to send one.

The accompanying Information Statement is for informational purposes only and explains the terms of our proposed actions.  Please read the accompanying Information Statement carefully.

By Order of the Board of Directors,

/s/ Diana L. Hassan
President and Director

LAS PALMAS MOBILE ESTATES
6767 Tropicana Avenue, Suite 207
Las Vegas, Nevada  89103

INFORMATION STATEMENT

This information statement pursuant to Section 14 of the Securities Exchange Act of 1934, as amended, and Regulation 14C and Schedule 14C thereunder (the “Information Statement”) has been mailed on or about September 24 , 2008 to the stockholders of record as of August 29, 2008 (the “Record Date”) of Las Palmas Mobile Estates, a Nevada corporation, in connection with certain actions to be taken pursuant to the written consent of the stockholders, dated August 29, 2008, holding a majority of the outstanding shares of common stock.

The actions to be taken pursuant to the written consent shall be implemented on or about October 14 , 2008, at least 20 days after the mailing of this information statement.  No action is requested or required on your part.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.  The resolutions adopted by the stockholders of the Company holding a majority of the outstanding shares of common stock give us the authority to take the following actions:

1.           The Reverse Acquisition of our Company pursuant to a Share Exchange Agreement between LPME and AFT whereby AFT will become our wholly-owned subsidiary.

2.           The amendment and restatement of our Articles of Incorporation that, among other things, (i) changes the name of our Company to “Energy Composites Corporation,” (ii) increases our authorized capital to include 10,000,000 shares of preferred stock, (iii) identifies the Company’s broad rights to indemnify its officers and directors, and (iv) opts out of certain provisions of the Nevada Revised Statutes.

3.           The adoption of the 2008 Stock Incentive Plan.

The board of directors of LPME adopted resolutions authorizing the taking of the actions described above and recommended that the stockholders adopt resolutions approving this action. Furthermore, the written consent of the stockholders is sufficient under Nevada law to authorize the actions described above.  Section 78.320 of the Nevada Revised Statutes (“NRS”) provides that, unless otherwise provided in the articles of incorporation or the bylaws, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by stockholders holding at least a majority of the voting power.  Finally, our Articles of Incorporation and Bylaws do not prohibit the actions described herein.

As of the close of business on the Record Date, we had 33,000,000 shares of common stock outstanding.  The common stock is our only class of securities entitled to vote.  Each outstanding share of common stock is entitled to one vote per share.

The expenses of mailing this Information Statement will be borne by LPME.

Page

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS	3
OUTSTANDING SHARES AND VOTING RIGHTS	3
QUESTIONS AND ANSWERS	3
INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON	6
ACTION 1 – THE REVERSE ACQUISITION	7
Background and Purpose	7
Terms of the Reverse Acquisition	7
Description of Negotiations with AFT	7
History and Overview of AFT	7
Description of AFT	8
Manufacturing Facilities and Processes	9
Mobile Production Capability	9
Competition	10
Major Customers	10
Major Suppliers	10
Employees	11
Government Regulation of the Environment and Occupational Health and Safety	11
Legal Proceedings	11
Plan of Operation and Development Following the Reverse Acquisition	11
Discussion and Analysis of AFT’s Operations and Financial Condition	13
Risks of the Reverse Acquisition and AFT’s Business	22
Risks Related to our Common Stock	25
Management	26
Management Following the Reverse Acquisition	27
Director Indemnification	28
Conflicts of Interest and Related Party Transactions	29
Executive Compensation	30
AFT’s Executive Compensation	31
Material Federal Income Tax Consequences of the Reverse Acquisition	31
ACTION 2 – AMENDMENT AND RESTATEMENT OF THE ARTICLES OF INCORPORATION	33
Name Change	33
Additional Authorized Capital	33
Indemnification	34
Election not to be Governed by the Certain Provisions of the Nevada General Corporation Law	34
Other Changes	35
Dissenters’ Rights	35
Preemptive Rights	35
Federal Income Tax Consequences	35
Procedure for Amending to the Articles of incorporation	36
ACTION 3 – ADOPTION OF THE 2008 STOCK INCENTIVE PLAN	37
Description of the Stock Incentive Plan	37
Federal Income Tax Consequences Relating to the Stock Incentive Plan	40
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	42
Current Ownership	42
Ownership After Reverse Acquisition	42
CHANGES IN CONTROL	43
WHERE YOU CAN FIND MORE INFORMATION	43
ADDITIONAL FINANCIAL INFORMATION	43
BOARD OF DIRECTORS’ RECOMMENDATIONS AND STOCKHOLDER APPROVAL	43
APPENDIX A	44
Share Exchange Agreement	44
APPENDIX B	69
AFT’s Audited Financial Statements and Footnotes for the years ended December 31, 2007 and 2006	69
APPENDIX C	86
AFT’s Unaudited Quarterly Financial Statements and Footnotes for the six months ended June 30, 2008 and 2007	86
APPENDIX D	101
Pro-forma Consolidated Financial Statements and Footnotes	101
APPENDIX E	106
Form of Certificate of Amendment with the Amended and Restated Articles of Incorporation	106
APPENDIX F	111
2008 Stock Incentive Plan	111
APPENDIX G	131
Quarterly Report on Form 10-Q for the Quarter Ended June 30, 2008	131
APPENDIX H	148
Annual Report on Form 10-K for the Year Ended December 31, 2007	148

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

We acknowledge that this Information Statement as well as other filings with the Securities and Exchange Commission (“SEC”) and our releases issued to the public contain various statements relating to future results, including certain projections and business trends.  These statements constitute “Forward-Looking Statements.”

Forward-looking statements include statements concerning plans, objectives, goals, strategies, expectations, future events or performance and underlying assumptions and other statements that are other than statements of historical facts.  Certain statements contained herein are forward-looking statements and, accordingly, involve risks and uncertainties that could cause actual results or outcomes to differ materially from those expressed in the forward-looking statements.  The Company’s expectations, beliefs and projections are expressed in good faith and are believed by the Company to have a reasonable basis, including without limitations, management’s examination of historical operating trends, data contained in the Company’s records and other data available from third parties, but there can be no assurance that management’s expectations, beliefs or projections will result or be achieved or accomplished.  Certain risks and uncertainties may cause actual results to be materially different from projected results contained in forward-looking statements in this Information Statement and in other disclosures.  Finally, LPME’s future results will depend upon various other risks and uncertainties, including, but not limited to, those detailed in LPME’s other filings with the SEC.  Actual results may differ materially from those expressed or implied by forward-looking statements.

OUTSTANDING SHARES AND VOTING RIGHTS

As of the Record Date, our authorized capitalization consisted of 100,000,000 shares of common stock, of which 33,000,000 shares were issued and outstanding.  We do not have any outstanding obligations to issue shares of common stock upon exercise or conversion of any outstanding security.

Each share of Common Stock entitles its holder to one vote on each matter submitted to the stockholders.  However, no proxies or consents are being solicited in connection with the matters described in this Information Statement because the holders of a majority of the outstanding shares of common stock have already voted in favor of such matters by executing and delivering a written consent dated August 29, 2008.  The shares represented by the aforementioned written consent constituted sufficient voting power to approve all matters described in this Information Statement.

Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the corporate actions described herein will not be taken until a date at least 20 days after the date on which this Information Statement has been mailed to our stockholders.  We anticipate that the actions contemplated herein will be effected on or about the close of business on October 14 , 2008.

We have asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of our common stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

QUESTIONS AND ANSWERS

This Information Statement is first being sent to stockholders on or about September 24 , 2008.  The following questions and answers are intended to respond to frequently asked questions concerning the matters discussed in this Information Statement.  These questions do not, and are not intended to, address all the questions that may be important to you.  You should carefully read the entire Information Statement, as well as its exhibits.

Q:	Why are we acquiring AFT?

A.
LPME is a “shell company” without any revenue generating operations.  AFT is a fiberglass and composite manufacturing company that has established operations and revenues.  We believe the Reverse Acquisition will provide greater value to our stockholders.  For more information regarding the Reverse Acquisition, see the discussion under “ACTION 1 – THE REVERSE ACQUISITION” beginning on page 7 of this Information Statement.

Q:	What are the principal features of the Reverse Acquisition?

A:
Pursuant to the Reverse Acquisition, we will become the parent company of AFT owning 100% of its issued and outstanding common stock.  We will issue 28,750,000 shares of our common stock to the owners and designees of AFT.  We are required to cancel 21,750,000 shares of our common stock.  Our president, sole director, and majority stockholder will cancel 21,750,000 shares of our common stock that she owns.  Our common stock will continue to be listed on the Over-the-Counter Bulletin Board (the “OTCBB”).  For additional information regarding the terms of the Reverse Acquisition, see the discussion under “Terms of the Reverse Acquisition” beginning on page  of this Information Statement.

Q:	Who is AFT and what does it do?

A:
AFT was incorporated in Wisconsin on January 1, 2005 following nearly ten years operating as M&W Fiberglass, LLC.  AFT uses advanced composite materials to engineer and manufacture complex composite structures, vessels and processing systems including holding tanks, ancillary equipment manufactured from composite material, and composite ductwork and piping.  AFT has a new manufacturing facility that has advanced automated manufacturing capabilities.  AFT also provides industrial retrofit services using composites, and maintains two full-time, 24/7 field service crews with full mobile capability to provide plant shutdown and maintenance, refurbishing, tanks and vat relining, tank field-erection, tank and equipment inspection and repair services, as well as installation of pipelines, crossovers, hoods, scrubbers, absorption towers, stacks and stack liners.  See “History and Overview of AFT” and “Description of AFT” beginning on page 7 of this Information Statement.  Also, see the related discussion of AFT, its business, property and management beginning on page 7 and continuing through page 32.

Q:	What are the benefits of completing this Reverse Acquisition?

A:
While our common stock is listed on the OTCBB, no trading market has developed and our common stock is illiquid.  Furthermore, we do not have any revenue generating activities and have not generated revenues since our inception.  We believe the Reverse Acquisition should enhance stockholder value and allow a trading market to develop around our common stock.

Q:	Why are we not holding a meeting of stockholders to approve the Reverse Acquisition?

A:
The board of directors has already approved the Share Exchange Agreement, the amendment to the Articles of Incorporation, and the Stock Incentive Plan and has received the written consent of stockholders that represent a majority of our outstanding shares of common stock, without the need to solicit votes.  Under Nevada law and our Articles of Incorporation, the transaction and other actions described herein may be approved by the written consent of the holders of a majority of the shares entitled to vote.  Since we have already received a written consent representing the necessary number of shares, a meeting is not necessary and represents a substantial and avoidable expense.

Q:	How will the Reverse Acquisition affect my ownership?

A:
The Reverse Acquisition will dilute your ownership interest.  Presently, we have 33,000,000 shares of common stock outstanding.  We will issue 28,750,000 shares of common stock to acquire AFT.  We are required in the Share Exchange Agreement to cancel 21,750,000 shares of common stock thereby lessening the dilutive effect of the Reverse Acquisition.  Our sole officer and director has agreed to cancel 21,750,000 shares of common stock that she holds.  We will have 40,000,000 shares of common stock outstanding after the transaction.  Your ownership position will be proportionally decreased by the additional 7,000,000 shares of common stock that will be outstanding after completing the transaction.

Q:	Can I require LPME to purchase my stock?

A:
No, this transaction does not give rise to dissenters’ appraisal rights.  Pursuant to the Nevada Revised Statutes, you are not entitled to an appraisal and purchase of your stock as a result of the Reverse Acquisition, or any other action that will be taken pursuant to the written consent of stockholders.

Q:	Will LPME or AFT be taxed as a result of the Reverse Acquisition?

A:
It is our opinion that LPME and AFT will not incur any taxes in connection with consummation of the Reverse Acquisition.  However, changes in tax laws, treaties or regulations or the interpretation or enforcement of these tax laws, treaties or regulations, could adversely affect the tax consequences of the Reverse Acquisition to us and our subsidiary, our stockholders, AFT and its subsidiaries and the stockholders of AFT.  In addition, if the U.S. Internal Revenue Service or other taxing authorities do not agree with our assessment of the effects or interpretation of these laws, treaties and regulations, this could have a material adverse effect on the tax consequences of the Reverse Acquisition.  We will not obtain any tax opinions in connection with the Reverse Acquisition.  For further discussion of the material tax consequences of the Reverse Acquisition, see the discussion under “Material Federal Income Tax Consequences of the Reverse Acquisition” beginning on page 31 of this Information Statement.

Q:	How will the Reverse Acquisition affect our officers, directors and employees?

A:
Our sole officer and director will step down as a result of the Reverse Acquisition.  New directors, as described in this Information Statement, are being appointed and they will appoint new officers.  We currently do not have any paid employees.  After the Reverse Acquisition, we will have employees indirectly through AFT.  For more information regarding the officers and directors that will serve after the Reverse Acquisition see the discussion under “Management Following the Reverse Acquisition” beginning on page 27 of this Information Statement.  For information regarding the total number of employees we will have after the Reverse Acquisition, see the discussion under “Employees” beginning on page 11 of this Information Statement.

Q:	Who will be appointed to serve as the new Board of Directors?

A:
Samuel W. Fairchild, Jamie Lee Mancl, Jennifer Lynn Mancl, Daniel P. Wergin, and Thomas J. Klismith.  See section entitled “Management Following the Reverse Acquisition” beginning on page 27 for more information regarding each of the new directors.

Q:
Why is the Company amending and restating its Articles of Incorporation, among other things, (i) changing its name to “Energy Composites Corporation,” (ii) increasing its authorized capital to include 10,000,000 shares of preferred stock, (iii) spelling out the Company’s ability to indemnify its officers and directors, and (iv) opting out of certain provisions of the Nevada Revised Statutes?

A:
Following the consummation of the Reverse Acquisition, we, through our wholly-owned subsidiary, will be engaged in the business of manufacturing composite materials as well as providing retrofit and other services for customers.  Our original Articles of Incorporation date back to October 29, 1992.  We wish to amend certain provisions in the Articles of Incorporation to reflect current developments in the law, and to restate the Articles so that all amendments to date will be contained in one document and it will not be necessary to piece various portions together.  Among other changes, we are changing our name to “Energy Composites Corporation” to more accurately reflect our new business.  Also, we are required as a condition of the Share Exchange Agreement to change our name to “Energy Composites Corporation.”  We are increasing our authorized capital to include 10,000,000 shares of preferred stock in order to provide us greater flexibility to implement potential corporate plans, including the issuance of preferred shares in connection with any possible financing, acquisition or merger, the issuance of shares in connection with stock splits or dividends, or the issuance or reservation of capital stock for equity awards to employees, officers and directors of our Company.  We are spelling out our intention to indemnify our officers and directors to fullest extent allowed by Nevada law because we always had the right to do so and wanted to make our intention to do so clear in our foundational document.  We are opting out of certain provision of Nevada law because we believe that the interests of shareholders are protected by the fiduciary duties owed by the directors.  For more information regarding the name change, increase of capital stock, indemnification, opt out provisions or other amendments to our Articles of Incorporation, see the discussion under “ACTION 2 – AMENDMENT AND RESTATEMENT OF THE ARTICLES OF INCORPORATION” beginning on page 33 of this Information Statement.

Q:	Why is the company adopting the 2008 Stock Incentive Plan?

A:
We are adopting the Stock Incentive Plan to allow the Company to attract and retain the best available employees and provide an equity incentive for employees to use their best efforts on the Company’s behalf.  As AFT grows, it will need to hire additional managers and supervisors.  We plan to use equity based incentives such as restricted stock and stock options to motivate these employees and to align their interests with the long-term interests of AFT.  For more information regarding the terms of the Stock Incentive Plan, see the discussion under “ACTION 3 – ADOPTION OF THE 2008 STOCK INCENTIVE PLAN” beginning on page 37 of this Information Statement.

Q:	Who do I contact with further questions?

A:	You should contact:

Las Palmas Mobile Estates
Attention: Diana L. Hassan
6767 Tropicana Avenue, Suite 207
Las Vegas, Nevada 89103

INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Our officer and sole director has agreed to cancel 21,750,000 shares of common stock in connection with the Reverse Acquisition.  As discussed on page 26 of this Information Statement under “Management” and “Management Following the Reverse Acquisition”, our officer and sole director will resign and the existing officers and directors of AFT will become the officers and directors of our company.  Three of these officers and directors, Jamie Mancl, Jennifer Mancl and Samuel Fairchild, will receive shares of our common stock as a result of the Reverse Acquisition.  Moreover, Jamie Mancl and Jennifer Mancl will own 60% of the outstanding shares of our common stock after the Reverse Acquisition.  It is expected that officers and directors of AFT will be granted stock options under the 2008 Stock Incentive Plan.  At this time, we cannot quantify the value of the shares to be received as a result of the Reverse Acquisition or the stock options that may be granted, as our common stock has little trading history.

ACTION 1 – THE REVERSE ACQUISITION

Background and Purpose

We are a “shell company” under the rules of the Securities Exchange Act of 1934.  As such, we have no or nominal operations and no significant revenues.  We believe we have identified an operating target company that is an ideal candidate for the Reverse Acquisition.  We believe that our stockholders will benefit from the acquisition and ownership of AFT and the business that it operates.

The following discussion describes the Share Exchange Agreement, AFT, its financial statements, and all other information relevant to the Reverse Acquisition.  Attached to this Information Statement for reference are: (i) the Share Exchange Agreement and the August 8, 2008 amendment thereto, attached as Appendix A; (ii) AFT’s audited financial statements for the years ended December 31, 2007 and 2006, attached as Appendix B; (iii) AFT’s quarterly financial statements for the six months ended June 30, 2008, attached as Appendix C; and (iv) pro-forma consolidated financial statements showing the pro-forma effects of the Reverse Acquisition, attached as Appendix D.

Terms of the Reverse Acquisition

The Share Exchange Agreement provides that we will receive all of the issued and outstanding shares of AFT from AFT’s stockholders in exchange for 28,750,000 shares of our common stock.  AFT will then be our wholly-owned subsidiary.  The Share Exchange Agreement requires, as conditions to closing, that: (i) we appoint new directors to our Board of Directors; (ii) our existing sole officer and director resigns; (iii) we cancel 21,750,000 shares of our common stock; (iv) we merge our wholly-owned subsidiary into our Company; (v) we change our name to “Energy Composites Corporation”; and (vi) we increase our authorized capital.

The following table illustrates the effects of the Share Exchange Agreement on the capital structure of our company:

Pre-Acquisition:
Shares outstanding	33,000,000

Acquisition:
Shares issued	28,750,000
Shares cancelled	21,750,000

Post-Acquisition:
Shares outstanding	40,000,000	100%
Shares owned by LPME stockholders	11,250,000	28%
Shares owned by AFT stockholders and assigns	28,750,000	72%

Description of Negotiations with AFT

In September 2007, AFT engaged Integritas, Inc., a management consulting firm, to help it obtain financing to expand its business model.  Integritas, Inc. created a financing plan that involved obtaining financing through a public company and suggested a reverse acquisition model for AFT to gain access to the public markets.  After identifying our Company as a publicly held “shell company” in late 2007, AFT and Integritas, Inc. contacted us about the possibility of acquiring AFT as a subsidiary.  Over the next several months, we negotiated with AFT so that our shareholders would hold a 28% continuing interest in our Company after the acquisition of AFT.  We signed the Share Exchange Agreement on June 26, 2008.  Integritas, Inc. was given a 16.5% ownership interest in AFT in exchange for the consulting services it continues to provide to AFT.

History and Overview of AFT

AFT was incorporated in that state of Wisconsin on January 1, 2005, following nearly ten years operating as M&W Fiberglass, LLC (“M&W”).  AFT has two shareholders, Jamie Lee Mancl and Integritas, Inc.  Based on our research of companies in this industry and discussions AFT’s management, we believe AFT is one of the largest manufacturers of corrosives storage and handling equipment in the Midwest, and with its new manufacturing facility, it is believed to have the region’s largest and most automated manufacturing capabilities.  AFT’s manufacturing facility is owned by M&W, which is wholly-owned by one of the shareholders of AFT, Jamie Lee Mancl.  Founded in 1995, M&W was the operating entity that developed and operated AFT’s business.  In January 2005, M&W transferred all operating assets and liabilities into a newly formed S-Corporation: AFT.  M&W retained ownership of AFT’s former manufacturing facility.  In February of 2007, M&W sold AFT’s former manufacturing facility to the city of Wisconsin Rapids.  M&W then purchased and developed AFT’s current manufacturing facility by obtaining $4,000,000 of financing as a co-borrower with AFT in the form of industrial revenue bonds and notes.  AFT currently leases its manufacturing facility for $35,000 per month from M&W.  AFT has an irrevocable option to purchase the facility and the land for $4,500.000.  This option expires on June 18, 2009.

In September 2006, one of AFT’s shareholders, Jamie Lee Mancl, formed Fiberglass Piping & Fitting Company (“FPF”) and began operating FPF out of the same manufacturing facility that AFT utilizes.  FPF is a wholesale distributor of imported fiberglass piping and fitting products.  AFT from time to time purchases products from FPF for use in the manufacture of its products.  FPF has obtained debt financing to buy inventory that is secured, in part, by AFT’s guarantee and assets.

Both M&W and FPF are considered variable interest entities whose operations are consolidated with AFT’s operations for financial accounting and reporting purposes.  Among other factors, one factor that defines a variable interest entity is that another party has the obligation to absorb the expected losses of the entity.  M&W’s and FPF’s liabilities are directly attributable to AFT by virtue of its status as co-borrower or guarantor of such liabilities.  While AFT has the obligation to pay M&W’s and FPF’s liabilities if they cannot, the assets of those two entities are not owned by AFT.

The following diagram represents the organizational structure of AFT and its common ownership with M&W and FPF.  M&W and FPF are not being acquired in the Reverse Acquisition transaction.

	Jamie Lee Mancl

83.5%	100%	100%
AFT • Owns manufacturing equipment and assets of manufacturing business • Leases manufacturing facility from M&W	M&W • Owns manufacturing facility and land	FPF • Operates out of the same manufacturing facility

Description of AFT

AFT is a provider of materials to the alternative energy, flue gas desulfurization (“FGD”), mining, pulp and paper, water and waste water treatment, environmental compliance, petrochemical and power generation industries.

AFT uses advanced composite materials to engineer and manufacture complex composite structures, vessels and processing systems including holding tanks, and ancillary equipment manufactured from composite material, and composite ductwork and piping.  AFT also provides industrial retrofit services using composites, and maintains two full-time, 24/7 field service crews with full mobile capability to provide plant shutdown and maintenance, refurbishing, tanks and vat relining, tank field-erection, tank and equipment inspection and repair services, as well as installation of pipelines, crossovers, hoods, scrubbers, absorption towers, stacks and stack liners. AFT’s vinylester and polyester resin, thermoplastic/fiberglass composite laminate, and carbon fiber composite fabrication systems and processes meet or exceed the requirements set by the Society of Plastic Industries, American Society of Testing Materials, Reinforced Thermoset Plastics Corrosion Resistant Equipment Accreditation Program established by the American Society of Mechanical Engineers (“RTP-1”), and OSHA.  AFT is well underway with the RTP-1 Certification process, and upon completion, AFT will be one of only nine certified RTP-1 companies in the world.  AFT believes this certification will provide a competitive edge in the FGD marketplace.

AFT has not made any material expenditure on research and development in the past two fiscal years.

The following list identifies the various markets in which AFT currently competes:

•
Alternative Energy:  AFT currently manufactures bio-fuel storage tanks and piping systems as well as bio-fuel-related waste water treatment tank systems for ICM Bio Phoenix and US BioEnergy/Fagen Engineering (both headquartered in Kansas).

•
Flue Gas Desulfurization:  AFT manufactures and installs equipment for FGD systems for Hitachi (Japan), Plasticon Europe (Netherlands) and Sargent & Lundy (Chicago), with a significant portion of its FGD manufacturing and installation performed on the client site using mobile facilities.

•
Mining:  AFT manufactures and installs piping, ductwork, tanks and other structures for the mining industry, including the White Pine Copper Refinery.  The Company also currently fabricates composite tanks, fittings and relining services for the chlor-alkali manufacturer, ERCO Worldwide (Canada).

•	Environmental Compliance: AFT engineers, manufactures and services composite-based odor control systems for Tyson Foods (Arkansas), Tonka (Minnesota) and SCP Controls (Minnesota).

•
Pulp and Paper:  AFT provides composite storage and piping solutions to pulp and paper manufacturers New Page (Ohio), International Paper (Memphis), Smurfit-Stone (Chicago), Glatfelter (Pennsylvania), Boise Cascade (Idaho), Domtar (Canada), Georgia Pacific (Atlanta), Verso Papers (Memphis) and Weyerhaeuser (Washington).

Manufacturing Facilities and Processes

AFT leases a new 73,000 square foot composites manufacturing plant in Wisconsin Rapids, Wisconsin from M&W.  AFT has the option to expand this plant by an additional 316,650 square feet.  AFT is also in final negotiations for an option to acquire adjacent land from the local municipality that would allow for a further 350,000 square foot expansion of its manufacturing facilities.  The plant has advanced climate control capabilities, critical in manufacturing processes using industrial carbon fibers, as well as bulk materials storage facilities that incorporate what AFT believes to be the latest and most advanced designs.  AFT’s bulk material storage facilities exceed all current and envisioned environmental and workplace safety standards.  The plant and material storage facilities have direct rail and highway access.  The State of Wisconsin, the City of Wisconsin Rapids, and The Heart of Wisconsin Business and Economic Alliance were significant players in facilitating AFT’s plant expansion.  AFT also has the ability to lease from RCH Enterprises, Inc., modularly, up to 150,000 square feet of climate controlled storage space as a distribution hub for carbon fiber and epoxy resin.  This space is located within five miles of the existing plant.

AFT’s plant currently features four automated filament winders: (i) a computer-controlled, dual-mandrel filament winder, the Ultra Helical model manufactured by Magnum Venus, capable of producing, simultaneously, two 16-foot diameter, 43-foot long products; (ii) an automated single-mandrel filament winder, Model 20C manufactured by Dura-Winder, capable of producing a product up to 24 feet in diameter and 20 feet long; and (iii) two automated, single-mandrel filament winders, Model 10C manufactured by Dura-Winder, each capable of producing a product up to 7 feet in diameter and 20 feet long.

Based on a standard product output, AFT currently has a fixed plant production capacity of 10 million pounds of finished standard product annually.  Full build-out of the current plant would triple that capacity to 30 million pounds, and development of the adjacent land would add another 40 million pounds in capacity, for a total Wisconsin Rapids production capability of 70 million pounds of finished product.  Today, AFT operates at a production rate equivalent of 4.5 million pounds of finished standard product.

Mobile Production Capability

AFT uses mobile fabrication capability to service the rapidly growing FGD market.  AFT is able to produce more than 70% of its FGD component content directly on the client’s site, allowing the Company to expand FGD revenues substantially without significant investment in new manufacturing facilities.  AFT is completing its own

RTP-1 accreditation in order to become one of only nine organizations meeting the standard globally.  AFT believes that its mobile FGD capability already exceeds the RTP-1 standards. AFT currently employs one of the country’s leading specialists in FGD who sits on the Accreditation Committee for the RTP-1 standard.  The power generation industry must convert power plants in order to meet stringent FGD standards by 2015, and AFT believes that vendor companies with RTP-1 accreditation enjoy a substantial advantage over the competition.

Competition

AFT faces robust competition in most of its markets, and several of AFT’s competitors are involved in several of AFT’s geographic markets.  AFT believes that its move into the new manufacturing facility in August 2007, the addition of new, automated filament winding equipment in 2007, the expansion of its field service crews in 2008, and continued investment in workforce training will enable AFT to strengthen its competitive position in the markets it serves.  AFT believes these investments have substantially increased production capacity and thereby improved AFT’s competitive position in the markets it serves.  Based on information gained from numerous years of bidding potential projects, AFT believes there are no dominant competitors in AFT’s current or anticipated market sectors.  The following lists major competitors of which we are aware in each of AFT’s major markets:

Composite tanks for bio-fuel storage, mining, pulp and paper and petrochemical:  Belding Tank Technologies, Inc. (Michigan), Ershigs, Inc. (Washington), Tankinetics, Inc. (Arkansas) and Design Tanks, Inc. (South Dakota).  AFT believes that its manufacturing capacity is more advanced than that of its competitors in this sector.

Flue gas desulfurization:  Tankinetics, Inc. (Arkansas), Ershigs, Inc. (Washington), AN-COR Industrial Plastics, Inc. (New York), Augusta Fiberglass, Inc. (South Carolina), Plasticon Europe, B.V. (Netherlands).  AFT believes that the overwhelming unmet demand driven by the 2015 regulatory deadline for power plants in the United States provides more than adequate market growth opportunity for AFT despite its competition in this area.

Water management and storage:  Belding Tank Technologies (Michigan), Ershigs, Inc. (Washington), Tankinetics, Inc. (Arkansas), Design Tanks, Inc. (South Dakota) and one main piping manufacturer, Future Pipe Industries (Dubai).  AFT anticipates substantial growth in demand for quality water storage and management infrastructure over the next five years, and believes that the competitive environment in this sector will become more favorable for AFT.

AFT’s key geographic markets are in North America, and there is no significant competition from overseas production facilities in any of the AFT market sectors.  AFT believes it enjoys certain manufacturing advantages over several of its competitors with its extensive use of automated fabrication processes and its highly productive work force.  AFT believes these advantages will continue to drive its competitive value as it expands its share of existing markets and enters new ones.

Major Customers

AFT has three customers that accounted for approximately 71% of its revenues in 2007.  One of these customers, Martin Manufacturing, accounted for 47% of total 2007 revenues.  The same three customers accounted for approximately 54% of AFT’s outstanding accounts receivable at the end of 2007.  AFT’s largest customer operates in the bio-fuel and water storage and handling sector and has been developing several major projects.  Given the current and planned projects, AFT anticipates that Martin Manufacturing will continue to be a major customer for some time.  AFT’s expected revenues from these three customers will be approximately 50% of total revenues during 2008.

Major Suppliers

AFT uses three main suppliers of raw composites materials in its manufacturing operations.  Payments to those suppliers accounted for 59% of all raw materials purchased in 2007.  The same three suppliers accounted for 52% of all outstanding accounts payable at the end of 2007.

AFT has established relationships with several domestic and foreign suppliers of the raw materials used in its production processes and will use these sources according to material availability and pricing.  In the event AFT’s primary suppliers are unable to continue to supply its raw materials requirements, there are several alternative suppliers available to fulfill AFT’s supply needs.  AFT has not experienced supply procurement problems regarding the primary raw materials used in the production process.

Employees

At June 2, 2008, AFT employed 86 full-time employees, 30 of which are represented by the United Association of Plumbers and Steamfitters under a contract that expires on May 31, 2009, and five of which are represented by the United Association of Journeymen and Apprentices of Plumbing and Pipefitting Industry of the United States and Canada under a contract which expires on May 31, 2009.  AFT believes that its relationship with all of its employees is good.

Government Regulation of the Environment and Occupational Health and Safety

AFT is subject to various environmental laws and regulations that apply to the production, use and sale of composites, emissions into the air, discharges into waterways and other releases of materials into the environment and the generation, handling, storage, transportation, treatment and disposal of waste material.  AFT endeavors to ensure the safe and lawful operation of its facilities in the manufacture and distribution of products, and AFT believes it is in material compliance with all applicable laws and regulations.

AFT maintains a disciplined environmental and occupational safety and health compliance program and conducts periodic inspections of its facilities and processes to identify and categorize potential environmental exposures and safety hazards, including compliance issues and any actions that may be required to address them. This effort can result in process or operational modifications, the installation of pollution control devices or cleaning up grounds or facilities. AFT believes that it is in material compliance with all applicable requirements.

AFT incurred a total of $478,278 in regulatory compliance expenses in 2007, and $16,540 in 2006.  AFT’s regulatory compliance expenses in 2007 were largely driven stemming from start up of its new plant and the associated regulatory approvals of health and safety, environmental protection and other systems.

Going forward, AFT believes that compliance with all current government regulations will not have a material adverse effect on its results of operations or financial condition.  The risk of additional costs and liabilities, however, is inherent in certain plant operations and certain products produced at AFT’s plant, as is the case with other companies in the composites industry.  Therefore, AFT may incur additional costs or liabilities in the future.  Other developments, such as increasingly strict environmental, safety and health laws, regulations and related enforcement policies, discovery of unknown conditions, and claims for damages to property, persons or natural resources resulting from plant emissions or products could also result in additional costs or liabilities.

A number of foreign countries and domestic communities have enacted, or are considering enacting, laws and regulations concerning the use and disposal of composite materials.  Widespread adoption of these laws and regulations, along with public perception, may have an adverse impact on sales of AFT’s products.  More stringent regulation of the use and disposal of composites may have an adverse effect on AFT’s business.

Legal Proceedings

From time to time, AFT anticipates that it may be involved in litigation relating to claims arising out of its operations in the normal course of business.  AFT currently is not a party to any legal proceedings.

Plan of Operation and Development Following the Reverse Acquisition

Upon completion of the Reverse Acquisition, AFT will embark on a simultaneous, four-part expansion and diversification strategy that relies on AFT’s core operating strengths of strong commitment to quality, consistent reputation for reliable delivery, significant use of advanced manufacturing methodologies, and a highly skilled and productive labor force.  All four parts fit within a strategic umbrella encompassing activities that promote “clean technology”, including expansion and diversification into alternative energy and environmental compliance sectors.

Part 1:  AFT plans to aggressively expand within its existing market sectors: bio-fuel, FGD, mining, environmental compliance, pulp and paper, and field services product lines.  Three of these sectors (bio-fuel, mining, and FGD) are only at the earliest stages of using composites, and AFT believes that it will be well positioned to deepen its vendor relationships with existing clients as well as broaden its penetration to include other clients.  Market growth in this sector is driven by regulatory requirements.  For example, the federal government has mandated FGD for power generation plants by 2015, environmental requirements for elimination of the use of mercury in the production of chlorine-related products, and federal mandates for bio-fuel production increasing from 6 billion gallons in 2007 to 36 billion in 2012.

Of particular note is AFT’s ability to expand more aggressively into FGD services for the power generation industry.  Using mobile production teams, AFT plans to penetrate this sector by adding additional mobile units and dedicating a portion of AFT’s fixed plant to support those teams.  AFT’s management believes that its ability to access particularly well qualified personnel from the Wisconsin labor market will continue to provide a strong platform for FGD market growth.  AFT also believes securing the RTP-1 accreditation will enhance its ability to price services above sector averages.  AFT plans to increase its field services capacity in parallel with the growth of its mobile manufacturing capability.  This field services division is also well positioned to penetrate the growing market for repairing fiberglass blades on wind towers around North America.

Going forward, bio-fuel growth presents an attractive opportunity for AFT.  The government regulation mandating a six-fold increase in bio-fuel production over five years did not consider the lack of transport and storage infrastructure for bio-fuels in the United States.  The industry will need to expand its efforts to deliver the needed complement of tanks, piping, valves and other components for delivery of bio-fuels to the final consumer.

AFT also will expand its mining sector support and production services to take advantage of a significant upswing in North American mining operations due to increased commodity pricing and substantial expansion of commodity demand in China, Indonesia and other parts of the world.

AFT also plans to diversify into the manufacture of composite components for other “clean technology” applications and alternative energy markets, including, for example, building tank/hulls and ancillary structures for methane digesters used in the production of farm-derived bio-fuel.

Part 2:  AFT is entering the market for distributing carbon fiber and epoxy resin raw materials to wind system component manufacturers.  AFT’s strategy is to become a significant distributor for carbon fiber fabric, yarn and compatible epoxy resins for use in the growing wind energy industry in North and South America.  AFT plans to capitalize on a strong industry trend to build and install larger wind turbines with longer, lighter blades designed to increase the efficiency of the turbine’s generating performance and to shift manufacture of nacelles and rotors from steel to carbon fiber and other composite materials.

AFT has negotiated an exclusive distribution agreement covering the Western Hemisphere with a large Asian-based manufacturer of industrial grade epoxy resin for fabrication using carbon fiber, and is in the final stages of a distribution agreement negotiation for industrial grade carbon fiber fabrics and yarns with another major Asian supplier.  AFT is currently negotiating agreements to supply several of the largest manufacturers of wind turbine blades and ancillary components.  Here, growth is driven by increasing demand for larger turbines, longer, lighter and stiffer blades, and maintenance-free, lighter structural components, as well as a lingering shortage in supply of suitable carbon fiber and compatible resins.  AFT also plans to supply epoxy resin to wind energy manufacturers who are using conventional fibers in their component design.

Part 3:  AFT is presently diversifying into the manufacture of composite components for wind energy systems, especially blade assemblies, nacelle housings and rotor components.  Use of composites in blade manufacturing is at an early stage in the wind-energy industry.  Many of the advanced manufacturing processes, material selection, and product designs that AFT has deployed in its tank and piping manufacturing business have not yet been deployed to the wind energy industry.  AFT intends to become a major manufacturer of wind blades, blade components, and other system components by introducing these composite manufacturing advancements into the wind energy industry.  AFT is pursuing negotiations with two large wind energy system integrators to manufacture blade structural elements, and has begun negotiations to meet a full blade-manufacturing requirement.  This sector continues to expand rapidly, evidenced by recent announcements of multi-billion dollar investments by large companies into wind energy over the next decade.  AFT believes that the use of carbon fiber in the manufacture of blades alone will improve operating economics of a wind turbine significantly, further accelerating the growth trends for wind energy.

Part 4:  AFT sees an opportunity to produce structural components for transportation infrastructure, including new construction and repair of existing infrastructure using carbon fiber.  AFT intends to position itself as a manufacturer of these components as this market continues to develop.

Taken together, AFT believes its four-part strategy will help to establish AFT as the early-stage leader in the use of advanced composites across the alternative energy and environmental compliance and protection industries, providing a promising platform for sustainable and managed growth.

AFT’s business plan will require two early tranches of funding.  The initial tranche of approximately $7.5 million will provide the capital necessary to purchase additional mobile winders that will accelerate AFT’s penetration of the FGD market as well as the repair market for blades on wind turbines.  The first tranche will also provide important working capital for the expansion of our carbon fiber and resin distribution division as well as our wind blade component manufacturing efforts.  This initial tranche will be raised through a private placement of convertible debentures and common stock purchase warrants.

We are pursuing a first tranche of debenture financing prior to the completion of the Reverse Acquisition transaction with AFT.  To date, we have sold debentures in the principal amount of more than $2,000,000.  A portion of these funds was loaned to AFT to make down payments for the purchase of manufacturing equipment and for start-up costs associated with the formation of field service operations of AFT.  We have advanced these funds to AFT in the form of an unsecured loan in anticipation of the Reverse Acquisition.

The second tranche of approximately $15 million will provide the initial capital required for rapid expansion into the wind energy market, including development of a new 330,000 square foot blade manufacturing facility.  That capital will come largely from exercise of the common stock purchase warrants sold with the debentures from the first tranche of financing.  There can be no guarantee that the common stock purchase warrants will be exercised.  If such warrants are not exercised, we may be forced to pursue other sources of debt or equity financing to continue to develop our business plan.  We have not yet identified any additional sources of debt or equity financing and such additional financing may not be available to us upon favorable terms or at all.

The remainder of AFT’s current business plan will be financed through retained earnings, although AFT envisions the possibility of acquisition in order to expand its capacity more quickly and secure strategic market presence.  In such an event, AFT may need to raise additional funds through the sale of debt or equity instruments.

Discussion and Analysis of AFT’s Operations and Financial Condition

The following discussion should be read in conjunction with the financial statements and the related notes included as Appendix B and C with this information statement.  This discussion contains forward-looking statements that involve risks and uncertainties.  AFT’s actual results could differ significantly from those projected in the forward-looking statements as a result of many factors, including those discussed in “Risks of the Reverse Acquisition and AFT’s Business” and elsewhere in this Information Statement.

Overview:  AFT began operations in 1995 as M&W.  All operating assets and liabilities were transferred to AFT, a newly formed S-Corporation on January 1, 2005.  In 2007, M&W sold its former manufacturing facility and built a larger facility in Wisconsin Rapids, Wisconsin.  In connection with the sale of the former facility, AFT moved its operations to the new, larger facility.  M&W, wholly owned by the majority shareholder of AFT, continues to own the manufacturing facility and land used by AFT.  AFT has an irrevocable option to purchase the manufacturing facility and land from M&W for $4,500,000.  FPF currently operates in the same manufacturing facility as AFT, but is expected to relocate to a separate facility during the third quarter of 2008.  M&W and FPF are considered variable interest entities whose financial statements are consolidated with AFT’s for financial reporting purposes.  All significant intercompany transactions and accounts were eliminated in consolidation.

The discussion of the results of AFT’s operations and financial condition included herein includes the operations and assets of M&W and FPF.  Neither M&W nor FPF are part of the Reverse Acquisition transaction.  AFT anticipates that FPF will not be considered a variable interest entity by the end of 2008 because of the planned elimination of AFT’s guarantee of FPF’s line of credit.  Additionally, AFT anticipates purchasing the land and buildings constituting AFT’s current manufacturing facility from M&W by the end of 2008.  Therefore, the revenues and expenses attributable to M&W and FPF should not be considered part of AFT.  The discussion below separates the revenues and expenses attributable to M&W and FPF in order to provide an indication of what can be expected to continue after the Reverse Acquisition transaction.

Results of AFT’s Operations:

For the Six Months Ended June 30, 2008 and 2007.  For the six months ended June 30, 2008 and 2007, AFT generated $3,569,325 and $2,204,168 of consolidated revenue, respectively.  Revenue attributable to M&W and FPF represented $306,976 and $56,329 of total consolidated revenue for the six months ended June 30, 2008 and 2007, respectively.  The increased consolidated revenue of $1,365,157 for the six months ended June 30, 2008 represents 61.9% growth in revenue over the six months ended June 30, 2007.  For the six months ended June 30, 2008, $250,647 of the revenue increase, or 18.3% of total growth, is attributable to M&W and FPF.  AFT’s revenue growth continued to be the result of volume increases in product sales in the bio-fuel sector and several other large projects across other markets that AFT has supplied.  For the six months ended June 30, 2008, AFT recorded $121,406 of incremental revenue from bio-fuel related tanks compared to the six months ended June 30, 2007.  Additionally, for the six months ended June 30, 2008, AFT supplied several large projects and began the start-up of its field services division resulting in additional revenue growth of $814,484 compared to the six months ended June 30, 2007.  The remainder of the increase over the comparable period was due to price increases, mostly inflationary.  AFT’s largest customer accounted for 46.7% of total AFT sales for the six months ended June 30, 2008 compared to 63.6% for the six months ended June 30, 2007.

The cost of goods sold in the six months ended June 30, 2008 increased in connection with the revenue growth.  Cost of goods sold was $3,029,524 and $1,963,204 during the six months ended June 30, 2008 and 2007, respectively.  Cost of goods sold attributable to M&W and FPF represented $264,885 and $74,629 for the six months ended June 30, 2008 and 2007, respectively.  The increased cost of goods sold of $1,066,320 for the six months ended June 30, 2008 represents a 54.3% increase over the six months ended June 30, 2007 and is a result of increased revenue and manufacturing overhead associated with the new plant.  $190,256 of that increase, or 17.8%, is attributable to M&W and FPF.  The major components of cost of goods sold for AFT are raw materials used in manufacturing, manufacturing labor, and manufacturing overhead.  The primary raw materials used in AFT’s manufacturing processes are isophathalic, polyester, and vinyl-ester resins and fiberglass.  Manufacturing labor includes wages, employment taxes, employee benefits, and union expenses.  The major components of AFT’s manufacturing overhead are rent and utilities for AFT’s manufacturing facility, travel and lodging expense associated with field service activities, manufacturing supplies, and depreciation of manufacturing equipment.  For the six months ended June 30, 2008, AFT’s manufacturing overhead increased to 19% of consolidated sales from 12% of consolidated sales for the six months ended June 30, 2007.  The increases in manufacturing overhead are primarily due to increased costs associated with AFT’s new manufacturing facility which includes depreciation expense.

Gross profit for the six months ended June 30, 2008 and 2007 was $539,801 and $240,964, or 15.1% and 10.9% of revenue, respectively.  Gross profit (loss) attributable to M&W and FPF for the six months ended June 30, 2008 and 2007 was $42,091 and $(18,300), respectively.  When taken separately, AFT’s gross profit was approximately 15.3% and 12.1% of its revenue in the six months ended June 30, 2008 and 2007, respectively.  AFT has realized improvement in gross profit in 2008 from a higher output to labor ratio in manufacturing and efficiencies from AFT’s new manufacturing equipment.  These improvements have been partially offset by increases in manufacturing overhead associated with the AFT’s new plant and start-up costs of AFT’s field service division.

AFT’s consolidated selling, general and administrative expenses were $1,024,966 and $491,660 for the six months ended June 30, 2008 and 2007, or 28.7% and 22.3% of revenue, respectively.  AFT’s consolidated selling, general and administrative expenses are net of eliminations of rental activity for M&W of $219,000 and $25,500 in the six-month periods ended June 30, 2008 and 2007, respectively.  Selling, general and administrative expenses of

FPF and M&W were $62,061 and $11,266 in the six months ended June 30, 2008 and 2007, or 6.1% and 2.3% of total consolidated selling, general and administrative expenses, respectively.  The increase in AFT’s expenses is primarily due to increased administrative headcount to support the growing operations which resulted in added expenses of $429,313 and increased overhead associated with the larger facilities which resulted in added expenses of $41,208 for the six months ended June 30, 2008.

AFT recognized a one-time gain on the sale of the land and building of $100,220 in the six months ended June 30, 2007.  This gain was due to M&W’s sale of the former manufacturing facility and is not attributable to AFT.

(Loss) from operations was $(485,165) and $(150,476) for the six months ended June 30, 2008 and 2007, respectively.  Income from operations attributable to M&W and FPF was $199,030 and $96,154 for the six months ended June 30, 2008 and 2007, respectively.  After removing the M&W and FPF income, the (loss) from AFT operations was $(684,196) in the six months ended June 30, 2008 compared to (loss) from AFT operations of $(246,630) in the six months ended June 30, 2007.  The $437,566 increase in loss from operations in 2008 is primarily due to the increase in manufacturing overhead and selling, general and administrative expenses incurred in 2008.

Interest expense was $171,806 and $33,687 for the six months ended June 30, 2008and 2007, respectively.  Interest expense relating to M&W and FPF for the six months ended June 30, 2008 and 2007 was $104,724 and $11,698, respectively.  Interest expense increased $138,119, or 410%, in the six months ended June 30, 2008 compared to the six months ended June 30, 2007.  The overall increase is due to increased short- and long-term debt borrowings in 2008 relating to the new manufacturing facility and equipment and working capital lines of credit to fund our increased operations.  AFT is either a co-borrower or a guarantor on all of the consolidated company’s debt.

AFT’s consolidated (loss) before non-controlling interest in variable interest entities was $(656,971) and $(181,383) for the six months ended June 30, 2008 and 2007, respectively.  The income attributable to M&W and FPF was $94,306 and $84,456 for the six months ended June 30, 2008 and 2007, respectively, and has been subtracted out to arrive at the net (loss) attributable to AFT totaling $(751,277) and $(265,839) for the six months ended June 30, 2008 and 2007, respectively.  The increased loss in 2008 is largely due to the 108.5% increase in selling, general and administrative expenses in 2008 as discussed above.

Effective January 1, 2008, AFT elected to revoke its S-Corporation status thereby becoming a C-Corporation for income tax purposes.  As a result, a net income tax benefit of $185,000 was recorded for the six months ended June 30, 2008.  At June 30, 2008, this net tax benefit consisted of a one-time expense of $110,000 to record the net deferred tax liabilities at January 1, 2008 due to the change in tax status offset by a net deferred tax benefit totaling $295,000 for the six months ended June 30, 2008.  For the six months ended June 30, 2007, a provision for income tax was not recorded since the company filed income taxes as an S-Corporation.  Net (loss) after taxes for the six months ended June 30, 2008 and 2007 was $(566,277) and $(265,839), respectively.

For the Years Ended December 31, 2007 and 2006.  For the years ended December 31, 2007 and 2006, AFT generated $6,541,256 and $4,663,305 of consolidated revenue, respectively.  Revenue attributable to M&W and FPF represented $168,836 and $12,798 of total consolidated revenue in 2007 and 2006, respectively.  The increased revenue of $1,877,951 in 2007 represents 40.3% growth in revenue over 2006.  $156,038 of that increase, or 8.3% of total growth, is attributable to M&W and FPF.  AFT’s revenue growth was primarily attributable to volume increases in product sales to the bio-fuel sector and several other large projects across various markets that AFT has supplied.  For the year ended December 31, 2007, AFT recorded $913,100 of incremental revenue from bio-fuel related tanks compared to the year ended December 31, 2006.  Additionally for the year ended December 31, 2007, AFT supplied several other large projects resulting in additional revenue growth of $613,194 compared to the year ended December 31, 2006.  The remainder of the increase over the comparable period was due to small price increases, mostly inflationary.  AFT’s largest customer accounted for 47.3% of total AFT sales for the year ended December 31, 2007 compared to 32.3% for the year ended December 31, 2006.

The cost of goods sold in 2007 increased in connection with the revenue growth.  Cost of goods sold was $5,215,245 and $3,711,715 during the years ended December 31, 2007 and 2006, respectively.  Costs of goods sold attributable to M&W and FPF represented $171,361 and $12,151 in 2007 and 2006, respectively.  The increased cost of goods sold of $1,503,530 represents a 40.5% increase over 2006, or approximately the same amount of growth as revenue.  $159,210 of that increase, or 10.6%, is attributable to M&W and FPF.  The major components of cost of goods sold for AFT are raw materials used in manufacturing, manufacturing labor, and manufacturing overhead.  The primary raw materials used in AFT’s manufacturing processes are isophathalic, polyester, and vinyl-ester resins and fiberglass.  Manufacturing labor includes wages, employment taxes, employee benefits, and union expenses.  The major components of AFT’s manufacturing overhead are rent and utilities for AFT’s manufacturing facility, travel and lodging expense associated with field service activities, manufacturing supplies, and depreciation of manufacturing equipment.  For the year ended December 31, 2007, AFT’s manufacturing overhead increased to 11% of sales from 10% of sales for the year ended December 31, 2006.  The primary increases in manufacturing overhead are increased costs associated with AFT’s new manufacturing facility which AFT began occupying in August 2007.

Gross profit for the years ended December 31, 2007 and 2006 was $1,326,011 and $951,590, or 20.3% and 20.4% of revenue, respectively.  Gross profit (loss) attributable to M&W and FPF in 2007 and 2006 was $(2,525) and $647, respectively.  When taken separately, AFT’s gross profit was approximately 20.8% and 20.4% of its revenue in 2007 and 2006, respectively.  AFT’s gross profit in 2008 should continue to increase due to being in the new facility for the entire year and from new equipment efficiencies.

AFT’s consolidated selling, general and administrative expenses were $1,085,521 and $587,483 for the years ended December 31, 2007 and 2006, and represents 16.6% and 12.6% of revenue, respectively.  AFT’s consolidated selling, general and administrative expenses are net of eliminations of rental activity for M&W of $188,500 and $48,000 in 2007 and 2006, respectively.  Selling, general and administrative expenses of FPF and M&W were $49,119 and $25,769 in 2007 and 2006, or 4.5% and 4.4% of total consolidated selling, general and administrative expenses, respectively.  The increase in AFT’s expenses is primarily due to (i) one-time costs associated with moving to a new manufacturing facility which increased expenses by approximately $25,000 in 2007; (ii) fees and other charges associated with obtaining financing and regulatory approval for the new manufacturing facility which increased expenses by $1,351 in 2007; (iii) increased administrative headcount to support the growing operations which increased expenses by $455,888 in 2007; (iv) increased overhead associated with larger facilities which increased expenses by $19,904 in 2007; and (v) legal and accounting fees associated with the preparation and audit of financial statements which increased expenses by $49,818 in 2007.

AFT recognized a one-time gain on the sale of the land and building of $100,220 in 2007.  This gain is due to M&W’s sale of the former manufacturing facility and is not attributable to AFT.

Income from operations was $340,710 and $364,107 for the years ended December 31, 2007 and 2006, and represents 5.2% and 7.8% of revenue, respectively.  Income from operations attributable to M&W and FPF was $237,076 and $22,878 in 2007 and 2006, respectively.  After removing the M&W and FPF income, income from AFT operations in 2007 decreased to $103,634, or 1.6% of revenue.  The $237,595 decrease in 2007 is primarily due to the increase in selling, general and administrative expenses observed in 2007.

Interest expense was $132,274 and $53,153 for the years ended December 31, 2007 and 2006, respectively, an increase of $79,121 or 148.9%.  Interest expense relating to M&W and FPF for the years ended December 31, 2007 and 2006 was $68,881 and $13,590, respectively.  The overall increase is due to increased short- and long-term debt borrowings in 2007 relating to the new manufacturing facility and equipment and working capital lines of credit to fund AFT’s increased operations.  Additionally, interest expense increased from the amortization of deferred financing charges totaling $1,351 in 2007.  In 2007, interest expense was partially offset by $2,783 in finance charges to customers.  AFT is either a co-borrower or a guarantor on all of the consolidated company’s debt.

AFT’s consolidated income before non-controlling interest in variable interest entities was $211,219 and $310,954 for the years ended December 31, 2007 and 2006, respectively.  The income attributable to M&W and FPF was $168,195 and $9,288 for 2007 and 2006, respectively, and has been subtracted out to arrive at the net income attributable to AFT only totaling $43,024 and $301,666 for the years ended December 31, 2007 and 2006, respectively, a decrease of $258,642 or 85.7%.  This decrease is largely due to the 84.8% increase in selling, general and administrative expenses in 2007 as discussed above.

Liquidity and Capital Resources:

AFT’s primary source of liquidity is cash generated from operations and from short-term financing arrangements.  We believe AFT should have available resources to meet its liquidity requirements, including debt service, for the remainder of 2008.  If AFT’s cash flow from operations is insufficient to fund its debt service and other obligations, AFT may be required to increase its borrowings, reduce or delay capital expenditures, and seek additional capital or refinance its indebtedness.  There can be no assurance, however, that AFT will continue to generate cash flows at or above current levels or that it will be able to maintain its ability to borrow under revolving credit facilities.

AFT has financed operating cash needs as well as final fixed asset purchases for its new manufacturing facility primarily through the use of short-term borrowings which has contributed to current liabilities exceeding current assets at the end of 2007.

AFT is anticipating increases in its cash needs associated with its new manufacturing facility.  AFT is estimating increases in rental expense for 2008 of $242,000.  Increased cash needs associated with debt service payments related to manufacturing equipment are estimated to $261,000.  Initial costs associated with becoming a public company are expected to be approximately $200,000.  Additional cash needs for employment agreements and income taxes may also be incurred as agreements are established and the company generates profits.

For the Six Months ended June 30, 2008 and 2007.  Operating activities used $515,634 and $87,133 of cash for the six-month periods ended June 30, 2008 and 2007, respectively.  The decrease was largely due to the larger loss in the six months ended June 30, 2008 of $(566,277) compared to a loss for the six months ended June 30, 2007 of $(265,839).  Working capital items also contributed to the net decrease in cash provided from operating activities.  Cash was provided from a decrease in accounts receivable totaling $65,803 for the six months ended June 30, 2008 compared to $120,692 for the six months ended June 30, 2007.  Cash provided from an increase in accounts payable was $82,510 for the six months ended June 30, 2008 compared to $338,529 for the six months ended June 30, 2007.  Offsetting these net increases in cash were smaller uses of cash to increase inventory levels and other current assets.  AFT also had positive operating cash flow from increases in accrued expenses and a positive impact from non-cash items such as increased depreciation associated with new equipment.

Investing activities used $433,868 of cash and provided $315,837 of cash during the six-month periods ended June 30, 2008 and 2007, respectively.  AFT investment in manufacturing equipment was the primary use of cash during the six months ended June 30, 2008.  The sale of AFT’s former manufacturing facility was the primary cause of cash provided in the six months ended June 30, 2007.

Financing activities provided $953,303 of cash and used $233,635 of cash for the six-month periods ended June 30, 2008 and 2007, respectively.  Financing activities for the period ended June 30, 2008 included payments on long-term debt of $142,518 and net payments to stockholders through M&W and FPF totaling $35,000.  These distributions to the stockholders were primarily for income taxes due personally relating to the pass through income from M&W and FPF.  Net short-term bank borrowings and lines of credit were $1,130,821 for the six months ended June 30, 2008.  In comparison, financing activities for the six months ended June 30, 2007 included payments on long-term debt of $248,962 and net payments to stockholders, through AFT and the variable interest entities M&W and FPF, of $218,931.  These uses of cash were partially offset by net short-term borrowings of $234,258.

For the Years Ended December 31, 2007 and 2006.  Operating activities provided $113,673 of cash for the year ended December 31, 2007, while $95,513 of cash was used for the year ended December 31, 2006.  The increase in cash provided from operating activities for 2007, compared to 2006, was due primarily to the significant increases in accounts payable associated with higher purchase volumes supporting increased production activities, longer credit terms from vendors to AFT, and receiving some large customer deposits prior to year end.  Increases in non-cash items such as accrued payroll activity associated with increased headcount at AFT and increased depreciation driven by the expanded manufacturing facility and equipment were also recorded in 2007, compared to 2006.  AFT’s variable interest entities, FPF and M&W, also recorded improved results in 2007, compared to 2006, resulting in additional increases in cash provided from operations.  Revenue increases at AFT in 2007 also contributed positively to cash provided from operations through accounts receivable but at a slower rate than 2006 due to several large contracts being supplied in December 2006.  Also, AFT and FPF increased inventory levels to meet growing demand during 2007, compared to 2006, significantly decreasing the total cash provided by operations during 2007.

Investing activities provided $181,722 of cash and used $156,200 of cash over the same periods.  The cash provided by investing activities in 2007 was due to the sale of the prior manufacturing facility by M&W netting $372,670 in proceeds, which was offset by AFT’s $190,948 investment in new capital equipment.

Financing activities used $278,855 of cash and provided $238,088 of cash for the years ended December 31, 2007 and 2006, respectively.  Financing activities for 2007 included payments on long-term debt of $399,260 and net payments to stockholders of $234,198 (consisting of AFT payments totaling $90,699 and M&W and FPF payments totaling $143,499).  These distributions to the stockholders were primarily for income taxes due personally relating to the pass through income from AFT, M&W and FPF.  These uses of cash were partially offset by net short-term bank borrowing of $364,613.  In comparison, financing activities for 2006 included payments on long-term debt of $45,479 and net payments to stockholders, through AFT and the variable interest entities M&W and FPF, of $108,863.  These uses of cash were offset by net short-term bank borrowing of $392,430.

In 2007, M&W constructed the new manufacturing facility at Commerce Drive which AFT leases.  Financing for the facility was completed with a $3,000,000 Industrial Revenue Bond issued by the City of Wisconsin Rapids.  This is a 5.50% bond expiring July 2027.  Monthly principal and interest payments are $20,766.  Plant and process equipment for the new facility was financed by AFT with two additional $500,000 Industrial Revenue Bonds expiring July 2014.  These bonds carry interest at 5.75%.  Monthly principal and interest payments for each of these bonds is $7,266.  In addition to the $1,000,000 in revenue bonds for equipment, AFT received a $500,000 Note from the City of Wisconsin Rapids for additional equipment purchases.  This Note expires April, 2012 and carries interest at 2%.

The Industrial Revenue Bond Agreement states that the Industrial Revenue Bonds are secured by all of the assets of AFT, M&W and FPF and that insurance be maintained on the collateral.  The Bond Agreement requires AFT to comply with standard covenants, including financial covenants relating to ratios of tangible net worth, debt service coverage, and total indebtedness to tangible net worth.  In addition, AFT must maintain a $4,000,000 key man life insurance policy upon the life of Jamie Mancl, AFT’s President and founder.  The Industrial Revenue Bonds become immediately due and payable upon breach of any covenants or representations made by AFT in the Bond Agreement and upon other customary events of default.

At December 31, 2007, AFT was not in compliance with various restrictive financial covenants associated with the industrial revenue bonds used to finance AFT’s expansion.  The tangible net worth covenant requires AFT to maintain at least $600,000 in net worth.  AFT’s tangible net worth was $477,871 and $331,733 at December 31, 2007 and June 30, 2008, respectively.  The debt service coverage ratio covenant requires AFT to maintain at least 1.25 coverage.  AFT’s debt service coverage ratio was .76 and .10 at December 31, 2007 and June 30, 2008, respectively.  The indebtedness to tangible net worth covenant requires AFT to maintain a ratio of less than 3.5 to 1.0.  AFT’s indebtedness to tangible net worth ratio was 11.90 and 12.24 at December 31, 2007 and June 30, 2008, respectively.  AFT received a waiver letter dated March 28, 2008 on these covenant defaults from its lenders.  The terms of the waiver suspend the covenant requirements through December 31, 2008.  Additionally, AFT received another waiver letter dated August 26, 2008, which waives these same three covenants through September 30, 2009.  The next calculation date for these covenants will be December 31, 2009, unless the covenants are modified prior to that date.  AFT and the bank realize that these covenants may need to be renegotiated to meet AFT’s future needs and both parties plan to assess this during 4th quarter of 2008.

In the upcoming year, AFT plans to finance operations, including equipment purchases and other capital expenditures, with working capital and external financing.  AFT believes that it will need additional funds in the near term to finance operations and meet revenue, profitability, growth, diversification and other strategic goals for the foreseeable future.  In addition, AFT continues to evaluate and assess potential strategic acquisition targets.  Cash requirements from any future acquisitions may be substantial; however, AFT cannot estimate the cash or other consideration that may be required to finance such transactions.  AFT expects to be able to procure financing upon reasonable terms in order to finance operations and acquisition activity.  However, if AFT is unable to do so, or if AFT does not meet anticipated future revenue goals, AFT’s management is committed to taking actions necessary to ensure the conservation of adequate cash to continue to finance its operations.

Since December 31, 2007, AFT increased its borrowing under the $500,000 bond with the City of Wisconsin Rapids by $67,673 to fully use the available loan amount.  The borrowing financed additional manufacturing equipment at AFT.  On January 3, 2008, AFT secured a short-term bank note for $200,000 at 7.75% interest per annum.  On March 20, 2008, AFT secured another short-term bank note for $200,000.  Both notes were for working capital purposes, are due three months from the date of issuance or upon demand thereafter, carry interest at 7.75% per annum, and are secured by the business assets and receivables of AFT and certain customer purchase orders.  On May 1, 2008, AFT entered into a capital lease agreement with Yale Materials Handling for a forklift.  The term of the lease is 60 months with monthly lease payments of $516.

AFT has entered into various operating leases to support operations in 2008.  AFT leases several vehicles supporting its Field Services Division as well as office space in Hastings, Michigan.  Total monthly lease payments for these vehicles and office space are $3,273.  AFT leases its manufacturing facility at Commerce Drive, Wisconsin Rapids, Wisconsin from M&W who is considered a variable interest entity of AFT.  This lease was established on August 1, 2007 for a 20 year term.  From August 1, 2007 to December 31, 2007, AFT paid $30,000 per month.  Starting on January 1, 2008, the lease calls for monthly payments of $35,000 with an annual adjustment to reflect the changes in the cost of living.  Prior to December 31, 2008, AFT plans to exercise its option to purchase the manufacturing facility from M&W by assuming the related debt and paying the remainder of the purchase price in $500,000 cash and a promissory note.  AFT has obtained a third-party valuation of the property valuing the property at $4,500,000.

To address AFT’s current cash needs and provide a remedy for the bank covenant violations, we have begun the process of raising up to $10 million through a private offering of convertible debentures which we plan to loan to AFT until the Reverse Acquisition is finalized and AFT becomes our subsidiary.  In August 2008, we began receiving funds from the debenture offering and have loaned $ 1,838,556 to AFT.  If we are unable to close the Reverse Acquisition by the end of 2008, AFT intends to re-negotiate the terms of the covenants with its lenders or seek additional waivers of the covenants.

As stated above, if AFT’s cash flow from operations is insufficient to fund its debt service and other obligations, AFT may be required to further increase its borrowings, reduce or delay capital expenditures, and seek additional capital or refinance its indebtedness.  In May 2008, AFT received a $300,000 short-term bridge note from a consultant and shareholder, who is helping with the Reverse Acquisition transaction, to assist with operating cash flow until the Reverse Acquisition is consummated.  If the above actions do not come to fruition in the expected time frame, AFT may have to take more drastic steps and cut back on its operations and curtail its expenses.

Summary of AFT’s Significant Accounting Policies:

The discussion and analysis of AFT’s financial condition and results of operations are based on AFT’s financial statements, which have been prepared in accordance with accounting principles generally accepted in the U.S.  While AFT’s significant accounting policies are described in more detail in Note 2 to its financial statements, AFT’s management believes the following accounting policies to be critical to the judgments and estimates used in preparation of its financial statements:

Use of Estimates:  The preparation of these financial statements requires AFT’s management to make estimates and judgments that affect the reported amounts of assets, liabilities and expenses and related disclosure of contingent assets and liabilities.  AFT’s management reviews its estimates on an on-going basis and bases estimates on historical experience and on various other assumptions that it believes to be reasonable under the circumstances, the results of which form the basis for making judgments about these estimates under different assumptions or conditions.

Principles of Consolidation and Basis of Presentation:  AFT consolidates its financial results in accordance with Financial Accounting Standards Board (“FASB”) Interpretation No. 46R, Consolidation of Variable Interest Entities (“FIN 46R”), which requires a company to consolidate entities determined to be variable interest entities (“VIEs”), for which AFT is deemed to be the VIE’s primary beneficiary.  AFT has determined that M&W and FPF are VIEs and that AFT is the primary beneficiary of such VIEs, as defined by FIN 46R.  M&W owns the manufacturing facility which is leased to AFT and FPF is a wholesale distributor of fiberglass pipe fittings to AFT and other third-party companies.  The sole stockholder of AFT is the 100% owner of M&W and FPF, which results in AFT holding a significant influence over their continuing operations.  Although AFT holds no legal ownership in the VIEs, the VIEs cannot support and finance their operations on their own as suggested by AFT guaranteeing all of the debt of the VIEs, and due to the fact that AFT would likely absorb any expected future losses.  As such, AFT has concluded that AFT is required to consolidate results of operations of the VIEs.  As of March 31, 2008 and December 31, 2007, AFT had not funded any losses of the VIEs.

The financial statements and footnotes of AFT have been presented on a consolidated basis to include its variable interests in M&W and FPF.  All significant intercompany accounts and transactions have been eliminated in consolidation.

Trade Accounts Receivable:  Trade accounts receivable are recorded at the invoiced amount.  The allowance for doubtful accounts is AFT’s best estimate of the amount of probable credit losses in AFT’s existing accounts receivable.  AFT determines the allowance based on historical write-off experience.  AFT reviews its allowance for doubtful accounts monthly.  Individual accounts with past due balances over 90 days are specifically reviewed for collectability.  All other balances are reviewed on a pooled basis.  Account balances are charged against accounts receivable, as bad debt, after all means of collection have been exhausted and the potential for recovery is considered remote.  Finance charges are accrued monthly, but not recognized on past due trade receivables until management determines that such charges will be collected.  AFT’s standard terms of sale are Net 30 days, however, due to competitive market conditions, AFT customers in certain market segments such as pulp & paper are requiring lengthened credit sale terms such as 45 or 60 days.  Moving forward, AFT anticipates that the mix of customers in the markets AFT currently serves will remain similar to historic levels and thus the collection period for receivables for these customers will also remain at similar levels.  As AFT pursues larger contracts in new markets, AFT intends to seek pre-payments and progress payments attempting to shorten overall collection periods for receivables.

Inventories:  Inventories are stated at the lower of cost or market, with cost determined on the first-in, first-out (FIFO) basis.  Allowances are recorded for estimated excess and obsolete inventories based primarily on forecasts of product demand and estimated production requirements.

Property and Equipment:  Property and equipment are stated at cost.  Depreciation is provided on the straight-line method over the estimated useful lives of the respective assets.  Maintenance and repairs are charged to expense as incurred; major renewals and betterments are capitalized.  As items are sold or retired, the related cost and accumulated depreciation are removed from the accounts and any gain or loss is included in operating income.

The estimated useful lives for computing depreciation are as follows:

Years
Building	40
Building and land improvements	15
Computer equipment	3 to 5
Manufacturing equipment	5 to 10
Furniture and office equipment	5 to 10
Vehicles and trailers	5

Intangible Assets:  Intangible assets are stated at cost.  They comprise a non-compete agreement and customer list acquired through an asset purchase acquisition in 2005.  Also, included is deferred financing costs incurred with the bond financing for the construction of the new manufacturing facility in 2007.  The non-compete agreement is being amortized on the straight-line method over its 3-year life.  The customer list is being amortized 33% per year based on a discounted cash flow analysis.  Financing costs are amortized over the life of the related bonds ranging from 7 to 20 years, with the amortization being recorded to interest expense.

Impairment of Long-Lived Assets:  The recoverability of intangible assets and other long-lived assets is assessed periodically or whenever adverse events or changes in circumstances or business climate indicate that the expected cash flows previously anticipated warrant a reassessment.  When such reassessments indicate the potential of impairment, all business factors are considered and, if the carrying value of such intangible assets and other long-

lived assets are not likely to be recovered from future undiscounted operating cash flows, they will be written down for financial reporting purposes to their fair values.

Revenue Recognition:  AFT’s manufacturing processes include open molding, resin transfer molding, filament winding, vacuum infusion, and hand lay-up of fiberglass reinforced composites materials.  The average length of time for completion of AFT contracts is approximately two weeks with a range of 1 day to several months.

The Company derives revenue primarily from the sale of the Company’s manufactured products (tanks, piping, & ductwork), installation of those tanks on occasion and service/repair.  In accordance with SEC Staff Accounting Bulletin No. 104, “Revenue Recognition” (“SAB 104”), revenue is recognized when persuasive evidence of an arrangement exists, the price is fixed and determinable, transfer of title has occurred, services have been rendered or delivery has occurred per contract terms and collection of the related receivable is reasonably assured. At times, customer deposits and other receipts are received and are deferred and recognized when earned.  Shipping and handling costs are classified as a cost of goods sold component.

Most of the Company’s products are sold without installation services included.  Revenue for product only sales is generally recognized at the time of shipment and if all other contractual obligations have been satisfied.  When the Company provides a combination of products and installation services, the arrangement is evaluated under Emerging Issues Task Force Issue (“EITF”) No. 00-21 “Revenue Arrangements with Multiple Deliverables.”  Most installation work is generally done in a short period of time (less than 30 days) and the corresponding revenue is recorded upon the completion of the installation and all contractual obligations have been met.

For any service/repair, most work is performed on a time and material basis and revenue is recognized upon performance.

AFT generally provides a standard one year warranty for product and service sales. Accruals necessary for product warranties are estimated based upon historical warranty costs which in the past have been immaterial to the financial statements as a whole. As of March 31, 2008, no accrual for warranty expense has been recorded due to immateriality.

Income Taxes:  AFT, with the consent of its stockholder, elected under the Internal Revenue Code to be an S-Corporation.  In lieu of corporation income taxes, the stockholders of an S-Corporation are taxed on their proportionate share of taxable income.  Therefore, no provision or liability for federal or state income taxes is provided in AFT’s audited financial statements.

Effective January 1, 2008, AFT terminated its S-Corporation election.  AFT is being taxed as a C-Corporation in 2008 and will be subject to income and deferred taxes on future taxable income or losses.

As previously noted, AFT consolidates its financial results under the provisions of FIN 46R.  For income tax purposes, however, AFT is not considered a consolidated entity.  As a result, income generated by M&W and FPF, as well as any losses recognized, are excluded from AFT’s net income that is ultimately reported in AFT’s corporate tax returns.

Effect of recently issued accounting standards:

In December 2007, the FASB issued Statement of Financial Accounting Standards (“SFAS”) No. 141R, Business Combinations (“SFAS 141R”), which establishes principles and requirements for how the acquirer of a business recognizes and measures in its financial statements the identifiable assets acquired, the liabilities assumed, and any non-controlling interest in the acquiree.  SFAS 141R also provides guidance for recognizing and measuring the goodwill acquired in the business combination and determines what information to disclose to enable users of the financial statements to evaluate the nature and financial effects of the business combination.  SFAS 141R is effective for fiscal years beginning after December 15, 2008.  Early adoption is not permitted.  AFT is currently evaluating the effect of the adoption of SFAS 141R, but does not presently anticipate it will have a material impact on its consolidated financial position or results of operations.

In December 2007, the FASB issued SFAS No. 160, Non-controlling Interests in Consolidated Financial Statements—an amendment of ARB No. 51 (“SFAS 160”), which establishes accounting and reporting standards for the non-controlling interest in a subsidiary and for the deconsolidation of a subsidiary.  It clarifies that a non-controlling interest in a subsidiary is an ownership interest in the consolidated entity that should be reported as equity in the consolidated financial statements.  SFAS 160 is effective for fiscal years beginning after December 15, 2008.  AFT has evaluated the effect of the adoption of SFAS 160, but does not presently anticipate it will have a material effect on its consolidated financial position or results of operations.

In February 2007, the FASB issued SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities—Including an Amendment of FASB Statement No. 115 (“SFAS 159”).  This standard permits an entity to choose to measure many financial instruments and certain other items at fair value.  This standard is effective for financial statements issued for fiscal years beginning after November 15, 2007.  AFT adopted the provisions of SFAS 159 on January 1, 2008.  AFT did not elect to measure any financial assets or liabilities using the fair value option of SFAS 159.  AFT, at each measurement date, will assess whether to use the fair value option on any future financial assets or liabilities as permitted pursuant to the provisions of SFAS 159.

In September 2006, the FASB issued SFAS No. 157, Fair Value Measurements (“SFAS 157”).  This standard clarifies the principle that fair value should be based on the assumptions that market participants would use when pricing an asset or liability.  Additionally, it establishes a fair value hierarchy that prioritizes the information used to develop those assumptions.  In February 2008, the FASB issued FASB Staff Position No. 157-2 (“FSP 157-2”), which delayed the effective date by which companies must adopt the provisions of SFAS 157.  FSP 157-2 defers the effective date of SFAS 157 to fiscal years beginning after November 15, 2008, and interim periods within those fiscal years.  The adoption of SFAS 157 is not anticipated to have a material impact on our financial position, results of operations, or cash flows.

Risks of the Reverse Acquisition and AFT’s Business

The actual results of the combined company may differ materially from those anticipated in these forward-looking statements.  LPME and AFT will operate as a combined company in a market environment that is difficult to predict and that involves significant risks and uncertainties, many of which will be beyond the combined company’s control.  Additional risks and uncertainties not presently known to us, or that are not currently believed to be important to you, if they materialize, also may adversely affect the combined company.

While AFT is beyond the development stage, it is a company with limited operating history that makes it difficult to predict, reliably, future growth and operating results.  AFT has not demonstrated that it can: (i) expand its manufacturing capacity in a manner that will enable it to remain profitable; (ii) ensure the steady supply of raw materials that will enable it to carry out its commercial activities; (iii) establish many of the business functions necessary to expand existing operations and enter new markets as defined by its four-part growth strategy, including sales, marketing, administrative and financial functions, and establish compliant financial controls; or (iv) respond effectively to competitive pressures.

AFT has had limited profitability since inception.  Since 1995, AFT has generated limited profits.  The extent of AFT’s future operating profits are uncertain, and it may never sustain profitable operations.

AFT’s current capital needs are significant.  Cash generated by AFT’s operations is currently insufficient to meet AFT’s operating needs and debt service obligations.  AFT has significant contractual obligations to make payments on its debts and leases.  For several years, AFT has relied on external sources of financing to meet its ongoing obligations.  There can be no assurance that continued financing will be available to meet AFT’s significant obligations.  If AFT is unable to meet its current contractual obligations, it may be forced to seek protection in bankruptcy or receivership proceedings, and may be forced to liquidate its assets to pay its obligations.

AFT also has plans to invest in additional plant and equipment and expand into new markets and needs significant additional capital to do so.  We plan to pursue financing to help AFT expand its operations prior to the completion of the Reverse Acquisition transaction with AFT.  Such funds were placed in escrow until we sold debentures in the aggregate principal amount of $2,000,000.  Since more than $2,000,000 has been raised, a portion of these funds were released from escrow and loaned to AFT for the purposes of making down payments for the purchase manufacturing equipment and for start-up costs associated with the formation of field service operations of AFT.  We advanced these funds to AFT in the form of an unsecured loan in anticipation of the Reverse Acquisition.  If we do not complete the Reverse Acquisition transaction, we may not be able to collect any monies advanced to AFT.  If this were to occur, investors that purchased our convertible debentures may lose all or part of their investment.

AFT’s future capital needs are likely to be significant.  AFT will need to raise significant amounts of additional funds in the future.  These funds may not be available on acceptable terms.  For the past few years, AFT has relied on external sources of financing to meet its capital needs.  There is not sufficient cash to meet AFT’s capital requirements to expand its production capabilities and meet the goals defined in AFT’s growth strategy within existing markets and across new markets.  We and/or AFT will seek additional funds from public and/or private offerings of debt and/or equity securities, borrowings under credit lines or other sources.

AFT’s future capital requirements will depend on many factors, including:
•	revenues generated by sales of manufactured products;
•	costs required to develop new manufacturing processes for new sectors;
•	expenses incurred in manufacturing and selling products;
•	costs associated with anticipated plant expansions;
•	other costs associated with capital expenditures; and
•	the number and timing of any acquisitions or other strategic transactions.

As a result of these factors, it is likely that AFT will need to raise additional funds, and these funds may not be available on favorable terms, or at all.  Furthermore, if we issue equity or debt securities to raise additional funds, our existing stockholders may experience dilution, and new equity or debt securities may have rights, preferences and privileges senior to those of existing stockholders.  If we or AFT cannot raise funds on acceptable terms, AFT may not be able to develop or enhance its products, expand its product offerings, execute its business plan, take advantage of future opportunities, or respond to competitive pressures or unanticipated customer requirements.

After the Reverse Acquisition transaction, the principal shareholders of AFT will have the ability to exercise control over our affairs and management.  The principal shareholders of AFT will own approximately 60% of our common stock following the Reverse Transaction and will have significant influence over matters requiring approval by our shareholders.  The principal shareholders of AFT will have the ability, among other things, to elect all of the members of our board of directors and exercise control over our affairs and management.

AFT’s success will depend on its ability to attract and retain key personnel and technical staff.  We believe future success will depend on AFT’s ability to manage our growth successfully, including attracting and retaining skilled personnel for AFT’s manufacturing operations.  Hiring qualified management and technical personnel may be difficult due to the limited population base surrounding Wisconsin Rapids, Wisconsin.  If we fail to attract and retain personnel, particularly management and technical personnel, we may not be able to continue our planned operations and expansions.

AFT’s business depends upon good relations with employees.  AFT may experience difficulties in maintaining appropriate relations with unions and employees. About 41% of AFT’s employees are represented by labor unions.  The risk of labor disputes, work stoppages or other disruptions in production could adversely affect AFT.  If AFT cannot successfully negotiate or renegotiate its collective bargaining agreements or if the negotiations take an excessive amount of time, there may be a heightened risk of a prolonged work stoppage.  Any work stoppage could have a material adverse effect in the productivity and profitability of a manufacturing facility or in AFT’s operations as a whole.  AFT has not experienced any work stoppages due to employee relations in its history.

If AFT does not effectively manage its growth, its business resources may become strained and its results of operations may be adversely affected.  We expect to increase AFT’s total employee headcount subsequent to the Reverse Acquisition.  This growth will be proportional to our expansion of AFT’s manufacturing capabilities.  This may provide challenges to AFT’s organization and may strain its management and operations.  We may misjudge the amount of time or resources that will be required to effectively manage any anticipated or unanticipated growth in the business or we may not be able to attract, hire and retain sufficient personnel to meet our needs.  If we cannot scale AFT’s business growth appropriately, maintain control over expenses or otherwise adapt to anticipated and unanticipated growth, our business resources may become strained, we may not be able to deliver proposed products in a timely manner and our results of operations may be adversely affected.

AFT is subject to potential product liability and other claims and it may not have the insurance or other resources to cover the costs of any successful claim.  Defects in AFT’s products could subject it to potential product liability claims that its products caused some harm to the human body.  AFTs’ product liability insurance may not be adequate to cover future claims.  Product liability insurance is expensive and, in the future, may not be available on terms that are acceptable to AFT, if it is available at all.  Plaintiffs may also advance other legal theories supporting their claims that AFT’s products or actions resulted in some harm.  A successful claim brought against AFT in excess of any insurance coverage that it has could significantly harm our business and financial condition.  AFT has not experienced any product liability claims in its history.

Demand for and supply of AFT’s products and services may be adversely affected by several factors, some of which cannot be predicted or controlled, that could adversely affect AFT’s results of operations.  Several factors may affect the demand for and supply of AFT’s products and services, including:
•	economic downturns in the significant markets that AFT serves;
•	changes in federal mandates that encourage rapid growth in the markets that AFT serves;
•	product obsolescence, technological changes that unfavorably alter the value/cost proposition of AFT’s products and services;
•	competition from existing and unforeseen composites manufacturers;
•	declines in general economic conditions or reductions in industrial production growth rates, both domestically and globally, which could impact AFT’s customers ability to pay amounts owed;
•	changes in environmental regulations that would limit AFT’s ability to sell its products and services in specific markets; and
•
inability to obtain raw materials or supply products to customers due to factors such as supplier work stoppages, supply shortages, plant outages or regulatory changes that may limit or prohibit overland transportation of certain materials and exogenous factors, like severe weather.

If any of these factors occur, the demand for and supply of AFT’s products and services could suffer, which would adversely affect AFT’s results of operations.

AFT’s manufacturing operations are subject to hazards and other risks associated with composites manufacturing and the related storage and transportation of raw materials, products and wastes.  AFT’s manufacturing operations are subject to the usual hazards and risks associated with composites manufacturing and the related storage and transportation of raw materials, products and wastes. These hazards and risks include, but are not limited to:
•	explosions, fires, inclement weather and natural disasters;
•	mechanical failure resulting in protracted or short duration unscheduled downtime;
•	regulatory changes that affect or limit the transportation of raw materials;
•	inability to obtain or maintain any required licenses or permits;
•	interruptions and environmental hazards such as discharges or releases of toxic or hazardous substances or gases into the environment or workplace; and
•	storage tank leaks or other issues resulting from remedial activities.

The occurrence of any of these operating problems at AFT’s facility may have a material adverse effect on AFT’s productivity and profitability, during and after the period of these operating difficulties. These operating problems may also cause personal injury and loss of life, severe damage to or destruction of property and equipment and environmental damage.  AFT is subject to present and potential future claims with respect to workplace exposure, workers’ compensation and other matters. Although AFT maintains property and casualty insurance of the types and in the amounts that it believes are customary for the industry, AFT is not fully insured against all potential hazards that are incident to the business.

Extensive environmental, health and safety laws and regulations impact AFT’s operations and assets, and compliance with these regulations could adversely affect AFT’s results of operations.  AFT’s operations on and leased real property are subject to extensive environmental, health and safety laws and regulations at the national, state and local governmental levels. The nature of AFT’s business exposes it to risks of liability under these laws and regulations due to the production, storage, transportation, recycling or disposal and/or sale of materials that can cause contamination or personal injury if they are released into the environment or workplace. Environmental laws may have a significant effect on the costs of these activities involving raw materials, finished products and wastes.AFT may incur substantial costs, including fines, damages, criminal or civil sanctions, remediation costs, or experience interruptions in our operations for violations of these laws.

Also, federal and state environmental statutes impose strict, and under some circumstances, joint and several liability for the cost of investigations and remedial actions on any company that generated environmental waste, arranged for disposal of the waste, transported the waste to the site or selected the site, as well as on the owners and operators of these sites. Any or all of the responsible parties may be required to bear all of the costs of clean up, regardless of fault or legality of the waste disposal or ownership of the site, and may also be subject to liability for natural resource damages.  AFT may incur substantial costs if it is found that AFT has generated environmental waste at its manufacturing facility, its previous manufacturing facility, or during the transport or installation of its products at client sites.  It is possible that AFT will be identified as a potentially responsible party for identified waste sites in the future, which could result in being assessed substantial investigation or cleanup costs.

AFT accrues costs for environmental matters that have been identified when it is probable that these costs will be required and when they can be reasonably estimated. However, accruals for estimated costs, including, among other things, the ranges associated with accruals for future environmental compliance and remediation, may be too low or AFT may not be able to quantify the potential costs.  AFT may be subject to additional environmental liabilities or potential liabilities that have not been identified. We expect that AFT will continue to be subject to increasingly stringent environmental, health and safety laws and regulations. We anticipate that compliance with these laws and regulations will continue to require capital expenditures and operating costs, which could adversely affect AFT’s results of operations or financial condition.

AFT faces competition from other composites manufacturing companies, which could adversely affect its sales and financial condition.  AFT actively competes with companies that produce the same or similar products, and in some instances with companies that produce different products that are designed for the same end uses.  AFT encounters competition in price, delivery, service, performance, product innovation, and product recognition and quality, depending on the product involved.

Many of AFT’s competitors are larger, which makes them more efficient, thereby reducing their cost of materials and permitting them to be more competitive.  Their increased size permits them to operate in wider geographic areas and enhance their ability to compete in other areas such as research and development and customer service, which could also reduce AFT’s profitability.

AFT expects that competitors will continue to develop and introduce new and enhanced products, which could cause a decline in the market acceptance of AFT’s products.  In addition, AFT’s competitors could cause a reduction in the selling prices of some of its products as a result of intensified price competition.  Competitive pressures could also result in the loss of major customers.  An inability to compete successfully could have an adverse effect on AFT’s results of operations, financial condition and cash flows.

AFT may also experience increased competition from companies that offer products based on alternative technologies and processes that may be more competitive or better in price or performance, causing AFT to lose customers and result in a decline in sales volume and earnings.  Additionally, some of AFT’s customers may already be or may become large enough to justify developing in-house production capabilities.  Any significant reduction in customer orders as a result of a shift to in-house production could adversely affect AFT’s sales and operating profits.

Risks Related to our Common Stock

An active trading market for our common stock may never develop and you may have no ability to sell the shares.  There is a limited public trading market for our common stock.  The Financial Industry Regulatory Authority Inc. (“FINRA”) has approved the entry of a price quotation for our common stock on the OTC Bulletin Board system and our symbol is LPME.  There can be no assurance that a market for our common stock will be established or that, if established, a market will be sustained.  Therefore, if you purchase shares of our common stock you may be unable to sell them.  Accordingly, you should be able to bear the financial risk of losing your entire investment.

The OTC Bulletin Board is not an exchange and, because trading of securities on the OTC Bulletin Board is often more sporadic than the trading of securities listed on an exchange or NASDAQ, you may have difficulty reselling any of the shares that you may purchase.  Even after the Reverse Acquisition, we anticipate that we will have fewer than 30 stockholders holding our common stock.  With so few holders, an active trading market may never develop in our common stock and it may be difficult or impossible to sell your shares.

Future financing transactions could result in dilution.  After the Reverse Acquisition, in order to raise additional funds for expansion and operating needs, we may sell restricted stock, options, warrants, and convertible securities and/or convertible debt to investors in public or private placements of such securities.  Since any stock sold in a private placement will be restricted, the stock may be sold at a discount to market prices, and the exercise price of the warrants or options sold in like manner is likely to be at or even lower than market prices.  These transactions will cause dilution to existing stockholders.  Also, from time to time, stock or options may be issued to officers, directors, employees, or consultants with prices equal to market.  Exercise of in-the-money options and warrants will result in dilution to existing stockholders.  The amount of dilution will depend on the spread between the market and exercise price, and the number of shares involved.  In addition, such shares would increase the number of shares in the “public float” and could depress the market price for our common stock.

Our common stock is subject to penny stock regulation that may affect the liquidity for our common stock.  The Securities and Exchange Commission has adopted rules that regulate broker or dealer practices in connection with transactions in penny stocks.  Penny stocks generally are equity securities with a price of less than $5.00(other than securities registered on certain national securities exchanges or quoted on the NASDAQ system, provided that current price and volume information with respect to transactions in such securities is provided by the exchange system).  The penny stock rules require a broker or dealer, prior to a transaction in a penny stock not otherwise exempt from the rules, to deliver a standardized risk disclosure document prepared by the Securities and Exchange Commission that provides information about penny stocks and the nature and level of risks in the penny stock market.  The broker or dealer also must provide the customer with bid and offer quotations for the penny stock, the compensation of the broker or dealer, and its salesperson in the transaction, and monthly account statements showing the market value of each penny stock held in the customer’s account.  The penny stock rules also require that prior to a transaction in a penny stock not otherwise exempt from such rules, the broker or dealer must make a special written determination that a penny stock is a suitable investment for the purchaser and receive the purchaser’s written agreement to the transaction.

These disclosure requirements may have the effect of reducing the level of trading activity in any secondary market for our stock that becomes subject to the penny stock rules, and accordingly, stockholders of our common stock may find it difficult to sell their securities, if at all.

Management

Our sole director and officer (and promoter, affiliate and control person) is Diana L. Hassan (43) who serves as our President, Secretary, Treasurer and Sole Director.  From 1990 to the present, Diana L. Hassan has been a self-employed mortgage banker serving the real estate markets in the Southwest United States.  Pursuant to the Share Exchange Agreement, we anticipate that Ms. Hassan will appoint five directors to our Board of Directors and then resign from her positions with our Company upon closing of the Reverse Acquisition.  The following section describes the management and the directors that we anticipate will take control of our Company following the Reverse Acquisition.

Management Following the Reverse Acquisition

We anticipate that our management will consist of the following after the Reverse Acquisition:

Name	Age	Position
Samuel W. Fairchild	54	Chief Executive Officer and Director
Jamie Lee Mancl	36	President and Director
Jennifer Lynn Mancl	33	Vice President and Director
Jeffrey S. Keuntjes	43	Controller
Kenneth A. Iwinski	45	General Counsel and Secretary
Daniel P. Wergin	66	Director
Thomas J. Klismith	49	Director

The term of office of each director is expected to end at the next annual meeting of our stockholders or when such director’s successor is elected and qualified.  The term of office of each officer ends at the next annual meeting of our board of directors, expected to take place immediately after the next annual meeting of stockholders, or when such officer’s successor is elected and qualified.  We are not aware of any material proceedings to which any of the anticipated directors, or any associate of any such director, is a party adverse to us or has a material interest adverse to us or to any of our subsidiaries.

Jamie Lee Mancl is married to Jennifer Lynn Mancl.  Other than the Mancls, there are no family relationships between any of our future directors and officers.  During the last five years, none of the listed officers or directors have (i) had any bankruptcy petition filed by or against any business of which such person was an officer; (ii) had any conviction in a criminal proceeding or been subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (iii) been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; or (iv) been found by a court of competent jurisdiction (in a civil action), the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law.

Samuel W. Fairchild – Chief Executive Officer and Director.  Mr. Fairchild has served as a director of AFT since April 2008 and as Chief Executive Officer since October 2007.  Previously, he served as Chief Executive Officer and Director of Tower Tech Holdings (NASDAQ: TWRT), the predecessor to Broadwind Energy (BWEN), from 2006 – 2007, where he led the growth in market capitalization from $40 million to nearly $1 billion through process restructuring, market repositioning, capital formation and responsive corporate governance.  Mr. Fairchild has been the President of the Tadpole Group, an investment portfolio-holding company focused on harvesting value from transformation, since August 2004.  He has also been Managing Director of Theseus Capital Partners, an investment advisory firm, since August 2004.  Prior to founding Theseus in 2004, Mr. Fairchild co-led the Global Government, Transport & Infrastructure Group of PA Consulting Group, a role he assumed in 1999 as a result of PA’s acquisition of GKMG Consulting Services, a strategic consulting firm he founded in 1992.  During that period, he also served as “shadow CEO” of Air New Zealand following the demise of its wholly-owned subsidiary, Ansett Airlines, where he led the Crown’s acquisition of most of the outstanding shares and the comprehensive turnaround of the airline.  He has also served in the White House as senior advisor to President Reagan and Vice President Bush for transportation policy, and was George Bush’s Acting Assistant Secretary of Transportation for Policy and International Affairs.  Following his government service, Mr. Fairchild was a member of the management group at the Carlyle Group, where he helped to establish BDM International’s transportation group before BDM was sold to TRW, Inc.  Since May 1996, Mr. Fairchild has been the Chairman of the Board of Schiphol North America, the owner of JFK’s $1.4 billion Terminal Four and the international arm of Amsterdam Airport’s Schiphol Group.

Jamie Lee Mancl – President and Director.  Mr. Mancl has served as President and as a director of AFT since its inception in January, 2005.  From 1995 to January 2005, he owned and operated M&W Fiberglass, LLC, the predecessor company to AFT.  He is also the owner of Fiberglass Piping & Fitting Company, a firm he founded in 2006.  Mr. Mancl has an extensive background managing success in the composites industry.  From 1989 to 1995, he served in various management positions at Industrial Fiberglass.  Mr. Mancl has a successful track record managing the day-to-day operations of a growing composites fabricator, and is an industry-recognized expert in composites.

Jennifer Lynn Mancl– Vice President and Director.  Mrs. Mancl has served as Vice President of AFT since its inception in January, 2005 and as a director since April 2008, where she has been responsible for all administrative processes, marketing and external affairs.  From 1998 to 2003, Mrs. Mancl worked for Stora Enso North Amerca, where she gained plant floor experience in the pulp and paper industry as well as considerable experience in purchasing and negotiations.  In 2002, Mrs. Mancl earned a B.A. degree in Business Administration and Marketing from Lakeland College in Wisconsin.

Jeffrey S. Keuntjes– Controller.  Mr. Keuntjes has served as Controller of AFT since June, 2007.  From 2001 to June, 2007, he served as a Senior Business Analyst for Domtar Industries, a pulp and paper manufacturer in Wisconsin.  He previously served as a Controller for Stevens Point Area Catholic Schools from 1998 to 2001.  Mr. Keuntjes’ background includes 19 years of progressively more responsible financial management responsibilities.  He is a member of the Institute of Management Accountants, has earned CSOX certification from the Sarbanes-Oxley Institute and holds a BA and an MBA from the University of Wisconsin, Madison.

Kenneth A. Iwinski – General Counsel and Secretary.  Mr. Iwinski has served as General Counsel and Secretary of AFT since April 2008.  From May 2007 until April 2008, Mr. Iwinski was involved in the private practice of law.  From September 2006 to May 2007, he served as Managing Member and Counsel for Sun Prairie Solutions Group, LLC, an early stage aseptic manufacturing business focused on providing national production and distribution of functional beverages through a joint venture with a global branded food company.  From 1998 to September 2006, Mr. Iwinski served as Vice President - Legal and Secretary for Northland Cranberries, Inc., a publicly traded and vertically integrated food production, processing and sales business.  From 1992 until he joined Northland, Mr. Iwinski was an attorney with the business law firm of Meissner Tierney Fisher & Nichols, S.C., in Milwaukee, Wisconsin.  In addition to his comprehensive business law experience, Mr. Iwinski has significant experience in human resources, corporate governance, compliance and risk management.

Daniel P. Wergin – Director.  Mr. Wergin has served in as a director of AFT since April 2008, following his resignation from the Board of Broadwind Energy. (NASDAQ: BWEN).  Mr. Wergin was a founder of Broadwind’s predecessor company, Tower Tech Holdings (NASDAQ:TWRT), and the company’s first Chief Financial Officer.  He has also been the President of Choice, Inc., a real estate investment and development company based in Manitowoc, Wisconsin, since 1970.  Mr. Wergin has specialized in real estate development, leasing, and 1031 exchanges.  He has been a member of the National Association of Realtors and its Certified Commercial Investment Division since 1975.

Thomas J. Klismith – Director.  Mr. Klismith has served as a director of AFT since April 2008.  Mr. Klismith has been a Certified Public Accountant since 1984 an in 1988 he founded Klismith Accounting & Tax Group, which provides accounting, tax planning, software consulting and financial advisory services to individuals and businesses in central Wisconsin.  Mr. Klismith has significant experience in tax planning and preparation, financial reporting, business budgeting and forecasting, financial, estate and retirement planning and business consulting.  Mr. Klismith is a member of both the American and Wisconsin Institutes of Certified Public Accountants.

Director Indemnification

Under the corporate laws of the State of Nevada and the our Articles of Incorporation, we have broad powers to indemnify our directors and officers against liabilities they may incur in such capacities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”).  Our Bylaws also provide for mandatory indemnification of our directors and executive officers, and permissive indemnification of our employees and agents, to the fullest extent permissible under Nevada law.  Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling the registrant pursuant to the foregoing provisions, we have been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

Conflicts of Interest and Related Party Transactions

Our anticipated officers and director are now and may in the future become stockholders, officers or directors of other companies that may be engaged in business activities similar to those conducted by AFT. Accordingly, direct conflicts of interest may arise in the future with respect to such individuals acting on behalf of AFT or other entities.  Moreover, additional conflicts of interest may arise with respect to opportunities which come to the attention of such individuals in the performance of their duties or otherwise.  We do not currently have a right of first refusal pertaining to opportunities that come to management’s attention insofar as such opportunities may relate to AFT’s proposed business operations.

The officers and directors are, so long as they remain officers or a director of our Company after the Reverse Acquisition, subject to the restriction that all opportunities contemplated by AFT’s plan of operation which come to their attention, either in the performance of their duties or in any other manner, will be considered opportunities of, and be made available to our Company.  A breach of this requirement will be a breach of the fiduciary duties of the officer or director.

All future affiliated transactions will be made or entered into on terms that are no less favorable to us than those that can be obtained from any unaffiliated third party.  A majority of the independent, disinterested members of our board of directors will approve future affiliated transactions.

Transaction with AFT.  In anticipation of the Reverse Acquisition, we incorporated a wholly-owned subsidiary in Nevada and appointed Samuel Fairchild as the president of that subsidiary.  Our wholly-owned subsidiary entered into a contract with a North Carolina company to fabricate and install composite materials worth approximately $80,000 in May 2008.  We subcontracted the work to AFT who subsequently completed the project.

Jamie L. Mancl.  Prior to the Reverse Acquisition, Mr. Mancl was the sole stockholder of AFT.  He owns 100% of M&W, which owns and leases the manufacturing plant to AFT.  He also owns 100% of FPF, which is a distributor of imported fiberglass piping and fitting products.  AFT from time to time purchases products from FPF for use in the manufacture of its products.

The lease between AFT and M&W was entered into on August 1, 2007, has a term of 20 years and provides for a current monthly rent of $35,000 subject to annual adjustments based on the consumer price index.  M&W is responsible for maintenance of the structural components of the facility and AFT is generally responsible insurance, utilities, taxes, and certain repairs and maintenance.  Total rent paid by AFT to M&W during 2007 was $178,000 and total rent paid during the first quarter of 2008 was $105,000.  After deductions for depreciation, interest and other expenses, M&W’s net profit from the lease with AFT during 2007 and the first quarter of 2008 was $107,191 and $39,106, respectively.  AFT has an irrevocable option to purchase the facility and the land for $4,500,000 which expires June 18, 2009.  The purchase price is based on an independent third party appraisal and AFT intends to exercise the option prior to expiration.  The purchase is intended to be paid primarily through AFT’s assumption of related debt and payment of $500,000 in cash.

During 2007 and 2006, AFT purchased products from FPF totaling $143,448 and $3,836, respectively.  During the first quarter of 2008, FPF sales to AFT totaled $23,495.  The gross profit on sales to AFT during 2007 and 2006 were $35,165 and $811, respectively, and the gross profit on sales during the first quarter of 2008 totaled $2,945.  The board of directors of AFT has reviewed the related party transactions with FPF and determined it is in its best interest to continue to purchase products from FPF at this time given their high quality, the limited availability of such products from other suppliers at a competitive price and the costs to produce or import comparable products, provided, however, that such transactions are undertaken in good faith and on such terms and conditions as are fair to AFT.

M&W Fiberglass, LLC.  M&W, AFT, Jamie Mancl and Jennifer Mancl are co-borrowers under a Bond Agreement with the City of Wisconsin Rapids and Nekoosa Port Edwards State Bank (“Bank”) pursuant to which tax-exempt industrial revenue bonds in the amount of $4,000,000 were issued by the City (“IRB Debt”), $3,000,000 of which was used for the purpose of financing the construction of the manufacturing facility owned by M&W and leased to AFT and $1,000,000 of which was used for the purpose of financing the acquisition of equipment owned by AFT and installed at the facility.  In connection with the issuance of the IRB Debt, AFT and the Bank entered into (i) a Credit Agreement pursuant to which AFT is obligated as a co-borrower, together with M&W, Jamie Mancl and Jennifer Mancl, to repay the IRB Debt and (ii) a Security Agreement pursuant to which AFT provided all of its assets as collateral to secure repayment of the IRB Debt.  As described above, AFT has an option to purchase the manufacturing facility from M&W which it intends to exercise prior to expiration of the option.

Fiberglass Piping & Fitting Company.  FPF currently operates its business out of the same manufacturing facility that AFT leases from M&W.  FPF occupies approximately 1,000 square feet of the facility on a rent free basis.  The value of the space provided during 2007 and the first quarter of 2008 based on the rental payments made by AFT to M&W was approximately $3,200.  FPF is currently in the process of moving its operations to an offsite location, which AFT expects to be completed by the end of the third quarter of 2008.

FPF has from time to time obtained debt financing from the Bank to buy inventory that is secured, in part, by guarantees and assets of AFT.  In the event FPF defaults under the terms and conditions of its debt financing arrangements, Bank may seek to recover amounts due from AFT or its assets.  The outstanding debt financing arrangements of FPF secured by guarantees and assets of AFT are business notes issued by the Bank as follows:

Date Issued	Interest Rate	Principal Balance
4/16/2007	8.25%	$79,979
6/28/2007	8.25%	80,000
9/28/2007	8.25%	150,000
3/28/2008	7.75%	62,000
5/2/2008	8.25%	18,000
5/8/2008	8.25%	72,000
Total		$461,979

FPF is in compliance with all of the terms and conditions of its debt financing arrangements.  AFT does not intend to guarantee or otherwise provide its assets as collateral to secure additional debt financing of FPF following the Reverse Acquisition.

Klismith Accounting and Tax Group.  Thomas J. Klismith has provided tax, accounting, and business consulting services to AFT, FPF and M&W for several years. The following table sets forth payments made and amounts owed to Mr. Klismith’s firm during the years ending and as of December 31, 2007 and 2006:

	December 31,
	2007	2006
Payments made by:
AFT	$46,926	$32,644
FPF	1,465	-
M&W	2,005	-
Total	$50,396	$32,644

Amounts owed by:
AFT	$7,480	$6,395
FPF	2,350	-
M&W	-	-
Total	$9,830	$6,395

Executive Compensation

Currently, our sole officer and director does not receive any compensation for her services, nor have any of our officers and directors received such compensation in the past.  Prior to the written consent of stockholders that is the impetus for this Information Statement, we had not adopted any retirement, pension, profit sharing, stock option or insurance programs or other similar programs for the benefit of our directors, officers and/or employees.

AFT’s Executive Compensation

The following table sets forth information regarding the remuneration of AFT’s executive officers that earned in excess of $100,000 per annum during any part of the last two completed fiscal years:

Summary Compensation Table
Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Option Awards ($)	All Other Compensation ($)	Total ($)
Jamie Lee Mancl, President and Director	2007	$78,946	-	-	21,182 (1)	$100,128
	2006	$63,923	-	-	18,316 (2)	$82,239
Jeffrey Keuntjes, Controller	2007	$33,923	-	-	-	$33,923
	2006	-	-	-	-	-
(1)
Other compensation for Mr. Mancl during 2007 includes: (i) $13,791 paid for health insurance; (ii) $5,000 health savings account contribution; and (iii) $2,391 Simple IRA contribution.  Other income during 2007 excludes $187,090 consisting of: (i) $107,191of net profit to M&W from the lease of the manufacturing facility to AFT; (ii) $35,165 of gross profit to FPF from the sale of fiberglass piping and fitting products to AFT; (iii) $1,707 representing the value of space within the AFT manufacturing facility which is occupied by FPF on a rent free basis; and (iv) $43,024 of pass-through income attributable to Mr. Mancl during 2007 as a result of his ownership and the S-Corporation status of AFT.

(2)
Other compensation for Mr. Mancl during 2006 includes: (i) $11,587 paid for health insurance; (ii) $5,000 health savings account contribution; and (iii) $1,918 Simple IRA contribution.  Other income during 2006 excludes $302,477 consisting of: (i) $811 of gross profit to FPF from the sale of fiberglass piping and fitting products to AFT; and (ii) $301,666 of pass-through income attributable to Mr. Mancl during 2006 as a result of his ownership and the S-Corporation status of AFT.

AFT does not have any outstanding unexercised options or equity incentive awards.

The following table sets forth information regarding the remuneration of our directors, other than those already mentioned in the Summary Compensation Table, during the last completed fiscal year:

Director Compensation Table
Name	Fees Earned or Paid in Cash	Stock Awards	Option Awards	All Other Compensation	Total
	($)	($)	($)	($)	($)
Samuel W. Fairchild	-	-	-	-	-
Jennifer Lynn Mancl	$39,024	-	-	$1,171 (1)	$40,195
Daniel P. Wergin	-	-	-	-	-
Thomas J. Klismith	-	-	-	-	- (2)
(1)	Other compensation for Mrs. Mancl during 2007 consisted of $2,391 in Simple IRA contribution.
(2)
Mr. Klismith did not earn any compensation for his services as a director during 2007.  However, Mr. Klismith’s firm, Klismith Accounting and Tax Group, was paid $50,396 in 2007 for accounting, tax and business consulting services rendered to AFT, FPF and M&W during that period.

None of the directors of AFT receive any compensation for their respective services as directors.  They have all agreed to serve without compensation until authorized by our board of directors following the Reverse Acquisition transaction.  Following the Reverse Acquisition transaction, we expect to consider and authorize appropriate compensation for AFT’s directors.

Material Federal Income Tax Consequences of the Reverse Acquisition

The following is a summary of the anticipated material United States federal income tax consequences of the Reverse Acquisition. The following discussion is based upon the current provisions of the Internal Revenue Code of 1986, as amended (“the Code”), Treasury regulations promulgated under the Code, Internal Revenue Service (“IRS”), rulings and pronouncements, and judicial decisions now in effect, all of which are subject to change at any time by legislative, judicial or administrative action. Any such changes may be applied retroactively. Any change could affect the accuracy of the statements and conclusions discussed below and the tax consequences of the Reverse Acquisition.

The following discussion is not binding on the IRS.  Neither we nor AFT has or intends to request any rulings from the IRS or opinions from counsel with respect to any of the United States federal income tax consequences of the Reverse Acquisition and, as a result, there can be no assurance that the IRS will not disagree with or challenge any of the conclusions described below.

It is expected that for United States federal income tax purposes the Reverse Acquisition of AFT constitutes a reorganization of AFT within the meaning of Section 368 of the Code.  If the Reverse Acquisition qualifies as a re-organization within the meaning of Section 368 of the Code, we will not recognize gain or loss as a result of the Reverse Acquisition.

Generally, our stockholders will not exchange or surrender their stock in the Reverse Acquisition or receive any separate consideration.  Accordingly, our stockholders will not recognize gain or loss as a result of the Reverse Acquisition.

Our officer, sole director and majority stockholder will surrender and we will cancel 21,750,000 shares of our common stock in the Reverse Acquisition.  No compensation or other consideration will be given for the return and cancellation of the 21,750,000 shares of common stock.

We intend this discussion to provide only a summary of the material United States federal income tax consequences of the Reverse Acquisition.  We do not intend that it be a complete analysis or description of all potential federal income tax consequences of the Reverse Acquisition. In addition, we do not address tax consequences that may vary with, or are contingent upon, individual circumstances.  Moreover, we do not address any non-income tax or any foreign, state or local tax consequences of the Reverse Acquisition. Accordingly, we strongly encourage you to consult your tax advisor to determine your particular United States federal, state, local or foreign income or other tax consequences resulting from the Reverse Acquisition, with respect to your individual circumstances.

ACTION 2 – AMENDMENT AND RESTATEMENT OF THE ARTICLES OF INCORPORATION

We have determined to amend and restate our Articles of Incorporation.  The original Articles of Incorporation date back to October 29, 1992.  We wish to amend certain provisions in the Articles of Incorporation to reflect current developments in the law, and to restate the Articles so that all amendments to date will be contained in one document and it will not be necessary to piece various portions together.

NRS 78.320 eliminates the need for a meeting of the stockholders to approve the amendments contained in the Amended and Restated Articles of Incorporation.  NRS 78.320 provides that the written consent of the holders of outstanding shares of voting capital stock having not less than the minimum number of votes which would be necessary to authorize or take the action at a meeting at which all shares entitled to vote on a matter were present and voted, may be substituted for the special meeting.  According to NRS 78.390, a majority of the outstanding shares of common stock entitled to vote on the matter is required in order to amend our Articles of Incorporation.  In order to eliminate the costs and time involved in the holding of a special meeting, we decided to obtain the written consent of the holders of a majority of the outstanding common stock of our Company.

The form of Certificate of Amendment containing a copy of the Amended and Restated Articles of Incorporation is attached to this Proxy Statement as Appendix E.  The substantive amendments are described as follows:

Name Change

As described above, we are acquiring AFT.  Accordingly, management of the Company believes that “Energy Composites Corporation” will better reflect the Company’s new business operations.

Additional Authorized Capital

The Amended and Restated Articles of Incorporation authorize additional capital stock consisting of 10,000,000 shares of preferred stock, $0.001 par value per share, and increase the number of authorized shares of Common Stock to 100,000,000.  The board of directors will be given the authority to determine the terms of the preferred stock, including dividend rates, conversion prices, voting rights, redemption prices, maturity dates, and other rights and preferences.  No further authorization by holders of the common stock needs to be obtained for the issuance of the preferred stock.

The Board of Directors believes that the increased authorized capital stock, specifically the preferred stock, is desirable to allow for greater flexibility in considering potential future actions involving the issuance of stock, including, without limitation, acquisitions, raising capital, stock dividends or splits, and providing equity incentives to employees, officers and directors in most cases without the expense or delay of seeking further approval from the Company’s stockholders.  The Board of Directors believes that having additional authorized capital stock will allow our Company to pursue sources of financing which will be in our best interests and in the best interests of our stockholders after completing the Reverse Acquisition.

The authorization to issue more shares than currently authorized by the Articles of Incorporation will not materially affect any substantive rights, powers or privileges of the holders our common stock.  Common stockholders are entitled to one vote per share on all matters submitted to the stockholders and do not have cumulative voting rights or pre-emptive rights for the purchase of additional shares of any class of capital stock.  Authorized but unissued shares of common stock may be issued at such times, for such purposes and for such consideration as the Board of Directors may determine to be appropriate without further authority from the Company’s stockholders, except as otherwise required by applicable corporate law or stock exchange policies.

The increase in authorized capital stock will have the following effects: (i) the number of shares of common stock owned by each stockholder will remain the same; (ii) the number of authorized shares of the common stock will remain the same; and (iii) the number of authorized shares of preferred stock will be 10,000,000.  Furthermore, the increase in authorized capital stock will not of itself cause any changes in our capital accounts.

The increase in the authorized capital stock will not have any immediate effect on the rights of existing stockholders. However, the Board of Directors will have the authority to issue authorized shares of common stock without requiring future approval from the stockholders of such issuances, except as may be required by applicable law or exchange regulations. Pursuant to the authority granted us by the written consent of the holders of a majority of our outstanding common stock, we intend to issue 28,750,000 shares of our common stock pursuant to the terms of the Share Exchange Agreement.  We do not have any current plans to issue shares of the newly authorized preferred stock.

To the extent that additional authorized shares of common stock are issued in the future, such issuance may have a dilutive effect on the earnings per share, relative ownership percentage, voting power of existing stockholders, and may adversely affect the market price for the common stock.

The proposed increase in the number of authorized shares of capital stock could enable the Board of Directors to render more difficult or discourage an attempt by another person or entity to obtain control of the Company.  While it is possible that management could use the preferred shares to resist or frustrate a third-party transaction providing an above-market premium that is favored by a majority of the independent stockholders, the Board of Directors has no present intention or plan to employ the additional unissued authorized shares as an anti-takeover device.  The Board of Directors does not view the increase of the authorized capital stock as part of an “anti-takeover” strategy.  The Board of Directors is not advancing the increase of authorized capital stock as a result of any known effort by any party to obtain control of the Company.

Although no offering of preferred stock is contemplated in the proximate future, the current Board of Directors believes that it is desirable to have shares of preferred stock available for issuance.  Shares of preferred stock could be used as a means to obtain additional financing for our Company.  The terms of the preferred stock could be negotiated on a transaction-by-transaction basis.  It is unlikely that further authorization for the issuance of the securities by a vote of holders of the common stock will be solicited prior to such issuance.  None of the our directors or executive officers has any substantial interest, direct or indirect, in this proposal.

Indemnification

The Amended and Restated Articles of Incorporation add a provision that the Company shall indemnify any person against all liability and expense incurred by reason of the fact that the person is or was a director or officer of the Company, or serving at the request of the Company in certain capacities, to the fullest extent permitted by law.  While this type of indemnification is already permitted in the Nevada General Corporation Law which governs Nevada corporations, the Company believes it advisable to set forth its intentions in the Amended and Restated Articles of Incorporation.

Election not to be Governed by the Certain Provisions of the Nevada General Corporation Law

We added a provision stating that our Company will not be governed by NRS 78.378-78.3793, which pertains to the acquisitions of controlling interests in our Company, and NRS 78.411-78.444, which pertains to business combinations with interested stockholders.

Nevada’s “Acquisition of Controlling Interest Statute” applies to Nevada corporations that have at least 200 stockholders, with at least 100 stockholders of record being Nevada residents, and that do business directly or indirectly in Nevada.  Where applicable, the statute prohibits an acquiror from voting shares of a target company’s stock after exceeding certain threshold ownership percentages, until the acquiror provides certain information to the company and a majority of the disinterested stockholders vote to restore the voting rights of the acquiror’s shares at a meeting called at the request and expense of the acquiror.  If the voting rights of such shares are restored, stockholders voting against such restoration may demand payment for the “fair value” of their shares (which is generally equal to the highest price paid in the transaction subjecting the stockholder to the statute).

The NRS also restrict a “business combination” with “interested stockholders,” unless certain conditions are met, with respect to corporations which have at least 200 stockholders of record.  A “combination” includes (i) any merger with an “interested stockholder,” or any other corporation which is or after the merger would be, an affiliate or associate of the interested stockholder, (ii) any sale, lease, exchange, mortgage, pledge, transfer or other disposition of assets, to an “interested stockholder,” having an aggregate market value equal to 5% or more of the aggregate market value of the corporation’s assets; an aggregate market value equal to 5% or more of the aggregate market value of all outstanding shares of the corporation; or representing 10% or more of the earning power or net income of the corporation, (iii) any issuance or transfer of shares of the corporation or its subsidiaries, to the “interested stockholder,” having an aggregate market value equal to 5% or more of the aggregate market value of all the outstanding shares of the corporation, (iv) the adoption of any plan or proposal for the liquidation or dissolution of the corporation proposed by the “interested stockholder,” (v) certain transactions which would result in increasing the proportionate percentage of shares of the corporation owned by the “interested stockholder,” or (vi) the receipt of benefits, except proportionately as a stockholder, of any loans, advances or other financial benefits by an “interested stockholder.”  An “interested stockholder” is a person who, together with affiliates and associates, beneficially owns (or within the prior three years, did beneficially own) 10% or more of the corporation’s Voting Stock.  A corporation to which this statute applies may not engage in a “combination” within three years after the interested stockholder acquired its shares, unless the combination or the interested stockholder’s acquisition of shares was approved by the board of directors before the interested stockholder acquired the shares.  If this approval was not obtained, then after the three year period expires, the combination may be consummated if all applicable statutory requirements are met and either (a) the board of directors of the corporation approves, prior to such person becoming an “interested stockholder,” the combination or the purchase of shares by the “interested stockholder” or the combination is approved by the affirmative vote of holders of a majority of voting power not beneficially owned by the “interested stockholder” at a meeting called no earlier than three years after the date the “interested stockholder” became such or (b) the aggregate amount of cash and the market value of consideration other than cash to be received by holders of common shares and holders of any other class or series of shares meets certain minimum requirements set forth in the statutes and prior to the consummation of the “combination,” except in limited circumstances, the “interested stockholder” will not have become the beneficial owner of additional voting shares of the corporation.

We believe that the effect of these statutory provisions may be to prevent a business combination or change of control transaction, which could be in the best interests of the stockholders.  While opting not to be governed by these provisions precludes a mandatory approval by the stockholders, our board of directors must still approve all issuances of stock and determine that such issuances are in the best interests of our Company.

Other Changes

We revised the wording of other articles in our Articles of Incorporation to conform the language to provisions currently found in the Nevada Revised Statutes and to eliminate the lengthy enumeration of various clauses.  For example, rather than specifically list the various purposes and powers of the corporation, we state that “The Corporation is organized to engage in any and all lawful acts and/or activities for which corporations may be organized under the laws of the State of Nevada.”  We do not believe that these are substantive amendments.

Dissenters’ Rights

Under Nevada law, dissenting stockholders are not entitled to appraisal rights with respect to the proposed Amended and Restated Articles of Incorporation.

Preemptive Rights

Existing holders of our common stock do not have preemptive rights with respect to the Amended and Restated Articles of Incorporation.

Federal Income Tax Consequences

It is the Board of Directors’ opinion that the federal income tax consequences to stockholders of amending and restating the Articles of Incorporation are as follows: (i) no gain or loss will be recognized by a stockholder upon the effective date of the amendments to the Articles of Incorporation; (ii) the aggregate tax basis of shares of the common stock will not be affected; and (iii) the holding period of the common stock after the amendments to the Articles of Incorporation will remain the same as the holding period prior to such amendments.  We will not obtain any tax opinions in connection with the amending and restating the Articles of Incorporation.

The Board of Directors’ opinions regarding the tax consequence of the amendments to the Articles of Incorporation are not binding upon the Internal Revenue Service or the courts, and there can be no assurance that the Internal Revenue Service or the courts will accept the positions expressed above.  Accordingly, stockholders are urged to consult their own tax advisors with respect to their own tax situation relating to the Federal, State and local tax consequences of the amendment and restatement of the Articles of Incorporation.

Procedure for Amending to the Articles of incorporation

We will file a Certificate of Amendment to our Articles of Incorporation with the Secretary of State of the State of Nevada to amend our existing Articles of Incorporation , accompanied by a Certificate to Accompany Restated Articles, which will become effective October 14 , 2008, (the “Effective Date”).

On the Effective Date, each certificate representing pre-amendment shares will be deemed for all corporate purposes to evidence ownership of post-amendment shares.  The form of Certificate of Amendment containing a copy of the Amended and Restated Articles of Incorporation is set forth in Appendix E to this Information Statement (subject to modification to include such changes as may be required by the office of the Secretary of State of the State of Nevada and as the Board of Directors deems necessary and advisable to effect the amendments described above).

ACTION 3 – ADOPTION OF THE 2008 STOCK INCENTIVE PLAN

The Board of Directors recommended approval of the 2008 Stock Incentive Plan to allow the Company to attract and retain the best available employees and provide an incentive for employees to use their best efforts on AFT’s behalf once the completion of the Reverse Acquisition occurs.  For these reasons, our Board of Directors adopted resolutions approving the 2008 Stock Incentive Plan as of June 18, 2008.  Holders of a majority of our outstanding shares of common stock approved the Stock Incentive Plan as of August 29, 2008.  No stock options or other equity-based awards have been granted pursuant to the Stock Incentive Plan.

Description of the Stock Incentive Plan

The following summary is not intended to be complete and reference should be made to Appendix F for a complete statement of the terms and provisions of the Stock Incentive Plan.  Capitalized terms used in this summary and not otherwise defined will have the meanings ascribed to such terms in the Stock Incentive Plan.

Purpose.  The purpose of the Stock Incentive Plan is to attract, retain and motivate the employees, officers, directors and consultants of our Company and our affiliates and to provide incentives and rewards for superior performance.

Shares Subject to the Stock Incentive Plan.  We may issue Awards equal to no more than 10% of our issued and outstanding common stock under the Stock Incentive Plan, which are outstanding as of the last completed fiscal year.  As of our last fiscal year end, we had 33,000,000 issued outstanding shares of common stock.  Thus, initially, we will be authorized to issue Awards representing 3,300,000 shares of common stock.  The number of shares available for Awards, as well as the terms of outstanding Awards, is subject to adjustment as provided in the Stock Incentive Plan for stock splits, stock dividends, recapitalizations and other similar events.

Shares that are subject to any Award that expires, or is forfeited, cancelled or becomes un-exercisable will again be available for subsequent Awards, except as prohibited by law.  In addition, shares that we refrain from delivering pursuant to an Award as payment of either the exercise price of an Award or applicable withholding and employment taxes will be available for subsequent Awards.

Administration.  Either the Board of Directors or a committee appointed by the Board is authorized to administer the Stock Incentive Plan.  The Board and any committee exercising discretion under the Stock Incentive Plan from time to time are referred to as the “Committee.”  To the extent permitted by law, the Committee may authorize one or more persons who are reporting persons for purposes of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, or other officers, to make Awards to directors, officers or employees who are not reporting persons for purposes of Rule 16b-3 under the Exchange Act, or other officers whom we have specifically authorized to make Awards.  With respect to decisions involving an award intended to satisfy the requirements of Section 162(m) of the Code, the Committee is to consist of two or more directors who are “outside directors” for purposes of that Code section.

Subject to the terms of the Stock Incentive Plan, the Committee has express authority to determine the directors, employees and consultants who will receive Awards, the number of Shares, units or share appreciation rights to be covered by each award, and the terms and conditions of Awards.  The Committee has broad discretion to prescribe, amend and rescind rules relating to the Stock Incentive Plan and its administration, and to interpret and construe the Stock Incentive Plan and the terms of all award agreements.  Within the limits of the Stock Incentive Plan, the Committee may accelerate the vesting of any award, allow the exercise of unvested Awards, and may modify, replace, cancel or renew them.  In addition, the Committee may under certain circumstances buy out options or SARs or, subject to stockholder approval, reduce the exercise price for outstanding options or SARs.

The Stock Incentive Plan provides that we will indemnify members of the Committee and their delegates against any claims, liabilities or costs arising from the good faith performance of their duties under the Stock Incentive Plan.  The Stock Incentive Plan releases these individuals from liability for good faith actions associated with the Stock Incentive Plan’s administration.

Eligibility.  The Committee may grant options that are intended to qualify as incentive stock options, or ISOs, only to employees, and may grant all other Awards to directors, employees and consultants.  The Stock Incentive Plan and the discussion below use the term “participant” to refer to a director, employee or consultants who has received an Award.  The Stock Incentive Plan provides that no more than 1,000,000 Shares may be issued during any calendar year to any participant pursuant to options and SARs Awards under the Stock Incentive Plan.

Options.  Options granted under the Stock Incentive Plan provide participants with the right to purchase Shares at a predetermined exercise price.  The Committee may grant options that are intended to qualify as ISOs or options that are not intended to so qualify, or Non-ISOs.  The Stock Incentive Plan also provides that ISO treatment may not be available for options that become first exercisable in any calendar year to the extent the value of the underlying shares that are the subject of the option exceeds $100,000 (based upon the fair market value of the common stock on the option grant date).

Share Appreciation Rights (SARs).  A SAR generally permits a participant who receives it to receive, upon exercise, cash and/or Shares equal in value to the excess of (i) the fair market value, on the date of exercise, of the common stock with respect to which the SAR is being exercised, over the exercise price of the SAR for such shares multiplied by (ii) the number of shares with respect to which the SAR is being exercised.  The Committee may grant SARs in tandem with options or independently of them.  SARs that are independent of options may limit the value payable on its exercise to a percentage, not exceeding 100%, of the excess value.

Exercise Price for Options and SARs.  The exercise price of ISOs, Non-ISOs, and SARs may not be less than 100% of the fair market value on the grant date of the common stock subject to the award.  The exercise price of ISOs for participants who own more than 10% of our common stock on the grant date may not be less than 110% of the fair market value on the grant date of the underlying Shares subject to the Award.  Neither the Company nor the Committee shall, without shareholder approval, allow for a repricing within the meaning of the federal securities laws applicable to proxy statement disclosures.

Exercise of Options and SARs.  To the extent exercisable in accordance with the agreement granting them, an option or SAR may be exercised in whole or in part, and from time to time during its term; subject to earlier termination relating to a holder’s termination of employment or service.  With respect to options, the Committee has the discretion to accept payment of the exercise price in any of the following forms, or combination of them: cash or check in U.S.  dollars, certain shares of our common stock, and cashless exercise under a plan the Committee approves.

The term over which participants may exercise options and SARs may not exceed ten years from the date of grant (five years in the case of ISOs granted to employees who, at the time of grant, own more than 10% of our common stock).

Restricted Shares, Restricted Share Units, Unrestricted Shares and Deferred Share Units.  Under the Stock Incentive Plan, the Committee may grant restricted shares that are forfeitable until certain vesting requirements are met, may grant restricted share units which represent the right to receive Shares after certain vesting requirements are met, and may grant unrestricted shares as to which the participant’s interest is immediately vested.  For restricted Awards, the Stock Incentive Plan provides the Committee with discretion to determine the terms and conditions under which a participant’s interests in such Awards become vested.  The Stock Incentive Plan provides for deferred share units in order to permit certain directors, consultants or select members of management to defer their receipt of compensation payable in cash or Shares (including Shares that would otherwise be issued upon the vesting of restricted shares and restricted share units).  Deferred share units represent a future right to receive Shares.

Whenever Shares are released pursuant to these Awards, the participant will be entitled to receive additional Shares that reflect any stock dividends that stockholders received between the date of the award and issuance or release of the Shares.  Likewise, a participant will be entitled to receive a cash payment reflecting cash dividends paid to our stockholders during the same period.  Such cash dividends will accrue interest, at 5% per annum, from their payment date to our stockholders until paid in cash when the Shares to which they relate are either released from restrictions in the case of restricted shares or issued in the case of restricted share units.

Performance Awards.  The Stock Incentive Plan authorizes the Committee to grant performance-based Awards in the form of performance units that the Committee may or may not designate as “performance compensation awards” that are intended to be exempt from Code section 162(m) limitations.  In either case, performance awards vest and become payable based upon the achievement, within the specified period of time, of performance objectives applicable to the individual, our Company or any affiliate.  Performance awards are payable in Shares, cash or some combination of the two, subject to an individual participant limit of 1,000,000 Shares and $1,000,000 in cash.  The Committee decides the length of performance periods, but the periods may not be less than one fiscal year.

With respect to performance compensation awards, the Stock Incentive Plan requires that the Committee specify in writing the performance period to which the Award relates, and an objective formula by which to measure whether and the extent to which the Award is earned on the basis of the level of performance achieved with respect to one or more performance measures.  Once established for a performance period, the performance measures and performance formula applicable to the Award may not be amended or modified in a manner that would cause the compensation payable under the Award to fail to constitute performance-based compensation under Code Section 162(m).

Under the Stock Incentive Plan, the possible performance measures for performance compensation awards include basic, diluted or adjusted earnings per share; sales or revenue; earnings before interest, taxes and other adjustments (in total or on a per share basis); basic or adjusted net income; returns on equity, assets, capital, revenue or similar measure; economic value added; working capital; total stockholder return; and product development, product market share, research, licensing, litigation, human resources, information services, mergers, acquisitions and sales of assets of affiliates or business units.  Each measure will be, to the extent applicable, determined in accordance with generally accepted accounting principles as consistently applied by us (or such other standard applied by the Committee) and, if so determined by the Committee, and in the case of a performance compensation award, to the extent permitted under Code section 162(m), adjusted to omit the effects of extraordinary items, gain or loss on the disposal of a business segment, unusual or infrequently occurring events and transactions and cumulative effects of changes in accounting principles.  Performance measures may vary from performance period to performance period and from participant to participant, and may be established on a stand-alone basis, in tandem or in the alternative.

Income Tax Withholding.  As a condition for the issuance of Shares pursuant to Awards, the Stock Incentive Plan requires satisfaction of any applicable federal, state, local or foreign withholding tax obligations that may arise in connection with the Awards or the issuance of Shares.

Transferability.  Awards may not be sold, pledged, assigned, hypothecated, transferred or disposed of other than by will or the laws of descent and distribution, except to the extent the Committee permits lifetime transfers to charitable institutions, certain family members or related trusts or as otherwise approved by the Committee.

Certain Corporate Transactions.  The Committee shall equitably adjust the number of Shares covered by each outstanding Award, and the number of Shares that have been authorized for issuance under the Stock Incentive Plan but as to which no Awards have yet been granted or that have been returned to the Stock Incentive Plan upon cancellation, forfeiture or expiration of an Award, as well as the price per share covered by each such outstanding Award, to reflect any increase or decrease in the number of issued and outstanding common stock resulting from a stock split, reverse stock split, stock dividend, combination, recapitalization or reclassification of the common stock, or any other increase or decrease in the number of issued and outstanding common stock effected without receipt of consideration by us.  In the event of any such transaction or event, the Committee may provide in substitution for any or all outstanding Awards under the Stock Incentive Plan such alternative consideration (including securities of any surviving entity) as it may in good faith determine to be equitable under the circumstances and may require in connection therewith the surrender of all Awards so replaced.  In any case, such substitution of securities will not require the consent of any person who is granted Awards pursuant to the Stock Incentive Plan.

In addition, in the event or in anticipation of a Change in Control, the Committee may at any time in its sole and absolute discretion and authority, without obtaining the approval or consent of our stockholders or any participant with respect to his or her outstanding Awards (except to the extent an Award provides otherwise), take one or more of the following actions: (a) arrange for or otherwise provide that each outstanding Award will be assumed or substituted with a substantially equivalent Award by a successor corporation or a parent or subsidiary of such successor corporation; (b) accelerate the vesting of Awards for any period (and may provide for termination of unexercised options and SARs at the end of that period) so that Awards shall vest (and, to the extent applicable, become exercisable) as to the Shares that otherwise would have been unvested; (c) arrange or otherwise provide for payment of cash or other consideration to participants in exchange for the satisfaction and cancellation of outstanding Awards; or (d) terminate outstanding Awards upon the consummation of the transaction, provided that the Committee may in its sole discretion provide for vesting of all or some outstanding Awards in full as of a date immediately prior to consummation of the Change of Control.  To the extent that an Award is not exercised prior to consummation of a transaction in which the Award is not being assumed or substituted, such Award shall terminate upon such consummation.

Term of Stock Incentive Plan; Amendments and Termination.  The term of the Stock Incentive Plan expires on July 31, 2018.  The Board of Directors may from time to time, amend, alter, suspend, discontinue or terminate the Stock Incentive Plan; provided that no amendment, suspension or termination of the Stock Incentive Plan shall materially and adversely affect Awards already granted unless it relates to an adjustment pursuant to certain transactions that change our capitalization or it is otherwise mutually agreed between the participant and the Committee.  In addition, the Committee may not cancel an outstanding option that is underwater for the purpose of reissuing the option to the participant at a lower exercise price or granting a replacement Award of a different type.  Notwithstanding the foregoing, the Committee may amend the Stock Incentive Plan to eliminate provisions which are no longer necessary as a result of changes in tax or securities laws or regulations, or in the interpretation thereof.

Termination, Rescission and Recapture.  Each Award under the Stock Incentive Plan is intended to align the participant’s long-term interest with our interests.  If the participant engages in certain activities (such as disclosure of confidential or proprietary information without appropriate authorization, breaches certain agreements relating to the protection of our intellectual property, solicits our employees to leave our Company or renders services to an organization or business which is, or working to become, competitive to us), either during employment or after the participant has terminated his employment or other relationship with us for any reason, the participant is deemed to be acting contrary to our long-term interests.  In such cases, except as otherwise expressly provided in the Award Agreement, we may terminate any outstanding, unexercised, unexpired, unpaid or deferred Awards, rescind any exercise, payment or delivery pursuant to the Award, or recapture any Shares (whether restricted or unrestricted) or proceeds from the participant’s sale of Shares issued pursuant to the Award.

Federal Income Tax Consequences Relating to the Stock Incentive Plan

The following summary of the federal income tax consequences of participation in the Stock Incentive Plan is based upon federal income tax laws in effect on the date of this Information Statement.  This summary does not purport to discuss all of the income tax consequences that may be relevant to a particular recipient of an Award, and does not discuss non-U.S., state or local tax consequences.

Under the United States Internal Revenue Code (the “Code”), the Company will generally be entitled to a deduction for federal income tax purposes at the same time, and in the same amount as the ordinary income that participants recognize pursuant to Awards (subject to the participant’s overall compensation being reasonable, and to the discussion below with respect to Code section 162(m)).  For participants, the expected U.S. federal income tax consequences of Awards are as follows:

Non-ISOs.  A participant will not recognize income at the time a Non-ISO is granted.  At the time a Non-ISO is exercised, the participant will recognize ordinary income in an amount equal to the excess of (a) the fair market value of the Shares issued to the participant on the exercise date over (b) the exercise price paid for the Shares.  At the time of sale of shares acquired pursuant to the exercise of a Non-ISO, the appreciation (or depreciation) in value of the Shares after the date of exercise will be treated either as short-term or long-term capital gain (or loss) depending on how long the shares have been held.

ISOs.  A participant will not recognize income upon the grant of an ISO.  There are generally no tax consequences to the participant upon exercise of an ISO (except the amount by which the fair market value of the shares at the time of exercise exceeds the option exercise price is a tax preference item possibly giving rise to an alternative minimum tax).  If the Shares are not disposed of within two years from the date the ISO was granted or within one year after the ISO was exercised, any gain realized upon the subsequent disposition of the Shares will be characterized as long-term capital gain and any loss will be characterized as long-term capital loss.  If both of these holding period requirements are not met, then a “disqualifying disposition” occurs and (a) the participant recognizes ordinary income in the amount by which the fair market value of the Shares at the time of exercise exceeded the exercise price for the ISO and (b) any remaining amount realized on disposition (except for certain “wash” sales, gifts or sales to related persons) will be characterized as capital gain or loss.

Share Appreciation Rights.  A participant to whom a SAR is granted will not recognize income at the time of grant of the SAR.  Upon exercise of a SAR, the participant must recognize taxable compensation income in an amount equal to the value of any cash or Shares that the participant receives.

Restricted Shares, Restricted Share Units, Defined Share Units, and Performance Awards.  In general, a participant will not recognize income at the time of grant of restricted shares, restricted share units, defined share units or performance awards, unless the participant elects with respect to restricted shares or restricted share units to accelerate income taxation to the date of the Award.  In this event, a participant would recognize ordinary income equal to the excess of the market value of the restricted shares over any amount the participant pays for them (in which case subsequent gain or loss would be capital in nature).  In the absence of an election to accelerate income taxation to the date of an Award, a participant must recognize taxable compensation income equal to the value of any cash or Shares that the participant receives when the Award vests.  The same tax consequences apply to performance awards.

Special Tax Provisions.  Under certain circumstances, the accelerated vesting, cash-out or accelerated lapse of restrictions on Awards in connection with a Change in Control might be deemed an “excess parachute payment” for purposes of the golden parachute tax provisions of Code section 280G, and the participant may be subject to a 20% excise tax and we may be denied a tax deduction.  Furthermore, we may not be able to deduct the aggregate compensation in excess of $1,000,000 attributable to Awards that are not “performance-based” within the meaning of Code section 162(m) in certain circumstances.

Income Taxes and Deferred Compensation.  The Stock Incentive Plan provides that participants are solely responsible and liable for the satisfaction of all taxes and penalties that may arise in connection with Awards (including any taxes arising under Section 409A of the Code), and that we will not have any obligation to indemnify or otherwise hold any participant harmless from any or all of such taxes.

Code Section 409A Requirements.  Certain Awards under the Stock Incentive Plan may be considered “nonqualified deferred compensation” for purposes of Section 409A of the Code, which imposes certain requirements on compensation that is deemed, under Section 409A, to involve nonqualified deferred compensation.  Among other things, the requirements relate to the timing of elections to defer and the timing of distributions and prohibitions on the acceleration of distributions.  Failure to comply with these requirements (or an exception from such requirements) may result in the immediate taxation of all amounts deferred under the nonqualified deferred compensation plan for the taxable year and all preceding taxable years, by or for any participant with respect to whom the failure relates, the imposition of an additional 20% income tax on the participant for the amounts required to be included in gross income, and the possible imposition of penalty interest on the unpaid tax.

Generally, Section 409A does not apply to incentive Awards that are paid at the time the award vests.  Likewise, Section 409A typically does not apply to restricted stock.  Section 409A may, however, apply to incentive Awards the payment of which is delayed beyond the calendar year in which the Award vests.  Treasury regulations generally provide that the type of Awards provided under the Stock Incentive Plan will not be considered nonqualified deferred compensation.  However, to the extent that Section 409A applies to an Award issued under the Stock Incentive Plan, the Stock Incentive Plan and all such Awards will, to the extent practicable, be construed in accordance with Section 409A.  Under the Stock Incentive Plan, the Committee has the discretion to grant or to unilaterally modify any award issued under the Stock Incentive Plan in a manner that conforms with the requirements of Section 409A with respect to deferred compensation or void any participant election to the extent it would violate Section 409A.  The Committee also has sole discretion to interpret the requirements of the Code, including Section 409A, for purposes of the Stock Incentive Plan and all Awards issued under the Stock Incentive Plan.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

Current Ownership

The following table sets forth information regarding the number of shares of LPME Common Stock beneficially owned on the Record Date by each person who is known by LPME to beneficially own 5% or more of LPME Common Stock and each of the directors and executive officers of LPME.

Name and Address of Beneficial Owners (1)	Amount and Nature of Beneficial Ownership	Percent of Class for Vote (2)
Diana L. Hassan 25980 Forest Drive Escondido, California 92026	23,100,000	70%
Officers and directors as a group (1 person)	23,100,000	70%
_______________
(1)
To our knowledge, except as set forth in the footnotes to this table and subject to applicable community property laws, each person named in the table has sole voting and investment power with respect to the shares set forth opposite such person’s name.

(2)	Based on 33,000,000 shares of LPME Common Stock outstanding as of the Record Date.

Ownership After Reverse Acquisition

The following table sets forth information regarding each person anticipated to beneficially own 5% or more of the LPME Common Stock and the beneficial ownership of each of anticipated directors and officers after the Reverse Acquisition.

Name and Address of Beneficial Owners (1)	Amount and Nature of Beneficial Ownership	Percent of Class for Vote (2)
Jamie Lee Mancl 4400 Commerce Drive Wisconsin Rapids, Wisconsin 54494	24,000,000 (3)	60%
Jennifer Lynn Mancl 4400 Commerce Drive Wisconsin Rapids, Wisconsin 54494	24,000,000 (3)	60%
Integritas, Inc. 1135 Terminal Way, Suite 209 Reno, Nevada 89502	4,500,000 (4)	11.3%
Samuel W. Fairchild	250,000 (5)	0.6%
Jeffrey Keuntjes	-	-
Kenneth A. Iwinski	-	-
Daniel P. Wergin	-	-
Thomas J. Klismith	-	-
Officers and directors as a group (7 persons)	24,250,000	60.6%
_______________
(1)
To our knowledge, except as set forth in the footnotes to this table and subject to applicable community property laws, it is anticipated that each person named in the table will have sole voting and investment power with respect to the shares set forth opposite such person’s name.

(2)	Based on 40,000,000 shares of LPME Common Stock projected to be outstanding upon completion of the Reverse Acquisition.
(3)
Jamie Lee Mancl and Jennifer Lynn Mancl are married and share the voting and investment power associated with the 24,000,000 shares of common stock they are expected to own after the Reverse Acquisition.

(4)	Integritas, Inc., a management and consulting firm, is expected to own 4,500,000 shares of common stock after the Reverse Acquisition.

(5)	Samuel Fairchild is expected to own 250,000 shares of common stock after the Reverse Acquisition.

CHANGES IN CONTROL

The Share Exchange Agreement and Reverse Acquisition approved by the consent of stockholders and described herein will effect a change of control when implemented.

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the information and reporting requirements of the Securities Exchange Act of 1934 and in accordance with this act, we file periodic reports, documents and other information with the Securities and Exchange Commission relating to our business, financial statements and other matters.  These reports and other information may be inspected and are available for copying at the offices of the Securities and Exchange Commission, 100 F Street, N.E., Washington, DC 20549.  Our SEC filings are also available to the public from the SEC’s website at http://www.sec.gov.

ADDITIONAL FINANCIAL INFORMATION

Our Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2008 as filed with the U.S. Securities and Exchange Commission on September 2, 2008, and our Annual Report on Form 10-K dated December 31, 2007 as filed on April 14, 2008, are included in their entirety in this Information Statement as Appendix G and Appendix H, respectively.

BOARD OF DIRECTORS’ RECOMMENDATIONS
AND STOCKHOLDER APPROVAL

On August 28, 2008, our board of directors considered and unanimously recommended the proposed actions for a vote of the stockholders.  The affirmative consent of the holders of a majority of LPME’s issued and outstanding shares of common stock was required to approve each of the actions described in this Information Statement in the absence of a meeting of stockholders.  The requisite stockholder approval was obtained by the execution of written consents in favor of the described actions by the holders of a majority of our outstanding shares of common stock without the need to solicit votes, allowing LPME to take the proposed action on or about October 14 , 2008.

The information contained in this Information Statement constitutes the only notice any stockholder will be provided.  As the requisite stockholder vote for each of the actions described in this Information Statement was obtained upon the delivery of written consents from the holders of a majority of our outstanding shares of common stock, WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.  This Information Statement is for informational purposes only.  Please read this Information Statement carefully.

By Order of the Board of Directors

/s/ Diana L. Hassan
President and Director

APPENDIX A
Share Exchange Agreement

SHARE EXCHANGE AGREEMENT

by and among

LAS PALMAS MOBILE ESTATES

and

the shareholders of

ADVANCED FIBERGLASS TECHNOLOGIES, INC.

and

ADVANCED FIBERGLASS TECHNOLOGIES, INC.

Dated as of June 26, 2008

4.14	Litigation	57
4.15	Contracts and Other Agreements	57
4.16	Compensation Arrangements; Officers, Directors and Employees	57
4.17	ERISA	57
4.18	Operations	57
4.19	Brokers	59
4.20	Approval of Share Exchange	59
4.21	SEC Reporting Status	59
4.22	Investment Company	59
4.23	OTC Bulletin Board Status	59
4.24	Disclosure	59
ACTIONS PRIOR TO CLOSING		59
5.1	Corporate Examinations and Investigations	59
5.2	Conduct of Business	60
5.3	Preservation of Business	60
5.4	Advice of Changes	60
5.5	OTC Bulletin Board	60
5.6	SEC Reports	60
5.7	Other Agreements	60
CONDITIONS PRECEDENT TO CLOSING		60
6.1	Conditions Precedent to the Obligations of LPME to Complete the Closing	60
6.2	Conditions Precedent to the Obligations of the AFT Shareholders to Complete the Closing	61
POST-CLOSING COVENANTS		62
7.1	Further Information	62
7.2	Record Retention	63
7.3	Post-Closing Assistance	63
7.4	SEC Reporting	63
TERMINATION OF AGREEMENT		63
8.1	Termination	63
8.2	Survival After Termination	64
8.3	Energy Composites Corp.	64
MISCELLANEOUS		64
9.1	Expenses	64
9.2	Further Assurances	64
9.3	Notices	64
9.4	Arbitration	64
9.5	Publicity	65
9.6	Entire Agreement	65
9.7	Waivers and Amendments	65
9.8	Governing Law	65
9.9	Binding Effect, No Assignment	65
9.10	Counterparts	65
9.11	Exhibits and Schedules	65
9.12	Effect of Disclosure on Schedules	65
9.13	Headings	65
9.14	Severability of Provisions	65

THIS SHARE EXCHANGE AGREEMENT (this “Agreement”) is entered into as of June 26, 2008, by and among LAS PALMAS MOBILE ESTATES, a Nevada corporation (“LPME”), the JAMIE LEE MANCL, JENNIFER LYNN MANCL and INTEGRITAS, INC. (the “AFT Shareholders”), and ADVANCED FIBERGLASS TECHNOLOGIES, INC., a Wisconsin corporation (“AFT”).

Recitals

It is the intention of the parties hereto that AFT become a wholly-owned subsidiary of LPME through the exchange of all outstanding shares of common stock of AFT (the “AFT Common Stock”) for shares of common stock of LPME (the “LPME Common Stock”) on the following terms:

Agreement

NOW, THEREFORE, for and in consideration of the premises and the mutual agreements hereinafter set forth, in accordance with the provisions of applicable law, the parties hereby agree as follows:

ARTICLE I
THE SHARE EXCHANGE

1.1
The Share Exchange.  Subject to the terms and conditions of this Agreement, at Closing, the AFT Shareholders shall tender all their respective shares of AFT Common Stock to LPME in exchange for LPME Common Stock (the “Share Exchange”), and AFT shall become a wholly-owned subsidiary of LPME.

1.2	Effective Date. The Share Exchange will become effective at Closing.

1.3	Exchange of AFT Common Stock. All outstanding shares of AFT Common Stock will be exchanged for 28,750,000 shares of LPME Common Stock.

1.4
Exchange of Certificates.  At Closing, or as soon as practicable thereafter, LPME shall deliver to the AFT Shareholders, or to designees of such AFT Shareholders, certificates representing the whole number of shares of LPME Common Stock into which such shares of AFT Common Stock shall have been exchanged as set forth herein, and the AFT Shareholders certificates of AFT Common Stock shall be delivered to LPME.

1.5
Reporting of Share Exchange.  For federal, state, and local income tax return reporting purposes, all parties agree to treat this Agreement and each action contemplated by this Agreement as a nontaxable exchange under Section 368 of the Internal Revenue Code.

1.6
Board of Directors of LPME.  Simultaneously at Closing, the existing officers and directors of LPME shall resign from their positions and five members selected by AFT shall be appointed to fill the vacancies.

ARTICLE II
THE CLOSING

2.1
Time and Place of Closing.  The closing of this Agreement (the “Closing”) shall, unless otherwise agreed to in writing by the parties, take place at the offices of Dill Dill Carr Stonbraker & Hutchings, P.C., at 10:00 a.m., local time, on or prior to July 25, 2008.

2.2
Obligations of the AFT Shareholders at or Prior to the Closing.  At or prior to Closing, and subject to the satisfaction by LPME of its obligations hereunder, the AFT Shareholders shall deliver to LPME the following:

(a)
A copy of the Articles of Incorporation of AFT certified as of a date within thirty days of the Closing by the Secretary of State of the State of Wisconsin and certified by the corporate secretary of AFT as to the absence of any amendments between the date of certification by the Secretary of

State and the Closing;

(b)	A certificate from the Secretary of State of the State of Wisconsin as to the existence and good standing of AFT as of a date within 10 days of the Closing;

(c)
A certificate of the corporate secretary of AFT attaching thereto true and correct copies of the bylaws of AFT and the corporate resolutions duly adopted by the board of directors of AFT authorizing the consummation of the transactions contemplated hereby;

(a)	The certificate of AFT referred to in Section 6.1 hereof;

(b)	The certificates evidencing the shares of AFT Common Stock owned by the AFT Shareholders, duly endorsed for transfer to LPME; and

(c)	Such other documents as are required pursuant to this Agreement or as may reasonably be requested from the AFT Shareholders by LPME or its counsel.

2.3
Obligations of LPME at or Prior to the Closing.  At or prior to Closing, and subject to the satisfaction by the AFT Shareholders of their obligations hereunder, LPME shall deliver to the AFT Shareholders the following:

(a)
A copy of the Articles of Incorporation of LPME certified as of a date within thirty days of the Closing by the Secretary of State of the State of Nevada and certified by the corporate secretary of LPME as to the absence of any amendments between the date of certification by the Secretary of State and the Closing;

(b)	A certificate from the Secretary of State of the State of Nevada as to the existence and good standing of LPME as of a date within 10 days of the Closing;

(c)
A certificate of the corporate secretary of LPME attaching thereto true and correct copies of the bylaws of LPME and the corporate resolutions duly adopted by the board of directors of LPME authorizing the consummation of the transactions contemplated hereby;

(d)	The certificate of LPME referred to in Section 6.2 hereof;

(e)	Certificates evidencing the LPME Common Stock to be issued to the AFT Shareholders pursuant to Article I hereof; and

(f)	Such other documents as are required pursuant to this Agreement or as may reasonably be requested from LPME by the AFT Shareholders or their counsel.

ARTICLE III
REPRESENTATIONS AND WARRANTIES OF
THE AFT SHAREHOLDERS

Except as expressly set forth and specifically identified by the section number of this Agreement in the schedule delivered by the AFT Shareholders to LPME contemporaneously with the execution of this Agreement (the “AFT Shareholder Disclosure Schedule”), the AFT Shareholders and AFT represent, warrant, and covenant to LPME as follows:

3.1
Organization and Qualification.  AFT is a corporation duly organized, validly existing and in good standing under the laws of the State of Wisconsin and has all requisite corporate power and authority to (i) own, lease and operate its properties and assets as they are now owned, leased and operated and (ii) carry on its business as currently conducted and as proposed to be conducted.  AFT is duly qualified or licensed to do business in each jurisdiction in which the failure to be so qualified or licensed could have a Material Effect on AFT.  A “Material Effect” shall mean a material adverse effect in the business, operations, properties, assets, liabilities, prospects, or condition (financial or otherwise) of the company.

3.2
Capitalization.  The issued and outstanding capital stock of AFT consists of 119.79 shares of common stock.  All of the issued and outstanding shares of capital stock of AFT are validly issued, fully paid, and non assessable, and none of such shares have been issued in violation of the preemptive rights of any person.

3.3
Subsidiaries and Affiliates.  Except as set forth in Section 3.3 to the AFT Shareholder Disclosure Schedule, AFT does not own or hold, directly or indirectly, any equity, debt, or other interest in any entity or business or any option to acquire any such interest.

3.4
Options or Other Rights.  No options, warrants, calls, commitments or other rights to acquire, sell or issue shares of capital stock or other equity interests of AFT, whether upon conversion of other securities or otherwise, are issued or outstanding, and there is no agreement or understanding with respect to the voting of such capital stock or other equity interests.

3.5
Ownership of Shares.  The shares of AFT Common Stock are owned of record and beneficially by the AFT Shareholders.  The AFT Shareholders possess full authority and legal right to sell, transfer, and assign the entire legal and beneficial ownership of the shares of AFT Common Stock, free from all liens, claims, and encumbrances of any kind; and there are no outstanding rights or obligations granted by the AFT Shareholders to purchase or acquire any of the shares of AFT Common Stock or any interest in any of the shares of AFT Common Stock.  Upon transfer of the shares of AFT Common Stock to LPME at the Closing, LPME will receive the entire legal and beneficial interest in the shares of AFT Common Stock, free and clear of all liens, claims, and encumbrances and subject to no legal or equitable restrictions of any kind.

3.6
Validity and Execution of Agreement.  Each of the AFT Shareholders and AFT has the full legal right, capacity and power required to enter into, execute and deliver this Agreement and to carry out the transactions contemplated herein.  This Agreement has been duly executed and delivered by each of the AFT Shareholders and AFT and constitutes the valid and binding obligation of each of the AFT Shareholders and AFT, enforceable in accordance with its terms, subject to the qualification that enforcement of the rights and remedies created hereby is subject to: (i) bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors; and (ii) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

3.7	No Conflict. None of the execution, delivery, or performance of this Agreement does or will:

(a)
result in any violation or be in conflict with or constitute a default under any term or provision of the Articles of Incorporation or bylaws of AFT or any term or provision of any judgment, decree, order, statute, injunction, rule, or regulation applicable to AFT or any AFT Shareholder, or of any material note, bond, mortgage, indenture, lease, license, franchise, agreement, or other instrument or obligation to which AFT or any AFT Shareholder is bound;

(b)
result in the creation of any material option, pledge, security interest, lien, charge, encumbrance, or restriction, whether imposed by agreement, understanding, law or otherwise, except those arising under applicable federal or state securities laws (hereinafter an “Encumbrance”) upon any of the properties or assets of AFT or any AFT Shareholder pursuant to any such term or provision; or

(c)
constitute a default under, terminate, accelerate, amend or modify, or give any party the right to terminate, accelerate, amend, modify, abandon, or refuse to perform or comply with, any material contract, agreement, arrangement, commitment, or plan to which AFT or any AFT Shareholder is a party, or by which AFT or any AFT Shareholder or any of their respective properties or assets may be subject or bound.

3.8
Consents and Approvals.  No federal, state, or other regulatory approvals are required to be obtained, nor any regulatory requirements complied with, by AFT or any AFT Shareholder in connection with this Agreement or any action contemplated by this Agreement.

3.9	Violation of Laws, Permits, etc.

(a)
AFT is not in violation of any term or provision of its Articles of Incorporation or bylaws, or of any material term or provision of any judgment, decree, order, statute, law, injunction, rule, ordinance, or governmental regulation that is applicable to it and where the failure to comply with which would have a Material Effect.

(b)
AFT has maintained in full force and effect all certificates, licenses, and permits material to the conduct of its business, and has not received any notification that any revocation or limitation thereof is threatened or pending.

3.10
Books and Records.  The books and records of AFT (including, without limitation, the books of account, minute books, and stock record books) are complete and correct in all material respects and have been maintained in accordance with sound business practices.  The minute books of AFT are complete and current in all material respects and, as applicable, accurately reflect all actions taken by the shareholders and the board of directors of AFT since the date of inception of AFT, and all signatures contained therein are the true signatures of the persons whose signatures they purport to be.

3.11	AFT Financial Statements.

(a)
The audited balance sheets of AFT as of December 31, 2007 and 2006, and the related audited statements of income, statements of cash flow and statements of shareholders equity for the years then ended, true and complete copies of which have been delivered to LPME, present fairly, in all material respects, the financial position of AFT as at such dates and the results of operations of AFT for the years then ended, in accordance with generally accepted accounting principles (“GAAP”) consistently applied for the periods covered thereby.

(b)
The unaudited balance sheet of AFT as of March 31, 2008 and the related statements of income, statements of cash flow and statements of shareholders equity for the three-month period then ended, true and complete copies of which have been delivered to LPME, present fairly, in all material respects, the financial position of AFT as of such date and the results of operations of AFT for the period then ended, in each case in accordance with GAAP consistently applied for the three-month period covered thereby.

(c)	The financial statements referred to in paragraphs (a) and (b) above are hereinafter referred to as the AFT Financial Statements.

3.12
Undisclosed Liabilities.  AFT does not have any material direct or indirect indebtedness, liability, claim, loss, damage, deficiency, obligation or responsibility, fixed or unfixed, choate or inchoate, liquidated or un-liquidated, secured or unsecured, accrued, absolute, contingent or otherwise (all of the foregoing being collectively referred to as “Liabilities” and individually as a “Liability”), of a kind required by GAAP to be set forth on a financial statement that is not fully and adequately reflected or reserved against on the AFT Financial Statements.  AFT does not have any Liabilities, whether or not of a kind required by GAAP to be set forth on a financial statement, other than (i) Liabilities incurred in the ordinary course of business since the date of the latest balance sheet included in the AFT Financial Statements that are consistent with past practice and are included in the latest AFT Financial Statements, (ii) Liabilities that are fully reflected on or reserved against on the latest balance sheet included in the AFT Financial Statements, or (iii) as specifically disclosed in the AFT Financial Statements.

3.13
Title to Property; Encumbrances.  AFT has good and indefeasible title to and other legal right to use all properties and assets, real, personal and mixed, tangible and intangible, reflected as owned on the latest balance sheet included in the AFT Financial Statements or acquired after the date of such balance sheet, except for properties and assets disposed of in accordance with customary practice in the business or disposed of for full and fair value since the date of such balance sheet in the ordinary course of business consistent with past practice and except for matters that would not have a Material Effect.

3.14	Taxes.

(a)
AFT has duly and timely filed all returns, reports, information returns, or other documents (including any related or supporting information) filed or required to be filed with any federal, state, local, or foreign governmental entity or other authority in connection with the determination, assessment or collection of any Tax (whether or not such Tax is imposed on AFT) or the administration of any laws, regulations or administrative requirements relating to any Tax, report and declaration of estimated tax, or estimated tax deposit form (hereinafter “Tax Returns”);

(b)
AFT has paid all taxes, charges, fees, levies or other assessments imposed by any federal, state, local or foreign taxing authority, whether disputed or not, including, without limitation, income, capital, estimated, excise, property, sales, transfer, withholding, employment, payroll, and franchise taxes including any interest, penalties or additions attributable to or imposed on or with respect to such assessments and any expenses incurred in connection with the settlement of any tax liability (“Tax” or “Taxes”) which have become due whether pursuant to Tax Returns or any assessment received by it or otherwise, and has paid all installments of estimated Taxes due.

(c)
AFT has duly withheld and collected all Taxes which AFT is required by law to withhold or to collect, and has paid such Taxes to the proper court, tribunal, arbitrator or government or political subdivision thereof, whether federal, state, county, local or foreign, or any agency, authority, official or instrumentality of any such government or political subdivision (hereinafter “Governmental or Regulatory Body”).

(d)
There are no tax liens upon any of the assets or properties of AFT except for any lien, pledge, hypothecation, mortgage, security interest, claim, lease, charge, option, right of first refusal, easement, servitude, transfer restriction under any member or similar agreement, encumbrance or any other restriction or limitation whatsoever, other than (i) materialmen’s, mechanics’, repairmen’s or other like liens arising in the ordinary course of business for amounts either not yet due or being contested in good faith and by appropriate proceedings so long as such proceedings shall not involve any material danger of sale, forfeiture or loss of any part of the assets and shall have been disclosed to LPME hereunder, or (ii) any lien arising as a result of any act or omission of LPME  (hereinafter “Liens”) for Taxes not yet due.

(e)
AFT is not a party to any express tax settlement agreement, arrangement, policy or guideline, formal or informal (a “Settlement Agreement”), and AFT does not have any obligation to make payments under any Settlement Agreement.

3.15	Litigation.

(a)
There is no action, proceeding, investigation, or inquiry pending or, to the best of the knowledge of AFT or the AFT Shareholders, threatened (i) against or affecting any of AFT’s assets or business that, if determined adversely to AFT, would result in a Material Effect or (ii) that questions this Agreement or any action contemplated by this Agreement.

(b)
Neither the AFT Shareholders nor AFT has any knowledge of any state of facts or of the occurrence or nonoccurrence of any event or group of related events that should reasonably cause AFT or the AFT Shareholders to determine that there exists any basis for any material claim against AFT for any of the matters described in paragraph (a) above.

3.16
Contracts and Other Agreements.  Section 3.16 to the AFT Shareholder Disclosure Schedule contains a complete and correct list as of the date hereof of all material agreements, contracts, and commitments (and all amendments thereto), written or oral, to which AFT is a party or by which any of its properties is bound.

AFT has made available to LPME complete and correct copies of all material written agreements, contracts, and commitments, together with all amendments thereto, and accurate (in all material respects) descriptions of all material oral agreements.  Such agreements, contracts, and commitments are in full force and effect, and, to the best of AFT’s knowledge, all other parties to such agreements, contracts, and commitments have performed all obligations required to be performed by them thereunder in all material respects and are not in default thereunder in any material respect.

3.17
Accounts Receivable and Accounts Payable.  All accounts receivable reflected on the balance sheet of AFT included in the AFT Financial Statements, and all accounts receivable arising subsequent to March 31, 2008, (i) have arisen from bona fide sales transactions in the ordinary course of business on ordinary trade terms and (ii) have been collected or are collectible in the ordinary course of business in the aggregate recorded amounts thereof in accordance with their terms without valid set-off or counterclaim.  AFT has made payments on accounts payable and other current obligations arising subsequent to March 31, 2008, in accordance with past practice of the business of AFT.

3.18
Compensation Arrangements; Officers and Directors.  Section 3.18 to the AFT Shareholder Disclosure Schedule sets forth the names and titles of all present officers and directors of AFT and current annual salary, including any promised, expected or customary bonus or such other amount.  AFT has not made a commitment or agreement (verbally or in writing) to increase the compensation or to modify the conditions or terms of employment of any person listed in Section 3.18 to the AFT Shareholder Disclosure Schedule.  To the knowledge of AFT, none of such persons has made a threat to AFT to terminate such person’s relationship with AFT.

3.19
ERISA.  Except as set forth in Section 3.19 to the AFT Shareholder Disclosure Schedule, there are no employee benefit plans as defined in ERISA (“Plans”) maintained for the benefit of, or covering, any employee, former employee, independent contractor or former independent contractor of AFT, or their dependents or their beneficiaries, or otherwise, now or heretofore contributed to by AFT, and no such Plan is or has ever been subject to ERISA.

3.20
Operations.  Except as expressly authorized by this Agreement, and except as set forth in Section 3.20 to the AFT Shareholder Disclosure Schedule, since the date of the latest AFT Financial Statements, AFT has not:

(a)	amended its Articles of Incorporation or bylaws or merged with or into or consolidated with any other entity, or changed or agreed to rearrange in any manner the character of the business of AFT;

(b)	issued, sold or purchased options or rights to subscribe to, or entered into any contracts or commitments to issue, sell or purchase, any shares of its capital stock or other equity interests;

(c)
entered into, amended or terminated any (i) employment agreement or collective bargaining agreement, (ii) adopted, entered into or amended any arrangement which is, or would be, a Plan or (iii) made any change in any actuarial methods or assumptions used in funding any Plan or in the assumptions or factors used in determining benefit equivalencies thereunder;

(d)
issued any note, bond or other debt security, created, incurred or assumed any indebtedness for borrowed money other than in the ordinary course of business in connection with trade payables, or guaranteed any indebtedness for borrowed money or any capitalized lease obligation;

(e)
declared, set aside or paid any dividends or declared or made any other distributions of any kind to the shareholders, or made any direct or indirect redemption, retirement, purchase or other acquisition of any shares of its capital stock or other equity interests;

(f)	knowingly waived any right of material value to the business of AFT;

(g)	made any change in its accounting methods or practices or made any changes in depreciation or amortization policies or rates adopted by it or made any material write-down of inventory or material write-off as uncollectable of accounts receivable;

(h)
made any wage or salary increase or other compensation payable or to become payable or bonus, or increase in any other direct or indirect compensation, for or to any of its officers, directors, employees, consultants, agents or other representatives, or any accrual for or commitment or agreement to make or pay the same, other than increases made in the ordinary course consistent with past practice;

(i)
entered into any transactions with any of its affiliates, shareholders, officers, directors, employees, consultants, agents or other representatives (other than employment arrangements made in the ordinary course of business consistent with past practice), or any affiliate of any shareholder, officer, director, consultant, employee, agent or other representative;

(j)
made any payment or commitment to pay any severance or termination pay to any person or any of its officers, directors, employees, consultants, agents or other representatives, other than payments or commitments to pay such persons or their officers, directors, employees in the ordinary course of business;

(k)
except in the ordinary course of business, (i) entered into any lease (as lessor or lessee), (ii) sold, abandoned or made any other disposition of any of its assets or properties, (iii) granted or suffered any Lien on any of its assets or properties other than sales of inventory, or (iv) entered into or amended any material contract or other agreement to which it is a party, or by or to which it or its assets or properties are bound or subject, or pursuant to which it agrees to indemnify any person or to refrain from competing with any person;

(l)	except in the ordinary course of business, incurred or assumed any debt, obligation or liability (whether absolute or contingent and whether or not currently due and payable);

(m)	except for inventory or equipment acquired in the ordinary course of business, made any acquisition of all or any part of the assets, properties, capital stock or business of any other person;

(n)
except in the ordinary course of business, paid, directly or indirectly, any of its Liabilities before the same became due in accordance with their terms or otherwise, except to obtain the benefit of discounts available for early payment;

(o)
except in the ordinary course of business, created, incurred or assumed any indebtedness for borrowed money, or guaranteed any indebtedness for borrowed money or any capitalized lease obligation, in each case in excess of $5,000 individually or in the aggregate;

(p)	except in the ordinary course of business, made any capital expenditures or commitments for capital expenditures in aggregate amount exceeding $5,000; or

(q)	except in the ordinary course of business, terminated, failed to renew, amended or entered into any contract or other agreement of a type required to be disclosed pursuant to Section 3.16.

3.21
Intangible Property and Intellectual Property.  AFT possesses all of the necessary licenses, trademarks, trade names, and domain names (hereinafter “Intellectual Property Rights”) necessary to conduct its business in the manner that is currently being conducted and anticipates conducting in the future.  All of such Intellectual Property Rights are held in the name of AFT.  None of the Intangible Property of AFT infringes upon the rights of any other person in any material respect or, to the knowledge of AFT, is so infringed upon by any other person or its property.  AFT has not received any notice of any claim of any other person relating to any of the Intangible Property or any process or confidential information of AFT and does not know of any basis for any such charge or claim.  Except for the Intangible Property, no other material intellectual property or intangible property rights are required for AFT to conduct the business of AFT in the ordinary course consistent with past practice.  Except as separately identified in Section 3.21 of the AFT Shareholder Disclosure Schedule, no approval or consent of any person is needed so that the interest of AFT in the Intangible Property shall continue to be in full force and effect and enforceable by AFT following the transactions contemplated by this Agreement.

3.22
Employee Relations.  Except as set forth in Section 3.22 of the AFT Shareholder Disclosure, AFT is not a party to any agreement with any labor organization, collective bargaining or similar agreement with respect to its employees.  There are no material complaints, grievances or arbitrations, employment-related litigation, administrative proceedings or controversies either pending or, to the knowledge of AFT, threatened, involving any employee, applicant for employment, or former employee of AFT against AFT.  During the past five years, AFT has not suffered or sustained any labor dispute resulting in any work stoppage and no such work stoppage is, to the knowledge of AFT, threatened.  To the knowledge of AFT, there are no attempts presently being made to organize any employees employed by AFT.

3.23
Insurance.  AFT has adequate policies of insurance for its operations.  AFT is not in default with respect to any material provision contained in any policy or binder of insurance and has not failed to give any notice or present any claim under any such policy or binder in due and timely fashion.  There are no outstanding unpaid claims under any such policy or binder which have gone unpaid for more than 45 days or as to which the carrier has disclaimed liability.  AFT has not received any notice of cancellation or non-renewal of any such policy or binder.  AFT has not received any notice from any of its insurance carriers that any insurance premiums will be materially increased in the future or that any existing insurance coverage will not be available in the future on substantially the same terms as now in effect.

3.24
Licenses and Permits.  Except as set forth in Section 3.24 of the AFT Shareholder Disclosure Schedule, no material government permits, licenses, domain name and other registrations, and other consents and authorizations (federal, state, local and foreign) of any Governmental or Regulatory Body (collectively, “Permits”) are required to be obtained by AFT in connection with its properties or the business of AFT.  AFT has not received any notice of any claim of revocation of any such Permit and has no knowledge of any event which would be likely to give rise to such a claim.

3.25
Brokers.  All negotiations relating to this Agreement and the transactions contemplated hereby have been carried out by AFT and the AFT Shareholders directly with LPME without the intervention of any other person on behalf of AFT or the AFT Shareholders in such manner as to give rise to any valid claim by any person against AFT, the AFT Shareholders or LPME for a finder’s fee, brokerage commission or similar payment.

3.26
Acquisition of LPME Shares.  Each AFT Shareholder acknowledges that the LPME Common Stock are restricted securities under the Securities Act of 1933 (the “Securities Act”) and represents that such AFT Shareholder (i) is acquiring the LPME Common Stock for his own account without a view to distribution within the meaning of the Securities Act; (ii) has received from LPME its filings with the Securities and Exchange Commission (the “SEC”) and all other information that he has deemed necessary to make an informed investment decision with respect to an investment in LPME in general and the LPME Common Stock in particular; (iii) is financially able to bear the economic risks of an investment in LPME; and (iv) has such knowledge and experience in financial and business matters in general and with respect to investments of a nature similar to the LPME Common Stock so as to be capable, by reason of such knowledge and experience, of evaluating the merits and risks of, and making an informed business decision with regard to, the acquisition of the LPME Common Stock.  Each AFT Shareholder understands and agrees that the certificates evidencing the LPME Common Stock shall bear the usual restrictive legend pertaining to Rule 144 under the Securities Act and that the LPME Common Stock will not be transferable except in accordance with applicable rules and regulations of the SEC.

3.27
Disclosure.  To the knowledge of the AFT and the AFT Shareholders, neither this Agreement, nor any Schedule or Exhibit to this Agreement, contains an untrue statement of a material fact or omits a material fact necessary to make the statements contained herein or therein not misleading.

ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF LPME

Except as expressly set forth and specifically identified by the section number of this Agreement in the schedule delivered by LPME to AFT and the AFT Shareholders  contemporaneously with the execution of this Agreement (the “LPME Disclosure Schedule”), LPME  represents, warrants, and covenants to AFT and the AFT Shareholders as follows:

4.1
Organization and Qualification.  LPME is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has all requisite corporate power and authority to (a) own, lease and operate its properties and assets as they are now owned, leased and operated and (b) carry on its business as currently conducted and as proposed to be conducted.  LPME is duly qualified or licensed to do business in each jurisdiction in which the failure to be so qualified or licensed could have a Material Effect.

4.2
Capitalization.  The capital stock of LPME consists of 100,000,000 authorized and 33,000,000 issued and outstanding shares of common stock, $0.001 par value per share.  All of the issued and outstanding shares of capital stock of LPME are validly issued, fully paid, and nonassessable, and none of such shares have been issued in violation of the preemptive rights of any person.  When issued at Closing, the LPME Common Stock shall be validly issued, fully paid, and nonassessable.

4.3
Subsidiaries and Affiliates.  Except as set forth in Section 4.3 to the LPME Disclosure Schedule, LPME does not own or hold, directly or indirectly, any equity, debt, or other interest in any entity or business or any option to acquire any such interest.

4.4
Options or Other Rights.  No options, warrants, calls, commitments or other rights to acquire, sell or issue shares of capital stock or other equity interests of LPME whether upon conversion of other securities or otherwise, are issued or outstanding, and there is no agreement or understanding with respect to the voting of such capital stock or other equity interests.

4.5
Validity and Execution of Agreement.  The execution and performance of this Agreement have been duly and validly authorized by the board of directors of LPME and no other corporate action by LPME is necessary to authorize the execution, delivery, and performance of this Agreement, except for the increase in authorized capital stock and change of the corporate name described in Section 6.2 hereof.  LPME has the corporate power and authority to execute and perform this Agreement and to carry out the transactions contemplated herein.  This Agreement has been duly and validly executed on behalf of LPME and is a valid and binding obligation of LPME, enforceable in accordance with its terms, subject to the qualification that enforcement of the rights and remedies created hereby is subject to: (i) bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors; and (ii) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

4.6	No Conflict. None of the execution, delivery, or performance of this Agreement does or will:

(a)
result in any violation or be in conflict with or constitute a default under any term or provision of the Articles of Incorporation or bylaws of LPME or any term or provision of any judgment, decree, order, statute, injunction, rule, or regulation applicable to LPME, or of any material note, bond, mortgage, indenture, lease, license, franchise, agreement, or other instrument or obligation to which LPME is bound;

(b)	result in the creation of any Encumbrance upon any of the properties or assets of LPME pursuant to any such term or provision; or

(c)
constitute a default under, terminate, accelerate, amend or modify, or give any party the right to terminate, accelerate, amend, modify, abandon, or refuse to perform or comply with, any material contract, agreement, arrangement, commitment, or plan to which LPME is a party, or by which

LPME or any of its properties or assets may be subject or bound.

4.7
Consents and Approvals.  No federal, state, or other regulatory approvals are required to be obtained, nor any regulatory requirements complied with, by LPME in connection with this Agreement or any action contemplated by this Agreement.

4.8	Violation of Laws, Permits, etc.

(a)
LPME is not in violation of any term or provision of its Articles of Incorporation or bylaws, or of any material term or provision of any judgment, decree, order, statute, law, injunction, rule, ordinance, or governmental regulation that is applicable to it and where the failure to comply with which would have a Material Effect.

(b)
LPME has maintained in full force and effect all certificates, licenses, and permits material to the conduct of its business, and has not received any notification that any revocation or limitation thereof is threatened or pending.

4.9
Books and Records.  The books and records of LPME (including, without limitation, the books of account, minute books, and stock record books) are complete and correct in all material respects and have been maintained in accordance with sound business practices.  The minute books of LPME are complete and current in all material respects and, as applicable, accurately reflect all actions taken by the shareholders and the board of directors of LPME since the date of inception of LPME, and all signatures contained therein are the true signatures of the persons whose signatures they purport to be.

4.10	LPME Financial Statements.

(a)
The audited balance sheets of LPME as of December 31, 2007 and 2006, and the related audited statements of income, statements of cash flow and statements of shareholders equity for the years then ended, true and complete copies of which have been delivered to the AFT Shareholders, present fairly, in all material respects, the financial position of LPME as at such dates and the results of operations of LPME for the year then ended, in accordance with GAAP consistently applied for the periods covered thereby.

(b)
The unaudited balance sheet of LPME as of March 31, 2008 and the related statements of income, statements of cash flow and statements of shareholders equity for the period then ended, true and complete copies of which have been delivered to the AFT Shareholders, present fairly, in all material respects, the financial position of LPME as of such date and the results of operations of LPME for the period then ended, in each case in accordance with GAAP consistently applied for the three-month period covered thereby.

(c)	The financial statements referred to in paragraphs (a) and (b) above are hereinafter referred to as the LPME Financial Statements.

4.11
Undisclosed Liabilities.  LPME does not have any Liabilities of a kind required by GAAP to be set forth on a financial statement that is not fully and adequately reflected or reserved against on the LPME Financial Statements.  LPME does not have any Liabilities, whether or not of a kind required by GAAP to be set forth on a financial statement, other than (i) Liabilities incurred in the ordinary course of business since the date of the latest balance sheet included in the LPME Financial Statements that are consistent with past practice and are included in the latest LPME Financial Statements, (ii) Liabilities that are fully reflected on or reserved against on the latest balance sheet included in the LPME Financial Statements, or (iii) as specifically disclosed in the LPME Financial Statements.

4.12
Title to Property; Encumbrances.  LPME has good and indefeasible title to and other legal right to use all properties and assets, real, personal and mixed, tangible and intangible, reflected as owned on the latest balance sheet included in the LPME Financial Statements or acquired after the date of such balance sheet, except for properties and assets disposed of in accordance with customary practice in the business or disposed of for full and fair value since the date of such balance sheet in the ordinary course of business consistent with past practice and except for matters that would not have a Material Effect.

4.13	Taxes.

(a)	LPME has duly and timely filed all Tax Returns, reports and declarations of estimated tax or estimated tax deposit forms required to be filed.

(b)	LPME has paid all Taxes which have become due whether pursuant to Tax Returns or any assessment received by it or otherwise, and has paid all installments of estimated Taxes due.

(c)	LPME has duly withheld and collected all Taxes which LPME is required by law to withhold or to collect, and has paid such Taxes to the proper Governmental or Regulatory Body.

(d)	There are no tax liens upon any of the assets or properties of LPME except for Liens for Taxes not yet due.

(e)	LPME is not a party to any Settlement Agreement, and LPME does not have any obligation to make payments under any Settlement Agreement.

4.14	Litigation.

(a)
There is no action, proceeding, investigation, or inquiry pending or, to the best of LPME’s knowledge, threatened (i) against or affecting any of LPME’s assets or business that, if determined adversely to LPME, would result in a Material Effect or (ii) that questions this Agreement or any action contemplated by this Agreement.

(b)
LPME has no knowledge of any state of facts or of the occurrence or nonoccurrence of any event or group of related events; that should reasonably cause LPME to determine that there exists any basis for any material claim against LPME for any of the matters described in paragraph (a) above.

4.15
Contracts and Other Agreements.  Section 4.15 to the LPME Disclosure Schedule contains a complete and correct list as of the date hereof of all material agreements, contracts, and commitments (and all amendments thereto), written or oral, to which LPME is a party or by which any of its properties is bound.  LPME has made available to the AFT Shareholders complete and correct copies of all material written agreements, contracts, and commitments, together with all amendments thereto, and accurate (in all material respects) descriptions of all material oral agreements.  Such agreements, contracts, and commitments are in full force and effect, and, to the best of LPME’s knowledge, all other parties to such agreements, contracts, and commitments have performed all obligations required to be performed by them thereunder in all material respects and are not in default thereunder in any material respect.

4.16
Compensation Arrangements; Officers, Directors and Employees.  LPME does not pay any compensation to any of its officers and directors and has no employees.  LPME has not made a commitment or agreement (verbally or in writing) to pay any compensation to such persons.

4.17
ERISA.  There are no Plans maintained for the benefit of, or covering, any employee, former employee, independent contractor or former independent contractor of LPME or their dependents or their beneficiaries, or otherwise, now or heretofore contributed to by LPME and no such Plan is or has ever been subject to ERISA.

4.18	Operations. Since the date of the latest LPME Financial Statements, LPME has not:

(a)	amended its Articles of Incorporation or bylaws or merged with or into or consolidated with any other entity, or changed or agreed to rearrange in any manner the character of the business of LPME;

(b)	issued, sold or purchased options or rights to subscribe to, or entered into any contracts or commitments to issue, sell or purchase, any shares of its capital stock or other equity interests;

(c)
entered into, amended or terminated any (i) employment agreement or collective bargaining agreement, (ii) adopted, entered into or amended any arrangement which is, or would be, a Plan or (iii) made any change in any actuarial methods or assumptions used in funding any Plan or in the assumptions or factors used in determining benefit equivalencies thereunder;

(d)
issued any note, bond or other debt security, created, incurred or assumed any indebtedness for borrowed money other than in the ordinary course of business in connection with trade payables, or guaranteed any indebtedness for borrowed money or any capitalized lease obligation;

(e)
declared, set aside or paid any dividends or declared or made any other distributions of any kind to the shareholders, or made any direct or indirect redemption, retirement, purchase or other acquisition of any shares of its capital stock or other equity interests;

(f)	knowingly waived any right of material value to the business of LPME;

(g)
made any change in its accounting methods or practices or made any changes in depreciation or amortization policies or rates adopted by it or made any material write-down of inventory or material write-off as uncorrectable of accounts receivable;

(h)
made any wage or salary increase or other compensation payable or to become payable or bonus, or increase in any other direct or indirect compensation, for or to any of its officers, directors, employees, consultants, agents or other representatives, or any accrual for or commitment or agreement to make or pay the same, other than increases made in the ordinary course consistent with past practice;

(i)
entered into any transactions with any of its affiliates, shareholders, officers, directors, employees, consultants, agents or other representatives (other than employment arrangements made in the ordinary course of business consistent with past practice), or any affiliate of any shareholder, officer, director, consultant, employee, agent or other representative;

(j)
made any payment or commitment to pay any severance or termination pay to any person or any of its officers, directors, employees, consultants, agents or other representatives, other than payments or commitments to pay such persons or their officers, directors, employees in the ordinary course of business;

(k)
except in the ordinary course of business, (i) entered into any lease (as lessor or lessee), (ii) sold, abandoned or made any other disposition of any of its assets or properties, (iii) granted or suffered any Lien on any of its assets or properties other than sales of inventory, or (iv) entered into or amended any material contract or other agreement to which it is a party, or by or to which it or its assets or properties are bound or subject, or pursuant to which it agrees to indemnify any person or to refrain from competing with any person;

(l)	except in the ordinary course of business, incurred or assumed any debt, obligation or liability (whether absolute or contingent and whether or not currently due and payable);

(m)	except for inventory or equipment acquired in the ordinary course of business, made any acquisition of all or any part of the assets, properties, capital stock or business of any other person;

(n)
except in the ordinary course of business, paid, directly or indirectly, any of its Liabilities before the same became due in accordance with their terms or otherwise, except to obtain the benefit of discounts available for early payment;

(o)	except in the ordinary course of business, created, incurred or assumed any indebtedness for borrowed money, or guaranteed any indebtedness for borrowed money or any capitalized lease obligation, in each case in excess of $5,000 individually or in the aggregate;

(p)	except in the ordinary course of business, made any capital expenditures or commitments for capital expenditures in aggregate amount exceeding $5,000; or

(q)	except in the ordinary course of business, terminated, failed to renew, amended or entered into any contract or other agreement of a type required to be disclosed pursuant to Section 4.15.

4.19
Brokers.  All negotiations relating to this Agreement and the transactions contemplated hereby have been carried out by AFT and the AFT Shareholders directly with LPME without the intervention of any other person on behalf of AFT and the AFT Shareholders in such manner as to give rise to any valid claim by any person against AFT, the AFT Shareholders or LPME for a finder’s fee, brokerage commission or similar payment.

4.20	Approval of Share Exchange. The board of directors of LPME has approved this Agreement and each action contemplated by this Agreement without reservation or qualification.

4.21
SEC Reporting Status.  LPME filed a registration statement under Section 12(g) of the Securities Exchange Act of 1934 (the “Exchange Act”) on January 11, 2007.  Since that time, LPME has filed all reports required to be filed pursuant to Section 13 of the Exchange Act with the SEC.  It has not filed a certification on Form 15 under the Exchange Act.

4.22	Investment Company. LPME is not an investment company within the meaning of Section 3 of the Investment Company Act.

4.23	OTC Bulletin Board Status. The LPME Common Stock is approved for listing on the OTC Bulletin Board under the symbol “LPME.”

4.24
Disclosure.  To the knowledge of LPME, neither this Agreement, nor any Schedule or Exhibit to this Agreement, contains an untrue statement of a material fact or omits a material fact necessary to make the statements contained herein or therein not misleading.

ARTICLE V
ACTIONS PRIOR TO CLOSING

5.1
Corporate Examinations and Investigations.  At or prior to the Closing Date, LPME shall be entitled to make such investigation of the assets, properties, business and operations of AFT and such examination of the books, records, Tax Returns, financial condition and operations of AFT as LPME may wish.  Any such investigation and examination shall be conducted at reasonable times and under reasonable circumstances and AFT shall cooperate fully therein.  In order that LPME may have full opportunity to make such a business, accounting and legal review, examination or investigation as it may wish of the business and affairs of AFT, AFT shall furnish to LPME during such period all such information and copies of such documents concerning the affairs of AFT as LPME may reasonably request and cause AFT’s officers, employees, consultants, agents, accountants and attorneys to cooperate fully with LPME of all material facts affecting the financial condition and business operations of AFT.  Until the Closing and, if the Closing shall not occur, thereafter, LPME and its affiliates shall keep confidential and shall not use in any manner inconsistent with the transactions contemplated by this Agreement and after termination of this Agreement, LPME and its affiliates shall not disclose, nor use for their own benefit, any information or documents obtained from AFT concerning its assets, properties, business and operations, unless (i) readily ascertainable from public or published information, or trade sources, (ii) received from a third party not under an obligation to AFT to keep such information confidential, or (iii) required by any Law or order of a court of competent jurisdiction.  If this transaction does not close for any reason, LPME and its affiliates shall return or destroy all such confidential information and compilations thereof as is practicable, and shall certify such destruction or return to AFT.

5.2
Conduct of Business.  From the date hereof through the Closing Date, (i) the AFT Shareholders shall cause the business of AFT to be conducted in the ordinary course in the same manner as it has been conducted since its inception; and (ii) LPME shall conduct its business in the ordinary course in the same manner as it has been conducted since its inception.  LPME and the AFT Shareholders covenant that, except with the prior written consent of AFT or LPME, as the case may be, which consent shall not be unreasonably withheld, AFT and LPME will not:

(a)	Do any of the restricted acts set forth in Section 3.20 for AFT or Section 4.18 for LPME, or enter into any agreement of a nature set forth in Section 3.16 for AFT or Section 4.15 for LPME; or

(b)	Enter into any transaction other than in the ordinary course of business.

5.3
Preservation of Business.  From the date hereof through the Closing Date, the AFT Shareholders shall cause AFT to use commercially reasonable efforts to (i) preserve intact the business, assets, properties and organizations of AFT, (ii) keep available the services of the present officers, consultants and agents of AFT; and (iii) maintain the present suppliers and customers and preserve the goodwill of AFT.

5.4
Advice of Changes.  The AFT Shareholders will promptly advise LPME in writing from time to time prior to the Closing with respect to any matter hereafter arising and known to them that, if existing or occurring at the date of this Agreement, would have been required to be set forth or described in the AFT Shareholder Disclosure Schedule or would have resulted in any representation of the AFT Shareholders in this Agreement being untrue in any material respect.  LPME will promptly advise the AFT Shareholders in writing from time to time prior to the Closing with respect to any matter hereafter arising and known to it that, if existing or occurring at the date of this Agreement, would have been required to be set forth or described in the LPME Disclosure Schedule or would have resulted in any representation of LPME in this Agreement being untrue.

5.5	OTC Bulletin Board. LPME will use its best efforts to maintain the listing on the OTC Bulletin Board of the LPME Common Stock.

5.6	SEC Reports. LPME shall file with the SEC all reports that are required to be filed by the Exchange Act and the rules and regulations promulgated thereunder.

5.7
Other Agreements.  The AFT Shareholders and LPME agree to take, or cause to be taken, all actions and to do, or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective as promptly as practicable the transactions contemplated by this Agreement, including, without limitation, the obtaining of all necessary waivers, consents and approvals and the effecting of all necessary registrations and filings, including, but not limited to, submissions of information requested by Governmental or Regulatory Bodies and any other persons required to be obtained by them for the consummation of the closing and the continuance in full force and effect of the permits, contracts and other agreements set forth on the Schedules to this Agreement.

ARTICLE VI
CONDITIONS PRECEDENT TO CLOSING

6.1
Conditions Precedent to the Obligations of LPME to Complete the Closing.  The obligations of LPME to enter into and complete the Closing are subject to the fulfillment of the following conditions, any one or more of which may be waived by LPME:

(a)
(i) All of the terms, covenants, and conditions of this Agreement to be complied with or performed by the AFT Shareholders at or before the Closing shall have been duly complied with and performed in all material respects, (ii) the representations and warranties of the AFT Shareholders set forth in Article III shall be true in all material respects on and as of the Closing Date with the same force and effect as if such representations and warranties had been made on and as of the Closing, and (iii) LPME shall have received a certificate to such effect from the AFT Shareholders.

(b)
All consents, waivers, approvals, licenses, authorizations of, or filings or declarations with third parties or Governmental or Regulatory Bodies required to be obtained by AFT or the AFT Shareholders in order to permit the transactions contemplated by this Agreement to be consummated in accordance with agreements and court orders applicable to AFT or the AFT Shareholders and applicable governmental laws, rules, regulations and agreements shall have been obtained and any waiting period thereunder shall have expired or been terminated, and LPME shall have received a certificate from the AFT Shareholders to such effect.

(c)
All actions, proceedings, instruments, and documents in connection with the consummation of the transactions contemplated by this Agreement, including the forms of all documents, legal matters, opinions, and procedures in connection therewith, shall have been approved in form and substance by counsel for LPME, which approval shall not be unreasonably withheld.

(d)	The AFT Shareholders shall have furnished such certificates to evidence compliance with the conditions set forth in this Article, as may be reasonably requested by LPME or its counsel.

(e)	AFT shall not have suffered any Material Effect.

(f)	No material information or data provided or made available to LPME by or on behalf of AFT shall be incorrect in any material respect.

(g)
No investigation and no suit, action, or proceeding before any court or any governmental or regulatory authority shall be pending or threatened by any state or federal governmental or regulatory authority, against AFT or any of its affiliates, associates, officers, or directors seeking to restrain, prevent, or change in any material respect the transactions contemplated hereby or seeking damages in connection with such transactions that are material to AFT.

(h)	AFT shall have obtained an irrevocable option to acquire the real estate owned by M&W Fiberglass, LLC at a purchase price based on an arm’s-length appraisal.

(i)	AFT shall have been removed as a guarantor on financing for Fiberglass Piping & Fitting Company (“FPF”).

(j)	AFT shall have made satisfactory arrangements to purchase fiberglass pipe fittings from FPF at FPF’s cost.

6.2
Conditions Precedent to the Obligations of the AFT Shareholders to Complete the Closing.  The obligations of the AFT Shareholders to enter into and complete the Closing are subject to the fulfillment on or prior to the Closing Date, of the following conditions, any one or more of which may be waived by the AFT Shareholders:

(a)
(i) All of the terms, covenants, and conditions of this Agreement to be complied with or performed by LPME at or before the Closing shall have been duly complied with and performed in all material respects, (ii) the representations and warranties of LPME set for in Article IV shall be true in all material respects on and as of the Closing Date with the same force and effect as if such representations and warranties had been made on and as of the Closing, and (iii) the AFT Shareholders shall have received a certificate to such effect from LPME.

(b)
All consents, waivers, approvals, licenses, authorizations of, or filings or declarations with third parties or Governmental or Regulatory Bodies required to be obtained by LPME in order to permit the transactions contemplated by this Agreement to be consummated in accordance with agreements and court orders applicable to LPME and applicable governmental laws, rules, regulations and agreements shall have been obtained and any waiting period thereunder shall have expired or been terminated, and the AFT Shareholders shall have received a certificate from LPME to such effect.

(c)
All actions, proceedings, instruments, and documents in connection with the consummation of the transactions contemplated by this Agreement, including the forms of all documents, legal matters, opinions, and procedures in connection therewith, shall have been approved in form and substance by counsel for the AFT Shareholders, which approval shall not be unreasonably withheld.

(d)	LPME shall have furnished such certificates to evidence compliance with the conditions set forth in this Article, as may be reasonably requested by the AFT Shareholders or their counsel.

(e)	LPME shall not have suffered any Material Effect.

(f)	No material information or data provided or made available to the AFT Shareholders by or on behalf of LPME shall be incorrect in any material respect.

(g)
No investigation and no suit, action, or proceeding before any court or any governmental or regulatory authority shall be pending or threatened by any state or federal governmental or regulatory authority, against LPME or any of its affiliates, associates, officers, or directors seeking to restrain, prevent, or change in any material respect the transactions contemplated hereby or seeking damages in connection with such transactions that are material to LPME.

(h)	The LPME Common Stock shall continue to be listed on the OTC Bulletin Board.

(i)
At Closing, all but one member of LPME’s Board of Directors shall resign, whereupon five persons designated by the AFT Shareholders shall be appointed by the remaining director of LPME to fill the vacancies.  The remaining director of LPME shall then resign.  In order to effect such change in the composition of LPME’s Board of Directors, LPME, at or prior to Closing shall have complied with the requirements of Section 14(f) of the Exchange Act and Rule 14f-1 promulgated thereunder; provided, that LPME’s obligation to effect such compliance shall be contingent upon the AFT Shareholders’ furnishing to LPME such information with respect to their nominees to LPME’s Board of  Directors as is required by the applicable provisions of the Exchange Act and the rules and regulations promulgated thereunder for compliance with Section 14(f) thereof.

(k)	LPME shall have cancelled 21,750,000 shares of LPME Common Stock.

(l)
LPME shall have obtained shareholder approval, and filed Articles of Amendment to its Articles of Incorporation with the Secretary of State of the State of Nevada, to increase its authorized capital to 100,000,000 shares of common stock, $0.001 par value, and 10,000,000 shares of preferred stock, $0.001 par value.

(m)	LPME shall have merged with its wholly-owned subsidiary, Energy Composites Corp., a Nevada corporation, and changed its name to Energy Composites Corporation.

(n)	LPME shall have obtained shareholder approval of a stock option plan satisfactory to AFT.

ARTICLE VII
POST-CLOSING COVENANTS

The parties covenant to take the following actions after the Closing Date:

7.1
Further Information.  Following the Closing, each party will afford to the other party, its counsel and its accountants, during normal business hours, reasonable access to the books, records and other data of AFT or LPME, as the case may be, relating to the business of AFT or LPME in their possession with respect to periods prior to the Closing and the right to make copies and extracts therefrom, to the extent that such access may be reasonably required by the requesting party (a) to facilitate the investigation, litigation and final disposition of any claims which may have been or may be made against any party or its affiliates and

(b) for any other reasonable business purpose.

7.2
Record Retention.  Each party agrees that for a period of not less than five years following the Closing Date, such party shall not destroy or otherwise dispose of any of the Books and Records of AFT or LPME relating to the business of AFT or LPME in his or its possession with respect to periods prior to the Closing Date.  Each party shall have the right to destroy all or part of such Books and Records after the fifth anniversary of the Closing Date or, at an earlier time by giving each other party hereto 30 days prior written notice of such intended disposition and by offering to deliver to the other party or parties, at the other party’s or parties’ expense, custody of such Books and Records as such party may intend to destroy.

7.3
Post-Closing Assistance.  The AFT Shareholders on the one hand, and LPME, on the other hand, will provide each other with such assistance as may reasonably be requested in connection with the preparation of any Tax Return, any audit or other examination by any taxing authority, or any judicial or administrative proceedings relating to liability for Taxes, and each will retain and provide the requesting party with any records or information that may be reasonably relevant to such return, audit or examination, proceedings or determination.  The party requesting assistance shall reimburse the other party for reasonable out-of-pocket expenses incurred in providing such assistance.  Any information obtained pursuant to this Section 7.3 or pursuant to any other Section hereof providing for the sharing of information or the review of any Tax Return or other schedule relating to Taxes shall be kept confidential by the parties hereto.

7.4
SEC Reporting. With a view to making available the benefits of certain rules and regulations of the SEC which may at any time permit the sale of the LPME Common Stock to the public without registration, from and after the Closing, and for so long as LPME continues to be an SEC registered issuer, the new management of LPME will:

(a)	make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times; and

(b)	file with the SEC in a timely manner all reports and other documents required of LPME under the Exchange Act.

ARTICLE VIII
TERMINATION OF AGREEMENT

8.1	Termination. This Agreement may be terminated at any time prior to the Closing as follows:

(a)           by mutual written consent of LPME and the AFT Shareholders;

(b)
by LPME on the one hand, or by all of the AFT Shareholders, on the other hand, by written notice to the other party hereto, if the Closing shall not have occurred on or prior to the close of business on June 30, 2008 (unless such event has been caused by a breach of this Agreement by the party seeking such termination);

(c)
by LPME or by all of the AFT Shareholders if a Governmental or Regulatory Body has permanently enjoined or prohibited consummation of this Agreement or any action contemplated by this Agreement and such court or government action is final and nonappealable;

(d)
by LPME if the AFT Shareholders have failed to comply in any material respect with any of its covenants or agreements under this Agreement that are required to be complied with prior to the date of such termination; or

(e)
by the AFT Shareholders if LPME has failed to comply in any material respect with any of its covenants or agreements under this Agreement that are required to be complied with prior to the date of such termination.

8.2
Survival After Termination.  If this Agreement is terminated pursuant to Section 8.1, (a) this Agreement shall become null and void and of no further force and effect, except for the provisions of Section 5.1 relating to the obligation to keep confidential certain information and (b) there shall be no liability on the part of AFT or LPME or their respective affiliates.

8.3
Energy Composites Corp.  If this Agreement is terminated, LPME shall transfer ownership of Energy Composites Corp. to AFT in consideration for the reimbursement of its expenses relating to Energy Composites Corp.

ARTICLE IX
MISCELLANEOUS

9.1	Expenses. Each party shall be solely responsible for its own legal and accounting fees in connection with this Agreement.

9.2
Further Assurances.  At any time and from time to time after the Closing Date at the request of LPME, and without further consideration, the AFT Shareholders will execute and deliver such other instruments of sale, transfer, conveyance, assignment and confirmation and take such other action as LPME may reasonably deem necessary or desirable in order to transfer, convey and assign the AFT Common Stock to LPME and to assist LPME in exercising all rights with respect thereto.  The parties shall use their best efforts to fulfill or obtain the fulfillment of the conditions to the Closing, including, without limitation, the execution and delivery of any document or other papers, the execution and delivery of which are conditions precedent to the Closing.

9.3
Notices.  All notices, requests, demands and other communications required or permitted to be given hereunder shall be in writing and shall be given personally, sent by facsimile transmission or sent by prepaid air courier or certified or express mail, postage prepaid.  Any such notice shall be deemed to have been given (i) when received, if delivered in person, sent by facsimile transmission and confirmed in writing within three (3) business days thereafter or sent by prepaid air courier or (ii) three (3) business days following the mailing thereof, if mailed by certified first class mail, postage prepaid, return receipt requested, in any such case as follows (or to such other address or addresses as a party may have advised the other in the manner provided in this Section 9.3):

If to the AFT Shareholders:	with a copy to:
Advanced Fiberglass Technologies, Inc.	Dill Dill Carr Stonbraker & Hutchings, P.C.
4400 Commerce Drive	Attention: Fay M. Matsukage, Esq.
Wisconsin Rapids, Wisconsin 54494	455 Sherman Street, Suite 300
Fax: (715) 421-2048	Denver, Colorado 80203
Fax: (303) 777-3823

If to LPME:	with a copy to:
Las Palmas Mobile Estates	Ronald J. Stauber, Esq.
44489 Town Center Way, #D-234	1880 Century Park East, Suite 300
Palm Desert, California 92260-2789	Los Angeles, California 90067
Fax: _____________________________	Fax: (310) 556-3687

9.4
Arbitration.  Any dispute, controversy, or claim arising out of, relating to, or in connection with, this Agreement or the agreements or transactions contemplated by this Agreement shall be finally settled by binding arbitration.  The arbitration shall be conducted and the arbitrator chosen in accordance with the rule of the American Arbitration Association in effect at the time of the arbitration, except as they may be modified herein or by mutual agreement of LPME and the AFT Shareholders.  In connection with any such arbitration, each party shall be afforded the opportunity to conduct discovery in accordance with the Federal Rules of Civil Procedure.

(a)	The seat of the arbitration shall be in Wood County, Wisconsin, and will follow the format known as “Baseball Arbitration”. Each of the AFT Shareholders and LPME hereby irrevocably submits to the jurisdiction of the arbitrator in Wood County, Wisconsin, and waives any defense in an arbitration based upon any claim that such party is not subject personally to the jurisdiction of such arbitrator, that such arbitration is brought in an inconvenient format, or that such venue is improper.

(b)
The arbitral award shall be in writing and shall be final and binding on each of the parties to this Agreement.  The award may include an award of costs, including reasonable attorneys’ fees and disbursements.  Judgment upon the award may be entered by any court having jurisdiction thereof or having jurisdiction over the parties or their assets.  Each of the AFT Shareholders and LPME acknowledges and agrees that by agreeing to these arbitration provisions each of the parties hereto is waiving any right that such party may have to a jury trial with respect to the resolution of any dispute under this Agreement or the agreements or transactions contemplated hereby.

9.5
Publicity.  No publicity release or announcement concerning this Agreement or the transactions contemplated hereby shall be made without advance approval thereof by LPME and the AFT Shareholders except as may be required by applicable law.

9.6
Entire Agreement.  This Agreement (including the Exhibits and Schedules) and the agreements, certificates and other documents delivered pursuant to this Agreement contain the entire agreement among the parties with respect to the transactions described herein, and supersede all prior agreements, written or oral, with respect thereto.

9.7
Waivers and Amendments.  This Agreement may be amended, superseded, canceled, renewed or extended, and the terms hereof may be waived, only by a written instrument signed by the parties or, in the case of a waiver, by the party waiving compliance.  No delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof

9.8	Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada without regard to principles of conflicts of law.

9.9
Binding Effect, No Assignment.  This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns.  This Agreement is not assignable by any party hereto without the prior written consent of the other parties hereto except by operation of law and any other purported assignment shall be null and void.

9.10
Counterparts.  This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.  Each counterpart may consist of a number of copies hereof each signed by less than all, but together signed by all of the parties hereto.

9.11
Exhibits and Schedules.  The Exhibits and Schedules are a part of this Agreement as if fully set forth herein.  All references herein to Sections, subsections, clauses, Exhibits and Schedules shall be deemed references to such parts of this Agreement, unless the context shall otherwise require.

9.12
Effect of Disclosure on Schedules.  Any item disclosed on any Schedule to this Agreement shall only be deemed to be disclosed in connection with (i) the specific representation and warranty to which such Schedule is expressly referenced, (ii) any specific representation and warranty which expressly cross-references such Schedule and (iii) any specific representation and warranty to which any other Schedule to this Agreement is expressly referenced if such other Schedule expressly cross-references such Schedule.

9.13	Headings. The headings in this Agreement are for reference only, and shall not affect the interpretation of this Agreement.

9.14
Severability of Provisions.  If any provision or any portion of any provision of this Agreement or the application of such provision or any portion thereof to any person or circumstance, shall be held invalid or unenforceable, the remaining portion of such provision and the remaining provisions of this Agreement, or the application of such provision or portion of such provision as is held invalid or unenforceable to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

LPME:	AFT:

Las Palmas Mobile Estates	Advanced Fiberglass Technologies, Inc.

By: /s/ Diana L. Hassan	By: /s/ Samuel Fairchild
Name: Diana L. Hassan	Name: Samuel Fairchild
Title: President	Title: Chief Executive Officer

AFT SHAREHOLDERS:

Jamie Lee Mancl	Jennifer Lynn Mancl

/s/ Jamie Lee Mancl	/s/ Jennifer Lynn Mancl

Integritas, Inc.

By: /s/ Phil Flynn
Its: President

FIRST AMENDMENT TO SHARE EXCHANGE AGREEMENT

THIS FIRST AMENDMENT TO SHARE EXCHANGE AGREEMENT (this “Agreement”) is entered into as of August 8, 2008, by and among LAS PALMAS MOBILE ESTATES, a Nevada corporation (“LPME”), JAMIE LEE MANCL, JENNIFER LYNN MANCL and INTEGRITAS, INC. (the “AFT Shareholders”), and ADVANCED FIBERGLASS TECHNOLOGIES, INC., a Wisconsin corporation (“AFT”).
Recitals

The parties hereto entered into that certain share exchange agreement as of June 26, 2008 (the “Share Exchange Agreement”), whereby the AFT Shareholders will exchange their shares of AFT Common Stock for shares of LPME Common Stock, and AFT will become a wholly-owned subsidiary of LPME.  The parties desire to amend the Share Exchange Agreement according to the terms and conditions set forth herein.

Recitals

NOW, THEREFORE, for and in consideration of the premises and the mutual agreements hereinafter set forth, in accordance with the provisions of applicable law, the parties hereby agree as follows:

Agreement

1.	Section 2.1 is hereby deleted in its entirety and replaced with the following:

“2.1           Time and Place of Closing.  The closing of this Agreement (the “Closing”) shall, unless otherwise agreed to in writing by the parties, take place at the offices of Dill Dill Carr Stonbraker & Hutchings, P.C., at 10:00 a.m., local time, within thirty (30) days of:

(a)	LPME clearing all comments with the Securities Exchange Commission on its Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934; and

(b)	The mailing of the Definitive Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934 to all shareholders of LPME.”

2.
All other references to deadlines and dates for the completion of schedule or the delivery of documents in the Share Exchange Agreement are hereby amended to be of equal date with the date of the Closing.

3.	Except as provided herein, all other terms and conditions of the Share Exchange Agreement shall remain in full force and effect.

4.	Capitalized terms not defined herein shall have the meanings assigned to them in the Share Exchange Agreement.

5.	This Agreement may be executed in counterparts. A facsimile signature shall be deemed an original.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

LPME:	AFT:

Las Palmas Mobile Estates	Advanced Fiberglass Technologies, Inc.

By: /s/ Diana L. Hassan	By: /s/ Samuel Fairchild
Name: Diana L. Hassan	Name: Samuel Fairchild
Title: President	Title: Chief Executive Officer

AFT SHAREHOLDERS:

Jamie Lee Mancl	Jennifer Lynn Mancl

/s/ Jamie Lee Mancl	/s/ Jennifer Lynn Mancl

Integritas, Inc.

By: /s/ Phil Flynn
Its: President

APPENDIX B
AFT’s Audited Financial Statements and Footnotes for the years ended December 31, 2007 and 2006

ADVANCED FIBERGLASS TECHNOLOGIES, INC.

CONSOLIDATED FINANCIAL STATEMENTS
Years Ended December 31, 2007 and 2006

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of
Advanced Fiberglass Technologies, Inc.

We have audited the accompanying consolidated balance sheets of Advanced Fiberglass Technologies, Inc. as of December 31, 2007 and 2006, and the related consolidated statements of income, stockholder’s equity and cash flows for the years then ended. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Advanced Fiberglass Technologies, Inc. as of December 31, 2007 and 2006, and the results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Carver Moquist & O’Conner, LLC

Bloomington, Minnesota
March 20, 2008

ADVANCED FIBERGLASS TECHNOLOGIES, INC.

CONSOLIDATED BALANCE SHEETS
December 31, 2007 and 2006
	2007	2006
ASSETS

Current assets:
Cash	$30,739	$14,199
Accounts receivable, net of allowance for doubtful accounts
of approximately $26,000 in 2007 and $22,000 in 2006	1,152,089	764,604
Inventories, net	864,698	340,351
Other current assets	25,772	13,025

Total current assets	2,073,298	1,132,179

Property and equipment, net	4,817,856	596,508

Intangible assets:
Non-compete agreement, net	139	1,806
Customer list, net	24,130	36,015
Deferred financing costs, net	53,128	-

Total intangible assets, net	77,397	37,821

Total assets	$6,968,551	$1,766,508

LIABILITIES AND STOCKHOLDER'S EQUITY

Current liabilities:
Current portion of long-term debt obligations	$337,533	$218,939
Lines of credit - bank	224,378	159,462
Short-term notes payable	500,000	153,000
Book overdraft payable	168,087	215,390
Accounts payable	662,409	170,995
Accrued expenses	17,298	17,571
Accrued payroll and payroll taxes	166,145	52,889
Due to officer/stockholder	22,851	-
Customer deposits	150,000	2,328

Total current liabilities	2,248,701	990,574

Long-term debt obligations, net of current portion	4,141,473	151,727

Non-controlling interest in variable interest entities	100,367	75,671

Stockholder's equity:
Common stock - $.01 par value; 9,000 shares
authorized, 100 shares issued and outstanding	1	1
Additional paid-in capital	215,269	215,269
Retained earnings	262,740	333,266

Total stockholder's equity	478,010	548,536

Total liabilities and stockholder's equity	$6,968,551	$1,766,508

The accompanying notes are an integral part of these consolidated financial statements.

ADVANCED FIBERGLASS TECHNOLOGIES, INC.

CONSOLIDATED STATEMENTS OF INCOME
For the Years Ended December 31, 2007 and 2006

	2007	2006

Revenue	$6,541,256	$4,663,305

Cost of goods sold	5,215,245	3,711,715

Gross profit	1,326,011	951,590

Selling, general and administrative expenses	1,085,521	587,483
Gain on sale of land and building - variable interest entity	(100,220)	-

Income from operations	340,710	364,107

Other income (expense):
Interest expense	(132,274)	(53,153)
Interest income	2,783	-

Total other income (expense)	(129,491)	(53,153)

Income before non-controlling interest in variable interest entities	211,219	310,954

Non-controlling interest in variable interest entities	(168,195)	(9,288)

Net income	$43,024	$301,666

Net income per common share	$430	$3,017

Weighted average shares outstanding:
Basic and diluted	100	100

The accompanying notes are an integral part of these consolidated financial statements.

ADVANCED FIBERGLASS TECHNOLOGIES, INC.

CONSOLIDATED STATEMENTS OF STOCKHOLDER’S EQUITY
For the Years Ended December 31, 2007 and 2006

					Total
	Common Stock		Additional	Retained	Stockholder's
	Shares	Amount	Paid-in Capital	Earnings	Equity

Balance at December 31, 2005	100	$1	$215,269	$95,762	$311,032

Net income				301,666	301,666
Stockholder's distributions				(64,162)	(64,162)

Balance at December 31, 2006	100	1	215,269	333,266	548,536

Net income				43,024	43,024
Stockholder's distributions				(113,550)	(113,550)

Balance at December 31, 2007	100	$1	$215,269	$262,740	$478,010

The accompanying notes are an integral part of these consolidated financial statements.

ADVANCED FIBERGLASS TECHNOLOGIES, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS
For the Years Ended December 31, 2007 and 2006

	2007	2006
Cash flows from operating activities:
Net income	$43,024	$301,666
Adjustments to reconcile net income to net cash provided by
(used in) operating activities:
Non-controlling interest in variable interest entities	168,195	9,288
Depreciation and amortization	150,065	96,302
(Gain) loss on disposal of property and equipment	(88,046)	392
Amortization of debt discount for imputed interest	12,945	5,039
Changes in operating assets and liabilities:
Accounts receivable, net	(387,485)	(531,509)
Inventories, net	(524,347)	(175,973)
Other current assets	(12,747)	(10,485)
Accounts payable	491,414	160,762
Accrued expenses	(273)	15,591
Accrued payroll and payroll taxes	113,256	31,086
Customer deposits	147,672	2,328

Net cash provided by (used in) operating activities	113,673	(95,513)

Cash flows from investing activities:
Purchase of property and equipment	(190,948)	(156,200)
Proceeds from sale of property and equipment	372,670	-

Net cash provided by (used in) investing activities	181,722	(156,200)

Cash flows from financing activities:
Increase (decrease) in bank overdraft payable	(47,303)	83,968
Net borrowings from lines of credit -bank	64,916	155,462
Financing costs for long-term debt	(10,010)	-
Distributions to stockholder - AFT	(113,550)	(64,162)
Borrowings from officer/stockholder	22,851	-
Net borrowings from short-term notes	347,000	153,000
Payments on long-term debt	(399,260)	(45,479)
Capital distributions by variable interest entities	(143,499)	(44,701)

Net cash provided by (used in) financing activities	(278,855)	238,088

Net increase (decrease) in cash and cash equivalents	16,540	(13,625)

Cash and cash equivalents:
Beginning of year	14,199	27,824

End of year	$30,739	$14,199

The accompanying notes are an integral part of these consolidated financial statements.

ADVANCED FIBERGLASS TECHNOLOGIES, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
For the Years Ended December 31, 2007 and 2006

1.           BUSINESS OVERVIEW

Nature of Business

Advanced Fiberglass Technologies, Inc., (AFT, the Company) based in Wisconsin Rapids, Wisconsin, is a manufacturer, installer and marketer of fiberglass products which are sold throughout the United States, but primarily in the Midwest.  The Company has a service division that provides installation and repair of various piping projects primarily in Wisconsin.  The Company serves the paper, oil, agricultural, ethanol and power industries.

The Company commenced operations in 1995 as M&W Fiberglass, LLC.  Effective January 1, 2005, all operating assets and liabilities were transferred into a newly created S-Corporation known as Advanced Fiberglass Technologies, Inc. which continues to be the corporate structure under which the Company operates today.  M&W Fiberglass, LLC retained ownership of the manufacturing facility and land which is leased to Advanced Fiberglass Technologies, Inc.

Variable Interest Entities

The Company is considered the primary beneficiary in the following entities:

M&W Fiberglass, LLC (M&W) is a lessor of real estate to AFT and is wholly owned by the stockholder of AFT.  M&W had leased real estate at 16th Street South, Wisconsin Rapids, Wisconsin to the Company, prior to February, 2007, at $48,000 annually (22,420 square foot manufacturing facility and office space).  This property was sold in February 2007 by M&W to the City of Wisconsin Rapids for a sales price of $372,670 with a resulting gain of $100,220.  As of August 2007, M&W began leasing a newly constructed manufacturing and office facility (70,300 square feet) at Commerce Drive, Wisconsin Rapids, Wisconsin to the Company at $30,000 per month from August 1, 2007 to December 31, 2007 and $35,000 per month starting January 1, 2008 plus an annual adjustment for the cost of living increase thereafter.  M&W obtained industrial revenue bond and note financing for the new facility through a co-borrower arrangement with AFT.  Under the terms of the lease, the Company is responsible for paying all property taxes, repairs and insurance.

Fiberglass Piping & Fitting Company (FPF) is a wholesale distributor of fiberglass piping and is wholly owned by the stockholder of AFT.  FPF started operations as a newly formed LLC on September 16, 2006 and had limited operations during 2006 and 2007.  All FPF financing is secured by the unlimited guarantee of the Company.

ADVANCED FIBERGLASS TECHNOLOGIES, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
For the Years Ended December 31, 2007 and 2006

2.           SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Principles of Consolidation and Basis of Presentation

The Company consolidates its financial results in accordance with Financial Accounting Standards Board, or FASB, Interpretation No. 46R, Consolidation of Variable Interest Entities, or FIN 46R, which requires a company to consolidate entities determined to be variable interest entities (VIEs), for which the Company is deemed to be the VIE’s primary beneficiary. The Company has determined that M&W Fiberglass, LLC (M&W) and Fiberglass Piping & Fitting Company (FPF) are VIEs and that AFT is the primary beneficiary of such VIEs, as defined by FIN 46R. M&W owns the manufacturing facility which is leased to the Company and FPF is a wholesale distributor of fiberglass pipe fittings to the Company and other third-party companies.  The sole stockholder of AFT is the 100% owner of these companies which results in AFT holding a significant influence over their continuing operations. Although AFT holds no legal ownership in the VIEs, as a result of AFT guaranteeing the debt of M&W and FPF, this would suggest the VIEs cannot support and finance their operations on their own, and AFT would likely absorb any expected future losses.  As such, the Company has concluded that AFT is required to consolidate the VIEs. As of December 31, 2007, AFT has funded no losses of the VIEs.

As of and for the years ended December 31, 2007 and 2006, the financial statements and footnotes of AFT have been presented on a consolidated basis to include its variable interests in M&W and FPF.  All significant intercompany accounts and transactions have been eliminated in consolidation.

The effect of the VIEs’ consolidation on the Company's consolidated balance sheet at December 31, 2007, was an increase in the Company's assets and liabilities of $3,680,009 and $3,535,294, respectively. At December 31, 2006, as a result of consolidating the VIEs, the Company's assets and liabilities increased by $416,370 and $299,521, respectively. The liabilities of the VIEs consolidated by the Company do not represent additional claims on the Company's general assets; rather they represent claims against the specific assets of the VIEs. As stated above though, the Company has guaranteed certain debts of the VIEs.  Likewise, the assets of the VIEs consolidated by the Company do not represent additional assets available to satisfy claims against the Company's general assets. For the year ended December 31, 2007, the revenue of the VIEs represented $168,836 or 2.6% of the consolidated revenue of the Company. For the year ended December 31, 2006, the revenue of the VIEs represented only $12,798 of the consolidated revenue of the Company. Through consolidation, the Company recognizes all net losses of the VIEs in excess of the equity in those VIEs which currently is none. The Company recognizes net earnings of the VIEs only to the extent it is recovering losses previously recognized with respect to the VIEs. Earnings of the VIEs in excess of the Company's previously recognized losses with respect to that VIE are eliminated from the Company's earnings and are attributed to the respective equity owner of the VIEs by recording such earnings as non-controlling interest in variable interest entities on the Company's consolidated financial statements. During the year ended December 31, 2007 and 2006, the VIEs experienced net income of $168,195 and $9,288, respectively, which accordingly, resulted in a non-controlling interest expense.

ADVANCED FIBERGLASS TECHNOLOGIES, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
For the Years Ended December 31, 2007 and 2006

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the consolidated financial statements.  Estimates also effect the reported amounts of revenues and expenses during the reporting period.  Accordingly, actual results could differ from those estimates.

Concentrations of Risk

Cash Deposits

The Company maintains it cash in high-quality financial institutions.  The balances, at times, may exceed the $100,000 federally insured limits.

Credit Risk and Major Customers

Financial instruments that may subject the Company to significant concentrations of credit risk consist primarily of trade receivables.  The Company grants credit to its customers throughout the United States in the normal course of business.  Customer creditworthiness is routinely monitored and collateral is not required.  The following is a schedule of significant sales to customers for the years ended December 31, 2007 and 2006 and significant customer accounts receivable balances at December 31, 2007 and 2006:

	Percentage of Total Sales		Percentage of Trade Accounts Receivable
Customer	2007	2006	2007	2006

1	47.30%	32.30%	46.60%	34.40%
2	12.2	13.8	4.1	4.1
3	11.6	13.7	2.9	11.7
	71.10%	59.80%	53.60%	50.20%

Labor Force

A significant part of the company’s production labor force is covered by two collective bargaining agreements which expire in May 2009.

Cash and Cash Equivalents

For purposes of balance sheet presentation, the Company considers all unrestricted demand deposits, money market funds, savings funds and investments purchased with an original maturity of three months or less to be cash and cash equivalents.

ADVANCED FIBERGLASS TECHNOLOGIES, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
For the Years Ended December 31, 2007 and 2006

Trade Accounts Receivable

Trade accounts receivable are recorded at the invoiced amount.  The allowance for doubtful accounts is the Company’s best estimate of the amount of probable credit losses in the Company’s existing accounts receivable.  The Company determines the allowance based on historical write-off experience by the Company.  The Company reviews its allowance for doubtful accounts monthly. Individual accounts with past due balances over 90 days are specifically reviewed for collectibility.  All other balances are reviewed on a pooled basis.  Account balances are charged off against accounts receivable, as bad debt, after all means of collection have been exhausted and the potential for recovery is considered remote.  Finance charges are accrued monthly, but not recognized on past due trade receivables until management determines that such charges will be collected.

Inventories

Inventories are stated at the lower of cost or market, with cost determined on the first-in, first-out (FIFO) basis.  Allowances are recorded for estimated excess and obsolete inventories based primarily on forecasts of product demand and estimated production requirements.

Property and Equipment

Property and equipment are stated at cost.  Depreciation is provided on the straight-line method over the estimated useful lives of the respective assets.  Maintenance and repairs are charged to expense as incurred; major renewals and betterments are capitalized.  As items are sold or retired, the related cost and accumulated depreciation are removed from the accounts and any gain or loss is included in operating income.

The estimated useful lives for computing depreciation are as follows:

Years
Building	40
Building and land improvements	15
Computer equipment	3 to 5
Manufacturing equipment	5 to 10
Furniture and office equipment	5 to 10
Vehicles and trailers	5

Intangible Assets

Intangible assets are stated at cost.  They comprise a non-compete agreement and customer list acquired through an asset purchase acquisition in 2005. Also, included is deferred financing costs incurred with the bond financing for the construction of the new M&W manufacturing facility in 2007.  The non-compete agreement is being amortized on the straight-line method over its 3-year life.  The customer list is being amortized 33% per year based on a discounted cash flow analysis.  The financing costs are being amortized over the life of the related bonds ranging from 7 to 20 years, and is being charged to interest expense.

ADVANCED FIBERGLASS TECHNOLOGIES, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
For the Years Ended December 31, 2007 and 2006

Impairment of Long-Lived Assets

The recoverability of intangible assets and other long-lived assets is assessed periodically or whenever adverse events or changes in circumstances or business climate indicate that the expected cash flows previously anticipated warrant a reassessment.  When such reassessments indicate the potential of impairment, all business factors are considered and, if the carrying value of such intangible assets and other long-lived assets are not likely to be recovered from future undiscounted operating cash flows, they will be written down for financial reporting purposes to their fair values.  There were no impairment charges for the years ended December 31, 2007 and 2006.

Revenue Recognition

The Company derives revenue primarily from the sale of the Company’s manufactured products (tanks, piping, & ductwork), installation of those tanks on occasion and service/repair.  In accordance with SEC Staff Accounting Bulletin No. 104, “Revenue Recognition” (“SAB 104”), revenue is recognized when persuasive evidence of an arrangement exists, the price is fixed and determinable, transfer of title has occurred, services have been rendered or delivery has occurred per contract terms and collection of the related receivable is reasonably assured. At times, customer deposits and other receipts are received and are deferred and recognized when earned.  Shipping and handling costs are classified as a cost of goods sold component.

Most of the Company’s products are sold without installation services included.  Revenue for product only sales is generally recognized at the time of shipment and if all other contractual obligations have been satisfied.  When the Company provides a combination of products and installation services, the arrangement is evaluated under Emerging Issues Task Force Issue (“EITF”) No. 00-21 “Revenue Arrangements with Multiple Deliverables.”  Most installation work is generally done in a short period of time (less than 30 days) and the corresponding revenue is recorded upon the completion of the installation and all contractual obligations have been met.

For any service/repair, most work is performed on a time and material basis and revenue is recognized upon performance.

AFT generally provides a standard one year warranty for product and service sales. Accruals necessary for product warranties are estimated based upon historical warranty costs which in the past have been immaterial to the financial statements as a whole. As of March 31, 2008 no accrual for warranty expense has been recorded due to immateriality.

Income Taxes

The Company, with the consent of its stockholder, has elected under the Internal Revenue Code to be an S-Corporation.  In lieu of corporation income taxes, the stockholders of an S-Corporation are taxed on their proportionate share of the Company’s taxable income.  Therefore, no provision or liability for federal or state income taxes is provided in these financial statements.

Effective January 1, 2008, the Company terminated its S-Corporation election.  The Company will be operating as a C-Corporation in 2008 and will be subject to income and deferred taxes on future taxable income or losses.

As previously noted, the Company consolidates its financial results under the provisions of FIN 46R.  For income tax purposes, however, the Company is not considered a consolidated entity.  As a result, income generated by M&W and FPF, as well as any losses recognized, are excluded from AFT’s net income which is ultimately passed through to the Company’s stockholder.

Advertising Expense

The Company expenses advertising costs as incurred.  Advertising expense amounted to $41,548 and $12,426 for the years ended December 31, 2007 and 2006, respectively.

ADVANCED FIBERGLASS TECHNOLOGIES, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
For the Years Ended December 31, 2007 and 2006

Fair Value of Financial Instruments

The respective carrying value of certain on-balance sheet financial instruments approximates their fair values.  These financial instruments include cash, accounts receivable, accounts payable, accrued liabilities and debt.  Fair values were assumed to approximate cost or carrying values as most of the debt was incurred recently and the assets were acquired within one year.

Comprehensive Income (Loss)

Comprehensive income (loss) includes net income (loss) and items defined as other comprehensive income (loss).  Items defined as other comprehensive income (loss) include items such as foreign currency translation adjustments and unrealized gains and losses on certain marketable securities.  For the year ended December 31, 2007 and 2006, there were no adjustments to net income to arrive at comprehensive income.

Earnings Per Share

Basic earnings per share is computed by dividing net income applicable to common shareholders by the weighted average number of common shares outstanding during the periods presented.  Diluted earnings per share is determined using the weighted average number of common shares outstanding during the periods presented, adjusted for the dilutive effect of common stock equivalents, consisting of shares that might be issued upon exercise of options, warrants, and conversion of convertible debt.  In periods where losses are reported, the weighted average number of common shares outstanding excludes common stock equivalents, because their inclusion would be anti-dilutive.

As of December 31, 2007 and 2006, there were no common stock equivalents.

3.           INVENTORY, NET

Inventories consist of the following at December 31, 2007 and 2006:

	2007	2006

Raw materials	$326,839	$145,295
Work in progress	248,527	109,797
Finished goods	289,332	85,259
Total	$864,698	$340,351

ADVANCED FIBERGLASS TECHNOLOGIES, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
For the Years Ended December 31, 2007 and 2006

4.           PROPERTY AND EQUIPMENT, NET

Property and equipment are as follows at December 31, 2007 and 2006:

	2007	2006

Land	$41,265	$41,960
Buildings and improvements	3,523,265	314,176
Machinery and equipment	1,256,202	393,323
Vehicles and trailers	229,995	140,364
Computer equipment	127,727	98,950
Furniture and office equipment	89,896	20,732
	5,268,350	1,009,505
Less accumulated depreciation	(450,494)	(412,997)
Net property and equipment	$4,817,856	$596,508

Depreciation expense was $134,244 and $76,897 for the years ended December 31, 2007 and 2006, respectively.

The cost and accumulated amortization of equipment under capital lease as of December 31, 2007 is $21,075 and $351, respectively.

5.           INTANGIBLE ASSETS

Intangible assets are as follows at December 31, 2007 and 2006:

	2007	2006

Non-compete agreement	$5,000	$5,000
Customer list	74,434	74,434
Deferred financing costs	55,397	-
	134,831	79,434
Less accumulated amortization	(57,434)	(41,613)
Net intangible assets	$77,397	$37,821

Amortization expense was $15,821 and $19,405 for the years ended December 31, 2007 and 2006, respectively.  Amortization expense for the next five years is as follows:

2008	$11,926
2009	9,158
2010	7,398
2011	6,218
2012	5,429

ADVANCED FIBERGLASS TECHNOLOGIES, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
For the Years Ended December 31, 2007 and 2006

6.           FINANCING ARRANGEMENTS

Lines of Credit - Bank

The Company utilizes lines of credit to fund current operations.  The lines typically extend one year and are automatically renewed on an annual basis.  Lines of credit outstanding as of December 31, 2007 and 2006 are as follows:

	2007	2006

AFT has a revolving line of credit with Nekoosa Port Edwards State Bank (NPESB) that provides for maximum borrowings of $250,000, bears interest at a fixed rate of 7.75% at December 31, 2007 and matures in May 2008. The line is secured by all business assets of AFT, an assignment of life insurance on the officer/stockholder, a mortgage on property owned by M&W, and an unlimited guaranty by FPF	$105,000	$138,017

AFT has a revolving line of credit with the same bank noted above that provides for maximum borrowings of $430,000, bears interest at a fixed rate of 8.25% at December 31, 2007 and is due on demand. The line is secured by all business assets of AFT, an assignment of life insurance on the officer/stockholder, a mortgage on M&W, and an unlimited guaranty by FPF and its stockholder	70,500	-

FPF has a revolving line of credit with the same bank noted above that provides for maximum borrowings of $125,000, bears interest at a fixed rate of 8.25% at December 31, 2007 and is due on demand. The line is secured by all business assets of AFT, an assignment of life insurance on the officer/stockholder, a mortgage on property owned by M&W, and an unlimited guaranty by FPF and its stockholder	48,878	21,445

Total lines of credit – bank	$224,378	$159,462

Short-Term Notes Payable

AFT and FPF use short-term notes payable from NPESB to fund bulk purchases of inventory and large jobs in addition to utilizing their lines of credit.  The underlying inventory and customer purchase orders serve as specific collateral for these notes.  In addition, the short-term notes are also typically secured by all business assets of each respective company.  For the FPF short-term note, AFT guarantees the note as well.  The notes bear interest at fixed rates.  The notes are typically twelve months or less.  Short-term notes payable are as follows as of December 31:

	2007	2006
AFT	$120,000	$73,000
FPF	380,000	80,000
Total	$500,000	$153,000

Weighted average interest rate	8.25%	8.01%

ADVANCED FIBERGLASS TECHNOLOGIES, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
For the Years Ended December 31, 2007 and 2006

Long-Term Debt Obligations

Long-term debt obligations as of December 31, 2007 and 2006 are as follows:

AFT debt	2007	2006

US Bank - a term loan secured by a vehicle, interest rate of 6.59%, due August 2009, monthly payments of $406	$4,652	$11,533

NPESB - a term loan secured by 15 ton deck crane, interest rate of 7.25%, due October 2010, monthly payments of $948	27,429	37,886

NPESB - a term loan secured by all general business assets of the Company and a stockholder guarantee; interest rate of 6.75%, due February 2008, monthly payments of $898	58,516	67,669

Former stockholder – a $126,000 term loan, secured by assets of the Company and a stockholder guarantee; imputed interest rate of 7.0% resulting in a discount of $10,110 at December 31, 2006; due February 2011, with monthly payments of $1,500	-	64,890

NPESB - an industrial revenue bond term loan, secured by equipment, and a stockholder guarantee; contains restrictive financial covenants of which the Company is not in compliance with at December 31, 2007, interest rate of 5.75%, due July 2014, monthly payments of $7,266	473,515	-

NPESB - an industrial revenue bond term loan, secured by equipment, and a stockholder guarantee; contains restrictive financial covenants of which the Company is not in compliance with at December 31, 2007, interest rate of 5.75%, due July 2014, monthly payment of 7,266	401,203	-

City of Wisconsin Rapids, a term loan, secured by all assets and a stockholder guarantee; contains various operating covenants of which the Company is in compliance, interest rate 2%, due April 2012, monthly payments of $4,499	484,221	-

Yale Financial Services, a capital lease term loan, secured by two Yale forklifts, interest rate 7.7%, due October 2010, monthly payments of $657	20,027	-

ADVANCED FIBERGLASS TECHNOLOGIES, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
For the Years Ended December 31, 2007 and 2006

M&W debt	2007	2006

City of Wisconsin Rapids, a $75,000 term loan, secured by owner guarantees; imputed interest at 8% resulting in a discount of $30,900 at December 31, 2007, balloons in August 2014	44,100	-

NPESB – an industrial revenue bond term loan, secured by real estate, stockholder and AFT guarantees; contains restrictive financial covenants of which the Company is not in compliance at December 31, 2007, interest rate of 5.75%, due July 2027, monthly payment of $20,766	2,965,343	-

NPESB – a term loan secured by real estate, interest rate of 6.5%, due February 2007, monthly payment of $1,868	-	188,688

	4,479,006	370,666
Less current portion of long-term obligations	(337,533)	(218,939)

Total long-term debt obligations, net of current portion	$4,141,473	$151,727

Maturities of long-term debt obligations are as follows:

2008	$337,533
2009	299,992
2010	299,186
2011	300,420
2012	567,636
Thereafter	2,674,239
$4,479,006

At December 31, 2007, the Company was not in compliance with various restrictive financial covenants contained in the industrial revenue bonds.  The tangible net worth covenant requires the Company to maintain at least $600,000 in net worth.  The debt service coverage ratio covenant requires the Company to maintain at least 1.25 coverage.  The indebtedness to tangible net worth ratio requires the Company to maintain a ratio of less than 3.5 to 1.0.  The Company, subsequent to December 31, 2007, has received waiver letters on these covenant defaults from the lenders, and these violated covenants will not be remeasured again until December 31, 2009.

7.           EMPLOYEE PROFIT SHARING BONUS PLAN

The Company provides a discretionary profit-sharing bonus plan for their employees, whereby the Company may contribute a designated percent, annually, out of earnings and profits.  Profit sharing plan expense was $9,136 and $30,468 for the years ended December 31, 2007 and 2006, respectively.

ADVANCED FIBERGLASS TECHNOLOGIES, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
For the Years Ended December 31, 2007 and 2006

8.           COMMITMENTS AND RELATED PARTY TRANSACTIONS

Manufacturing and Office Facility Lease

The Company leases its manufacturing facility at Commerce Drive, Wisconsin Rapids, WI with M&W who is considered a variable interest entity of the Company. This lease was established on August 1, 2007 for a 20 year term.  From August 1, 2007 to December 31, 2007, the Company paid $30,000 per month.  Starting on January 1, 2008, the lease calls for monthly payments of $35,000 with an annual adjustment for a cost of living increase.

Total lease payments to M&W for the years ended December 31, 2007 and 2006 were $178,000 and $48,000, respectively.

Future minimum operating lease payments for the years ending December 31 are as follows:

2008	$420,000
2009	420,000
2010	420,000
2011	420,000
2012	420,000
Thereafter	6,125,000
$8,225,000

Other Related Party Transactions

AFT purchased fiberglass pipe fittings from FPF totaling $143,448 and $3,836 for the years ended December 31, 2007 and 2006, respectively.

9.           SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

	December 31,
	2007	2006

Supplemental disclosure of cash flow information:
Cash paid for interest	$118,510	$46,303
Building construction period interest capitalized	$59,377	$-

Non-cash investing and financing activities:
Purchase of property and equipment with
long-term debt	$4,449,268	$-
Deferred financing costs incurred with
long-term debt	$45,387	$-

APPENDIX C
AFT’s Unaudited Quarterly Financial Statements and Footnotes for the six months ended June 30, 2008 and 2007

ADVANCED FIBERGLASS TECHNOLOGIES, INC.

UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
For the Six Months Ended June 30, 2008 and 2007

PAGE

Unaudited Consolidated Financial Statements:

Consolidated Balance Sheets	87

Consolidated Statements of Operations	88

Consolidated Statements of Cash Flows	89

Notes to Consolidated Financial Statements	90

ADVANCED FIBERGLASS TECHNOLOGIES, INC.
CONSOLIDATED BALANCE SHEETS

	(Unaudited)	(Audited)
	June 30,	December 31,
	2008	2007
ASSETS
Current assets:
Cash	$34,540	$30,739
Accounts receivable, net of allowance for doubtful
accounts of $60,000 in 2008 and $26,000 in 2007	1,086,286	1,152,089
Inventories	1,047,835	864,698
Deferred income taxes	31,000	-
Prepaid acquisition costs	420,000	-
Other current assets	52,268	25,772
Total current assets	2,671,929	2,073,298

Property and equipment, net	5,153,954	4,817,856

Other assets:
Deferred income taxes	154,000	-
Non-compete agreement, net	-	139
Customer list, net	20,150	24,130
Deferred financing costs, net	51,217	53,128
Total other assets, net	225,367	77,397

Total assets	$8,051,250	$6,968,551

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Current portion of long-term debt obligations	$331,421	$337,533
Lines of credit - bank	579,008	224,378
Short-term notes payable	1,412,446	500,000
Book overdraft payable	31,832	168,087
Accounts payable	744,919	662,409
Accrued expenses	63,541	17,298
Accrued payroll and payroll taxes	189,319	166,145
Due to officer/stockholder	22,851	22,851
Customer deposits	109,938	150,000
Total current liabilities	3,485,275	2,248,701

Long-term debt obligations, net of current portion	4,074,569	4,141,473

Non-controlling interest in variable interest entities	159,673	100,367

Stockholders’ equity:
Common stock - $.01 par value; 9,000 shares authorized,
119.79 and 100 shares issued and outstanding, respectively	1	1
Additional paid-in capital	635,269	215,269
Retained earnings (deficit)	(303,537)	262,740
Total stockholders’ equity	331,733	478,010

Total liabilities and stockholders’ equity	$8,051,250	$6,968,551

The accompanying notes are an integral part of these consolidated financial statements.

ADVANCED FIBERGLASS TECHNOLOGIES, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
For the Three and Six Months Ended June 30, 2008 and 2007

	(Unaudited)		(Unaudited)
	Three Months Ended June 30,		Six Months Ended June 30,
	2008	2007	2008	2007

Revenue	$1,760,208	$1,204,270	$3,569,325	$2,204,168

Cost of goods sold	1,589,307	1,012,782	3,029,524	1,963,204

Gross profit	170,901	191,488	539,801	240,964

Selling, general and administrative expenses	572,377	271,845	1,024,966	491,660
Gain on sale of land and building - variable interest entity	-	-	-	(100,220)

Loss from operations	(401,476)	(80,357)	(485,165)	(150,476)

Other income (expense):
Interest expense	(89,968)	(17,116)	(171,806)	(33,687)
Interest income	-	2,780	-	2,780

Total other income (expense)	(89,968)	(14,336)	(171,806)	(30,907)

Loss before non-controlling interest in variable interest entities	(491,444)	(94,693)	(656,971)	(181,383)

Non-controlling interest in variable interest entities	(41,351)	(4,652)	(94,306)	(84,456)

Loss before provision for income taxes	(532,795)	(99,345)	(751,277)	(265,839)

Income tax expense/(benefit)	(213,000)	-	(185,000)	-

Net loss	$(319,795)	$(99,345)	$(566,277)	$(265,839)

Net loss per common share - basic and diluted	$(3,166)	$(993)	$(5,607)	$(2,658)

Weighted average shares outstanding:
Basic and diluted	101	100	101	100

The accompanying notes are an integral part of these consolidated financial statements.

ADVANCED FIBERGLASS TECHNOLOGIES, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
For the Six Months Ended June 30, 2008 and 2007
	(Unaudited)
	Six Months Ended June 30,
	2008	2007
Cash flows from operating activities:
Net loss	$(566,277)	$(265,839)
Adjustments to reconcile net loss to net cash provided by
(used in) operating activities:
Non-controlling interest in variable interest entities	94,306	84,456
Depreciation and amortization	167,687	48,660
Gain on sale of land and building - variable interest entity	-	(100,220)
Loss on sale of equipment	3,785	-
Amortization of debt discount for imputed interest	1,830	11,530
Deferred income taxes	(185,000)	-
Changes in operating assets and liabilities:
Accounts receivable, net	65,803	120,692
Inventories	(183,137)	(340,421)
Other current assets	(26,496)	(20,873)
Accounts payable	82,510	338,529
Accrued expenses	46,243	(6,359)
Accrued payroll and payroll taxes	23,174	45,040
Customer deposits	(40,062)	(2,328)

Net cash provided by (used in) operating activities	(515,634)	(87,133)

Cash flows from investing activities:
Purchase of property and equipment	(449,868)	(56,833)
Proceeds from sale of property and equipment	16,000	372,670

Net cash provided by (used in) investing activities	(433,868)	315,837

Cash flows from financing activities:
Increase (decrease) in bank overdraft payable	(136,255)	22,314
Net borrowings from lines of credit -bank	354,630	94,944
Financing costs for long-term debt	-	(10,010)
Distributions to stockholder - AFT	-	(113,282)
Borrowings from officer/stockholder	-	22,851
Net borrowings from short-term notes payable	912,446	117,000
Payments on long-term debt	(142,518)	(238,952)
Capital distributions by variable interest entities	(35,000)	(128,500)

Net cash provided by (used in) financing activities	953,303	(233,635)

Net increase (decrease) in cash and cash equivalents	3,801	(4,931)

Cash and cash equivalents:
Beginning of period	30,739	14,199

End of period	$34,540	$9,268

The accompanying notes are an integral part of these consolidated financial statements.

Advanced Fiberglass Technologies, Inc.
Notes to Financial Statements (Unaudited)
Three and Six Months Ended June 30, 2008 and 2007

1.           BASIS OF PRESENTATION

The accompanying unaudited consolidated financial information has been prepared by Advanced Fiberglass Technologies, Inc. (the “Company”) in accordance with accounting principles generally accepted in the United States of America for interim financial information and the instructions to Form 10-Q and Article 10 of Regulation S-X of the Securities and Exchange Commission (SEC). Accordingly, it does not include all of the information and notes required by accounting principles generally accepted in the United States of America for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring adjustments) considered necessary for a fair statement of this financial information have been included. Financial results for the interim periods presented are not necessarily indicative of the results that may be expected for the fiscal year as a whole or any other interim period. This financial information should be read in conjunction with the audited consolidated financial statements and notes included in Appendix B elsewhere in this filing for the years ended December 31, 2007 and 2006.

2.           BUSINESS OVERVIEW

Nature of Business

Advanced Fiberglass Technologies, Inc., (AFT, the Company) based in Wisconsin Rapids, Wisconsin, is a manufacturer, installer and marketer of fiberglass products which are sold throughout the United States, but primarily in the Midwest.  The Company also has a service division that provides installation and repair of various piping projects primarily in Wisconsin.  The Company serves the paper, oil, agricultural, ethanol and power industries.

The Company commenced operations in 1995 as M&W Fiberglass, LLC.  Effective January 1, 2005, all operating assets and liabilities were transferred into a newly created S-Corporation known as Advanced Fiberglass Technologies, Inc. which continues to be the corporate structure under which the Company operates today.  M&W Fiberglass, LLC retained ownership of the manufacturing facility and land which is leased to Advanced Fiberglass Technologies, Inc.  Additionally, the Company terminated its S-Corporation election effective January 1, 2008.

In June 2008, the Company entered into an agreement with Las Palmas Mobile Estates (LPME), a “public shell” corporation, which would effect a reverse acquisition of AFT through a Share Exchange Agreement.  Under the terms and conditions specified, AFT would become the subsidiary of LPME, and the AFT shareholders would control approximately 72% of the outstanding shares of the parent entity.  As of August 29, 2008, the closing of this transaction has not yet occurred.

Variable Interest Entities

The Company is considered the primary beneficiary in the following entities:

M&W Fiberglass, LLC (M&W) is a lessor of real estate to AFT and is wholly owned by the stockholder of AFT.  M&W had leased real estate at 16th Street South, Wisconsin Rapids, Wisconsin to the Company, prior to February, 2007, at $48,000 annually (22,420 square foot manufacturing facility and office space).  This property was sold in February 2007 by M&W to the City of Wisconsin Rapids for a sales price of $372,670 with a resulting gain of $100,220.  As of August 2007, M&W began leasing a newly constructed manufacturing and office facility (70,300 square feet) at Commerce Drive, Wisconsin Rapids, Wisconsin to the Company at $30,000 per month from August 1, 2007 to December 31, 2007 and $35,000 per month starting January 1, 2008 plus an annual adjustment for the cost of living increase thereafter.  M&W obtained industrial revenue bond and note financing for the new facility through a co-borrower arrangement with AFT.  Under the terms of the lease, the Company is responsible for paying all property taxes, repairs and insurance.

Advanced Fiberglass Technologies, Inc.
Notes to Financial Statements (Unaudited)
Three and Six Months Ended June 30, 2008 and 2007

Fiberglass Piping & Fitting Company (FPF) is a wholesale distributor of fiberglass piping and is wholly owned by the stockholder of AFT.  FPF started operations as a newly formed LLC on September 16, 2006 and had limited operations during 2006 and 2007.  All FPF financing is secured by the unlimited guarantee of the Company.

3.           SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Principles of Consolidation and Basis of Presentation

The Company consolidates its financial results in accordance with Financial Accounting Standards Board, or FASB, Interpretation No. 46R, Consolidation of Variable Interest Entities, or FIN 46R, which requires a company to consolidate entities determined to be variable interest entities (VIEs), for which the Company is deemed to be the VIE’s primary beneficiary. The Company has determined that M&W Fiberglass, LLC (M&W) and Fiberglass Piping & Fitting Company (FPF) are VIEs and that AFT is the primary beneficiary of such VIEs, as defined by FIN 46R. M&W owns the manufacturing facility which is leased to the Company and FPF is a wholesale distributor of fiberglass pipe fittings to the Company and other third-party companies.  The sole stockholder of AFT is the 100% owner of these companies which results in AFT holding a significant influence over their continuing operations. Although AFT holds no legal ownership in the VIEs, as a result of AFT guaranteeing the debt of M&W and FPF, this would suggest the VIEs cannot support and finance their operations on their own, and AFT would likely absorb any expected future losses.  As such, the Company has concluded that AFT is required to consolidate the VIEs. As of June 30, 2008, AFT has funded no losses of the VIEs.

As of and for the six months ended June 30, 2008 and 2007, the financial statements and footnotes of AFT have been presented on a consolidated basis to include its variable interests in M&W and FPF.  All significant intercompany accounts and transactions have been eliminated in consolidation.

The effect of the VIEs’ consolidation on the Company’s consolidated balance sheet at June 30, 2008, was an increase in the Company’s assets and liabilities of $3,694,654 and $3,514,262, respectively. The liabilities of the VIEs consolidated by the Company do not represent additional claims on the Company’s general assets; rather they represent claims against the specific assets of the VIEs. As stated above though, the Company has guaranteed certain debts of the VIEs.  Likewise, the assets of the VIEs consolidated by the Company do not represent additional assets available to satisfy claims against the Company’s general assets. For the six months ended June 30, 2008, the revenue of the VIEs represented $306,976 or 8.6% of the consolidated revenue of the Company. For the six months ended June 30, 2007, the revenue of the VIEs represented $56,329 or 2.6% of the consolidated revenue of the Company. Through consolidation, the Company recognizes all net losses of the VIEs in excess of the equity in those VIEs which currently is none. The Company recognizes net earnings of the VIEs only to the extent it is recovering losses previously recognized with respect to the VIEs. Earnings of the VIEs in excess of the Company’s previously recognized losses with respect to that VIE are eliminated from the Company’s earnings and are attributed to the respective equity owner of the VIEs by recording such earnings as non-controlling interest in variable interest entities on the Company’s consolidated financial statements. During the six months ended June 30, 2008 and 2007, the VIEs experienced a combined net income of $94,306 and $84,456, respectively, which accordingly, resulted in a non-controlling interest expense.

Revenue Recognition

The Company derives revenue primarily from the sale of the Company’s manufactured products (tanks, piping, & ductwork), installation of those tanks on occasion and service/repair.  In accordance with SEC Staff Accounting Bulletin No. 104, “Revenue Recognition” (“SAB 104”), revenue is recognized when persuasive evidence of an arrangement exists, the price is fixed and determinable, and transfer of title has occurred, services have been rendered or delivery has occurred per contract terms and collection of the

Advanced Fiberglass Technologies, Inc.
Notes to Financial Statements (Unaudited)
Three and Six Months Ended June 30, 2008 and 2007

related receivable is reasonably assured. At times, customer deposits and other receipts are received and are deferred and recognized when earned.  Shipping and handling costs are classified as a cost of goods sold component.

Most of the Company’s products are sold without installation services included.  These product only sales are generally recognized into revenue at the time of shipment and if all other contractual obligations have been satisfied.  When the Company provides a combination of products and installation services, the arrangement is evaluated under Emerging Issues Task Force Issue (“EITF”) No. 00-21 “Revenue Arrangements with Multiple Deliverables”.  Most installation work is generally done in a short period of time (less than 30 days) and the corresponding revenue is recorded upon the completion of the installation and all contractual obligations have been met.

For any service/repair, most work is performed on a time and material basis and revenue is recognized upon performance.

AFT provides a standard one year warranty for product and service sales. Accruals necessary for product warranties are estimated based upon historical warranty costs which in the past have been immaterial to the financial statements as a whole.  As of June 30, 2008, no accrual for warranty expense has been recorded due to immateriality.

Income Taxes

The Company, with the consent of its stockholder, had elected under the Internal Revenue Code to be an S-Corporation.  In lieu of corporate income taxes, the stockholders of an S-Corporation are taxed on their proportionate share of the Company’s taxable income.  Therefore, no provision or liability for federal or state income taxes has been recorded prior to January 1, 2008.

Effective January 1, 2008, the Company terminated its S-Corporation election.  The Company is operating as a C-Corporation in 2008 and will be subject to income and deferred taxes on future taxable income or losses.

As previously noted, the Company consolidates its financial results under the provisions of FIN 46R.  For income tax purposes, however, the Company is not considered a consolidated entity.  As a result, income generated by M&W and FPF, as well as any losses recognized, are excluded from AFT’s net income (loss) which is ultimately reported in the Company’s corporate tax returns.

Earnings (Loss) Per Share

Basic earnings (loss) per share is computed by dividing net income (loss) applicable to common shareholders by the weighted average number of common shares outstanding during the periods presented.  Diluted earnings (loss) per share is determined using the weighted average number of common shares outstanding during the periods presented, adjusted for the dilutive effect of common stock equivalents, consisting of shares that might be issued upon exercise of options, warrants, and conversion of convertible debt.  In periods where losses are reported, the weighted average number of common shares outstanding excludes common stock equivalents, because their inclusion would be anti-dilutive.

As of June 30, 2008 and 2007, there were no common stock equivalents.

Effect of Recently Issued Accounting Standards

In February 2007, the FASB issued Statement of Financial Accounting Standards Statement No. 159, The Fair Value Option for Financial Assets and Financial Liabilities—Including an Amendment of FASB

Advanced Fiberglass Technologies, Inc.
Notes to Financial Statements (Unaudited)
Three and Six Months Ended June 30, 2008 and 2007

Statement No. 115 (“SFAS 159”). This standard permits an entity to choose to measure many financial instruments and certain other items at fair value. This standard is effective for financial statements issued for fiscal years beginning after November 15, 2007. We adopted the provisions of SFAS 159 on January 1, 2008. The Company did not elect to measure any of our financial assets or liabilities using the fair value option of SFAS 159. The Company will assess at each measurement date whether to use the fair value option on any future financial assets or liabilities as permitted pursuant to the provisions of SFAS 159.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). This standard clarifies the principle that fair value should be based on the assumptions that market participants would use when pricing an asset or liability. Additionally, it establishes a fair value hierarchy that prioritizes the information used to develop those assumptions. In February 2008, the FASB issued FASB Staff Position No. 157-2 (“FSP 157-2”), which delayed the effective date by which companies must adopt the provisions of SFAS 157. FSP 157-2 defers the effective date of SFAS 157 to fiscal years beginning after November 15, 2008, and interim periods within those fiscal years. The adoption of this standard is not anticipated to have a material impact on our financial position, results of operations, or cash flows.

In December 2007, the FASB issued Statement of Financial Accounting Standards No. 141R, Business Combinations (“SFAS 141R”), which establishes principles and requirements for how the acquirer of a business recognizes and measures in its financial statements the identifiable assets acquired, the liabilities assumed, and any noncontrolling interest in the acquiree. SFAS 141R also provides guidance for recognizing and measuring the goodwill acquired in the business combination and determines what information to disclose to enable users of the financial statements to evaluate the nature and financial effects of the business combination. SFAS 141R is effective for fiscal years beginning after December 15, 2008. Early adoption is not permitted. The Company is currently evaluating the effect of the adoption of SFAS 141R, but does not presently anticipate it will have a material impact on its consolidated financial position or results of operations.

In December 2007, the FASB issued Statement of Financial Accounting Standards No. 160, Noncontrolling Interests in Consolidated Financial Statements—an amendment of ARB No. 51 (“SFAS 160”), which establishes accounting and reporting standards for the noncontrolling interest in a subsidiary and for the deconsolidation of a subsidiary. It clarifies that a noncontrolling interest in a subsidiary is an ownership interest in the consolidated entity that should be reported as equity in the consolidated financial statements. SFAS 160 is effective for fiscal years beginning after December 15, 2008. The Company has evaluated the effect of the adoption of SFAS 160, but does not presently anticipate it will have a material effect on its consolidated financial position or results of operations.

4.           INVENTORY

Inventories consist of the following:

	June 30,	December 31,
	2008	2007

Raw materials	$291,960	$326,839
Work in progress	387,859	248,527
Finished goods	334,253	289,332
Inventory deposits	33,763	-
Total	$1,047,835	$864,698

Advanced Fiberglass Technologies, Inc.
Notes to Financial Statements (Unaudited)
Three and Six Months Ended June 30, 2008 and 2007

5.           PROPERTY AND EQUIPMENT, NET

Property and equipment are as follows:

	June 30,	December 31,
	2008	2007

Land	$41,265	$41,265
Buildings and improvements	3,531,010	3,523,265
Machinery and equipment	1,541,659	1,256,202
Vehicles and trailers	372,734	229,995
Computer equipment	164,698	127,727
Furniture and office equipment	98,443	89,896
	5,749,809	5,268,350
Less accumulated depreciation	(595,855)	(450,494)
Net property and equipment	$5,153,954	$4,817,856

Depreciation expense was $161,657 and $41,344 for the six months ended June 30, 2008 and 2007, respectively.

The cost and accumulated amortization of equipment under capital lease as of June 30, 2008 was $21,075 and $1,405, respectively. The cost and accumulated amortization of equipment under capital lease as of December 31, 2007 was $21,075 and $351, respectively.

6.           INTANGIBLE ASSETS

Intangible assets are as follows:

	June 30,	December 31,
	2008	2007

Non-compete agreement	$5,000	$5,000
Customer list	74,434	74,434
Deferred financing costs	55,397	55,397
	134,831	134,831
Less accumulated amortization	(63,464)	(57,434)
Net intangible assets	$71,367	$77,397

Amortization expense was $6,030 and $7,316 for the six months ended June 30, 2008 and 2007, respectively.  Amortization expense for the next five years is as follows:

2008 - remaining	$5,896
2009	9,158
2010	7,398
2011	6,218
2012	5,429

Advanced Fiberglass Technologies, Inc.
Notes to Financial Statements (Unaudited)
Three and Six Months Ended June 30, 2008 and 2007

7.           FINANCING ARRANGEMENTS

Lines of Credit - Bank

The Company utilizes lines of credit to fund current operations.  The lines typically extend one year and are automatically renewed on an annual basis.  Lines of credit outstanding are as follows:

	June 30,	December 31,
	2008	2007

AFT has a revolving line of credit with Nekoosa Port Edwards State Bank (NPESB) that provides for maximum borrowings of $250,000, bears interest at a fixed rate of 6.75% at June 30, 2008 and matures in May 2009. The line is secured by all business assets of AFT, an assignment of life insurance on the officer/stockholder, a mortgage on property owned by M&W, and an unlimited guaranty by FPF	$149,008	$105,000

AFT has a revolving line of credit with the same bank noted above that provides for maximum borrowings of $430,000, bears interest at a fixed rate of 6.75% at June 30, 2008 and is due on demand. The line is secured by all business assets of AFT, an assignment of life insurance on the officer/stockholder, a mortgage on M&W, and an unlimited guaranty by FPF and its stockholder	430,000	70,500

FPF had a revolving line of credit with the same bank noted above that provides for maximum borrowings of $125,000, bears interest at a fixed rate of 8.25% at December 31, 2007 and was paid off March 28, 2008. The line was secured by all business assets of AFT, an assignment of life insurance on the officer/stockholder, a mortgage on property owned by M&W, and an unlimited guaranty by FPF and its stockholder	-	48,878

Total lines of credit – bank	$579,008	$224,378

Short-Term Notes Payable

AFT and FPF use short-term notes payable from NPESB to fund bulk purchases of inventory and large jobs in addition to utilizing their lines of credit.  The underlying inventory and customer purchase orders serve as specific collateral for these notes.  In addition, the short-term notes are also typically secured by all business assets of each respective company.  Short-term notes payable includes a $300,000 unsecured note that was issued to a stockholder and is due upon demand.  For the FPF short-term notes, AFT guarantees the notes as well.  The notes bear interest at fixed rates.  The notes are typically twelve months or less.  Short-term notes payable are as follows:

Advanced Fiberglass Technologies, Inc.
Notes to Financial Statements (Unaudited)
Three and Six Months Ended June 30, 2008 and 2007

	March 31, 2008	December 31, 2007
AFT	$900,000	$120,000
FPF	512,466	380,000
Total	$1,412,466	$500,000

Weighted average interest rate	7.54%	8.25%

Long-Term Debt Obligations

Long-term debt obligations are as follows:
	June 30,	December 31,
AFT debt	2008	2007

US Bank - a term loan secured by a vehicle, interest rate of 6.59%, due August 2009, monthly payments of $406 and was paid off June 4, 2008	$-	$4,652

NPESB - a term loan secured by 15 ton deck crane, interest rate of 7.25%, due October 2010, monthly payments of $948	22,357	27,429

NPESB - a term loan secured by all general business assets of the Company and a stockholder guarantee; interest rate of 6.75%, due on demand, monthly payments of $898	54,466	58,516

NPESB - an industrial revenue bond term loan, secured by equipment, and a stockholder guarantee; contains restrictive financial covenants, interest rate of 5.75%, due July 2014, monthly payments of $7,266	443,400	473,515

NPESB - an industrial revenue bond term loan, secured by equipment, and a stockholder guarantee; contains restrictive financial covenants, interest rate of 5.75%, due July 2014, monthly payment of $7,266	437,933	401,203

City of Wisconsin Rapids, a term loan, secured by all assets and a stockholder guarantee; contains various operating covenants of which the Company is in compliance, interest rate 2%, due April 2012, monthly payments of $4,499	461,997	484,221

Yale Financial Services, a capital lease term loan, secured by two Yale forklifts, interest rate 7.7%, due October 2010, monthly payments of $657	16,802	20,027

Advanced Fiberglass Technologies, Inc.
Notes to Financial Statements (Unaudited)
Three and Six Months Ended June 30, 2008 and 2007

M&W debt

City of Wisconsin Rapids, a $75,000 term loan, secured by owner guarantees; imputed interest at 8% resulting in an original issue discount with an unamortized balance of $29,070 at June 30, 2008, balloons in August 2014	45,930	44,100

NPESB – an industrial revenue bond term loan, secured by real estate, stockholder and AFT guarantees; contains restrictive financial covenants, interest rate of 5.50%, due July 2027, monthly payment of $20,766	2,923,105	2,965,343

	4,405,990	4,479,006
Less current portion of long-term obligations	(331,421)	(337,533)

Total long-term debt obligations, net of current portion	$4,074,569	$4,141,473

Advanced Fiberglass Technologies, Inc.
Notes to Financial Statements (Unaudited)
Three and Six Months Ended June 30, 2008 and 2007

Maturities of long-term debt obligations are as follows:

2008 - remaining	$190,904
2009	284,273
2010	293,874
2011	295,340
2012	561,904
Thereafter	2,779,695
$4,405,990

At December 31, 2007, the Company was not in compliance with various restrictive financial covenants contained in the industrial revenue bonds.  The tangible net worth covenant requires the Company to maintain at least $600,000 in net worth.  The debt service coverage ratio covenant requires the Company to maintain at least 1.25 coverage.  The indebtedness to tangible net worth ratio requires the Company to maintain a ratio of less than 3.5 to 1.0.  The Company, subsequent to December 31, 2007, has received waiver letters on these covenant defaults from the lenders and these violated covenants are waived through September 30, 2009 and will not be remeasured again until December 31, 2009.

8.           SHAREHOLDERS’ EQUITY

On June 26, 2008, the Company issued 19.79 shares of common stock to an unrelated party in exchange for consulting services related to the potential reverse acquisition of AFT by LPME.  The stock was valued at $420,000, which was the estimated fair market value of the Company’s common stock, and was recorded as Prepaid Acquisition Costs on the June 30, 2008 balance sheet since the transaction has not yet been consummated.  If the reverse acquisition is not completed, these shares will be transferred back to the Company and cancelled.

9.           INCOME TAXES

Effective January 1, 2008, the Company terminated its S-Corporation election and is now operating as a C-Corporation which is subject to income and deferred taxes on taxable income and losses. As a result of the tax status conversion, an initial $110,000 of net deferred tax liabilities were recorded as income tax expense during the six months ended June 30, 2008. Additionally, the Company recorded a tax benefit relating to the loss incurred for the six months ended June 30, 2008.

The income tax provision consisted of the following for the six months ended June 30, 2008:

2008
Currently payable (refundable)	$-
Deferred tax expense	(295,000)
(295,000)

Establishment of the net deferred tax liabilities as of January 1, 2008 due to change in tax status	110,000
Total income tax provision	$(185,000)

Advanced Fiberglass Technologies, Inc.
Notes to Financial Statements (Unaudited)
Three and Six Months Ended June 30, 2008 and 2007

Significant components of the Company’s estimated deferred tax assets and liabilities at June 30, 2008 are as follows:

2008
Deferred tax assets:
Accounts receivable allowance	$24,000
Accrued liabilities	7,000
Net operating loss carry forwards	272,000
Total deferred tax assets	303,000

Deferred tax liabilities:
Accumulated depreciation	(118,000)
Net deferred tax asset	$185,000

Deferred tax components included in the Company’s balance sheet at June 30, 2008 are as follows:

2008
Current deferred tax asset	$31,000
Long-term deferred tax asset	154,000
Net deferred tax liability	$185,000

10.           COMMITMENTS AND RELATED PARTY TRANSACTIONS

Manufacturing and Office Facility Lease

The Company leases its manufacturing facility at Commerce Drive, Wisconsin Rapids, WI with M&W who is considered a variable interest entity of the Company. This lease was established on August 1, 2007 for a 20 year term.  From August 1, 2007 to December 31, 2007, the Company paid $30,000 per month.  Starting on January 1, 2008, the lease calls for monthly payments of $35,000 with an annual adjustment for a cost of living increase.

Total lease payments to M&W for the six months ended June 30, 2008 and 2007 were $210,000 and $24,000, respectively.

The Company also leases office space in Hastings, MI for its Field Services Division. This lease was established on March 1, 2008 for a one year term. Monthly lease payments are $925.

Various other operating leases expiring through March 2013 were entered into for equipment and vehicles during the six months ended June 30, 2008. The monthly payment for all operating leases totals $2,401.

Future minimum operating lease payments for all leases for the years ending December 31 are as follows:

2008 - remaining	$229,958
2009	450,667
2010	448,817
2011	434,302
2012	430,825
Thereafter	6,126,804
$8,121,373

Advanced Fiberglass Technologies, Inc.
Notes to Financial Statements (Unaudited)
Three and Six Months Ended June 30, 2008 and 2007

Other Related Party Transactions

AFT purchased fiberglass pipe fittings from FPF totaling $61,232 and $63,484 for the six months ended June 30, 2008 and 2007, respectively. FPF purchased various manufacturing services from AFT totaling $8,643 and $486 for the six months ended June 30, 2008 and 2007, respectively.

11.           SUBSEQUENT EVENT

In August 2008, the Company received loan proceeds of $1,214,838 from LPME in anticipation of the acquisition of AFT being consummated. This loan will fund AFT’s field service operations start-up costs and down payments required on purchases of field winding equipment.

12.           SALES AND COST OF SALES

The table below is a summary of operations for Products and Components and Service and Installation activities for the three and six months ended June 30, 2008.

	Three Months Ended June 30, 2008
	Products & Components	Service & Installation	Total
Net sales	$1,164,720	$595,488	$1,760,208
Cost of sales	1,150,640	438,667	1,589,307

Gross Profit	$14,080	$156,821	$170,901

	Six Months Ended June 30, 2008
	Products & Components	Service & Installation	Total
Net sales	$2,715,507	$853,818	$3,569,325
Cost of sales	2,348,901	680,623	3,029,524

Gross Profit	$366,606	$173,195	$539,801

APPENDIX D
Pro-forma Consolidated Financial Statements and Footnotes

LAS PALMAS MOBILE ESTATES
PRO FORMA COMBINED FINANCIAL INFORMATION

The accompanying pro forma combined financial statements present the historical financial information of Las Palmas Mobile Estates (LPME), as adjusted for the planned acquisition of Advanced Fiberglass Technologies, Inc. (AFT).  For financial reporting purposes, the business consolidation is to be accounted for as an additional capitalization of AFT with AFT as the acquirer (reverse acquisition).  The operations of AFT will be the continuing operations of LPME.

The accompanying pro forma combined balance sheet presents the historical financial information of LPME as of June 30, 2008, as adjusted for the acquisition of AFT, accounted for as a reverse acquisition.

The accompanying pro forma combined statements of operations for the six months ended June 30, 2008 and the year ended December 31, 2007, combines the historical financial information of AFT for the six months ended June 30, 2008, and the year ended December 31, 2007 with the historical information of LPME for the six months ended June 30, 2008, and the year ended December 31, 2007, respectively, as if the acquisition had occurred on January 1, 2007.

The pro forma combined financial statements have been prepared by management, based on the historical financial statements of LPME and AFT.  These pro forma combined financial statements may not be indicative of the results that actually would have occurred if the combination had been in effect on the dates indicated or which may be obtained in the future.  The pro forma combined financial statements should be read in conjunction with the historical financial statements of LPME for the six months ended June 30, 2008 and the year ended December 31, 2007, and with the historical statements of AFT for the six months ended June 30, 2008 and the year ended December 31, 2007.

LAS PALMAS MOBILE ESTATES
(A DEVELOPMENT STAGE COMPANY)
PRO FORMA COMBINED BALANCE SHEETS
JUNE 30, 2008

	Las Palmas Mobile Estates	Advanced Fiberglass	Pro Forma Adjustments	Notes	Pro Forma Combined
	(unaudited)	(unaudited)	(unaudited)		(unaudited)
ASSETS
Current Assets:
Cash	$-	$34,540	$-		$34,540
Accounts receivable	-	1,086,286	-		1,086,286
Inventories	-	1,047,835	-		1,047,835
Prepaid acquisition costs		420,000	(420,000)	(4)	-
Deferred income taxes	-	31,000	-		31,000
Other current assets	-	52,268	-		52,268
Total current assets	-	2,671,929	(420,000)		2,251,929

Property and equipment, net	-	5,153,954	-		5,153,954

Other assets:
Deferred income taxes	-	154,000	-		154,000
Customer list, net		20,150			20,150
Deferred financing costs, net	-	51,217	-		51,217
Total other assets	-	225,367	-		225,367
Total assets	$-	$8,051,250	$(420,000)		$7,631,250

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities:
Current portion of long-term debt obligations	$-	$331,421	$-		$331,421
Lines of credit – bank	-	579,008	-		579,008
Short-term notes payable	-	1,412,446	-		1,412,446
Book overdraft payable	-	31,832	-		31,832
Accounts payable	490	744,919	(490)	(3)	744,919
Accrued expenses	-	63,541	-		63,541
Accrued payroll and payroll taxes	-	189,319	-		189,319
Customer deposits	-	109,938	-		109,938
Due to officer/stockholder	13,383	22,851	(13,383)	(3)	22,851
Total current liabilities	13,873	3,485,275	(13,873)		3,485,275

Long-term debt less current maturities	-	4,074,569	-		4,074,569
Total liabilities	13,873	7,559,844	(13,873)		7,559,844

Non-controlling interest in variable interest entities	-	159,673	-		159,673

STOCKHOLDERS’ EQUITY:
Common stock	33,000	1	28,750	(1)
			(21,751)	(1)	40,000
Additional paid-in capital	-	635,269	(6,999)	(1)
			(46,873)	(2)
			13,873	(3)	595,270
Retained earnings (accumulated deficit)	(46,873)	(303,537)	46,873	(2)
			(420,000)	(4)	(723,537)
Total stockholders’ equity	(13,873)	331,733	(406,127)		(88,267)
Total liabilities and stockholders’ equity	$-	$8,051,251	$(420,000)		$7,631,250

See notes to the pro forma combined financial statements.

LAS PALMAS MOBILE ESTATES, INC.
(A DEVELOPMENT STAGE COMPANY)
PRO FORMA COMBINED STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2008

	Las Palmas Mobile Estates	Advanced Fiberglass	Pro Forma Adjustments	Notes	Pro Forma Combined
	(unaudited)	(unaudited)	(unaudited)		(unaudited)

Revenues	$-	$3,569,325	$-		$3,569,325

Cost of goods sold	-	3,029,524	-		3,029,524

Gross profit	-	539,801	-		539,801

Selling, general and administrative expenses	2,590	1,024,966	-		1,027,556

Loss from operations	(2,590)	(485,165)	-		(487,755)

Other income (expense):
Interest expense	-	(171,806)	-		(171,806)

Loss before non-controlling interest in variable interest entities	(2,590)	(656,971)	-		(659,561)

Non-controlling interest in variable interest entities	-	(94,306)	-		(94,306)

Loss before provision for income taxes	(2,590)	(751,277)	-		(753,867)

Income tax expense (benefit)	-	(185,000)	-		(185,000)
Net loss	$(2,590)	$(566,277)	$-		$(568,867)

Loss per common share – basic and diluted					$(0.01)

Weighted average shares outstanding:
Basic and diluted					40,000,000

See notes to the pro forma combined financial statements.

LAS PALMAS MOBILE ESTATES
(A DEVELOPMENT STAGE COMPANY)
PRO FORMA COMBINED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2007

	Las Palmas Mobile Estates	Advanced Fiberglass	Pro Forma Adjustments	Notes	Pro Forma Combined
	(unaudited)	(unaudited)	(unaudited)		(unaudited)

Revenues	$-	$6,541,256	$-		$6,541,256

Cost of goods sold	-	5,215,245	-		5,215,245

Gross profit	-	1,326,011	-		1,326,011

Selling, general and administrative expenses	4,973	1,085,521	-		1,090,494
Gain on sale of land and building - Variable interest entity	-	(100,220)	-		(100,220)

Income/(loss) from operations	(4,973)	340,710	-		(335,737)

Other income (expense):
Interest expense	-	(132,274)	-		(132,274)
Interest income	-	2,783	-		2,783

Other expense, net	-	(129,491)	-		(129,491)

Income (loss) before non-controlling interest in variable interest entities	(4,973)	211,219	-		206,246

Non-controlling interest in variable interest entities	-	(168,195)	-		(168,195)

Net income/(loss) before provision for income taxes	(4,973)	43,024	-		38,051

Income tax expense	-	-	(15,000)	(5)	(15,000)

Net income/(loss)	$(4,973)	$43,024	$(15,000)		$23,051

Earnings per common share – basic and diluted					$0.00

Weighted average shares outstanding:
Basic and diluted					40,000,000

See notes to the pro forma combined financial statements.

LAS PALMAS MOBILE ESTATES
NOTES TO THE PRO FORMA COMBINED FINANCIAL STATEMENTS.
(UNAUDITED)

Note 1 - Basis of Presentation

The accompanying pro forma combined financial statements are presented to reflect the acquisition of AFT by LPME, with the operations of AFT being the continuing operations of the combined entities.  For accounting purposes the acquisition has been treated as a recapitalization of AFT with AFT as the acquirer (reverse acquisition).

The accompanying pro forma combined balance sheet as of June 30, 2008 has been prepared to give effect to the reverse acquisition of AFT by LPME as if the acquisition occurred on June 30, 2008.  The historical financial statements prior to June 30, 2008, are those of AFT.  The accompanying pro forma combined statement of operations combines the historical operations of AFT for the six months ended June 30, 2008, and the year ended December 31, 2007, as if the acquisition had occurred on January 1, 2007.

Note 2 - Pro forma adjustments

The unaudited pro forma combined financial statements reflect the following pro forma adjustments:

(1)           As a part of the reverse acquisition, AFT shareholders will receive 28,750,000 shares of LPME and the majority shareholder of LPME will retire 21,750,000 shares of LPME so that 40,000,000 shares ($.001 par value) will be outstanding post acquisition.  All of the common shares ($0.01 par value) of AFT will simultaneously be retired.

(2)           As a result of the reverse acquisition, LPME’s deficit accumulated in the development stage will be eliminated and be offset against additional paid in capital.

(3)           Integritas, Inc. received 19.79 shares (pre-acquisition) of AFT in return for its continuing consulting services provided in the AFT/LPME reverse acquisition transaction.  Part of these services includes paying off the advances made by LPME’s officers.

(4)           Because this transaction is considered a reverse acquisition and LPME has no cash on the date of the acquisition, prepaid acquisition costs are expensed as part of the acquisition transaction.  Since acquisition costs are not a recurring operating expense, they are not reflected in the pro forma combined statement of operations and are shown as an offset to retained earnings.

(5)           AFT operated as an S-corporation in 2007.  For the year ended December 31, 2007 pro-forma financial statements, assuming a 40% income tax rate on combined LPME and AFT operations, a tax provision of $15,000 has been recorded.

APPENDIX E
Form of Certificate of Amendment
with the Amended and Restated Articles of Incorporation

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Certificate to Accompany Restated Articles

(PURSUANT TO NRS)

USE BLACK INK ONLY - DO NOT HIGHLIGHT **ABOVE SPACE IS FOR OFFICE USE ONLY**

<u>This Form is to Accompany Restated Articles of Incorporation</u>
(Pursuant to NRS 78.403, 82.371, 86.221, 87A, 88.355 or 88A.250)
(This form is also to be used to accompany Restated Articles for Limited-Liability Companies, Certificates of Limited Partnership, Limited-Liability Limited Partnerships and Business Trusts)

1. Name of Nevada entity as last recorded in this office:

Las Palmas Mobile Estates

2. The articles are being ☐ **Restated** or ☒ **Amended and Restated** (check only one). Please entitle your attached articles **"Restated" or "Amended and Restated,"** accordingly.

3. Indicate what changes have been made by checking the appropriate box.*

☐ No amendments; articles are restated only and are signed by an officer of the corporation who has been authorized to execute the certificate by resolution of the board of directors adopted on ______ The certificate correctly sets forth the text of the articles or certificate as amended to the date of the certificate.

☒ The entity name has been amended.

☒ The resident agent has been changed. (attach Certificate of Acceptance from new resident agent)

☒ The purpose of the entity has been amended.

☒ The authorized shares have been amended.

☒ The directors, managers or general partners have been amended.

☐ IRS tax language has been added.

☒ Articles have been added.

☒ Articles have been deleted.

☐ Other. The articles or certificate have been amended as follows (provide article numbers, if available):

* This form is to accompany Restated Articles which contain newly altered or amended articles. The Restated Articles must contain all of the requirements as set forth in the statutes for amending or altering the articles or certificates

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees

Nevada Secretary of State AM Restated 2007
Revised on: 10/12/07

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Las Palmas Mobile Estates

2. The articles have been amended as follows (provide article numbers, if available):

The undersigned, being the President of Las Palmas Mobile Estates, a Nevada corporation (hereinafter referred to as the "Corporation"), having been authorized to execute these Amended and Restated Articles of Incorporation, hereby certify to the Secretary of State of the State of Nevada that:

FIRST: The Corporation desires to amend and restate its Articles of Incorporation as currently in effect as hereinafter provided.

SECOND: The provisions set forth in these Amended and Restated Articles of Incorporation supersede the original Articles of Incorporation and all amendments thereto. These Amended and Restated Articles of Incorporation correctly set forth the provisions of the Articles of Incorporation, as amended to the date hereof.

(See attachment for remainder of Amended and Restated Articles of Incorporation)

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the* articles of incorporation have voted in favor of the amendment is: 70% in favor

4. Effective date of filing (optional):

(must not be later than 90 days after the certificate is filed)

5. Officer Signature **(Required)**: X ______________________

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

Nevada Secretary of State AM 78.385 Amend 2007
Revised on: 01/01/07

Attachment to Certificate of Amendment
To Articles of Incorporation of
Las Palmas Mobile Estates - Page 1 of 3

THIRD: The Board of Directors duly adopted and declared the advisability of the Amended and Restated Articles of Incorporation.

FOURTH: The Articles of Incorporation of the Corporation, as amended and restated, are set forth below:

ARTICLE I
NAME

The name of the Corporation is Energy Composites Corporation.

ARTICLE II
OFFICES

Offices for the transaction of any business of the Corporation, and where meetings of the board of directors and of the shareholders may be held, may be established and maintained in any part of the State of Nevada, or in any other state, territory, or possession of the United States of America, or in any foreign country.

ARTICLE III
PURPOSES AND POWERS

The Corporation is organized to engage in any and all lawful acts and/or activities for which corporations may be organized under the laws of the State of Nevada. In furtherance of the foregoing purposes, the Corporation shall have and may exercise all of the rights, powers and privileges granted by the General Corporation Law of Nevada. In addition, the Corporation may do everything necessary, suitable and proper for the accomplishment of any of its corporate purposes.

ARTICLE IV
AUTHORIZED CAPITAL STOCK

The total authorized capital stock of the Corporation is 100,000,000 shares of common stock, with a par value of $0.001 par value per share, and 10,000,000 shares of preferred stock, with a par value of $0.001 per share. To the fullest extent permitted by the laws of the State of Nevada (currently set forth in NRS 78.195), as the same now exists or may hereafter be amended or supplemented, the Board of Directors may fix and determine the designations, rights, preferences or other variations of each class or series within each class of capital stock of the Corporation.

No cumulative voting, on any matter to which shareholders shall be entitled to vote, shall be allowed for any purpose.

The authorized stock of this Corporation may be issued at such time, upon such terms and conditions and for such consideration as the Board of Directors shall, from time to time, determine.

Attachment to Certificate of Amendment
To Articles of Incorporation of
Las Palmas Mobile Estates - Page 2 of 3

Shareholders shall not have pre-emptive rights to acquire unissued shares of the stock of this Corporation.

ARTICLE V
DIRECTORS

The governing board of this Corporation shall be known as directors, and the number of directors may from time to time be increased or decreased in such manner as shall be provided by the By-Laws of this Corporation, providing that the number of directors shall not be reduced to fewer than one (1). The directors are hereby granted the authority to do any act on behalf of the Corporation as may be allowed by law. Any action taken in good faith shall be deemed appropriate and in each instance where the General Corporation Law of Nevada provides that the directors may act in certain instances where the Articles of Incorporation so authorize, such action by the directors shall be deemed to exist in these Articles and the authority granted by said Act shall be imputed hereto without the same specifically having been enumerated herein.

ARTICLE VI
STOCK NOT SUBJECT TO ASSESSMENT

The capital stock, after the amount of the subscription price, or par value, has been paid in, shall not be subject to assessment to pay the debts of the Corporation.

ARTICLE VII
EXISTENCE

The Corporation is to have perpetual existence.

ARTICLE VIII
LIMITATION OF LIABILITY

No director or officer of the Corporation shall be personally liable to the Corporation or any of its stockholders for damages for breach of fiduciary duty as a director or officer involving any act or omission of any such director or officer; provided, however, that the foregoing provision shall not eliminate or limit the liability of a director or officer (i) for acts or omissions which involve intentional misconduct, fraud or a knowing violation of law, or (ii) the payment of dividends in violation of Section 78.300 of the Nevada Revised Statutes. Any repeal or modification of this Article by the stockholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director or officer of the Corporation for acts or omissions prior to such repeal or modification.

Attachment to Certificate of Amendment
To Articles of Incorporation of
Las Palmas Mobile Estates - Page 3 of 3

ARTICLE IX
RESERVATION OF RIGHTS

This Corporation reserves the right to amend, alter, change or repeal any provision contained in the Articles of Incorporation, in the manner now or hereafter prescribed by statute, or by the Articles of Incorporation, and all rights conferred upon stockholders herein are granted subject to this reservation.

ARTICLE X
INDEMNIFICATION

The Corporation shall indemnify, to the fullest extent permitted by applicable law in effect from time to time, any person against all liability and expense (including attorneys' fees) incurred by reason of the fact that he is or was a director or officer of the Corporation, he is or was serving at the request of the Corporation as a director, officer, employee, or agent of, or in any similar managerial or fiduciary position of, another corporation, partnership, joint venture, trust or other enterprise. The Corporation shall also indemnify any person who is serving or has served the Corporation as a director, officer, employee, or agent of the Corporation to the extent and in the manner provided in any bylaw, resolution of the shareholders or directors, contract, or otherwise, so long as such provision is legally permissible.

ARTICLE XI
ELECTION REGARDING NRS 78.378-78.3793 AND 78.411-78.444

This Corporation shall NOT be governed by nor shall the provisions of NRS 78.378 through and including 78.3793 and NRS 78.411 through and including 78.444 in any way whatsoever affect the management, operation or be applied in this Corporation.

APPENDIX F
2008 Stock Incentive Plan

1.           Establishment, Purpose, and Types of Awards

Energy Composites Corporation (the “Company”) hereby establishes this equity-based incentive compensation plan to be known as the “2008 Stock Incentive Plan” (hereinafter referred to as the “Plan”), in order to provide incentives and awards to select employees, directors, consultants, and advisors of the Company and its Affiliates.

The Plan permits the granting of the following types of awards (“Awards”), according to the Sections of the Plan listed here:
Section 6	Options
Section 7	Share Appreciation Rights
Section 8	Restricted Shares, Restricted Share Units, and Unrestricted Shares
Section 9	Deferred Share Units
Section 10	Performance Awards

The Plan is not intended to affect and shall not affect any stock options, equity-based compensation, or other benefits that the Company or its Affiliates may have provided, or may separately provide in the future pursuant to any agreement, plan, or program, that is independent of this Plan.

2.           Defined Terms

Terms in the Plan that begin with an initial capital letter have the defined meaning set forth herein unless defined elsewhere in this Plan or the context of their use clearly indicates a different meaning.

“Affiliate” means, with respect to any Person (as defined below), any other Person that directly or indirectly controls or is controlled by or under common control with such Person.  For the purposes of this definition, “control,” when used with respect to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person or the power to elect directors, whether through the ownership of voting securities, by contract or otherwise; and the terms “affiliated,” “controlling” and “controlled” have meanings correlative to the foregoing.

“Applicable Law” means the legal requirements relating to the administration of options and share-based plans under applicable U.S. federal and state laws, the Code, any applicable stock exchange or automated quotation system rules or regulations, and the applicable laws of any other country or jurisdiction where Awards are granted, as such laws, rules, regulations and requirements shall be in place from time to time.

“Award” means any award made pursuant to the Plan, including awards made in the form of an Option, an SAR, a Restricted Share, a Restricted Share Unit, an Unrestricted Share, a Deferred Share Unit, and a Performance Award, or any combination thereof, whether alternative or cumulative, authorized by and granted under this Plan.

“Award Agreement” means any written document setting forth the terms of an Award that has been authorized by the Committee.  The Committee shall determine the form or forms of documents to be used, and may change them from time to time for any reason.

“Board” means the Board of Directors of the Company.

“Cause” for termination of a Participant’s Continuous Service will exist if the Participant is terminated from employment or other service with the Company or an Affiliate for any of the following reasons: (i) the Participant’s willful failure to substantially perform his or her duties and responsibilities to the Company or deliberate violation of a material Company policy; (ii) the Participant’s commission of any material act or acts of fraud, embezzlement, dishonesty, or other willful misconduct; (iii) the Participant’s material unauthorized use or disclosure of any proprietary information or trade secrets of the Company or any other party to whom the Participant owes an obligation of nondisclosure as a result of his or her relationship with the Company; or (iv) Participant’s willful and material breach of any of his or her obligations under any written agreement or covenant with the Company.

The Committee shall in its discretion determine whether or not a Participant is being terminated for Cause.  The Committee’s determination shall, unless arbitrary and capricious, be final and binding on the Participant, the Company, and all other affected persons.  The foregoing definition does not in any way limit the Company’s ability to terminate a Participant’s employment or consulting relationship at any time, and the term “Company” will be interpreted herein to include any Affiliate or successor thereto, if appropriate.

“Change in Control” means any of the following:

(i)           Acquisition of Controlling Interest.  Any Person becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities.  In applying the preceding sentence, (i) securities acquired directly from the Company or its Affiliates by or for the Person shall not be taken into account, and (ii) an agreement to vote securities shall be disregarded unless its ultimate purpose is to cause what would otherwise be a Change in Control, as reasonably determined by the Board.

(ii)           Change in Board Control.  During a consecutive 2-year period commencing after the date of adoption of this Plan, individuals who constituted the Board at the beginning of the period (or their approved replacements, as defined in the next sentence) cease for any reason to constitute a majority of the Board.  A new Director shall be considered an “approved replacement” Director if his or her election (or nomination for election) was approved by a vote of at least a majority of the Directors then still in office who either were Directors at the beginning of the period or were themselves approved replacement Directors, but in either case excluding any Director whose initial assumption of office occurred as a result of an actual or threatened solicitation of proxies or consents by or on behalf of any Person other than the Board.

(iii)           Merger.  The Company consummates a merger, or consolidation of the Company with any other corporation unless: (a) the voting securities of the Company outstanding immediately before the merger or consolidation would continue to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; and (b) no Person becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities.

(iv)           Sale of Assets.  The stockholders of the Company approve an agreement for the sale or disposition by the Company of all, or substantially all, of the Company’s assets.

(v)           Liquidation or Dissolution.  The stockholders of the Company approve a plan or proposal for liquidation or dissolution of the Company.

Notwithstanding the foregoing, a “Change in Control” shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the common stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.

“Code” means the U.S. Internal Revenue Code of 1986, as amended.

“Committee” means one or more committees or subcommittees of the Board appointed by the Board to administer the Plan in accordance with Section 4 above.  With respect to any decision involving an Award intended to satisfy the requirements of Section 162(m) of the Code, the Committee shall consist of two or more Directors of the Company who are “outside directors” within the meaning of Section 162(m) of the Code.  With respect to any decision relating to a Reporting Person, the Committee shall consist of two or more Directors who are disinterested within the meaning of Rule 16b-3.

“Company” means Energy Composites Corp., a Nevada corporation; provided, however, that in the event the Company reincorporates to another jurisdiction, all references to the term “Company” shall refer to the Company in such new jurisdiction.

“Consultant” means any person, including an advisor, who is engaged by the Company or any Affiliate to render services and is compensated for such services.

“Continuous Service” means the absence of any interruption or termination of service as an Employee, Director, or Consultant.  Continuous Service shall not be considered interrupted in the case of: (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Committee, provided that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; (iv) changes in status from Director to advisory director or emeritus status; or (v) in the case of transfers between locations of the Company or between the Company, its Affiliates or their respective successors.  Changes in status between service as an Employee, Director, and a Consultant will not constitute an interruption of Continuous Service.

“Deferred Share Units” mean Awards pursuant to Section 9 of the Plan.

“Director” means a member of the Board, or a member of the board of directors of an Affiliate.

“Disabled” means a condition under which a Participant is —

(i)  unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or

(ii)  by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, received income replacement benefits for a period of not less than 3 months under an accident or health plan covering employees of the Company.

“Eligible Person” means any Consultant, Director or Employee and includes non-Employees to whom an offer of employment has been extended.

“Employee” means any person whom the Company or any Affiliate classifies as an employee (including an officer) for employment tax purposes, whether or not that classification is correct.  The payment by the Company of a director’s fee to a Director shall not be sufficient to constitute “employment” of such Director by the Company.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” means, as of any date (the “Determination Date”) means: (i) the closing price of a Share on the New York Stock Exchange or the American Stock Exchange (collectively, the “Exchange”), on the Determination Date, or, if shares were not traded on the Determination Date, then on the nearest preceding trading day during which a sale occurred; or (ii) if such stock is not traded on the Exchange but is quoted on NASDAQ or a successor quotation system, (A) the last sales price (if the stock is then listed as a National Market Issue under The Nasdaq National Market System) or (B) the mean between the closing representative bid and asked prices (in all other cases) for the stock on the Determination Date as reported by NASDAQ or such successor quotation system; or (iii) if such stock is not traded on the Exchange or quoted on NASDAQ but is otherwise traded in the over-the-counter, the mean between the representative bid and asked prices on the Determination Date; or (iv) if subsections (i)-(iii) do not apply, the fair market value established in good faith by the Board.

“Grant Date” has the meaning set forth in Section 14 of the Plan.

“Incentive Share Option or ISO” hereinafter means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code, as designated in the applicable Award Agreement.

“Involuntary Termination” means termination of a Participant’s Continuous Service under the following circumstances occurring on or after a Change in Control: (i) termination without Cause by the Company or an Affiliate or successor thereto, as appropriate; or (ii) voluntary termination by the Participant within 60 days following (A) a material reduction in the Participant’s job responsibilities, provided that neither a mere change in title alone nor reassignment to a substantially similar position shall constitute a material reduction in job responsibilities; (B) an involuntary relocation of the Participant’s work site to a facility or location more than 50 miles from the Participant’s principal work site at the time of the Change in Control; or (C) a material reduction in Participant’s total compensation other than as part of an reduction by the same percentage amount in the compensation of all other similarly-situated Employees, Directors or Consultants.

“Non-ISO” means an Option not intended to qualify as an ISO, as designated in the applicable Award Agreement.

“Option” means any stock option granted pursuant to Section 6 of the Plan.

“Participant” means any holder of one or more Awards, or the Shares issuable or issued upon exercise of such Awards, under the Plan.

“Performance Awards” mean Performance Units and Performance Compensation Awards granted pursuant to Section 10.

“Performance Compensation Awards” mean Awards granted pursuant to Section 10(b) of the Plan.

“Performance Unit” means Awards granted pursuant to Section 10(a) of the Plan which may be paid in cash, in Shares, or such combination of cash and Shares as the Committee in its sole discretion shall determine.

“Person” means any natural person, association, trust, business trust, cooperative, corporation, general partnership, joint venture, joint-stock company, limited partnership, limited liability company, real estate investment trust, regulatory body, governmental agency or instrumentality, unincorporated organization or organizational entity.

“Plan” means this Energy Composites Corp. 2008 Stock Incentive Plan.

“Reporting Person” means an officer, Director, or greater than ten percent shareholder of the Company within the meaning of Rule 16a-2 under the Exchange Act, who is required to file reports pursuant to Rule 16a-3 under the Exchange Act.

“Restricted Shares” mean Shares subject to restrictions imposed pursuant to Section 8 of the Plan.

“Restricted Share Units” mean Awards pursuant to Section 8 of the Plan.

“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act, as amended from time to time, or any successor provision.

“SAR” or “Share Appreciation Right” means Awards granted pursuant to Section 7 of the Plan.

“Share” means a share of common stock of the Company, par value $0.001, as adjusted in accordance with Section 13 of the Plan.

“Ten Percent Holder” means a person who owns stock representing more than ten percent (10%) of the combined voting power of all classes of stock of the Company or any Affiliate.

“Unrestricted Shares” mean Shares awarded pursuant to Section 8 of the Plan.

3.           Shares Subject to the Plan

Subject to the provisions of Section 13 of the Plan, the maximum number of Shares that the Company may issue for all Awards is equal to 10% of the issued and outstanding common stock of the Company, outstanding as of the end of the Company’s most recently completed fiscal year.  For all Awards, the Shares issued pursuant to the Plan may be authorized but unissued Shares, or Shares that the Company has reacquired or otherwise holds in treasury.

Shares that are subject to an Award that for any reason expires, is forfeited, is cancelled, or becomes unexercisable, and Shares that are for any other reason not paid or delivered under the Plan shall again, except to the extent prohibited by Applicable Law, be available for subsequent Awards under the Plan.  In addition, the Committee may make future Awards with respect to Shares that the Company retains from otherwise delivering pursuant to an Award either (i) as payment of the exercise price of an Award, or (ii) in order to satisfy the withholding or employment taxes due upon the grant, exercise, vesting or distribution of an Award.  Notwithstanding the foregoing, but subject to adjustments pursuant to Section 13 below, the number of Shares that are available for ISO Awards shall be determined, to the extent required under applicable tax laws, by reducing the number of Shares designated in the preceding paragraph by the number of Shares granted pursuant to Awards (whether or not Shares are issued pursuant to such Awards), provided that any Shares that are either issued or purchased under the Plan and forfeited back to the Plan, or surrendered in payment of the Exercise Price for an Award shall be available for issuance pursuant to future ISO Awards.

4.           Administration

(a)           General.  The Committee shall administer the Plan in accordance with its terms, provided that the Board may act in lieu of the Committee on any matter.  The Committee shall hold meetings at such times and places as it may determine and shall make such rules and regulations for the conduct of its business as it deems advisable.  In the absence of a duly appointed Committee or if the Board otherwise chooses to act in lieu of the Committee, the Board shall function as the Committee for all purposes of the Plan.

(b)           Committee Composition.  The Board shall appoint the members of the Committee.  If and to the extent permitted by Applicable Law, the Committee may authorize one or more Reporting Persons (or other officers) to make Awards to Eligible Persons who are not Reporting Persons (or other officers whom the Committee has specifically authorized to make Awards).  The Board may at any time appoint additional members to the Committee, remove and replace members of the Committee with or without Cause, and fill vacancies on the Committee however caused.

(c)           Powers of the Committee.  Subject to the provisions of the Plan, the Committee shall have the authority, in its sole discretion:

(i)  to determine Eligible Persons to whom Awards shall be granted from time to time and the number of Shares, units, or SARs to be covered by each Award;

(ii)  to determine, from time to time, the Fair Market Value of Shares;

(iii)  to determine, and to set forth in Award Agreements, the terms and conditions of all Awards, including any applicable exercise or purchase price, the installments and conditions under which an Award shall become vested (which may be based on performance), terminated, expired, cancelled, or replaced, and the circumstances for vesting acceleration or waiver of forfeiture restrictions, and other restrictions and limitations;

(iv)  to approve the forms of Award Agreements and all other documents, notices and certificates in connection therewith which need not be identical either as to type of Award or among Participants;

(v)  to construe and interpret the terms of the Plan and any Award Agreement, to determine the meaning of their terms, and to prescribe, amend, and rescind rules and procedures relating to the Plan and its administration;

(vi)  in order to fulfill the purposes of the Plan and without amending the Plan, modify, cancel, or waive the Company’s rights with respect to any Awards, to adjust or to modify Award Agreements for changes in Applicable Law, and to recognize differences in foreign law, tax policies, or customs; and

(vii)  to make all other interpretations and to take all other actions that the Committee may consider necessary or advisable to administer the Plan or to effectuate its purposes.

Subject to Applicable Law and the restrictions set forth in the Plan, the Committee may delegate administrative functions to individuals who are Reporting Persons, officers, or Employees of the Company or its Affiliates.

(d)           Deference to Committee Determinations.  The Committee shall have the discretion to interpret or construe ambiguous, unclear, or implied (but omitted) terms in any fashion it deems to be appropriate in its sole discretion, and to make any findings of fact needed in the administration of the Plan or Award Agreements.  The Committee’s prior exercise of its discretionary authority shall not obligate it to exercise its authority in a like fashion thereafter.  The Committee’s interpretation and construction of any provision of the Plan, or of any Award or Award Agreement, shall be final, binding, and conclusive.  The validity of any such interpretation, construction, decision or finding of fact shall not be given de novo review if challenged in court, by arbitration, or in any other forum, and shall be upheld unless clearly made in bad faith or materially affected by fraud.

(e)           No Liability; Indemnification.  Neither the Board nor any Committee member, nor any Person acting at the direction of the Board or the Committee, shall be liable for any act, omission, interpretation, construction or determination made in good faith with respect to the Plan, any Award or any Award Agreement.  The Company and its Affiliates shall pay or reimburse any member of the Committee, as well as any Director, Employee, or Consultant who takes action in connection with the Plan, for all expenses incurred with respect to the Plan, and to the full extent allowable under Applicable Law shall indemnify each and every one of them for any claims, liabilities, and costs (including reasonable attorney’s fees) arising out of their good faith performance of duties under the Plan.  The Company and its Affiliates may obtain liability insurance for this purpose.

5.           Eligibility

(a)           General Rule.  The Committee may grant ISOs only to Employees (including officers who are Employees) of the Company or an Affiliate that is a “parent corporation” or “subsidiary corporation” within the meaning of Section 424 of the Code, and may grant all other Awards to any Eligible Person.  A Participant who has been granted an Award may be granted an additional Award or Awards if the Committee shall so determine, if such person is otherwise an Eligible Person and if otherwise in accordance with the terms of the Plan.

(b)           Grant of Awards.  Subject to the express provisions of the Plan, the Committee shall determine from the class of Eligible Persons those individuals to whom Awards under the Plan may be granted, the number of Shares subject to each Award, the price (if any) to be paid for the Shares or the Award and, in the case of Performance Awards, in addition to the matters addressed in Section 10 below, the specific objectives, goals and performance criteria that further define the Performance Award.  Each Award shall be evidenced by an Award Agreement signed by the Company and, if required by the Committee, by the Participant.  The Award Agreement shall set forth the material terms and conditions of the Award established by the Committee, and each Award shall be subject to the terms and conditions set forth in Sections 23, 24, and 25 unless otherwise specifically provided in an Award Agreement.

(c)           Limits on Awards.  During any calendar year, no Participant may receive Options and SARs that relate to more than 1,000,000 Shares.  The Committee will adjust this limitation pursuant to Section 13 below.

(d)           Replacement Awards.  Subject to Applicable Laws (including any associated Shareholder approval requirements), the Committee may, in its sole discretion and upon such terms as it deems appropriate, require as a condition of the grant of an Award to a Participant that the Participant surrender for cancellation some or all of the Awards that have previously been granted to the Participant under this Plan or otherwise.  An Award that is conditioned upon such surrender may or may not be the same type of Award, may cover the same (or a lesser or greater) number of Shares as such surrendered Award, may have other terms that are determined without regard to the terms or conditions of such surrendered Award, and may contain any other terms that the Committee deems appropriate.  In the case of Options, these other terms may not involve an Exercise Price that is lower than the Exercise Price of the surrendered Option unless the Company’s shareholders approve the grant itself or the program under which the grant is made pursuant to the Plan.

6.           Option Awards

(a)           Types; Documentation.  The Committee may in its discretion grant ISOs to any Employee and Non-ISOs to any Eligible Person, and shall evidence any such grants in an Award Agreement that is delivered to the Participant.  Each Option shall be designated in the Award Agreement as an ISO or a Non-ISO, and the same Award Agreement may grant both types of Options.  At the sole discretion of the Committee, any Option may be exercisable, in whole or in part, immediately upon the grant thereof, or only after the occurrence of a specified event, or only in installments, which installments may vary.  Options granted under the Plan may contain such terms and provisions not inconsistent with the Plan that the Committee shall deem advisable in its sole and absolute discretion.

(b)           ISO $100,000 Limitation.  To the extent that the aggregate Fair Market Value of Shares with respect to which Options designated as ISOs first become exercisable by a Participant in any calendar year (under this Plan and any other plan of the Company or any Affiliate) exceeds $100,000, such excess Options shall be treated as Non-ISOs.  For purposes of determining whether the $100,000 limit is exceeded, the Fair Market Value of the Shares subject to an ISO shall be determined as of the Grant Date.  In reducing the number of Options treated as ISOs to meet the $100,000 limit, the most recently granted Options shall be reduced first.  In the event that Section 422 of the Code is amended to alter the limitation set forth therein, the limitation of this Section 6(b) shall be automatically adjusted accordingly.

(c)           Term of Options.  Each Award Agreement shall specify a term at the end of which the Option automatically expires, subject to earlier termination provisions contained in Section 6(h) hereof; provided, that, the term of any Option may not exceed ten years from the Grant Date.  In the case of an ISO granted to an Employee who is a Ten Percent Holder on the Grant Date, the term of the ISO shall not exceed five years from the Grant Date.

(d)           Exercise Price.  The exercise price of an Option shall be determined by the Committee in its sole discretion and shall be set forth in the Award Agreement, provided that (i) if an ISO is granted to an Employee who on the Grant Date is a Ten Percent Holder, the per Share exercise price shall not be less than 110% of the Fair Market Value per Share on the Grant Date, and (ii) for all other Options, such per Share exercise price shall not be less than 100% of the Fair Market Value per Share on the Grant Date.  Neither the Company nor the Committee shall, without shareholder approval, allow for a repricing within the meaning of the federal securities laws applicable to proxy statement disclosures.

(e)           Exercise of Option.  The times, circumstances and conditions under which an Option shall be exercisable shall be determined by the Committee in its sole discretion and set forth in the Award Agreement.  The Committee shall have the discretion to determine whether and to what extent the vesting of Options shall be tolled during any unpaid leave of absence; provided, however, that in the absence of such determination, vesting of Options shall be tolled during any such leave approved by the Company.

(f)           Minimum Exercise Requirements.  An Option may not be exercised for a fraction of a Share.  The Committee may require in an Award Agreement that an Option be exercised as to a minimum number of Shares, provided that such requirement shall not prevent a Participant from purchasing the full number of Shares as to which the Option is then exercisable.

(g)           Methods of Exercise.  Prior to its expiration pursuant to the terms of the applicable Award Agreement, and subject to the times, circumstances and conditions for exercise contained in the applicable Award Agreement, each Option may be exercised, in whole or in part (provided that the Company shall not be required to issue fractional shares), by delivery of written notice of exercise to the secretary of the Company accompanied by the full exercise price of the Shares being purchased.  In the case of an ISO, the Committee shall determine the acceptable methods of payment on the Grant Date and it shall be included in the applicable Award Agreement.  The methods of payment that the Committee may in its discretion accept or commit to accept in an Award Agreement include:

(i)  cash or check payable to the Company (in U.S. dollars);

(ii)  other Shares that (A) are owned by the Participant who is purchasing Shares pursuant to an Option, (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which the Option is being exercised, (C) were not acquired by such Participant pursuant to the exercise of an Option, unless such Shares have been owned by such Participant for at least six months or such other period as the Committee may determine, (D) are all, at the time of such surrender, free and clear of any and all claims, pledges, liens and encumbrances, or any restrictions which would in any manner restrict the transfer of such shares to or by the Company (other than such restrictions as may have existed prior to an issuance of such Shares by the Company to such Participant), and (E) are duly endorsed for transfer to the Company;

(iii)  a cashless exercise program that the Committee may approve, from time to time in its discretion, pursuant to which a Participant may concurrently provide irrevocable instructions (A) to such Participant’s broker or dealer to effect the immediate sale of the purchased Shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the exercise price of the Option plus all applicable taxes required to be withheld by the Company by reason of such exercise, and (B) to the Company to deliver the certificates for the purchased Shares directly to such broker or dealer in order to complete the sale; or

(iv)  any combination of the foregoing methods of payment.

The Company shall not be required to deliver Shares pursuant to the exercise of an Option until payment of the full exercise price therefore is received by the Company.

(h)           Termination of Continuous Service.  The Committee may establish and set forth in the applicable Award Agreement the terms and conditions on which an Option shall remain exercisable, if at all, following termination of a Participant’s Continuous Service.  The Committee may waive or modify these provisions at any time.  To the extent that a Participant is not entitled to exercise an Option at the date of his or her termination of Continuous Service, or if the Participant (or other person entitled to exercise the Option) does not exercise the Option to the extent so entitled within the time specified in the Award Agreement or below (as applicable), the Option shall terminate and the Shares underlying the unexercised portion of the Option shall revert to the Plan and become available for future Awards.  In no event may any Option be exercised after the expiration of the Option term as set forth in the Award Agreement.

The following provisions shall apply to the extent an Award Agreement does not specify the terms and conditions upon which an Option shall terminate when there is a termination of a Participant’s Continuous Service:

(i)           Termination other than Upon Disability or Death or for Cause.  In the event of termination of a Participant’s Continuous Service (other than as a result of Participant’s death, disability, retirement or termination for Cause), the Participant shall have the right to exercise an Option at any time within 90 days following such termination to the extent the Participant was entitled to exercise such Option at the date of such termination.

(ii)           Disability.  In the event of termination of a Participant’s Continuous Service as a result of his or her being Disabled, the Participant shall have the right to exercise an Option at any time within one year following such termination to the extent the Participant was entitled to exercise such Option at the date of such termination.

(iii)           Retirement.  In the event of termination of a Participant’s Continuous Service as a result of Participant’s retirement, the Participant shall have the right to exercise the Option at any time within six months following such termination to the extent the Participant was entitled to exercise such Option at the date of such termination.

(iv)           Death.  In the event of the death of a Participant during the period of Continuous Service since the Grant Date of an Option, or within thirty days following termination of the Participant’s Continuous Service, the Option may be exercised, at any time within one year following the date of the Participant’s death, by the Participant’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the right to exercise the Option had vested at the date of death or, if earlier, the date the Participant’s Continuous Service terminated.

(v)           Cause.  If the Committee determines that a Participant’s Continuous Service terminated due to Cause, the Participant shall immediately forfeit the right to exercise any Option, and it shall be considered immediately null and void.

(i)           Reverse Vesting.  The Committee in its sole discretion may allow a Participant to exercise unvested Options, in which case the Shares then issued shall be Restricted Shares having analogous vesting restrictions to the unvested Options.

(j)           Buyout Provisions.  The Committee may at any time offer to buy out an Option, in exchange for a payment in cash or Shares, based on such terms and conditions as the Committee shall establish and communicate to the Participant at the time that such offer is made.

7.           Share Appreciate Rights (SARs)

(a)           Grants.  The Committee may in its discretion grant Share Appreciation Rights to any Eligible Person, in any of the following forms:

(i)           SARs related to Options.  The Committee may grant SARs either concurrently with the grant of an Option or with respect to an outstanding Option, in which case the SAR shall extend to all or a portion of the Shares covered by the related Option.  An SAR shall entitle the Participant who holds the related Option, upon exercise of the SAR and surrender of the related Option, or portion thereof, to the extent the SAR and related Option each were previously unexercised, to receive payment of an amount determined pursuant to Section 7(e) below.  Any SAR granted in connection with an ISO will contain such terms as may be required to comply with the provisions of Section 422 of the Code and the regulations promulgated thereunder.

(ii)           SARs Independent of Options.  The Committee may grant SARs which are independent of any Option subject to such conditions as the Committee may in its discretion determine, which conditions will be set forth in the applicable Award Agreement.

(iii)           Limited SARs.  The Committee may grant SARs exercisable only upon or in respect of a Change in Control or any other specified event, and such limited SARs may relate to or operate in tandem or combination with or substitution for Options or other SARs, or on a stand-alone basis, and may be payable in cash or Shares based on the spread between the exercise price of the SAR, and (A) a price based upon or equal to the Fair Market Value of the Shares during a specified period, at a specified time within a specified period before, after or including the date of such event, or (B) a price related to consideration payable to Company’s shareholders generally in connection with the event.

(b)           Exercise Price.  The per Share exercise price of an SAR shall be determined in the sole discretion of the Committee, shall be set forth in the applicable Award Agreement, and shall be no less than 100% of the Fair Market Value of one Share.  The exercise price of an SAR related to an Option shall be the same as the exercise price of the related Option.  Neither the Company nor the Committee shall, without shareholder approval, allow for a repricing within the meaning of federal securities laws applicable to proxy statement disclosures.

(c)           Exercise of SARs.  Unless the Award Agreement otherwise provides, an SAR related to an Option will be exercisable at such time or times, and to the extent, that the related Option will be exercisable; provided that the Award Agreement shall not, without the approval of the shareholders of the Company, provide for a vesting period for the exercise of the SAR that is more favorable to the Participant than the exercise period for the related Option.  An SAR may not have a term exceeding ten years from its Grant Date.  An SAR granted independently of any other Award will be exercisable pursuant to the terms of the Award Agreement, but shall not, without the approval of the shareholders of the Company, provide for a vesting period for the exercise of the SAR that is more favorable to the Participant than the exercise period for the related Option.  Whether an SAR is related to an Option or is granted independently, the SAR may only be exercised when the Fair Market Value of the Shares underlying the SAR exceeds the exercise price of the SAR.

(d)           Effect on Available Shares.  All SARs that may be settled in shares of the Company’s stock shall be counted in full against the number of shares available for award under the Plan, regardless of the number of shares actually issued upon settlement of the SARs.

(e)           Payment.  Upon exercise of an SAR related to an Option and the attendant surrender of an exercisable portion of any related Award, the Participant will be entitled to receive payment of an amount determined by multiplying —

(i)  the excess of the Fair Market Value of a Share on the date of exercise of the SAR over the exercise price per Share of the SAR, by

(ii)  the number of Shares with respect to which the SAR has been exercised.

Notwithstanding the foregoing, an SAR granted independently of an Option (i) may limit the amount payable to the Participant to a percentage, specified in the Award Agreement but not exceeding one-hundred percent (100%), of the amount determined pursuant to the preceding sentence, and (ii) shall be subject to any payment or other restrictions that the Committee may at any time impose in its discretion, including restrictions intended to conform the SARs with Section 409A of the Code.

(f)           Form and Terms of Payment.  Subject to Applicable Law, the Committee may, in its sole discretion, settle the amount determined under Section 7(e) above solely in cash, solely in Shares (valued at their Fair Market Value on the date of exercise of the SAR), or partly in cash and partly in Shares, with cash paid in lieu of fractional shares.  Unless otherwise provided in an Award Agreement, all SARs shall be settled in Shares as soon as practicable after exercise.

(g)           Termination of Employment or Consulting Relationship.  The Committee shall establish and set forth in the applicable Award Agreement the terms and conditions on which an SAR shall remain exercisable, if at all, following termination of a Participant’s Continuous Service.  The provisions of Section 6(h) above shall apply to the extent an Award Agreement does not specify the terms and conditions upon which an SAR shall terminate when there is a termination of a Participant’s Continuous Service.

(h)           Buy out.  The Committee has the same discretion to buy out SARs as it has to take such actions pursuant to Section 6(j) above with respect to Options.

8.           Restricted Shares, Restricted Share Units, and Unrestricted Shares

(a)           Grants.  The Committee may in its sole discretion grant restricted shares (“Restricted Shares”) to any Eligible Person and shall evidence such grant in an Award Agreement that is delivered to the Participant and that sets forth the number of Restricted Shares, the purchase price for such Restricted Shares (if any), and the terms upon which the Restricted Shares may become vested.  In addition, the Company may in its discretion grant the right to receive Shares after certain vesting requirements are met (“Restricted Share Units”) to any Eligible Person and shall evidence such grant in an Award Agreement that is delivered to the Participant which sets forth the number of Shares (or formula, that may be based on future performance or conditions, for determining the number of Shares) that the Participant shall be entitled to receive upon vesting and the terms upon which the Shares subject to a Restricted Share Unit may become vested.  The Committee may condition any Award of Restricted Shares or Restricted Share Units to a Participant on receiving from the Participant such further assurances and documents as the Committee may require to enforce the restrictions.  In addition, the Committee may grant Awards hereunder in the form of unrestricted shares (“Unrestricted Shares”), which shall vest in full upon the date of grant or such other date as the Committee may determine or which the Committee may issue pursuant to any program under which one or more Eligible Persons (selected by the Committee in its sole discretion) elect to receive Unrestricted Shares in lieu of cash bonuses that would otherwise be paid.

(b)           Vesting and Forfeiture.  The Committee shall set forth in an Award Agreement granting Restricted Shares or Restricted Share Units, the terms and conditions under which the Participant’s interest in the Restricted Shares or the Shares subject to Restricted Share Units will become vested and non-forfeitable.  Except as set forth in the applicable Award Agreement or the Committee otherwise determines, upon termination of a Participant’s Continuous Service for any other reason, the Participant shall forfeit his or her Restricted Shares and Restricted Share Units; provided that if a Participant purchases the Restricted Shares and forfeits them for any reason, the Company shall return the purchase price to the Participant only if and to the extent set forth in an Award Agreement.

(c)           Issuance of Restricted Shares Prior to Vesting.  The Company shall issue stock certificates that evidence Restricted Shares pending the lapse of applicable restrictions, and that bear a legend making appropriate reference to such restrictions.  Except as set forth in the applicable Award Agreement or the Committee otherwise determines, the Company or a third party that the Company designates shall hold such Restricted Shares and any dividends that accrue with respect to Restricted Shares pursuant to Section 8(e) below.

(d)           Issuance of Shares upon Vesting.  As soon as practicable after vesting of a Participant’s Restricted Shares (or Shares underlying Restricted Share Units) and the Participant’s satisfaction of applicable tax withholding requirements, the Company shall release to the Participant, free from the vesting restrictions, one Share for each vested Restricted Share (or issue one Share free of the vesting restriction for each vested Restricted Share Unit), unless an Award Agreement provides otherwise.  No fractional shares shall be distributed, and cash shall be paid in lieu thereof.

(e)           Dividends Payable on Vesting.  Whenever Shares are released to a Participant or duly-authorized transferee pursuant to Section 8(d) above as a result of the vesting of Restricted Shares or the Shares underlying Restricted Share Units are issued to a Participant pursuant to Section 8(d) above, such Participant or duly-authorized transferee shall also be entitled to receive (unless otherwise provided in the Award Agreement), with respect to each Share released or issued, an amount equal to any cash dividends (plus, in the sole discretion of the Committee, simple interest at a rate as the Committee may determine) and a number of Shares equal to any stock dividends, which were declared and paid to the holders of Shares between the Grant Date and the date such Share is released from the vesting restrictions in the case of Restricted Shares or issued in the case of Restricted Share Units.

(f)           Section 83(b) Elections.  A Participant may make an election under Section 83(b) of the Code (the “Section 83(b) Election”) with respect to Restricted Shares.  If a Participant who has received Restricted Share Units provides the Committee with written notice of his or her intention to make a Section 83(b) Election with respect to the Shares subject to such Restricted Share Units, the Committee may in its discretion convert the Participant’s Restricted Share Units into Restricted Shares, on a one-for-one basis, in full satisfaction of the Participant’s Restricted Share Unit Award.  The Participant may then make a Section 83(b) Election with respect to those Restricted Shares.  Shares with respect to which a Participant makes a Section 83(b) Election shall not be eligible for deferral pursuant to Section 9 below.

(g)           Deferral Elections.  At any time within the thirty-day period (or other shorter or longer period that the Committee selects in its sole discretion) in which a Participant who is a member of a select group of management or highly compensated employees (within the meaning of the Code) receives an Award of either Restricted Shares or Restricted Share Units, the Committee may permit the Participant to irrevocably elect, on a form provided by and acceptable to the Committee, to defer the receipt of all or a percentage of the Shares that would otherwise be transferred to the Participant upon the vesting of such Award.  If the Participant makes this election, the Shares subject to the election, and any associated dividends and interest, shall be credited to an account established pursuant to Section 9 hereof on the date such Shares would otherwise have been released or issued to the Participant pursuant to Section 8(d) above.

9.           Deferred Share Units

(a)           Elections to Defer.  The Committee may permit any Eligible Person who is a Director, Consultant or member of a select group of management or highly compensated employees (within the meaning of the Code) to irrevocably elect, on a form provided by and acceptable to the Committee (the “Election Form”), to forego the receipt of cash or other compensation (including the Shares deliverable pursuant to any Award other than Restricted Shares for which a Section 83(b) Election has been made), and in lieu thereof to have the Company credit to an internal Plan account (the “Account”) a number of deferred share units (“Deferred Share Units”) having a Fair Market Value equal to the Shares and other compensation deferred.  These credits will be made at the end of each calendar month during which compensation is deferred.  Each Election Form shall take effect on the first day of the next calendar year (or on the first day of the next calendar month in the case of an initial election by a Participant who first becomes eligible to defer hereunder) after its delivery to the Company, subject to Section 8(g) regarding deferral of Restricted Shares and Restricted Share Units and to Section 10(e) regarding deferral of Performance Awards, unless the Company sends the Participant a written notice explaining why the Election Form is invalid within five business days after the Company receives it.  Notwithstanding the foregoing sentence: (i) Election Forms shall be ineffective with respect to any compensation that a Participant earns before the date on which the Company receives the Election Form, and (ii) the Committee may unilaterally make awards in the form of Deferred Share Units, regardless of whether or not the Participant foregoes other compensation.

(b)           Vesting.  Unless an Award Agreement expressly provides otherwise, each Participant shall be 100% vested at all times in any Shares subject to Deferred Share Units.

(c)           Issuances of Shares.  The Company shall provide a Participant with one Share for each Deferred Share Unit in five substantially equal annual installments that are issued before the last day of each of the five calendar years that end after the date on which the Participant’s Continuous Service terminates, unless —

(i)  the Participant has properly elected a different form of distribution, on a form approved by the Committee, that permits the Participant to select any combination of a lump sum and annual installments that are completed within ten years following termination of the Participant’s Continuous Service, and

(ii)  the Company received the Participant’s distribution election form at the time the Participant elects to defer the receipt of cash or other compensation pursuant to Section 9(a), provided that such election may be changed through any subsequent election that (i) is delivered to the Company at least one year before the date on which distributions are otherwise scheduled to commence pursuant to the Participant’s election, and (ii) defers the commencement of distributions by at least five years from the originally scheduled commencement date.

Fractional shares shall not be issued, and instead shall be paid out in cash.

(d)           Crediting of Dividends.  Whenever Shares are issued to a Participant pursuant to Section 9(c) above, such Participant shall also be entitled to receive, with respect to each Share issued, a cash amount equal to any cash dividends (plus simple interest at a rate of five percent per annum, or such other reasonable rate as the Committee may determine), and a number of Shares equal to any stock dividends which were declared and paid to the holders of Shares between the Grant Date and the date such Share is issued.

(e)           Emergency Withdrawals.  In the event a Participant suffers an unforeseeable emergency within the contemplation of this Section and Section 409A of the Code, the Participant may apply to the Company for an immediate distribution of all or a portion of the Participant’s Deferred Share Units.  The unforeseeable emergency must result from a sudden and unexpected illness or accident of the Participant, the Participant’s spouse, or a dependent (within the meaning of Section 152(a) of the Code) of the Participant, casualty loss of the Participant’s property, or other similar extraordinary and unforeseeable conditions beyond the control of the Participant.  Examples of purposes which are not considered unforeseeable emergencies include post-secondary school expenses or the desire to purchase a residence.  In no event will a distribution be made to the extent the unforeseeable emergency could be relieved through reimbursement or compensation by insurance or otherwise, or by liquidation of the Participant’s nonessential assets to the extent such liquidation would not itself cause a severe financial hardship.  The amount of any distribution hereunder shall be limited to the amount necessary to relieve the Participant’s unforeseeable emergency plus amounts necessary to pay taxes reasonably anticipated as a result of the distribution.  The Committee shall determine whether a Participant has a qualifying unforeseeable emergency and the amount which qualifies for distribution, if any.  The Committee may require evidence of the purpose and amount of the need, and may establish such application or other procedures as it deems appropriate.

(f)           Unsecured Rights to Deferred Compensation.  A Participant’s right to Deferred Share Units shall at all times constitute an unsecured promise of the Company to pay benefits as they come due.  The right of the Participant or the Participant’s duly-authorized transferee to receive benefits hereunder shall be solely an unsecured claim against the general assets of the Company.  Neither the Participant nor the Participant’s duly-authorized transferee shall have any claim against or rights in any specific assets, shares, or other funds of the Company.

10.           Performance Awards

(a)           Performance Units.  Subject to the limitations set forth in paragraph (c) hereof, the Committee may in its discretion grant Performance Units to any Eligible Person and shall evidence such grant in an Award Agreement that is delivered to the Participant which sets forth the terms and conditions of the Award.

(b)           Performance Compensation Awards.  Subject to the limitations set forth in paragraph (c) hereof, the Committee may, at the time of grant of a Performance Unit, designate such Award as a “Performance Compensation Award” (payable in cash or Shares) in order that such Award constitutes “qualified performance-based compensation” under Code Section 162(m), in which event the Committee shall have the power to grant such Performance Compensation Award upon terms and conditions that qualify it as “qualified performance-based compensation” within the meaning of Code Section 162(m).  With respect to each such Performance Compensation Award, the Committee shall establish, in writing within the time required under Code Section 162(m), a “Performance Period,” “Performance Measure(s)”, and “Performance Formula(e)” (each such term being hereinafter defined).  Once established for a Performance Period, the Performance Measure(s) and Performance Formula(e) shall not be amended or otherwise modified to the extent such amendment or modification would cause the compensation payable pursuant to the Award to fail to constitute qualified performance-based compensation under Code Section 162(m).

A Participant shall be eligible to receive payment in respect of a Performance Compensation Award only to the extent that the Performance Measure(s) for such Award is achieved and the Performance Formula(e) as applied against such Performance Measure(s) determines that all or some portion of such Participant’s Award has been earned for the Performance Period.  As soon as practicable after the close of each Performance Period, the Committee shall review and certify in writing whether, and to what extent, the Performance Measure(s) for the Performance Period have been achieved and, if so, determine and certify in writing the amount of the Performance Compensation Award to be paid to the Participant and, in so doing, may use negative discretion to decrease, but not increase, the amount of the Award otherwise payable to the Participant based upon such performance.

(c)           Limitations on Awards.  The maximum Performance Unit Award and the maximum Performance Compensation Award that any one Participant may receive for any one Performance Period shall not together exceed 1,000,000 Shares and $1,000,000 in cash.  The Committee shall have the discretion to provide in any Award Agreement that any amounts earned in excess of these limitations will either be credited as Deferred Share Units, or as deferred cash compensation under a separate plan of the Company (provided in the latter case that such deferred compensation either bears a reasonable rate of interest or has a value based on one or more predetermined actual investments).  Any amounts for which payment to the Participant is deferred pursuant to the preceding sentence shall be paid to the Participant in a future year or years not earlier than, and only to the extent that, the Participant is either not receiving compensation in excess of these limits for a Performance Period, or is not subject to the restrictions set forth under Section 162(b) of the Code.

(d)           Definitions.

(i)  ”Performance Formula” means, for a Performance Period, one or more objective formulas or standards established by the Committee for purposes of determining whether or the extent to which an Award has been earned based on the level of performance attained or to be attained with respect to one or more Performance Measure(s).  Performance Formulae may vary from Performance Period to Performance Period and from Participant to Participant and may be established on a stand-alone basis, in tandem or in the alternative.

(ii)  ”Performance Measure” means one or more of the following selected by the Committee to measure Company, Affiliate, and/or business unit performance for a Performance Period, whether in absolute or relative terms (including, without limitation, terms relative to a peer group or index): basic, diluted, or adjusted earnings per share; sales or revenue; earnings before interest, taxes, and other adjustments (in total or on a per share basis); basic or adjusted net income; returns on equity, assets, capital, revenue or similar measure; economic value added; working capital; total shareholder return; and product development, product market share, research, licensing, litigation, human resources, information services, mergers, acquisitions, sales of assets of Affiliates or business units.  Each such measure shall be, to the extent applicable, determined in accordance with generally accepted accounting principles as consistently applied by the Company (or such other standard applied by the Committee) and, if so determined by the Committee, and in the case of a Performance Compensation Award, to the extent permitted under Code Section 162(m), adjusted to omit the effects of extraordinary items, gain or loss on the disposal of a business segment, unusual or infrequently occurring events and transactions and cumulative effects of changes in accounting principles.  Performance Measures may vary from Performance Period to Performance Period and from Participant to Participant, and may be established on a stand-alone basis, in tandem or in the alternative.

(iii)  “Performance Period” means one or more periods of time (of not less than one fiscal year of the Company), as the Committee may designate, over which the attainment of one or more Performance Measure(s) will be measured for the purpose of determining a Participant’s rights in respect of an Award.

(e)           Deferral Elections.  At any time prior to the date that is at least six months before the close of a Performance Period (or shorter or longer period that the Committee selects) with respect to an Award of either Performance Units or Performance Compensation, the Committee may permit a Participant who is a member of a select group of management or highly compensated employees (within the meaning of the Code) to irrevocably elect, on a form provided by and acceptable to the Committee, to defer the receipt of all or a percentage of the cash or Shares that would otherwise be transferred to the Participant upon the vesting of such Award.  If the Participant makes this election, the cash or Shares subject to the election, and any associated interest and dividends, shall be credited to an account established pursuant to Section 9 hereof on the date such cash or Shares would otherwise have been released or issued to the Participant pursuant to Section 10(a) or Section 10(b) above.

11.           Taxes

(a)           General.  As a condition to the issuance or distribution of Shares pursuant to the Plan, the Participant (or in the case of the Participant’s death, the person who succeeds to the Participant’s rights) shall make such arrangements as the Company may require for the satisfaction of any applicable federal, state, local or foreign withholding tax obligations that may arise in connection with the Award and the issuance of Shares.  The Company shall not be required to issue any Shares until such obligations are satisfied.  If the Committee allows the withholding or surrender of Shares to satisfy a Participant’s tax withholding obligations, the Committee shall not allow Shares to be withheld in an amount that exceeds the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes.

(b)           Default Rule for Employees.  In the absence of any other arrangement, an Employee shall be deemed to have directed the Company to withhold or collect from his or her cash compensation an amount sufficient to satisfy such tax obligations from the next payroll payment otherwise payable after the date of the exercise of an Award.

(c)           Special Rules.  In the case of a Participant other than an Employee (or in the case of an Employee where the next payroll payment is not sufficient to satisfy such tax obligations, with respect to any remaining tax obligations), in the absence of any other arrangement and to the extent permitted under Applicable Law, the Participant shall be deemed to have elected to have the Company withhold from the Shares or cash to be issued pursuant to an Award that number of Shares having a Fair Market Value determined as of the applicable Tax Date (as defined below) or cash equal to the amount required to be withheld.  For purposes of this Section 11, the Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined under the Applicable Law (the “Tax Date”).

(d)           Surrender of Shares.  If permitted by the Committee, in its discretion, a Participant may satisfy the minimum applicable tax withholding and employment tax obligations associated with an Award by surrendering

Shares to the Company (including Shares that would otherwise be issued pursuant to the Award) that have a Fair Market Value determined as of the applicable Tax Date equal to the amount required to be withheld.  In the case of Shares previously acquired from the Company that are surrendered under this Section 11, such Shares must have been owned by the Participant for more than six months on the date of surrender (or such longer period of time the Company may in its discretion require).

(e)           Income Taxes and Deferred Compensation.  Participants are solely responsible and liable for the satisfaction of all taxes and penalties that may arise in connection with Awards (including any taxes arising under Section 409A of the Code), and the Company shall not have any obligation to indemnify or otherwise hold any Participant harmless from any or all of such taxes.  The Committee shall have the discretion to organize any deferral program, to require deferral election forms, and to grant or to unilaterally modify any Award in a manner that (i) conforms with the requirements of Section 409A of the Code with respect to compensation that is deferred and that vests after December 31, 2004, (ii) that voids any Participant election to the extent it would violate Section 409A of the Code, and (iii) for any distribution election that would violate Section 409A of the Code, to make distributions pursuant to the Award at the earliest to occur of a distribution event that is allowable under Section 409A of the Code or any distribution event that is both allowable under Section 409A of the Code and is elected by the Participant, subject to any valid second election to defer, provided that the Committee permits second elections to defer in accordance with Section 409A(a)(4)(C).  The Committee shall have the sole discretion to interpret the requirements of the Code, including Section 409A, for purposes of the Plan and all Awards.

12.           Non-Transferability of Awards

(a)           General.  Except as set forth in this Section 12, or as otherwise approved by the Committee, Awards may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution.  The designation of a beneficiary by a Participant will not constitute a transfer.  An Award may be exercised, during the lifetime of the holder of an Award, only by such holder, the duly-authorized legal representative of a Participant who is Disabled, or a transferee permitted by this Section 12.

(b)           Limited Transferability Rights.  Notwithstanding anything else in this Section 12, the Committee may in its discretion provide in an Award Agreement that an Award other than an ISO may be transferred, on such terms and conditions as the Committee deems appropriate, either (i) by instrument to the Participant’s “Immediate Family” (as defined below), (ii) by instrument to an inter vivos or testamentary trust (or other entity) in which the Award is to be passed to the Participant’s designated beneficiaries, or (iii) by gift to charitable institutions.  Any transferee of the Participant’s rights shall succeed and be subject to all of the terms of the applicable Award Agreement and the Plan.  “Immediate Family” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and shall include adoptive relationships.

13.           Adjustments Upon Changes in Capitalization, Merger or Certain Other Transactions

(a)           Changes in Capitalization.  The Committee shall equitably adjust the number of Shares covered by each outstanding Award, and the number of Shares that have been authorized for issuance under the Plan but as to which no Awards have yet been granted or that have been returned to the Plan upon cancellation, forfeiture, or expiration of an Award, as well as the price per Share covered by each such outstanding Award, to reflect any increase or decrease in the number of issued Shares resulting from a stock-split, reverse stock-split, stock dividend, combination, recapitalization or reclassification of the Shares, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company.  In the event of any such transaction or event, the Committee may provide in substitution for any or all outstanding Options under the Plan such alternative consideration (including securities of any surviving entity) as it may in good faith determine to be equitable under the circumstances and may require in connection therewith the surrender of all Options so replaced.  In any case, such substitution of securities shall not require the consent of any person who is granted Options pursuant to the Plan.  Except as expressly provided herein, or in an Award Agreement, if the Company issues for consideration shares of stock of any class or securities convertible into shares of stock of any class, the issuance shall not affect, and no adjustment by reason thereof shall be required to be made with respect to the number or price of Shares subject to any Award.

(b)           Dissolution or Liquidation.  In the event of the dissolution or liquidation of the Company other than as part of a Change of Control, each Award will terminate immediately prior to the consummation of such action, subject to the ability of the Committee to exercise any discretion authorized in the case of a Change in Control.

(c)           Change in Control.  In the event of a Change in Control, the Committee may in its sole and absolute discretion and authority, without obtaining the approval or consent of the Company’s shareholders or any Participant with respect to his or her outstanding Awards, take one or more of the following actions:

(i)  arrange for or otherwise provide that each outstanding Award shall be assumed or a substantially similar award shall be substituted by a successor corporation or a parent or subsidiary of such successor corporation (the “Successor Corporation”);

(ii)  accelerate the vesting of Awards so that Awards shall vest (and, to the extent applicable, become exercisable) as to the Shares that otherwise would have been unvested and provide that repurchase rights of the Company with respect to Shares issued upon exercise of an Award shall lapse as to the Shares subject to such repurchase right;

(iii)  arrange or otherwise provide for the payment of cash or other consideration to Participants in exchange for the satisfaction and cancellation of outstanding Awards;

(iv)  terminate upon the consummation of the transaction, provided that the Committee may in its sole discretion provide for vesting of all or some outstanding Awards in full as of a date immediately prior to consummation of the Change of Control.  To the extent that an Award is not exercised prior to consummation of a transaction in which the Award is not being assumed or substituted, such Award shall terminate upon such consummation; or

(v)  make such other modifications, adjustments or amendments to outstanding Awards or this Plan as the Committee deems necessary or appropriate, subject however to the terms of Section 15(a) below.

Notwithstanding the above, in the event a Participant holding an Award assumed or substituted by the Successor Corporation in a Change in Control is Involuntarily Terminated by the Successor Corporation in connection with, or within 12 months following consummation of, the Change in Control, then any assumed or substituted Award held by the terminated Participant at the time of termination shall accelerate and become fully vested (and exercisable in full in the case of Options and SARs), and any repurchase right applicable to any Shares shall lapse in full, unless an Award Agreement provides for a more restrictive acceleration or vesting schedule or more restrictive limitations on the lapse of repurchase rights or otherwise places additional restrictions, limitations and conditions on an Award.  The acceleration of vesting and lapse of repurchase rights provided for in the previous sentence shall occur immediately prior to the effective date of the Participant’s termination, unless an Award Agreement provides otherwise.

(d)           Certain Distributions.  In the event of any distribution to the Company’s shareholders of securities of any other entity or other assets (other than dividends payable in cash or stock of the Company) without receipt of consideration by the Company, the Committee may, in its discretion, appropriately adjust the price per Share covered by each outstanding Award to reflect the effect of such distribution.

14.           Time of Granting Awards

The date of grant (“Grant Date”) of an Award shall be the date on which the Committee makes the determination granting such Award or such other date as is determined by the Committee, provided that in the case of an ISO, the Grant Date shall be the later of the date on which the Committee makes the determination granting such ISO or the date of commencement of the Participant’s employment relationship with the Company.

15.           Modification of Awards and Substitution of Options

(a)           Modification, Extension, and Renewal of Awards.  Within the limitations of the Plan, the Committee may modify an Award to accelerate the rate at which an Option or SAR may be exercised (including without limitation permitting an Option or SAR to be exercised in full without regard to the installment or vesting provisions of the applicable Award Agreement or whether the Option or SAR is at the time exercisable, to the extent it has not previously been exercised), to accelerate the vesting of any Award, to extend or renew outstanding Awards or to accept the cancellation of outstanding Awards to the extent not previously exercised.  However, the Committee may not cancel an outstanding option that is underwater for the purpose of reissuing the option to the participant at a lower exercise price or granting a replacement award of a different type.  Notwithstanding the foregoing provision, no modification of an outstanding Award shall materially and adversely affect such Participant’s rights thereunder, unless either the Participant provides written consent or there is an express Plan provision permitting the Committee to act unilaterally to make the modification.

(b)           Substitution of Options.  Notwithstanding any inconsistent provisions or limits under the Plan, in the event the Company or an Affiliate acquires (whether by purchase, merger or otherwise) all or substantially all of outstanding capital stock or assets of another corporation or in the event of any reorganization or other transaction qualifying under Section 424 of the Code, the Committee may, in accordance with the provisions of that Section, substitute Options for options under the plan of the acquired company provided (i) the excess of the aggregate fair market value of the shares subject to an option immediately after the substitution over the aggregate option price of such shares is not more than the similar excess immediately before such substitution and (ii) the new option does not give persons additional benefits, including any extension of the exercise period.

16.           Term of Plan

The Plan shall continue in effect for a term of ten (10) years from its effective date as determined under Section 20 below, unless the Plan is sooner terminated under Section 17 below.

17.           Amendment and Termination of the Plan

(a)           Authority to Amend or Terminate.  Subject to Applicable Laws, the Board may from time to time amend, alter, suspend, discontinue, or terminate the Plan.

(b)           Effect of Amendment or Termination.  No amendment, suspension, or termination of the Plan shall materially and adversely affect Awards already granted unless either it relates to an adjustment pursuant to Section 13 above, or it is otherwise mutually agreed between the Participant and the Committee, which agreement must be in writing and signed by the Participant and the Company.  Notwithstanding the foregoing, the Committee may amend the Plan to eliminate provisions which are no longer necessary as a result of changes in tax or securities laws or regulations, or in the interpretation thereof.

18.           Conditions Upon Issuance of Shares

Notwithstanding any other provision of the Plan or any agreement entered into by the Company pursuant to the Plan, the Company shall not be obligated, and shall have no liability for failure, to issue or deliver any Shares under the Plan unless such issuance or delivery would comply with Applicable Law, with such compliance determined by the Company in consultation with its legal counsel.

19.           Reservation of Shares

The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

20.           Effective Date

This Plan shall become effective on the date on which it has received approval by a vote of a majority of the votes cast at a duly held meeting of the Company’s shareholders (or by such other shareholder vote that the

Administrator determines to be sufficient for the issuance of Shares or stock options according to the Company’s governing documents and applicable state law).

21.           Controlling Law

All disputes relating to or arising from the Plan shall be governed by the internal substantive laws (and not the laws of conflicts of laws) of the State of Delaware, to the extent not preempted by United States federal law.  If any provision of this Plan is held by a court of competent jurisdiction to be invalid and unenforceable, the remaining provisions shall continue to be fully effective.

22.           Laws And Regulations

(a)           U.S. Securities Laws.  This Plan, the grant of Awards, and the exercise of Options and SARs under this Plan, and the obligation of the Company to sell or deliver any of its securities (including, without limitation, Options, Restricted Shares, Restricted Share Units, Deferred Share Units, and Shares) under this Plan shall be subject to all Applicable Law.  In the event that the Shares are not registered under the Securities Act of 1933, as amended (the “Act”), or any applicable state securities laws prior to the delivery of such Shares, the Company may require, as a condition to the issuance thereof, that the persons to whom Shares are to be issued represent and warrant in writing to the Company that such Shares are being acquired by him or her for investment for his or her own account and not with a view to, for resale in connection with, or with an intent of participating directly or indirectly in, any distribution of such Shares within the meaning of the Act, and a legend to that effect may be placed on the certificates representing the Shares.

(b)           Other Jurisdictions.  To facilitate the making of any grant of an Award under this Plan, the Committee may provide for such special terms for Awards to Participants who are foreign nationals or who are employed by the Company or any Affiliate outside of the United States of America as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom.  The Company may adopt rules and procedures relating to the operation and administration of this Plan to accommodate the specific requirements of local laws and procedures of particular countries.  Without limiting the foregoing, the Company is specifically authorized to adopt rules and procedures regarding the conversion of local currency, taxes, withholding procedures and handling of stock certificates which vary with the customs and requirements of particular countries.  The Company may adopt sub-plans and establish escrow accounts and trusts as may be appropriate or applicable to particular locations and countries.

23.           No Shareholder Rights

Neither a Participant nor any transferee of a Participant shall have any rights as a shareholder of the Company with respect to any Shares underlying any Award until the date of issuance of a share certificate to a Participant or a transferee of a Participant for such Shares in accordance with the Company’s governing instruments and Applicable Law.  Prior to the issuance of Shares pursuant to an Award, a Participant shall not have the right to vote or to receive dividends or any other rights as a shareholder with respect to the Shares underlying the Award, notwithstanding its exercise in the case of Options and SARs.  No adjustment will be made for a dividend or other right that is determined based on a record date prior to the date the stock certificate is issued, except as otherwise specifically provided for in this Plan.

24.           No Employment Rights

The Plan shall not confer upon any Participant any right to continue an employment, service or consulting relationship with the Company, nor shall it affect in any way a Participant’s right or the Company’s right to terminate the Participant’s employment, service, or consulting relationship at any time, with or without Cause.

25.           Termination, Rescission and Recapture

(a)           Each Award under the Plan is intended to align the Participant’s long-term interest with those of the Company.  If the Participant engages in certain activities discussed below, either during employment or after employment with the Company terminates for any reason, the Participant is acting contrary to the long-term interests of the Company.  Accordingly, except as otherwise expressly provided in the Award Agreement, the Company may terminate any outstanding, unexercised, unexpired, unpaid, or deferred Awards (“Termination”), rescind any exercise, payment or delivery pursuant to the Award (“Rescission”), or recapture any Common Stock (whether restricted or unrestricted) or proceeds from the Participant’s sale of Shares issued pursuant to the Award (“Recapture”), if the Participant does not comply with the conditions of subsections (b) and (c) hereof (collectively, the “Conditions”).

(b)           A Participant shall not during his or her Continuous Service or within one year thereafter, without the Company’s prior written authorization, disclose to anyone outside the Company, or use in other than the Company’s business, any proprietary or confidential information or material, as those or other similar terms are used in any applicable patent, confidentiality, inventions, secrecy, or other agreement between the Participant and the Company with regard to any such proprietary or confidential information or material.  Notwithstanding the foregoing provision, to the extent such proprietary or confidential information or material constitutes a “trade secret” under applicable law, Participant’s obligations hereunder shall continue until such information or material is no longer a trade secret.

(c)           Pursuant to any agreement between the Participant and the Company with regard to intellectual property (including but not limited to patents, trademarks, copyrights, trade secrets, inventions, developments, improvements, proprietary information, confidential business and personnel information), a Participant shall promptly disclose and assign to the Company or its designee all right, title, and interest in such intellectual property, and shall take all reasonable steps necessary to enable the Company to secure all right, title and interest in such intellectual property in the United States and in any foreign country.

(d)           Upon exercise, payment, or delivery of cash or Common Stock pursuant to an Award, the Participant shall certify on a form acceptable to the Company that he or she is in compliance with the terms and conditions of the Plan and, if a severance of Continuous Service has occurred for any reason, shall state the name and address of the Participant’s then-current employer or any entity for which the Participant performs business services and the Participant’s title, and shall identify any organization or business in which the Participant owns a greater-than-five-percent equity interest.

(e)           If the Company determines, in its sole and absolute discretion, that (i) a Participant has violated any of the Conditions or (ii) during his or her Continuous Service, or within one year after its termination for any reason, a Participant (a) has participated in any business or enterprise which is a direct competitor of the Company or its Affiliates and which is located in the United States, Canada or Mexico; (b) has solicited any non-administrative employee of the Company to terminate employment with the Company; or (c) has engaged in activities which are materially prejudicial to or in conflict with the interests of the Company, including any breaches of fiduciary duty or the duty of loyalty, then the Company may, in its sole and absolute discretion, impose a Termination, Rescission, and/or Recapture with respect to any or all of the Participant’s relevant Awards, Shares, and the proceeds thereof.  For purposes of this subsection, “participated” means performed services that are the same or substantially similar to the services Participant provides or has provided to the Company or its Affiliates.

(f)           Within ten days after receiving notice from the Company of any such activity, the Participant shall deliver to the Company the Shares acquired pursuant to the Award, or, if Participant has sold the Shares, the gain realized, or payment received as a result of the rescinded exercise, payment, or delivery; provided, that if the Participant returns Shares that the Participant purchased pursuant to the exercise of an Option (or the gains realized from the sale of such Common Stock), the Company shall promptly refund the exercise price, without earnings, that the Participant paid for the Shares.  Any payment by the Participant to the Company pursuant to this Section 21 shall be made either in cash or by returning to the Company the number of Shares that the Participant received in connection with the rescinded exercise, payment, or delivery.  It shall not be a basis for Termination, Rescission or Recapture if after termination of a Participant’s Continuous Service, the Participant purchases, as an investment or otherwise, stock or other securities of such an organization or business, so long as (i) such stock or other securities are listed upon a recognized securities exchange or traded over-the-counter, and (ii) such investment does not represent more than a five percent (5%) equity interest in the organization or business.

(g)           Notwithstanding the foregoing provisions of this Section, the Company has sole and absolute discretion not to require Termination, Rescission and/or Recapture, and its determination not to require Termination,

Rescission and/or Recapture with respect to any particular act by a particular Participant or Award shall not in any way reduce or eliminate the Company’s authority to require Termination, Rescission and/or Recapture with respect to any other act or Participant or Award.  Nothing in this Section shall be construed to impose obligations on the Participant to refrain from engaging in lawful competition with the Company after the termination of employment that does not violate subsections (b) or (c) of this Section, other than any obligations that are part of any separate agreement between the Company and the Participant or that arise under applicable law.

(h)           All administrative and discretionary authority given to the Company under this Section shall be exercised by the most senior human resources executive of the Company or such other person or committee (including without limitation the Committee) as the Committee may designate from time to time.

(i)           Notwithstanding any provision of this Section, if any provision of this Section is determined to be unenforceable or invalid under any applicable law, such provision will be applied to the maximum extent permitted by applicable law, and shall automatically be deemed amended in a manner consistent with its objectives to the extent necessary to conform to any limitations required under applicable law.  Furthermore, if any provision of this Section is illegal under any applicable law, such provision shall be null and void to the extent necessary to comply with applicable law.

Notwithstanding the foregoing, but subject to any contrary terms set forth in any Award Agreement, this Section shall not be applicable: (i) to any Participant who is not, on the Award Date, an Employee of the Company or its Affiliates; and (ii) to any Participant from and after his or her termination of Continuous Service after a Change in Control.

APPENDIX G
Quarterly Report on Form 10-Q for the Quarter Ended June 30, 2008

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 10-Q

(Mark One)

☒	QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
For the quarterly period ended June 30, 2008.

☐	TRANSITION REPORT UNDER SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
For the transition from _______ to ________.

COMMISSION FILE NUMBER: 000-28867

LAS PALMAS MOBILE ESTATES
(Exact name of registrant as specified in its Charter)

NEVADA	88-0409170
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

6767 Tropicana Avenue, Suite 207, Las Vegas, Nevada	89103
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number: (702) 248-1027

44489 Town Center Way, #D-234, Palm Desert, California 92260-2789
(Former name, former address and former fiscal year, if changed since last report)

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.  Yes ☒  No ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company.  See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer ☐	Accelerated filer ☐
Non-accelerated filer ☐	Smaller reporting company ☒

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act). Yes ☒  No ☐

Indicate the number of shares outstanding of each of the issuer’s classes of common stock, as of the latest practicable date:  33,000,000 as of August 25, 2008.

LAS PALMAS MOBILE ESTATES
(A Development Stage Enterprise)
BALANCE SHEETS

	June 30, 2008	December 31, 2007
ASSETS	(Unaudited)
CURRENT ASSETS	$0	$0
Total current assets	$0	$0
Total Assets	$0	$0

LIABILITIES AND STOCKHOLDERS’ DEFICIT
CURRENT LIABILITIES
Accounts payable	$490	$0
Officers advances	13,383	11,283
Total current liabilities	$13,873	$11,283

STOCKHOLDERS’ DEFICIT
Common stock: $.001 par value; Authorized 100,000,000 shares; issued and Outstanding: 33,000,000 shares at June 30, 2008 and December 31, 2007	33,000	33,000
Additional paid in capital	0	0
Accumulated deficit during development stage	(46,873)	(44,283)

Total stockholders’ deficit	$(13,873)	$(11,283)

Total liabilities and stockholders’ deficit	$0	$0

See Accompanying Notes to Financial Statements.

LAS PALMAS MOBILE ESTATES
(A Development Stage Enterprise)
STATEMENTS OF OPERATIONS
(UNAUDITED)

	Three months ended		Six months ended		October 29, 1998
	June 30,		June 30,		(inception) to
	2008	2007	2008	2007	June 30, 2008
Revenues	$-	$-	$-	$-	$-

Cost of revenue	-	-	-	-	-
Gross profit	$-	$-	$-	$-	$-

General, selling and administrative expenses	490	3,622	2,590	3,622	46,873
Operating loss	$(490)	$(3,622)	$(2,590)	$(3,622)	$(46,873)
Nonoperating income (expense)	-	-	-	-	-

Net loss	$(490)	$(3,622)	$(2,590)	$(3,622)	$(46,873)

Net loss per share, basic and diluted	$0.00	$0.00	$0.00	$0.00

Average number of shares of common stock outstanding	33,000,000	33,000,000	33,000,000	33,000,000

See Accompanying Notes to Financial Statements.

LAS PALMAS MOBILE ESTATES
(A Development Stage Enterprise)
STATEMENTS OF STOCKHOLDERS' DEFICIT
(UNAUDITED)

	Common Stock Shares Amount		Additional Paid-In Capital	Accumulated Deficit During Development Stage	Total
November 8, 1992, issue common stock	33,000,000	$33,000	$-	$(11,000)	$22,000
Net loss, December 31, 1992				(340)	(340)
Balance, December 31, 1992	33,000,000	$33,000	$-	$(11,340)	$21,660
Net loss, December 31, 1993				(21,660)	(21,660)
Balance, December 31, 1993	33,000,000	$33,000	$-	$(33,000)	$-
Net loss, December 31, 1994				(85)	(85)
Balance, December 31, 1994	33,000,000	$33,000	$-	$(33,085)	$(85)
Net loss, December 31, 1995				(85)	(85)
Balance, December 31, 1995	33,000,000	$33,000	$-	$(33,170)	$(170)
Net loss, December 31, 1996				(85)	(85)
Balance, December 31, 1996	33,000,000	$33,000	$-	$(33,255)	$(255)
Net loss, December 31, 1997				(380)	(380)
Balance, December 31, 1997	33,000,000	$33,000	$-	$(33,635)	$(635)
Net loss, December 31, 1998				(85)	(85)
Balance, December 31, 1998	33,000,000	$33,000	$-	$(33,720)	$(720)
Net loss, December 31, 1999				(85)	(85)
Balance, December 31, 1999	33,000,000	$33,000	$-	$(33,805)	$(805)
July 3, 2000, changed from no par value to $0.001
July 3, 2000, forward stock 1000:1
Net loss, December 31, 2000				(340)	(340)
Balance, December 31, 2000	33,000,000	$33,000	$-	$(34,145)	$(1,145)
Net loss, December 31, 2001				(85)	(85)
Balance, December 31, 2001	33,000,000	$33,000	$-	$(34,230)	$(1,230)
Net loss, December 31, 2002				(85)	(85)
Balance, December 31, 2002	33,000,000	$33,000	$-	$(34,315)	$(1,315)
Net loss, December 31, 2003				(85)	(85)
Balance, December 31, 2003	33,000,000	$33,000	$-	$(34,400)	$(1,400)
Net loss, December 31, 2004				(545)	(545)
Balance, December 31, 2004	33,000,000	$33,000	$-	$(34,945)	$(1,945)
Net loss, December 31, 2005				(200)	(200)
Balance, December 31, 2005	33,000,000	$33,000	$-	$(35,145)	$(2,145)
Net loss, December 31, 2006				(4,165)	(4,165)
Balance, December 31, 2006	33,000,000	$33,000	$-	$(39,310)	$(6,310)
November 14, 2007, 14 for 1 stock dividend
Net loss, December 31, 2007				(4,973)	(4,973)
Balance, December 31, 2007	33,000,000	$33,000	$-	$(44,283)	$(11,283)
Net loss, June 30, 2008				(2,590)	(2,590)
Balance, June 30, 2008	33,000,000	$33,000	$-	$(46,873)	$(13,873)

See Accompanying Notes to Financial Statements.

LAS PALMAS MOBILE ESTATES
(A Development Stage Enterprise)
STATEMENTS OF CASH FLOWS
(UNAUDITED)

	Six Months Ended		Oct. 29, 1992
	June 30,	June 30,	(inception) to
	2008	2007	June 30, 2008
Cash Flows From Operating Activities:
Net loss	$(2,590)	$(3,622)	$(46,873)
Adjustments to reconcile net loss
to cash used in operating activities:
Changes in assets and liabilities
Increase (decrease) in accounts payable	490	(25)	490

Net cash used in operating activities	$(2,100)	$(3,647)	$(46,383)

Cash Flows From Investing Activities:	$-	$-	$-

Cash Flows From Financing Activities:
Issuance of common stock	$-	$-	$33,000
Increase in officer advances	2,100	3,647	13,383

Net cash provided by financing activities	$2,100	3,647	$46,383

Net increase (decrease) in cash	$-	$-	$-

Cash, beginning of period	-	-	-

Cash, end of period	$-	$-	$-

Supplemental Information and Non-monetary Transactions:
Interest paid	$-	$-	$-
Taxes paid	$-	$-	$-

See Accompanying Notes to Financial Statements.

LAS PALMAS MOBILE ESTATES
(A Development Stage Enterprise)
NOTES TO FINANCIAL STATEMENTS

Note 1.  Nature of Business and Significant Accounting Policies

Nature of business:

Las Palmas Mobile Estates (“Company”) was organized October 29, 1992 under the laws of the State of Nevada.  The Company currently has no operations and, in accordance with Statement of Financial Accounting Standard (SFAS) No. 7, “Accounting and Reporting by Development Stage Enterprises,” is considered a Development Stage Enterprise.

A summary of the Company’s significant accounting policies is as follows:

Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Cash

For the Statements of Cash Flows, all highly liquid investments with maturity of three months or less are considered to be cash equivalents.  There were no cash equivalents as of June 30, 2008 and December 31, 2007.

Income taxes

Income taxes are provided for using the liability method of accounting in accordance with SFAS No. 109 “Accounting for Income Taxes,” and clarified by FIN 48, “Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement No. 109.”  A deferred tax asset or liability is recorded for all temporary differences between financial and tax reporting.  Temporary differences are the differences between the reported amounts of assets and liabilities and their tax basis.  Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized.  Deferred tax assets and liabilities are adjusted for the effect of changes in tax laws and rates on the date of enactment.

Share Based Expenses

In December 2004, the Financial Accounting Standards Board (“FASB”) issued SFAS No. 123R “Share Based Payment.” This statement is a revision to SFAS 123 and supersedes Accounting Principles Board (APB) Opinion No. 25, “Accounting for Stock Issued to Employees,” and amends FASB Statement No. 95, “Statement of Cash Flows.” This statement requires a public entity to expense the cost of employee services received in exchange for an award of equity instruments. This statement also provides guidance on valuing and expensing these awards, as well as disclosure requirements of these equity arrangements.  The Company adopted SFAS No. 123R upon creation of the company and expenses share based costs in the period incurred.

LAS PALMAS MOBILE ESTATES
(A Development Stage Enterprise)
NOTES TO FINANCIAL STATEMENTS

Note 1.  Nature of Business and Significant Accounting Policies (continued)

Going concern

The Company’s financial statements are prepared in accordance with generally accepted accounting principles applicable to a going concern.  This contemplates the realization of assets and the liquidation of liabilities in the normal course of business.  Currently, the Company does not have cash, no material assets, nor does it have operations or a source of revenue sufficient to cover its operation costs and allow it to continue as a going concern.  The Company will be dependent upon the raising of additional capital through placement of our common stock in order to implement its business plan, or merge with an operating company.  There can be no assurance that the Company will be successful in either situation in order to continue as a going concern.  The officers and directors have committed to advancing certain operating costs of the Company.

Recent Accounting Pronouncements

In May, 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 163, “Accounting for Financial Guarantee Insurance Contracts—an interpretation of FASB Statement No. 60” (SFAS 163). This Statement requires that an insurance enterprise recognize a claim liability prior to an event of default (insured event) when there is evidence that credit deterioration has occurred in an insured financial obligation. This Statement also clarifies how Statement 60 applies to financial guarantee insurance contracts, including the recognition and measurement to be used to account for premium revenue and claim liabilities. Those clarifications will increase comparability in financial reporting of financial guarantee insurance contracts by insurance enterprises. This Statement requires expanded disclosures about financial guarantee insurance contracts. The accounting and disclosure requirements of the Statement will improve the quality of information provided to users of financial statements. This Statement is effective for financial statements issued for fiscal years beginning after December 15, 2008, and all interim periods within those fiscal years, except for some disclosures about the insurance enterprise’s risk-management activities. This Statement requires that disclosures about the risk-management activities of the insurance enterprise be effective for the first period (including interim periods) beginning after issuance of this Statement. Except for those disclosures, earlier application is not permitted.  The adoption of this statement will have no material effect on the Company’s financial condition or results of operations.

In May, 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 162, “The Heirarchy of Generally Accepted Accounting Principles” (SFAS No. 162). This Statement identifies the sources of accounting principles and the framework for selecting the principles to be used in the preparation of financial statements of nongovernmental entities that are presented in conformity with generally accepted accounting principles (GAAP) in the United States (the GAAP hierarchy). The sources of accounting principles1 that are generally accepted are categorized in descending order of authority as follows:

a. FASB Statements of Financial Accounting Standards and Interpretations, FASB Statement 133 Implementation Issues, FASB Staff Positions, and American Institute of Certified Public Accountants (AICPA) Accounting Research Bulletins and Accounting Principles Board Opinions that are not superseded by actions of the FASB

b. FASB Technical Bulletins and, if cleared by the FASB, AICPA Industry Audit and Accounting Guides and Statements of Position.

LAS PALMAS MOBILE ESTATES
(A Development Stage Enterprise)
NOTES TO FINANCIAL STATEMENTS

Note 1.  Nature of Business and Significant Accounting Policies (continued)

c. AICPA Accounting Standards Executive Committee Practice Bulletins that have been cleared by the FASB, consensus positions of the FASB Emerging Issues Task Force (EITF), and the Topics discussed in Appendix D of EITF Abstracts (EITF D-Topics).

d. Implementation guides (Q&As) published by the FASB staff, AICPA Accounting Interpretations, AICPA Industry Audit and Accounting Guides and Statements of Position not cleared by the FASB, and practices that are widely recognized and prevalent either generally or in the industry.

The adoption of this statement will not have a material effect on the Company’s financial condition or results of operations.

In March 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities—an amendment of FASB Statement No. 133” (SFAS No. 161). This statement changes the disclosure requirements for derivative instruments and hedging activities. Entities are required to provide enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for under Statement 133 and its related interpretations, and (c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance, and cash flows. This Statement is intended to enhance the current disclosure framework in Statement 133. The Statement requires that objectives for using derivative instruments be disclosed in terms of underlying risk and accounting designation. This disclosure better conveys the purpose of derivative use in terms of the risks that the entity is intending to manage. Disclosing the fair values of derivative instruments and their gains and losses in a tabular format should provide a more complete picture of the location in an entity’s financial statements of both the derivative positions existing at period end and the effect of using derivatives during the reporting period. Disclosing information about credit-risk-related contingent features should provide information on the potential effect on an entity’s liquidity from using derivatives. Finally, this Statement requires cross-referencing within the footnotes, which should help users of financial statements locate important information about derivative instruments.

In December 2007, the FASB issued SFAS 141(R), “Business Combinations— a replacement of FASB Statement No. 141.” This Statement replaces SFAS 141, “Business Combinations,” and requires an acquirer to recognize the assets acquired, the liabilities assumed, including those arising from contractual contingencies, any contingent consideration, and any non-controlling interest in the acquiree at the acquisition date, measured at their fair values as of that date, with limited exceptions specified in the statement. SFAS 141(R) also requires the acquirer in a business combination achieved in stages (sometimes referred to as a step acquisition) to recognize the identifiable assets and liabilities, as well as the non-controlling interest in the acquiree, at the full amounts of their fair values (or other amounts determined in accordance with SFAS 141(R)). In addition, SFAS 141(R)'s requirement to measure the non-controlling interest in the acquiree at fair value will result in recognizing the goodwill attributable to the non-controlling interest in addition to that attributable to the acquirer. SFAS 141(R) amends SFAS No. 109, “Accounting for Income Taxes,” to require the acquirer to recognize changes in the amount of its deferred tax benefits that are recognizable because of a business combination either in income from continuing operations in the period of the combination or directly in contributed capital, depending on the circumstances. It also amends SFAS 142, “Goodwill and Other Intangible Assets,” to, among other things, provide guidance on the impairment testing of acquired research and development intangible assets and assets that the acquirer intends not to use.

LAS PALMAS MOBILE ESTATES
(A Development Stage Enterprise)
NOTES TO FINANCIAL STATEMENTS

Note 1.  Nature of Business and Significant Accounting Policies (continued)

SFAS 141(R) applies prospectively to business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2008. We are currently assessing the potential impact that the adoption of SFAS 141(R) could have on our financial statements.

In December 2007, the FASB issued SFAS 160, “Non-controlling Interests in Consolidated Financial Statements.” SFAS 160 amends Accounting Research Bulletin 51, “Consolidated Financial Statements,” to establish accounting and reporting standards for the non-controlling interest in a subsidiary and for the deconsolidation of a subsidiary. It also clarifies that a non-controlling interest in a subsidiary is an ownership interest in the consolidated entity that should be reported as equity in the consolidated financial statements. SFAS 160 also changes the way the consolidated income statement is presented by requiring consolidated net income to be reported at amounts that include the amounts attributable to both the parent and the non-controlling interest. It also requires disclosure, on the face of the consolidated statement of income, of the amounts of consolidated net income attributable to the parent and to the non-controlling interest. SFAS 160 requires that a parent recognize a gain or loss in net income when a subsidiary is deconsolidated and requires expanded disclosures in the consolidated financial statements that clearly identify and distinguish between the interests of the parent owners and the interests of the non-controlling owners of a subsidiary. SFAS 160 is effective for fiscal periods, and interim periods within those fiscal years, beginning on or after December 15, 2008. We are currently assessing the potential impact that the adoption of SFAS 141(R) could have on our financial statements.

Note 2.  Stockholders’ Equity

Common stock

The authorized common stock of the Company consists of 25,000,000 shares with par value of $0.001.  On November 8, 1992 the Company authorized and issued 22,000 shares of its no par value common stock in consideration of $22,000 in cash.

On July 3, 2000, the State of Nevada approved the Company’s restated Articles of Incorporation, which increased its capitalization from 2,500 common shares to 25,000,000 common shares.  The no par value was changed to $0.001 per share.

On June 29, 2000, the Company’s shareholders approved a forward split of its common stock at one thousand shares for one share of the existing shares.  The number of common stock shares outstanding increased from 22,000 to 2,200,000.  Prior period information has been restated to reflect the stock split.

On October 31, 2007, the State of Nevada approved the Company’s amendment to Article Four of the Articles of Incorporation which increased its capitalization from 25,000,000 common shares to 100,000,000 common shares. Par value remained at $.001 per share.

LAS PALMAS MOBILE ESTATES
(A Development Stage Enterprise)
NOTES TO FINANCIAL STATEMENTS

Note 2.  Stockholders’ Equity (continued)

On October 29, 2007, the Company’s shareholders approved a stock dividend of its common stock. The dividend was fourteen shares for each share of the outstanding shares at November 14, 2007. No fractional shares were be issued. The number of common shares outstanding increased from 2,200,000 to 33,000,000.  Par value of the new shares exceeded the original consideration received.  An adjustment to retained earnings was made for $11,000 to account for this dividend.  Prior period information has been restated to reflect the stock dividend.

The Company has not authorized any preferred stock.

Net loss per common share

Net loss per share is calculated in accordance with SFAS No. 128, “Earnings Per Share.”  The weighted-average number of common shares outstanding during each period is used to compute basic loss per share.  Diluted loss per share is computed using the weighted averaged number of shares and dilutive potential common shares outstanding.  Dilutive potential common shares are additional common shares assumed to be exercised.

Basic net loss per common share is based on the weighted average number of shares of common stock outstanding of 33,000,000 during 2008, 2007 and since inception.  As of June 30, 2008 and December 31, 2007, and since inception, the Company had no dilutive potential common shares.

Note 3.   Income Taxes

We did not provide any current or deferred U.S. federal income tax provision or benefit for any of the periods presented because we have experienced operating losses since inception. Per Statement of Accounting Standard No. 109 – Accounting for Income Tax and FASB Interpretation No. 48 - Accounting for Uncertainty in Income Taxes an interpretation of FASB Statement No.109, when it is more likely than not that a tax asset cannot be realized through future income the Company must allow for this future tax benefit.  We provided a full valuation allowance on the net deferred tax asset, consisting of net operating loss carryforwards, because management has determined that it is more likely than not that we will not earn income sufficient to realize the deferred tax assets during the carryforward period.

The net federal operating loss carry forward will expire between 2016 and 2027.  This carry forward may be limited upon the consummation of a business combination under IRC Section 381.

Note 4.   Related Party Transactions

The Company neither owns nor leases any real or personal property.  An officer or resident agent of the corporation provides office services without charge.  Such costs are immaterial to the financial statements and accordingly, have not been reflected therein.  The officers and directors for the Company are involved in other business activities and may, in the future, become involved in other business opportunities.  If a specific business opportunity becomes available, such persons may face a conflict in selecting between the Company and their other business interest.  The Company has not formulated a policy for the resolution of such conflicts. As of June 30, 2008 and December 31, 2007, the company owed officers $13,383 and $11,283 respectively.

Note 5.   Business Combinations

On June 26, 2008, the Company executed a share exchange agreement with Advanced Fiberglass Technologies, Inc., a Wisconsin corporation (“AFT”), and Jamie Lee Mancl, Jennifer Lynn Mancl and Integritas, Inc. (the “AFT Shareholders”).  The Company will cancel 21,750,000 shares of its issued and outstanding shares and receive all of the issued and outstanding shares of AFT in exchange for 28,750,000 shares of the Company.  AFT will be a wholly-owned subsidiary.  At closing the Company will change its name to Energy Composites Corporation.  The combination will be accounted for as a reverse acquisition with the Company being the surviving registrant.  As a result of the business combination, the acquired entity’s shareholders will exercise control over the Company; therefore, the transaction will be deemed to be a capital transaction and the Company will be treated as a non-business entity.  As a result, the accounting for the business combination will be identical to that resulting from a reverse merger, except no goodwill or other intangible assets will be recorded.  For accounting purposes, the acquired entity will be treated as the accounting acquirer and accordingly, will be presented as the continuing entity.  The transaction is expected to close in the third quarter.

Note 6.   Warrants and Options

There are no warrants or options outstanding to acquire any additional shares of common stock of the Company.

ITEM 2.	MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The discussion contained herein contains “forward-looking statements” that involve risk and uncertainties. These statements may be identified by the use of terminology  such as “believes,” “expects,”  “may,” “should” or anticipates” or expressing this terminology  negatively or similar expressions or by discussions of strategy. The cautionary statements made in this Form 10-Q should be read as being applicable to all related forward-looking statements wherever they appear in this Form 10-Q.  Our actual results could differ materially from those discussed in this report.

Generally

Las Palmas Mobile Estates (“we,” “us,” “our,” or the “Company”) was incorporated on October 29, 1992 under the laws of the State of Nevada.  We had intended to form a subsidiary and have said subsidiary serve as the general partner of a limited partnership which was to be a developer and builder of one or more mobile home parks in Southern California.  We intended to develop a park that would have manufactured trailers of high quality construction.

Our business strategy was to emphasize (i) marketing our parks principally to the second home market (where we believed there was significant long-term demand) and (ii) focusing our development activities in the fast growing areas of the Coachella Valley, California market, where land and development costs were relatively low and the demand was higher.

Despite the then recent slowdown in the Southern California homebuilding industry and the economy in general, we believed California offered substantial long-term prospects for a developer of a mobile home park due to the State’s strong demand characteristics and supply constraints.  We expected to be able to meet our short term cash requirements (i) initially by bank construction loans and thereafter from (ii) the sale or lease of the fully developed properties.  We further anticipated, although there was no assurance, that our long-term cash needs would be satisfied by an equity infusion through the sale of our securities, and from the development and leasing of units in the property.

Between November 8, 1992 and approximately March 31, 1993, we investigated certain business opportunities but did not commence actual construction activities in connection with development and building activities.  As at May 31, 1993, all funds raised by the sale of shares in order to fulfill our initial objective had been expended and we, thereafter became dormant.  From April 1,
1993 until the present, we were inactive and could be deemed to be a so-called “shell” company, whose only purpose at this time is to determine and implement a new business purpose.

As of the date hereof, the Company can be defined as a “shell” company, an entity which is generally described as having no or nominal operations and with no or nominal assets or assets consisting solely of cash and cash equivalents.  As a shell company, our sole purpose at this time is to locate and consummate a merger or acquisition with a private entity.

Also, as of the date hereof, based upon our proposed future business activities, we may also be deemed a “blank check” company.  The Securities and Exchange Commission definition of such a company is a development stage company that has no specific business plan or purpose, or has indicated that its business plan is to engage in a merger or acquisition with an unidentified company or companies, or other entity or person and is issuing a “penny stock” security.

Plan of Operation

As a shell company, we intend to seek to acquire assets or shares of an entity actively engaged in business that generates revenues in exchange for its securities.

On June 26, 2008, we executed a share exchange agreement (the “Share Exchange Agreement”) with Advanced Fiberglass Technologies, Inc., a Wisconsin corporation (“AFT”), and Jamie Lee Mancl, Jennifer Lynn

Mancl and Integritas, Inc. (the “AFT Shareholders”).  Holders of a majority of our issued and outstanding stock have approved the entry into the Share Exchange Agreement.  We filed a Preliminary Information Statement on Schedule 14C with the Securities and Exchange Commission on June 27, 2008 that describes AFT and its operations more fully.

The Share Exchange Agreement provides that we will receive all of the issued and outstanding shares of AFT from AFT’s stockholders in exchange for 28,750,000 shares of our common stock.  AFT will then be our wholly-owned subsidiary.  The Share Exchange Agreement requires, as conditions to closing, that: (i) we appoint five new directors to our Board of Directors effecting a change of control of our company; (ii) our existing sole officer and director resigns; (iii) we cancel 21,750,000 shares of our common stock; (iv) we merge our wholly-owned subsidiary into our Company; (v) we change our name to “Energy Composites Corporation”; and (vi) we increase our authorized capital.

The following table illustrates the effects of the Share Exchange Agreement on the capital structure of our company:

Pre-Acquisition:
Shares outstanding	33,000,000

Acquisition:
Shares issued	28,750,000
Shares cancelled	21,750,000

Post-Acquisition:
Shares outstanding	40,000,000	100%
Shares owned by LPME stockholders	11,250,000	28%
Shares owned by AFT stockholders and assigns	28,750,000	72%

In anticipation of the Share Exchange Agreement, we incorporated a wholly-owned subsidiary in Nevada and appointed AFT’s chief executive officer as the president of that subsidiary.  Our wholly-owned subsidiary entered into a contract with a North Carolina company to fabricate and install composite materials worth approximately $80,000 in May 2008.  We subcontracted the work to AFT who subsequently completed the project.

The Securities and Exchange Commission has adopted a rule (Rule 419) which defines a blank-check company as (i) a development stage company, that is (ii) offering penny stock, as defined by Rule 3a51-1, and (iii) that has no specific business plan or purpose or has indicated that its business plan is engage in a merger or acquisition with an unidentified company or companies.  We have been informed that the Securities and Exchange Commission position is that the securities issued by all blank check companies that are issued in unregistered offerings must be registered with the Commission before resale.  At the time that our shareholders acquired our stock in 1996, we had a specific business plan and purpose.  In addition, Rule 419 is applicable only if a registration statement is filed covering an offering of a penny stock by a blank check company.  We have not filed a registration statement.

On June 29, 2005, the Securities and Exchange Commission adopted final rules amending the Form S-8 and the Form 8-K for shell companies like us.  The amendments expand the definition of a shell company to be broader than a company with no or nominal operations/assets or assets consisting of cash and cash equivalents, the amendments prohibit the use of a From S-8 (a form used by a corporation to register securities issued to an employee, director, officer, consultant or advisor, under certain circumstances), and revise the Form 8-K to require a shell company to include current Form 10 or Form 10-SB information, including audited financial statements, in the filing on Form 8-K that the shell company files to report the acquisition of the business opportunity.  The rules are designed to assure that investors in shell companies that acquire operations or assets have access on a timely basis to the same kind of information as is available to investors in public companies with continuing operations.

Financial Condition

Our auditor’s going concern opinion for prior years ended and the notation in the financial statements indicate that we do not have significant cash or other material assets and that we are relying on advances from stockholders, officers and directors to meet limited operating expenses.  We do not have sufficient cash or other material assets or do we have sufficient operations or an established source of revenue to cover our operational costs that would allow us to continue as a going concern.  We are insolvent in that we are unable to pay our debts in the ordinary course of business as they become due.

Since we have had no operating history nor any revenues or earnings from operations, with no significant assets or financial resources, we will in all likelihood sustain operating expenses without corresponding revenues, at least until the consummation of the Share Exchange Agreement.  This may result in the Company incurring a net operating loss which will increase continuously until the Company can consummate a business combination with a profitable business opportunity and consummate such a business combination.

Liquidity and Operational Results

We have no current operating history and does not have any revenues or earnings from operations.  We have no assets or financial resources.  We will, in all likelihood, sustain operating expenses without corresponding revenues, at least until the consummation of the Share Exchange Agreement.  This may result in the Company incurring a net operating loss that will increase continuously until the Company can consummate a business combination with a profitable business opportunity.  There is no assurance that the Company can will be able to close the Share Exchange Agreement.

We are dependent upon our officers to meet any de minimis costs that may occur.  Diana L.  Hassan, an officer and director of the Company, has agreed to provide the necessary funds, without interest, for the Company to comply with the Securities Exchange Act of 1934, as amended; provided that she is an officer and director of the Company when the obligation is incurred.  All advances are interest-free.

Liquidity

As of June 30, 2008, we had no assets and total liabilities of $13,873 and we had a negative net worth of $13,873.  As of December 31, 2007, we had no assets and total liabilities of $11,283 and a negative net worth of $11,283.

We have had no revenues from inception through December 31, 2007 and we had no revenues for the period ended June 30, 2008.  We have a loss from inception through June 30, 2008 of $46,873.

We have officer’s advances of $13,383 from inception to June 30, 2008.  The officer’s advances as of December 31, 2007 were $11,283.

Accounting for a Business Combination

We have also been informed that the closing of the Share Exchange Agreement with AFT will be accounted for as a reverse acquisition with us being the surviving registrant.  As a result of any business combination, if the acquired entity’s shareholders will exercise control over us, the transaction will be deemed to be a capital transaction where we are treated as a non-business entity.  Therefore, the accounting for the business combination is identical to that resulting from a reverse merger, except no goodwill or other intangible assets will be recorded.  For accounting purposes, the acquired entity will be treated as the accounting acquirer and, accordingly, will be presented as the continuing entity.

ITEM 3.                      QUALITATIVE AND QUANTITATIVE DISCLOSURES ABOUT MARKET RISK

Not applicable to smaller reporting companies.

ITEM 4.                      CONTROLS AND PROCEDURES

Internal control over financial reporting refers to the process designed by, or under the supervision of, our Chief Executive Officer and Chief Financial Officer, and effected by our Board of Directors, management and other personnel, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles, and includes those policies and procedures that:

•	Pertain to the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of our assets;
•
Provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that our receipts and expenditures are being made only in accordance with authorization of our management and directors; and

•	Provide reasonable assurance regarding prevention or timely detection of unauthorized acquisitions, use or disposition of our assets that could have a material effect on the financial statements.

Internal control over financial reporting cannot provide absolute assurance of achieving financial reporting objectives because of its inherent limitations.  It is a process that involves human diligence and compliance and is subject to lapses in judgment and breakdowns resulting from human failures.  It also can be circumvented by collusion or improper management override.

Because of such limitations, there is a risk that material misstatements may not be prevented or detected on a timely basis by internal control over financial reporting.  However, these inherent limitations are known features of the financial reporting process.  Therefore, it is possible to design into the process certain safeguards to reduce, thought not eliminate, this risk.  Management is responsible for establishing and maintaining adequate internal control over our financial reporting.  To avoid segregation of duty due to management accounting size, management had engaged an outside CPA to assist in the financial reporting.

Management has used the framework set forth in the report entitled Internal Control - Integrated Framework published by the Committee of Sponsoring Organizations of the Treadway Commission, known as COSO, to evaluate the effectiveness of our internal control over financial reporting.  Based upon this assessment, management has concluded that our internal control over financial reporting was effective as of and for the year ended December 31, 2007 with the following exceptions:

•
As a part of our year end review of our disclosure controls and procedures, we determined that several of our procedures require additional documentation; no sufficient testing where conducted and further segregation of duties needs to be put in place.  It is our belief that those control procedures are being performed, however documentation of their execution is not available.  We are implementing additional documentation procedures in order to address this weakness.

Management has concluded that other than as described above, our internal control over financial reporting was effective as of and for the year ended December 31, 2007.

PART II

ITEM 1.           LEGAL PROCEEDINGS

None

ITEM 1A.        RISK FACTORS.

There has been no material change in the risk factors previously disclosed.

ITEM 2.           UNREGISTERED SALES OF EQUITY SECURITIES AND USE OF PROCEEDS

None

ITEM 3.           DEFAULTS UPON SENIOR SECURITIES

None

ITEM 4.           SUBMISSION OF MATTER TO VOTE OF SECURITY HOLDERS

None

ITEM 5.           OTHER INFORMATION

None

ITEM 6.           EXHIBITS

The following exhibits are filed with this report:

10.1	Share Exchange Agreement dated July 26, 2008, incorporated by reference to the Current Report on Form 8-K dated July 26, 2008, filed July 27, 2008.

31.1	Rule 13a-14(a)/15d-14(a) - Certification of Chief Executive Officer and Chief Financial Officer

32.1	Section 1350 Certification - Chief Executive Officer and Chief Financial Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LAS PALMAS MOBILE ESTATES
September 2, 2008	By: /s/ Diana L. Hassan Diana L. Hassan President, Secretary and Treasurer

15

Exhibit 31.1

RULE 13a-14(a) CERTIFICATION

I, Diana L. Hassan, certify that:

1.           I have reviewed this Quarterly Report on Form 10-Q of Las Palmas Mobile Estates;

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.
Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the small business issuer as of, and for, the periods presented in this report;

4.
As the sole certifying officer, I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the small business issuer and have:

a)
designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under my supervision, to ensure that material information relating to the small business issuer, including its consolidated subsidiaries, is made known to me by others within those entities, particularly during the period in which this report is being prepared;

b)
designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under my supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c)
evaluated the effectiveness of the small business issuer’s disclosure controls and procedures and presented in this report my conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

d)
disclosed in this report any change in the small business issuer’s internal control over financial reporting that occurred during the small business issuer’s most recent fiscal quarter (the small business issuer’s fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the small business issuer’s internal control over financial reporting; and

5.           As the sole certifying officer, I have disclosed, based on my most recent evaluation of internal control over financial reporting, to the small business issuer’s auditors and the audit committee of small business issuer’s board of directors (or persons performing the equivalent functions):

a)
all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the small business issuer’s ability to record, process, summarize and report financial information; and

b)	any fraud, whether or not material, that involves management or other employees who have a significant role in the small business issuer’s internal control over financial reporting.

Dated: September 2, 2008	/s/ Diana L. Hassan
Diana L. Hassan
President, Secretary and Treasurer
(principal executive and financial officer)

Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Las Palmas Mobile Estates (the “Company”) on Form 10-Q for the period ended June 30, 2008, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Diana L. Hassan, Principal Executive and Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: September 2, 2008	/s/ Diana L. Hassan
Diana L. Hassan
President, Secretary and Treasurer
(principal executive and financial officer)

APPENDIX H
Annual Report on Form 10-K

Commission File No. 000-28867

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 10-K

     [X]         ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                    THE SECURITIES EXCHANGE ACT OF 1934

For the Fiscal Year Ended: December 31, 2007

     [ ]           TRANSITION REPORT PURSUANT TO SECTION 13
                OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the Transition Period From __ to __

LAS PALMAS MOBILE ESTATES
_________________________________________________________________
(Exact Name of Small Business Issuer as Specified in its Charter)

                                                NEVADA                                                         88-0409170
                      _______________________________                        ___________________
                               (State or other jurisdiction of                                         (I.R.S. Employer
                               incorporation or organization)                                        Identification No.)

                        44489 Town Center Way, #D-234
                                 Palm Desert, California                                        92260-2789
                    _________________________________                   __________
                        (Address of principal executive offices)                        (Zip code)

Issuer's telephone number: (702) 248-1027

Securities to be registered pursuant to Section 12(b) of the Act:

None

Securities to be registered pursuant to Section 12(g) of the Act:

$.001 COMMON STOCK
________________________
(Title of Class)

1.

         Indicate by check mark if the registrant is a well-known seasoned issuer, as defined in Rule 405 of the Securities Act. Yes [ ] No [X]

         Indicate by check mark if the registrant is not required to file reports pursuant to Section 13 or 15(d) of the Act. Yes [ ] No [X]

         Indicate by check mark whether the Registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the Registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes [X] No [ ]

         Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K is not contained herein, and will not be contained, to the best of the Registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K. [ ]

         Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer or a smaller reporting company. See definitions of "large accelerated filer," "accelerated filer" and "smaller reporting company" in Rule 12b-2 of the Exchange Act. (Check one):

_____________________________________________________________________________

                                                                      Non-accelerated filer        Smaller
Large accelerated                                    (Do not check if a smaller    reporting
      filer                    Accelerated filer          reporting company)         company
       [ ]                                   [ ]                                         [ ]                            [X]
_____________________________________________________________________________

         Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Securities Exchange Act of 1934). Yes [X] No [ ]

         The aggregate market value of the Registrant's Common Stock held by non-affiliates of the Registrant (without admitting that any person whose shares are not included in such calculation is an affiliate) computed by reference to the price at which the common stock was last sold as of the last business day of the Registrant's most recently completed second fiscal quarter was $99,000.

         As of April 14, 2008, the Registrant had 33,000,000 shares of Common Stock, $0.001 par value, issued and outstanding.

DOCUMENTS INCORPORATED BY REFERENCE

     None

2.

                                                                                                                                         PAGE
                                     PART I

Item 1.  Business                                                                                                                 4

Item 1A. Risk Factors                                                                                                         5

Item 1B. Unresolved Staff Comments                                                                            10

Item 2.  Properties                                                                                                            10

Item 3.  Legal Proceedings                                                                                              10

Item 4.  Submission of Matters to a Vote of Security Holders                                    10

                                     PART II

Item 5.  Market for Registrant's Common Equity, Related Stockholder
         Matters and Issuer Purchases of Equity Securities                                               10

Item 6.  Selected Financial Data                                                                                       12

Item 7.  Management's Discussion and Analysis of Financial Condition
         and Results of Operations                                                                                        12

Item 7A. Quantitative and Qualitative Disclosures About Market Risk                        14

Item 8.  Financial Statements and Supplementary Data                                                   15

Item 9.  Changes in and Disagreements With Accountants on Accounting
         and Financial Disclosure                                                                                           27

Item 9A. Controls and Procedures                                                                                    27

Item 9B. Other Information                                                                                               28

                                    PART III

Item 10. Directors, Executive Officers and Corporate Governance                              28

Item 11. Executive Compensation                                                                                     30

Item 12. Security Ownership of Certain Beneficial Owners and
         Management and Related Stockholder Matters                                                       30

Item 13. Certain Relationships and Related Transactions, and Director
         Independence                                                                                                               31

Item 14. Principal Accountant Fees and Services                                                             31

                                    PART IV

Item 15. Exhibits and Financial Statement Schedules                                                      32

Signatures                                                                                                                             33

3.

PART I

ITEM 1.   BUSINESS.

Introduction

         Las Palmas Mobile Estates (the "Company") was incorporated on October 29, 1992 under the laws of the State of Nevada. We had intended to form a subsidiary and have said subsidiary serve as the general partner of a limited partnership which was to be a developer and builder of one or more mobile home parks in Southern California. We intended to develop a park that would have manufactured trailers of high quality construction.

         Our business strategy was to emphasize (i) marketing our parks principally to the second home market (where we believed there was significant long-term demand) and (ii) focusing our development activities in the fast growing areas of the Coachella Valley, California market, where land and development costs were relatively low and the demand was higher.

         Despite the then recent slowdown in the Southern California homebuilding industry and the economy in general, we believed California offered substantial long-term prospects for a developer of a mobile home park due to the State's strong demand characteristics and supply constraints. We expected to be able to meet our short term cash requirements (i) initially by bank construction loans and thereafter from (ii) the sale or lease of the fully developed properties. We further anticipated, although there was no assurance, that our long-term cash needs would be satisfied by an equity infusion through the sale of our securities, and from the development and leasing of units in the property.

         Between November 8, 1992 and approximately March 31, 1993, we investigated certain business opportunities but did not commence actual construction activities in connection with development and building activities.  As at May 31, 1993, all funds raised by the sale of shares in order to fulfill our initial objective had been expended and we, thereafter became dormant. From April 1, 1993 until the present, we were inactive and could be deemed to be a so-called "shell" company, whose only purpose at this time is to determine and implement a new business purpose.

         As of the date hereof, we can be defined as a "shell" company, an entity which is generally described as having no or nominal operations and with no or nominal assets or assets consisting solely of cash and cash equivalents. As a shell company, our sole purpose at this time is to locate and consummate a merger or acquisition with a private entity.

         Also, as of the date hereof, based upon our proposed future business activities, we may also be deemed a "blank check" company. The Securities and Exchange Commission definition of such a company is a development stage company that has no specific business plan or purpose, or has indicated that its business plan is to engage in a merger or acquisition with an unidentified company or companies, or other entity or person and is issuing "penny stock."

         A "penny stock" security is any equity security other than a security (i) that is a reported security (ii) that is issued by an investment company (iii) that is a put or call issued by the Option Clearing Corporation (iv) that has a price of $5.00 or more (except for purposes of Rule 419 of the Securities Act of 1933, as amended) (v) that is registered on a national securities exchange (vi) that is authorized for quotation on the Nasdaq Stock Market, unless other provisions of the defining rule are not satisfied, or (vii) that is issued by an issuer with (a) net tangible assets in excess of $2,000,000, if in continuous operation for more than three years or $5,000,000 if in operation for less than three years or (b) average revenue of at least $6,000,000 for the last three years.

4.

         We became a reporting company on a voluntary basis because the primary attraction of the Company as a merger partner or acquisition vehicle will be its status as a public company. In addition, we became a reporting company to enhance investor protection and to provide information if a trading market commences. Only those companies that report their current financial information to the Securities and Exchange Commission, banking, or insurance regulators are permitted to be quoted on the OTC Bulletin Board System.

ITEM 1A.  RISK FACTORS.

         Our business is subject to numerous risk factors, including the following:

1.   We have had no operating history nor any revenues or earnings from operations and we are insolvent.

         We have no assets or financial resources. We will, in all likelihood, sustain operating expenses without corresponding revenues, at least until the consummation of a business combination. This may result in us incurring a net operating loss that will increase continuously until we can consummate a business combination with a profitable business opportunity. There is no assurance that we can identify such a business opportunity and consummate such a business combination.

         Our auditor's going concern opinion and the notation in the financial statements indicate that we do not have significant cash or other material assets and that we are relying on advances from stockholders, officers and directors to meet our limited operating expenses. We are insolvent in that we are unable to pay our debts in the ordinary course of business as they become due.

2.   Our proposed plan of operation is speculative.

         The success of our proposed plan of operation will depend to a great extent on the operations, financial condition and management of the identified business opportunity. While management intends to seek business combination(s) with entities having established operating histories, there can be no assurance that we will be successful in locating candidates meeting such criteria. In the event we complete a business combination, of which there can be no assurance, the success of our operations may be dependent upon management of the successor firm or venture partner firm and numerous other factors beyond our control.

3.   We face intense competition for business opportunities and combinations

         We are and will continue to be an insignificant participant in the business of seeking mergers with, joint ventures with and acquisitions of small private and public entities. A large number of established and well-financed entities, including venture capital and hedge fund firms, are active in mergers and acquisitions of companies that may be our desirable target candidates.  Nearly all such entities have significantly greater financial resources, technical expertise and managerial capabilities than we have and, consequently, we will be at a competitive disadvantage in identifying possible business opportunities and successfully completing a business combination. Moreover, we will also compete in seeking merger or acquisition candidates with numerous other small public companies.

4.   We have no agreements for a business combination or other transaction and have established no standards for a business combination.

         We have no arrangement, agreement or understanding with respect to engaging in a merger with, joint venture with or acquisition of, a private or public entity. There can be no assurance that we will be successful in identifying and evaluating suitable business opportunities or in concluding a business combination. Management has not identified any particular industry or specific business within an industry for our evaluation. There is no assurance that we will be able to negotiate a business combination on terms favorable to us. We have not established a specific length of operating history or a specified level of earnings, assets, net worth or other criteria which it will require a target business opportunity to have achieved, and without which we would not consider a business combination in any form with such business opportunity. Accordingly, we may enter into a business combination with a business opportunity having no significant operating history, losses, limited or no potential for earnings, limited assets, negative net worth or other negative characteristics.

5.

5.   Our success is dependent on management that has other full time employment, has limited experience and will only devote limited part time working for the Company that makes our future even more uncertain.

         We have not entered into a written employment agreement with our officers and director and none is expected in the foreseeable future. We have not obtained key man life insurance of our officers or director. Notwithstanding the combined limited experience and time commitment of management, the loss of the services of Diana L. Hassan would adversely affect development of our business and our likelihood of continuing operations.

6.   The reporting requirements under federal securities law may delay or prevent us from making certain acquisitions.

         Sections 13 and 15(d) of the Securities Exchange Act of 1934, as amended, (the "1934 Act"), require companies subject thereto to provide certain information about significant acquisitions, including certified financial statements for the company acquired, covering one, two, or three years, depending on the relative size of the acquisition. The time and additional costs that may be incurred by some target entities to prepare such statements may significantly delay or essentially preclude consummation of an otherwise desirable acquisition by the Company. Acquisition prospects that do not have or are unable to obtain the required audited statements may not be appropriate for acquisition so long as the reporting requirements of the 1934 Act are applicable.

        In addition to the audited financial statements, in the filing of the Form 8-K that we file to report an event that causes us to cease being a shell company, we will be required to include that information that is normally reported by a company in a Form 10. The time and additional costs that may be incurred by some target entities to prepare and disclose such information may significantly delay or essentially preclude consummation of an otherwise desirable acquisition by the Company.

7.   The Investment Company Act of 1940 creates a situation wherein we would be required to register and could be required to incur substantial additional costs and expenses.

         Although we will be subject to regulation under the 1934 Act, management believes the Company will not be subject to regulation under the Investment Company Act of 1940, insofar as we will not be engaged in the business of investing or trading in securities. In the event we engage in business combination that result in us holding passive investment interests in a number of entities, we could be subject to regulation under the Investment Company Act of 1940. In such event, we would be required to register as an investment company and could be expected to incur significant registration and compliance costs. We have obtained no formal determination from the Securities and Exchange Commission as to the status of our Company under the Investment Company Act of 1940 and, consequently, any violation of such Act would subject us to material adverse consequences.

8.   Our present management most likely will not remain after we complete a business combination.

         A business combination involving the issuance of our Common Stock will, in all likelihood, result in the shareholders of a private company obtaining a controlling interest in us. Any such business combination may require our management to sell or transfer all or a portion of the Company's Common Stock held and/or resign as a member of the Board of Directors. The resulting change in our control could result in removal of one or more present officers and directors and a corresponding reduction in or elimination of any participation in our future affairs.

9.   At the time we do any business combination, each shareholder will most likely hold a substantially lesser percentage ownership in the Company.

6.

         Our current primary plan of operation is based upon a business combination with a private concern that, in all likelihood, would result in the Company issuing securities to shareholders of any such private company. The issuance of our previously authorized and unissued Common Stock would result in reduction in percentage of shares owned by our present and prospective shareholders and may result in a change in our control or in our management.

10.  As a shell company, we face substantial additional adverse business and legal consequences.

         We may enter into a business combination with an entity that desires to establish a public trading market for its shares. A business opportunity may attempt to avoid what it deems to be adverse consequences of undertaking its own public offering by seeking a business combination with us. Such consequences may include, but are not limited to, time delays of the registration process, significant expenses to be incurred in such an offering, loss of voting control to public shareholders and the inability or unwillingness to comply with various federal and state laws enacted for the protection of investors.

         On June 29, 2005, the Securities and Exchange Commission adopted final rules amending the Form S-8 and the Form 8-K for shell companies like us. The amendments expand the definition of a shell company to be broader than a company with no or nominal operations/assets or assets consisting of cash and cash equivalents, the amendments prohibit the use of a From S-8 (a form used by a corporation to register securities issued to an employee, director, officer, consultant or advisor), under certain circumstances, and revise the Form 8-K to require a shell company to include current Form 10 information, including audited financial statements, in the filing on Form 8-K that the shell company files to report the acquisition of the business opportunity. This initial filing is within four days of the acquisition. The Form 8-K filing may be reviewed by the Securities and Exchange Commission and the prospects of certain disclosures or review or the lack of the ability to issue securities using a Form S-8 may delay the consummation of a business combination because of the target entities inability to comply with various federal and state laws enacted for the protection of investors or the unwillingness to assume the significant costs of compliance.

11.  The requirement of audited financial statements may disqualify business opportunities.

         Our management believes that any potential business opportunity must provide audited financial statements for review, for the protection of all parties to the business combination. One or more attractive business opportunities may choose to forego the possibility of a business combination with us, rather than incur the expenses associated with preparing audited financial statements.

12.  Our officers and directors are the principal shareholders and will be able to approve all corporate actions without shareholder consent and will control our Company.

         Our principal shareholder, Diana L. Hassan, currently own approximately 70% of our Common Stock. She will have significant influence over all matters requiring approval by our shareholders, but not requiring the approval of the minority shareholders. In addition, she will be able to elect all of the members of our board of directors, allowing them to exercise significant control of our affairs and management. In addition, she may transact most corporate matters requiring shareholder approval by written consent, without a duly-noticed and duly-held meeting of shareholders.

13.  Our Common Stock may never be public traded and you may have no ability to sell the shares.

         There is a limited public trading market for our shares of Common Stock. The Financial Industry Regulatory Authority Inc. ("FINRA") has approved the entry of a price quotation for our Common Stock on the OTC Bulletin Board system and our symbol is LPME. There can be no assurance that a market for our Common Stock will be established or that, if established, a market will be sustained. Therefore, if you purchase our Common Stock you may be unable to sell them. Accordingly, you should be able to bear the financial risk of losing your entire investment.

7.

         Only market makers can apply to or quote securities. Market makers who desire to initiate quotations in the OTC Bulletin Board system must complete an application (Form 211) (unless an exemption is applicable) and by doing so, will have to represent that it has satisfied all applicable requirements of the Securities and Exchange Commission Rule 15c2-11 and the filing and information requirements promulgated under the FINRA Bylaws. The OTC Bulletin Board will not charge us with a fee for being quoted on the service. FINRA rules prohibit market makers from accepting any remuneration in return for quoting issuers' securities on the OTC Bulletin Board or any similar medium. The FINRA will review the market maker's application (unless an exemption is applicable) and if cleared, it cannot be assumed by any investor that any federal, state or self-regulatory requirements other than certain FINRA rules and Rule 15c2-11 have been considered by the FINRA Furthermore, the clearance should not construed by any investor as indicating that the FINRA, the Securities and Exchange Commission or any state securities commission has passed upon the accuracy or adequacy of the documents contained in the submission.

         The OTC Bulletin Board is a market maker or dealer-driven system offering quotation and trading reporting capabilities - a regulated quotation service - that displays real-time quotes, last-sale prices, and volume information in OTC equity securities. The OTC Bulletin Board securities are not listed and traded on the floor of an organized national or regional stock exchanges. Instead, OTC Bulletin Board securities transactions are conducted through a telephone and computer network connecting market makers or dealers in stocks.

14.  Our shareholders may face significant restrictions on the resale of our Common Stock due to state "blue sky" laws or if we are determined to be a "blank check" company.

         There are state regulations that may adversely affect the transferability of our Common Stock. We have not registered our Common Stock for resale under the securities or "blue sky" laws of any state. We may seek qualification or advise our shareholders of the availability of an exemption. We are under no obligation to register or qualify our Common Stock in any state or to advise the shareholders of any exemptions.

         Current shareholders, and person who desire to purchase the Common Stock in any trading market that may develop in the future, should be aware that there might be significant state restrictions upon the ability of new investors to purchase the Common Stock.

         Blue sky laws, regulations, orders, or interpretations place limitations on offerings or sales of securities by "blank check" companies or in "blind-pool" offerings, or if such securities represent "cheap stock" previously issued to promoters or others. Our initial shareholders, because they originally paid $.01 for each share, may be deemed to hold "cheap stock." These limitations typically provide, in the form of one or more of the following limitations, that such securities are:

     (a)  Not eligible for sale under exemption provisions permitting sales without registration to accredited investors or qualified purchasers;

     (b)  Not eligible for the transaction exemption from registration for non-issuer transactions by a registered broker-dealer;

     (c)  Not eligible for registration under the simplified small corporate offering registration (SCOR) form available in many states;

     (d)  Not eligible for the "solicitations of interest" exception to securities registration requirements available in many states;

     (e)  Not permitted to be registered or exempted from registration, and thus not permitted to be sold in the state under any circumstances.

         Virtually all 50 states have adopted one or more of these limitations, or other limitations or restrictions affecting the sale or resale of stock of blank check companies or securities sold in "blind pool" offerings or "cheap stock" issued to promoters or others. Specific limitations on such offerings have been adopted in:

8.

Alaska	Nevada	Tennessee
Arkansas	New Mexico	Texas
California	Ohio	Utah
Delaware	Oklahoma	Vermont
Florida	Oregon	Washington
Georgia	Pennsylvania
Idaho	Rhode Island
Indiana	South Carolina
Nebraska	South Dakota

         Any secondary trading market which may develop, may only be conducted in those jurisdictions where an applicable exemption is available or where the shares have been registered.

         We do not have any legal opinions as it relates to whether we were a blind pool or blank-check company. The Securities and Exchange Commission have adopted a rule (Rule 419) which defines a blank-check company as (i) a development stage company, that is (ii) offering penny stock, as defined by Rule 3a51-1, and (iii) that has no specific business plan or purpose or has indicated that its business plan is engage in a merger or acquisition with an unidentified company or companies. Certain jurisdictions may have definitions that are more restrictive than Rule 419. We have been informed that the Securities and Exchange Commission has cautioned that "it will scrutinize registered offerings for attempts to create the appearance that the registrant... has a specific business plan, in an effort to avoid the applicable of Rule 419." Provisions of Rule 419 apply to every registration statement filed under the Securities Act of 1933, as amended, relating to an offering by a blank-check company. We have never filed a registration statement under the Securities Act of 1933, as amended.

         The provisions of Rule 144 for shares subsequently issued by a shell company may further restrict the sale of newly issued shares of Common Stock.

         The Company's officer, director and majority shareholder has expressed her intention not to engage in any transactions with respect to the Company's Common Stock except in connection with or following a business combination resulting in us no longer being defined as a shell company or blank check issuer.

15.  Our Common Stock may be subject to significant restriction on resale due to federal penny stock restrictions.

         The Securities and Exchange Commission has adopted rules that regulate broker or dealer practices in connection with transactions in penny stocks. Penny stocks generally are equity securities with a price of less than $5.00 (other than securities registered on certain national securities exchanges or quoted on the Nasdaq system, provided that current price and volume information with respect to transactions in such securities is provided by the exchange system). The penny stock rules require a broker or dealer, prior to a transaction in a penny stock not otherwise exempt from the rules, to deliver a standardized risk disclosure document prepared by the Securities and Exchange Commission that provides information about penny stocks and the nature and level of risks in the penny stock market. The broker or dealer also must provide the customer with bid and offer quotations for the penny stock, the compensation of the broker or dealer, and its salesperson in the transaction, and monthly account statements showing the market value of each penny stock held in the customer's account. The penny stock rules also require that prior to a transaction in a penny stock not otherwise exempt from such rules, the broker or dealer must make a special written determination that a penny stock is a suitable investment for the purchaser and receive the purchaser's written agreement to the transaction.

         These disclosure requirements may have the effect of reducing the level of trading activity in any secondary market for our stock that becomes subject to the penny stock rules, and accordingly, shareholders of our Common Stock may find it difficult to sell their securities, if at all.

9.

ITEM 1B.  UNRESOLVED STAFF COMMENTS.

         We have no unresolved comments from the Staff of the Securities and Exchange Commission.

ITEM 2.   PROPERTIES.

         We have no properties and at this time we have no agreements to acquire any properties. We currently have a mailing address at 44489 Town Center Way, #d-234, Palm Desert, California 92260-2789 and we are permitted to occupy office space at 6767 Tropicana Avenue, Suite 207, Las Vegas, Nevada 89103. This space is provided to the Company by our resident agent on a rent free basis, and it is anticipated that this arrangement will remain until such time as the Company successfully consummates a merger or acquisition. We believe that this arrangement will meet our needs for the foreseeable future.

ITEM 3.   LEGAL PROCEEDINGS.

         There is no litigation pending or threatened by or against the Company.

ITEM 4.   SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

         There have been no matters submitted to the Company's security holders.

PART II

ITEM 5.   MARKET FOR REGISTRANT'S COMMON EQUITY, RELATED STOCKHOLDER MATTERS AND ISSUER PURCHASES OF EQUITY SECURITIES.

     (a) Market Price.

         Although our Common Stock is quoted in the OTC Bulletin Board System [LPME], there is no established trading market in our Common Stock. Our Common Stock is traded on a sporatic basis.

         The Securities and Exchange Commission adopted Rule 15g-9, which established the definition of a "penny stock," for purposes relevant to the Company, as any equity security that has a market price of less than $5.00 per share or with an exercise price of less than $5.00 per share, subject to certain exceptions. For any transaction involving a penny stock, unless exempt, the rules require: (i) that a broker or dealer approve a person's account for transactions in penny stocks; and (ii) the broker or dealer receive from the investor a written agreement to the transaction, setting forth the identity and quantity of the penny stock to be purchased. In order to approve a person's account for transactions in penny stocks, the broker or dealer must (i) obtain financial information and investment experience and objectives of the person; and (ii) make a reasonable determination that the transactions in penny stocks are suitable for that person and that person has sufficient knowledge and experience in financial matters to be capable of evaluating the risks of transactions in penny stocks. The broker or dealer must also deliver, prior to any transaction in a penny stock, a disclosure schedule prepared by the Commission relating to the penny stock market, which, in highlight form, (i) sets forth the basis on which the broker or dealer made the suitability determination; and (ii) that the broker or dealer received a signed, written agreement from the investor prior to the transaction. Disclosure also has to be made about the risks of investing in penny stock in both public offering and in secondary trading, and about commissions payable to both the broker-dealer and the registered representative, current quotations for the securities and the rights and remedies available to an investor in cases of fraud in penny stock transactions. Finally, monthly statements have to be sent disclosing recent price information for the penny stock held in the account and information on the limited market in penny stocks.

         For the initial listing in the NASDAQ SmallCap market, a company must have net tangible assets of $4 million or market capitalization of $50 million or a net income (in the latest fiscal year or two of the last fiscal years) of $750,000, a public float of 1,000,000 shares with a market value of $5 million.

10.

The minimum bid price must be $4.00 and there must be 3 market makers. In addition, there must be 300 shareholders holding 100 shares or more, and the company must have an operating history of at least one year or a market capitalization of $50 million.

         For continued listing in the NASDAQ SmallCap market, a company must have net tangible assets of $2 million or market capitalization of $35 million or a net income (in the latest fiscal year or two of the last fiscal years) of $500,000, a public float of 500,000 shares with a market value of $1 million. The minimum bid price must be $1.00 and there must be 2 market makers. In addition, there must be 300 shareholders holding 100 shares or more.

         Management intends to strongly consider undertaking a transaction with any merger or acquisition candidate that will allow our securities to be traded without the aforesaid limitations. However, there can be no assurances that, upon a successful merger or acquisition, we will qualify our securities for listing on NASDAQ or some other national exchange, or be able to maintain the maintenance criteria necessary to insure continued listing. The failure of the Company to qualify our securities or to meet the relevant maintenance criteria after such qualification in the future may result in the discontinuance of the inclusion of the Company's securities on a national exchange. In such events, trading, if any, in our securities may then continue in the non-NASDAQ over-the-counter market. As a result, a shareholder may find it more difficult to dispose of, or to obtain accurate quotations as to the market value of, the Company's securities.

     (b) Holders.

         There are twenty six (26) holders of the Company's Common Stock. In 1992, we issued 33,000,000 (as adjusted for a stock dividend) of our Common Stock for cash. All of the issued and outstanding shares of the Company's Common Stock were issued in accordance with the exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended.

         Currently, all of our issued and outstanding shares of Common Stock held by non-affiliates are eligible for sale under Rule 144 promulgated under the Securities Act of 1933, as amended, subject to certain limitations included in said Rule. In general, under Rule 144, a person (or persons whose shares are aggregated), who has satisfied a six month holding period, under certain circumstances, has unlimited public resales under said Rule.

         Rule 144 dos not prohibit the resale of securities under said Rule that were not initially issued by a reporting or non-reporting shell company or an issuer that has been previously such a company, even though we may be a shell at the time of sale. At the time of the original issuance, we were not a shell issuer.

     (c) Dividends.

         We have not paid cash dividends to date and have no plans to pay any cash dividends in the immediate future. On October 29, 2007, our board of directors declared a 14 for 1 stock dividend to our stockholders of record as of November 14, 2007. The 2,200,000 shares of stock currently outstanding became 33,000,000 shares. The transfer agent delivered the dividend shares to our stockholders entitled thereto on or about November 15, 2007.

     (d) Application of California law.

         Section 2115 of the California General Corporation law provides that a corporation incorporated under the laws of a jurisdiction other than California, but which has more than one-half of its "outstanding voting securities" and which has a majority of its property, payroll and sales in California, based on the factors used in determining its income allocable to California on its franchise tax returns, may be required to provide cumulative voting until such time as the Company has its shares listed on certain national securities exchanges, or designated as a national market security on NASDAQ (subject to certain limitations). Accordingly, holders of our Common Stock may be entitled to one vote for each share of Common Stock held and may have cumulative voting rights in the election of directors. This means that holders are entitled to one

11.

vote for each share of Common Stock held, multiplied by the number of directors to be elected, and the holder may cast all such votes for a single director, or may distribute them among any number of all of the directors to be elected.

         Our existing directors who are also shareholders, acting in harmony, will be able to elect all of the members of the board of directors even if Section 2115 is applicable.

     (e) Purchases of Equity Securities.

         On December 13, 2004 and August 1, 2006, respectively, David Phillipson and Peter John Berzins, prior officers and directors, for no consideration, transferred all of their shares of the Company to Diana L. Hassan. Except for said transfer of said shares, we (and affiliated purchasers) have made no purchases or repurchases of any securities of any issuer.

     (f) Increase in Authorized Common Stock.

         Effective as of October 31, 2007, Article FOURTH of our Articles of Incorporation was amended to provide that our corporation shall have the authority to issue 100,000,000 shares of common stock, par value for each such share is $.001. There was no change in any of the rights or preferences presently existing for our existing shareholders. Nevada Revised Statutes (78.209) permits an officer to file with the Secretary of State, a Certificate of Change reflecting the amendment.

     (g) Securities Authorized for Issuance under an Equity Compensation Plan.

         We have not authorized the issuance of any of our securities in connection with any form of equity compensation plan.

     (h) Recent Sale of Unregistered Securities.

         During the year ended December 31, 2007, we did not have any sales of any of our securities.

ITEM 6.   SELECTED FINANCIAL DATA

         Not applicable to smaller reporting companies.

ITEM 7.   MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS.

         This discussion may contain certain forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Actual results could differ materially from those forward-looking statements. The factors that may cause actual results to differ materially is that the Company has no arrangement, agreement or understanding with respect to engaging in a merger with, joint venture with or acquisition of, a private or public company and that there can be no assurance that the Company will be successful in identifying and evaluating suitable business opportunities or completing a business combination.

Plan of Operation.

         We will continue to seek a new business opportunity or business combination over the next twelve month period of time. We are currently not engaged in any preliminary negotiations to effectuate a business combination. The majority shareholder has had preliminary negotiations that, if consummated, may result in a change in control. We have been informed that, if, pursuant to any arrangement or understanding with the person or persons acquiring securities in a transaction subject to the 1934 Act, any persons are to be elected or designated as directors of the Company, otherwise than at a meeting of security holders, and the persons so elected or designated will constitute a majority of the directors of the Company, then, not less than 10 days prior to the date any such persons take office as a director, or such shorter period prior to the date the Securities and Exchange Commission may authorize upon a showing of good cause therefore, the Company shall file with the Securities and Exchange

12.

Commission and transmit to all holders of record of securities of the Company who would be entitled to vote at a meeting for election of directors, information substantially equivalent to certain information which would be required by Schedule 14A of Regulation 14A to be transmitted if such person or persons were nominees for election as directors at a meeting of such security holders.

         We are dependent upon our officers to meet any de minimis costs that we may incur. Diana L. Hassan, an officer and director of the Company, has agreed to provide the necessary funds, without interest, for us to comply with the 1934 Act; provided that she is an officer and director of the Company when the obligation is incurred. As part of any transaction that may result in the change in our control, Diana L. Hassan may forgive the indebtedness owed to her by us.

         Since we have had no operating history nor any revenues or earnings from operations, with no significant assets or financial resources, we will in all likelihood continue to sustain operating expenses without corresponding revenues, at least until the consummation of a business combination. This may result in us incurring a net operating loss which will increase continuously until we can consummate a business combination with a profitable business opportunity and consummate such a business combination.

Financial Condition.

         Our auditor's going concern opinion and the notation in the financial statements indicate that we do not have significant cash or other material assets and that we are relying on advances from stockholders, officers and directors to meet limited operating expenses. We do not have sufficient cash or other material assets or do we have sufficient operations or an established source of revenue to cover our operational costs that would allow us to continue as a going concern. We are insolvent in that we are unable to pay our debts in the ordinary course of business as they become due. Our financial statements do not include any adjustments relating to the recoverability and classification of asset carrying amounts and classification of liabilities that might result should we be unable to continue as a going concern.

         We are unable to predict our future income; accordingly, we do not know when our operating expenses and operating losses will cease and when we will begin reducing our accumulated deficit and commence repayment of the officers' advances, if ever.

Liquidity.

         As of December 31, 2007, we had no assets and we have total liabilities of $11,283 and we had a negative net worth of $11,283. As of December 31, 2006, we had no assets and we have total liabilities of $6,310 and a negative net worth of $6,310. Our net worth and total liabilities each increased by 4,998.

         We have had no revenues from inception through December 31, 2007. We have a loss from inception through December 31, 2006 of $39,310. Our loss from inception through December 31, 2006 was $44,283 or an increase of $5,183 in 2007.

         We have officer's advances of $6,285 from inception to December 31, 2006. The officer's advances as of December 31, 2007 was $11,283 or an increase of $4,998 from the prior year.

Accounting for a Business Combination.

         In July 2001, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards "SFAS" No. 141, "Business Combinations" and SFAS No. 142, "Goodwill and Other Intangible Assets." SFAS No. 141 requires business combinations initiated after June 30, 2001 to be accounted for using the purchase method of accounting, and broadens the criteria for recording intangible assets separate from goodwill. Recorded goodwill and intangibles will be evaluated against these new criteria and may result in certain intangibles being subsumed into goodwill, or alternatively, amounts initially recorded as goodwill may be separately identified an recognized apart from goodwill. SGAS No. 142 requires the use of a non-amortization approach to account for purchased goodwill and certain intangibles. Under a non-amortization approach, goodwill and certain intangibles is more than its fair value. Goodwill is the excess of the acquisition costs of the acquired entity over the fair value of the identifiable net assets acquired. The Company is required to test goodwill and

13.

intangible assets that are determined to have an indefinite life for impairments at least annually. The provisions of SFAS No. 142 require the completion of an annual impairment test with any impairment recognized in current earnings. The provisions of SFAS No. 141 and SFAS No. 142 may be applicable to any business combination that we may enter into in the future.

         We have also been informed that most business combinations will be accounted for as a reverse acquisition with us being the surviving registrant. As a result of any business combination, if the acquired entity's shareholders will exercise control over us, the transaction will be deemed to be a capital transaction where we are treated as a non-business entity. Therefore, the accounting for the business combination is identical to that resulting from a reverse merger, except no goodwill or other intangible assets will be recorded. For accounting purposes, the acquired entity will be treated as the accounting acquirer and, accordingly, will be presented as the continuing entity.

ITEM 7A.  QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

         Not applicable to smaller reporting companies.

14.

ITEM 8.   FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA.

LAS PALMAS MOBILE ESTATES
(A Development Stage Enterprise)

FINANCIAL REPORTS

DECEMBER 31, 2007
DECEMBER 31, 2006

15.

LAS PALMAS MOBILE ESTATES
(A DEVELOPMENT STAGE ENTERPRISE)

CONTENTS

____________________________________________________________________________

Report of Independent Registered Public Accounting Firm                   17

FINANCIAL STATEMENTS

   Balance Sheets                                                                                        18

   Statements of Operations                                                                      19

   Statements of Stockholders' Deficit                                                    20

   Statements of Cash Flows                                                                     21

   Notes to Financial Statements                                                           22-26
____________________________________________________________________________

16.

KLT CPA, LLC
KYLE L. TINGLE
PERSONAL FINANCIAL PLANNING,
BUSINESS SERVICES & TAX PLANNING

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors
Las Palmas Mobile Estates
Las Vegas, Nevada

We have audited the accompanying balance sheets of Las Palmas Mobile Estates (A Development Stage Enterprise) as of December 31, 2007 and 2006 the related statements of operations, stockholder's deficit, and cash flows for the years then ended and the period October 29, 1992 (inception) through December 31, 2007. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Las Palmas Mobile Estates (A Development Stage Enterprise) as of December 31, 2007 and 2006 and the results of its operations and cash flows for years then ended and the period October 29, 1992 (inception) through December 31, 2007, in conformity with U.S. generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has limited operations and has no established source of revenue. This raises substantial doubt about its ability to continue as a going concern. Management's plan in regard to these matters is also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Kyle L. Tingle, CPA, LLC

March 14, 2008
Las Vegas, Nevada

17.

LAS PALMAS MOBILE ESTATES
(A DEVELOPMENT STAGE ENTERPRISE)
 BALANCE SHEETS

	December 31, 2007	December 31, 2006
ASSETS

CURRENT ASSETS	$0	$0
Total current assets	$0	$0
Total assets	$0	$0

LIABILITIES AND STOCKHOLDERS’ DEFICIT

CURRENT LIABILITIES
Accounts payable	$0	$25
Officers advances	11,283	6,285

Total current liabilities	$11,283	$6,310

STOCKHOLDERS' DEFICIT
Common stock: $.001 par value; authorized 100,000,000 shares; issued and outstanding: 33,000,000 shares at December 31, 2007 and 2006	33,000	33,000
Additional paid in capital	0	0
Accumulated deficit during development stage	(44,283)	(39,310)

Total stockholders' deficit	$(11,283)	$(6,310)

Total liabilities and stockholders' deficit	$0	$0

See Accompanying Notes to Financial Statements.

18.

LAS PALMAS MOBILE ESTATES
(A DEVELOPMENT STAGE ENTERPRISE)
STATEMENTS OF OPERATIONS

	Year Ended December 31, 2007	Year Ended December 31, 2006	Oct. 29, 1992 (inception) to December 31, 2007

Revenues	$0	$0	$0
Cost of revenue	0	0	0

Gross profit	$0	$0	$0
General, selling and administrative expenses	4,973	4,165	33,283

Operating loss	$(4,973)	$(4,165)	$(33,283)
Nonoperating income (expense)	0	0	0

Net loss	$(4,973)	$(4,165)	$(33,283)

Net loss per share, basic and diluted	$(0.00)	$(0.00)
Average number of shares of common stock outstanding	33,000,000	33,000,000

See Accompanying Notes to Financial Statements.

19.

LAS PALMAS MOBILE ESTATES
(A DEVELOPMENT STAGE ENTERPRISE)
STATEMENTS OF STOCKHOLDERS' DEFICIT

	Common Stock
	Shares	Amount	Additional Paid-In Capital	Accumulated Deficit During Development Stage	Total
November 8, 1992, issue common stock	33,000,000	$33,000	$0	$(11,000)	$22,000
Net loss, December 31, 1992				(340)	(340)
Balance, December 31, 1992	33,000,000	$33,000	$0	$(11,340)	$21,660
Net loss, December 31, 1993				(21,660)	(21,660)
Balance, December 31, 1993	33,000,000	$33,000	$0	$(33,000)	$0
Net loss, December 31, 1994				(85)	(85)
Balance, December 31, 1994	33,000,000	$33,000	$0	$(33,085)	$(85)
Net loss, December 31, 1995				(85)	(85)
Balance, December 31, 1995	33,000,000	$33,000	$0	$(33,170)	$(170)
Net loss, December 31, 1996				(85)	(85)
Balance, December 31, 1996	33,000,000	$33,000	$0	$(33,255)	$(255)
Net loss, December 31, 1997				(380)	(380)
Balance, December 31, 1997	33,000,000	$33,000	$0	$(33,635)	$(635)
Net loss, December 31, 1998				(85)	(85)
Balance, December 31, 1998	33,000,000	$33,000	$0	$(33,720)	$(720)
Net loss, December 31, 1999				(85)	(85)
Balance, December 31, 1999	33,000,000	$33,000	$0	$(33,805)	$(805)
July 3, 2000, changed from no par value to $0.001 July 3, 2000, forward stock 1000:1 Net loss, December 31, 2000				(340)	(340)
Balance, December 31, 2000	33,000,000	$33,000	$0	$(34,145)	$(1,145)
Net loss, December 31, 2001				(85)	(85)
Balance, December 31, 2001	33,000,000	$33,000	$0	$(34,230)	$(1,230)
Net loss, December 31, 2002				(85)	(85)
Balance, December 31, 2002	33,000,000	$33,000	$0	$(34,315)	$(1,315)
Net loss, December 31, 2003				(85)	(85)
Balance, December 31, 2003	33,000,000	$33,000	$0	$(34,400)	$(1,400)
Net loss, December 31, 2004				(545)	(545)
Balance, December 31, 2004	33,000,000	$33,000	$0	$(34,945)	$(1,945)
Net loss, December 31, 2005				(200)	(200)
Balance, December 31, 2005	33,000,000	$33,000	$0	$35,145)	$(2,145)
Net loss, December 31, 2006				(4,165)	(4,165)
Balance, December 31, 2006	33,000,000	$33,000	$0	$(39,310)	$(6,310)
November 14, 2007, 14 for 1 stock dividend Net loss, December 31, 2007				(4,973)	(4,973)
Balance, December 31, 2007	33,000,000	$33,000	$0	$(44,283)	$(11,283)

See Accompanying Notes to Financial Statements.

20.

LAS PALMAS MOBILE ESTATES
(A DEVELOPMENT STAGE ENTERPRISE)
STATEMENTS OF CASH FLOWS

	Year Ended December 31, 2007	Year Ended December 31, 2006	Oct. 29, 1992 (inception) to December 31, 2007

Cash Flows From
Operating Activities
Net Loss	$(4,973)	$(4,165)	$(33,283)
Adjustments to reconcile net loss to cash used in operating activities: Changes in assets and liabilities Increase decrease) in accounts payable	(25)	(975)	0

Net cash used in operating activities	$(4,998)	$5,140	$(33,283)

Cash Flows From	$0	$0	$0
Investing Activities
Cash Flows From
Financing Activities
Issuance of common stock	$0	$0	$22,000
Increase in officer advances	4,998	5,140	11,283

Net cash provided by financing activities	$4,998	$5,140	$33,283

Net increase (decrease) in cash	$0	$0	$0
Cash, beginning of period	0	0	0
Cash, end of period	$0	$0	$0

Supplemental Information and Non-monetary Transactions:
Interest paid	$0	$0	$0
Taxes paid	$0	$0	$0

See Accompanying Notes to Financial Statements.

21.

LAS PALMAS MOBILE ESTATES
(A DEVELOPMENT STAGE ENTERPRISE)
NOTES TO FINANCIAL STATEMENTS

NOTE 1.  NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES

NATURE OF BUSINESS:

Las Palmas Mobile Estates ("Company") was organized October 29, 1992 under the laws of the State of Nevada. The Company currently has no operations and, in accordance with Statement of Financial Accounting Standard (SFAS) No. 7, "ACCOUNTING AND REPORTING BY DEVELOPMENT STAGE ENTERPRISES," is considered a Development Stage Enterprise.

A SUMMARY OF THE COMPANY'S SIGNIFICANT ACCOUNTING POLICIES IS AS FOLLOWS:

ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

CASH

For the Statements of Cash Flows, all highly liquid investments with maturity of three months or less are considered to be cash equivalents. There were no cash equivalents as of December 31, 2007 and 2006.

INCOME TAXES

Income taxes are provided for using the liability method of accounting in accordance with SFAS No. 109 "ACCOUNTING FOR INCOME TAXES," and clarified by FIN 48, "ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES--AN INTERPRETATION OF FASB STATEMENT NO. 109." A deferred tax asset or liability is recorded for all temporary differences between financial and tax reporting. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax basis. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effect of changes in tax laws and rates on the date of enactment.

SHARE BASED EXPENSES

In December 2004, the Financial Accounting Standards Board ("FASB") issued SFAS No. 123R "SHARE BASED PAYMENT." This statement is a revision to SFAS 123 and supersedes Accounting Principles Board (APB) Opinion No. 25, "ACCOUNTING FOR STOCK ISSUED TO EMPLOYEES," and amends FASB Statement No. 95, "STATEMENT OF CASH FLOWS." This statement requires a public entity to expense the cost of employee services received in exchange for an award of equity instruments. This statement also provides guidance on valuing and expensing these awards, as well as disclosure requirements of these equity arrangements. The Company adopted SFAS No. 123R upon creation of the company and expenses share based costs in the period incurred.

22.

LAS PALMAS MOBILE ESTATES
(A DEVELOPMENT STAGE ENTERPRISE)
NOTES TO FINANCIAL STATEMENTS

NOTE 1.  NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

GOING CONCERN

The Company's financial statements are prepared in accordance with generally accepted accounting principles applicable to a going concern. This contemplates the realization of assets and the liquidation of liabilities in the normal course of business. Currently, the Company does have cash, but not material assets, nor does it have operations or a source of revenue sufficient to cover its operation costs and allow it to continue as a going concern. The Company will be dependent upon the raising of additional capital through placement of our common stock in order to implement its business plan, or merge with an operating company. There can be no assurance that the Company will be successful in either situation in order to continue as a going concern. The officers and directors have committed to advancing certain operating costs of the Company.

RECENT ACCOUNTING PRONOUNCEMENTS

In September 2006, the FASB issued SFAS No. 157, "Fair Value Measurements" (SFAS 157). SFAS 157 provides guidance for using fair value to measure assets and liabilities. SFAS 157 addresses the requests from investors for expanded disclosure about the extent to which companies measure assets and liabilities at fair value, the information used to measure fair value and the effect of fair value measurements on earnings. SFAS 157 applies whenever other standards require (or permit) assets or liabilities to be measured at fair value, and does not expand the use of fair value in any new circumstances. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and will be adopted by the Company in the first quarter of fiscal year 2009. We do not expect that the adoption of SFAS 157 will have a material impact on our financial condition or results of operations.

In February 2007, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities - Including an amendment of FASB Statement No. 115" (hereinafter "SFAS No. 159"). This statement permits entities to choose to measure many financial instruments and certain other items at fair value.

The objective is to improve financial reporting by providing entities with the opportunity to mitigate volatility in reported earnings caused by measuring related assets and liabilities differently without having to apply complex hedge accounting provisions. This statement is expected to expand the use of fair value measurement, which is consistent with the Board's long-term measurement objectives for accounting for financial instruments. This statement is effective as of the beginning of an entity's first fiscal year that begins after November 15, 2007, although earlier adoption is permitted. Management has not determined the effect that adopting this statement would have on the Company's financial condition or results of operations.

23.

LAS PALMAS MOBILE ESTATES
(A DEVELOPMENT STAGE ENTERPRISE)
NOTES TO FINANCIAL STATEMENTS

NOTE 1.  NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

In December 2007, the FASB issued SFAS 141(R), "Business Combinations-- a replacement of FASB Statement No. 141." This Statement replaces SFAS 141, "Business Combinations," and requires an acquirer to recognize the assets acquired, the liabilities assumed, including those arising from contractual contingencies, any contingent consideration, and any noncontrolling interest in the acquiree at the acquisition date, measured at their fair values as of that date, with limited exceptions specified in the statement. SFAS 141(R) also requires the acquirer in a business combination achieved in stages (sometimes referred to as a step acquisition) to recognize the identifiable assets and liabilities, as well as the noncontrolling interest in the acquiree, at the full amounts of their fair values (or other amounts determined in accordance with SFAS 141(R)). In addition, SFAS 141(R)'s requirement to measure the noncontrolling interest in the acquiree at fair value will result in recognizing the goodwill attributable to the noncontrolling interest in addition to that attributable to the acquirer. SFAS 141(R) amends SFAS No. 109, "Accounting for Income Taxes," to require the acquirer to recognize changes in the amount of its deferred tax benefits that are recognizable because of a business combination either in income from continuing operations in the period of the combination or directly in contributed capital, depending on the circumstances. It also amends SFAS 142, "Goodwill and Other Intangible Assets," to, among other things, provide guidance on the impairment testing of acquired research and development intangible assets and assets that the acquirer intends not to use. SFAS 141(R) applies prospectively to business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2008. We are currently assessing the potential impact that the adoption of SFAS 141(R) could have on our financial statements.

In December 2007, the FASB issued SFAS 160, "Noncontrolling Interests in Consolidated Financial Statements." SFAS 160 amends Accounting Research Bulletin 51, "Consolidated Financial Statements," to establish accounting and reporting standards for the noncontrolling interest in a subsidiary and for the deconsolidation of a subsidiary. It also clarifies that a noncontrolling interest in a subsidiary is an ownership interest in the consolidated entity that should be reported as equity in the consolidated financial statements. SFAS 160 also changes the way the consolidated income statement is presented by requiring consolidated net income to be reported at amounts that include the amounts attributable to both the parent and the noncontrolling interest. It also requires disclosure, on the face of the consolidated statement of income, of the amounts of consolidated net income attributable to the parent and to the noncontrolling interest. SFAS 160 requires that a parent recognize a gain or loss in net income when a subsidiary is deconsolidated and requires expanded disclosures in the consolidated financial statements that clearly identify and distinguish between the interests of the parent owners and the interests of the noncontrolling owners of a subsidiary. SFAS 160 is effective for fiscal periods, and interim periods within those fiscal years, beginning on or after December 15, 2008. We are currently assessing the potential impact that the adoption of SFAS 141(R) could have on our financial statements.

24.

LAS PALMAS MOBILE ESTATES
(A DEVELOPMENT STAGE ENTERPRISE)
NOTES TO FINANCIAL STATEMENTS

NOTE 2.  STOCKHOLDERS' EQUITY

COMMON STOCK

The authorized common stock of the Company consists of 25,000,000 shares with par value of $0.001. On November 8, 1992 the Company authorized and issued 22,000 shares of its no par value common stock in consideration of $22,000 in cash.

On July 3, 2000, the State of Nevada approved the Company's restated Articles of Incorporation, which increased its capitalization from 2,500 common shares to 25,000,000 common shares. The no par value was changed to $0.001 per share.

On June 29, 2000, the Company's shareholders approved a forward split of its common stock at one thousand shares for one share of the existing shares. The number of common stock shares outstanding increased from 22,000 to 2,200,000.  Prior period information has been restated to reflect the stock split.

On October 31, 2007, the State of Nevada approved the Company's amendment to Article Four of the Articles of Incorporation which increased its capitalization from 25,000,000 common shares to 100,000,000 common shares. Par value remained at $.001 per share.

On October 29, 2007, the Company's shareholders approved a stock dividend of its common stock. The dividend was fourteen shares for each share of the outstanding shares at November 14, 2007. No fractional shares were be issued. The number of common shares outstanding increased from 2,200,000 to 33,000,000. Par value of the new shares exceeded the original consideration received. An adjustment to retained earnings was made for $11,000 to account for this dividend. Prior period information has been restated to reflect the stock dividend.

The Company has not authorized any preferred stock.

NET LOSS PER COMMON SHARE

Net loss per share is calculated in accordance with SFAS No. 128, "EARNINGS PER SHARE." The weighted-average number of common shares outstanding during each period is used to compute basic loss per share. Diluted loss per share is computed using the weighted averaged number of shares and dilutive potential common shares outstanding. Dilutive potential common shares are additional common shares assumed to be exercised.

Basic net loss per common share is based on the weighted average number of shares of common stock outstanding of 33,000,000 during 2007, 2006 and since inception. As of December 31, 2007 and 2006, and since inception, the Company had no dilutive potential common shares.

25.

LAS PALMAS MOBILE ESTATES
(A DEVELOPMENT STAGE ENTERPRISE)
NOTES TO FINANCIAL STATEMENTS

NOTE 3.  INCOME TAXES

We did not provide any current or deferred U.S. federal income tax provision or benefit for any of the periods presented because we have experienced operating losses since inception. Per Statement of Accounting Standard No. 109 - Accounting for Income Tax and FASB Interpretation No. 48 - Accounting for Uncertainty in Income Taxes an interpretation of FASB Statement No.109, when it is more likely than not that a tax asset cannot be realized through future income the Company must allow for this future tax benefit. We provided a full valuation allowance on the net deferred tax asset, consisting of net operating loss carryforwards, because management has determined that it is more likely than not that we will not earn income sufficient to realize the deferred tax assets during the carryforward period.

The components of the Company's deferred tax asset as of December 31, 2007 and 2006 are as follows:

	2007	2006
Net operating loss carryforward	$11,316	$9,625
Valuation allowance	(11,316)	(9,625)

Net deferred tax asset	$0	$0

A reconciliation of income taxes computed at the statutory rate to the income tax amount recorded is as follows:

	2007	2006	Since inception

Tax at statutory rate (35%)	$1,741	$1,458	$11,498
Increase in valuation allowance	(1,741)	(1,458)	(11,498)

Net deferred tax asset	$0	$0	$0

The net federal operating loss carry forward will expire between 2016 and 2026. This carry forward may be limited upon the consummation of a business combination under IRC Section 381.

NOTE 4.  RELATED PARTY TRANSACTIONS

The Company neither owns nor leases any real or personal property. An officer or resident agent of the corporation provides office services without charge. Such costs are immaterial to the financial statements and accordingly, have not been reflected therein. The officers and directors for the Company are involved in other business activities and may, in the future, become involved in other business opportunities. If a specific business opportunity becomes available, such persons may face a conflict in selecting between the Company and their other business interest. The Company has not formulated a policy for the resolution of such conflicts. As of December 31, 2007 and December 31, 2006, the company owed officers $11,283 and $6,285 respectively.

NOTE 5.  WARRANTS AND OPTIONS

         There are no warrants or options outstanding to acquire any additional shares of common stock of the Company.

26.

ITEM 9.   CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE.

         There have been no changes in and no disagreements with our accountant on accounting or the accountant's findings on financial disclosures.

ITEM 9A.  CONTROLS AND PROCEDURES.

Conclusion Regarding the Effectiveness of Disclosure Controls and Procedures

         Under the supervision and with the participation of our management, including our principal executive officer and principal financial officer, we conducted an evaluation of our disclosure controls and procedures, as such term is defined under Rule 13a-15(e) promulgated under the 1934 Act or the 1934 Act. Based on this evaluation, our principal executive officer and our principal financial officer concluded that our disclosure controls and procedures were effective as of the end of the period covered by this annual report.

Management's Report on Internal Control Over Financial Reporting

         Our management is responsible for establishing and maintaining adequate internal control over financial reporting, as such term is defined in Exchange Act Rule 13a-15(f). Under the supervision and with the participation of our management, including our President and Chief Executive Officer and our Senior Vice President and Chief Financial and Business Officer, we conducted an evaluation of the effectiveness of our internal control over financial reporting based on the framework in INTERNAL CONTROL - INTEGRATED FRAMEWORK issued by the Committee of Sponsoring Organizations of the Treadway Commission. Based on our evaluation under the framework in INTERNAL CONTROL -- INTEGRATED FRAMEWORK, our management concluded that our internal control over financial reporting was effective as of December 31, 2007.

Changes in Internal Control Over Financial Reporting

         There was no change in our internal control over financial reporting during our most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, our internal controls over financial reporting.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholders of Las Palmas Mobile Estates

         We have audited Las Palmas Mobile Estates's internal control over financial reporting as of December 31, 2007, based on criteria established in Internal Control--Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (the COSO criteria). Las Palmas Mobile Estates's management is responsible for maintaining effective internal control over financial reporting, and for its assessment of the effectiveness of internal control over financial reporting included in the accompanying
Management's Report on Internal Control Over Financial Reporting. Our responsibility is to express an opinion on the company's internal control over financial reporting based on our audit.

         We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether effective internal control over financial reporting was maintained in all material respects. Our audit included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, testing and evaluating the design and operating effectiveness of internal control based on the assessed risk, and performing such other procedures as we consider necessary in the circumstances. We believe that our audit provides a reasonable basis for our opinion.

27.

         A company's internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company's internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company's assets that could have a material effect on the financial statements.

         Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

         In our opinion, Las Palmas Mobile Estates maintained, in all material respects, effective internal control over financial reporting as of December 31, 2007, based on the COSO criteria.

         We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the balance sheets as of December 31, 2007 and 2006, and the related statements of operations, stockholders' equity and cash flows for each of the three years in the period ended December 31, 2007 of Las Palmas Mobile Estates and our report dated March XX 2008 expressed a qualified opinion on matters other than those involving controls and procedures.

Very truly yours,

/s/  KYLE L. TINGLE, CPA
________________________
     Kyle L. Tingle, CPA

ITEM 9B.  OTHER INFORMATION.

         Other than the information contained in the Form 8-K filed on November 1, 2007, we have no other information that we would have been required to disclose in a report on Form 8-K during a fourth quarter of the year covered by this Form 10-K.

PART III

ITEM 10.  DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

         Our sole director and officer (and promoter, affiliate and control person) is as follows:

Name	Age	Position

Diana L. Hassan	43	President/Secretary Treasurer/Director

         The above listed officer and director will serve until the next annual meeting of the shareholders or until her death, resignation, retirement, removal, or disqualification, or until the successors have been duly elected and qualified. Vacancies in the existing Board of Directors may be filled by majority vote of the remaining Directors. Officers of the Company serve at the will of the Board of Directors. There are no agreements or understandings for any officer or director to resign at the request of another person and no officer or director is acting on behalf of or will act at the direction of any other person.

28.

Resume.

Diana L. Hassan

         From 1990 to the present, Diana L. Hassan was a self employed mortgage banker serving the real estate markets in Southwest United States

Other Offerings.

         None of the officers, directors, promoters, control persons and affiliates have been a director, officer, promoter, control person or affiliate in any other blank check offering, blind pool offering or shell company.

Conflicts of Interest.

         Diana L. Hassan is associated with other firms involved in a range of business activities. Consequently, there are potential inherent conflicts of interest in her acting as an officer and director. Insofar as the officer and director is engaged in other business activities, management anticipates she will devote only a minor amount of time to the Company's affairs.

         Our officers and director are now and may in the future become shareholders, officers or directors of other companies which may be engaged in business activities similar to those conducted by the Company. Accordingly, additional direct conflicts of interest may arise in the future with respect to such individuals acting on behalf of the Company or other entities. Moreover, additional conflicts of interest may arise with respect to opportunities which come to the attention of such individuals in the performance of their duties or otherwise. We do not currently have a right of first refusal pertaining to opportunities that come to management's attention insofar as such opportunities may relate to the Company's proposed business operations.

         The officers and director are, so long as they are officers or a director of the Company, subject to the restriction that all opportunities contemplated by the Company's plan of operation which come to her attention, either in the performance of her duties or in any other manner, will be considered opportunities of, and be made available to the Company and the companies that she is affiliated with on an equal basis. A breach of this requirement will be a breach of the fiduciary duties of the officer or director.

         We have not adopted any other conflict of interest policy with respect to such transactions.

No Adverse Issues.

         We are informed and believe that no officer, director, promoter, control person and affiliate has, in the last five years, been the subject of:

     1.   A conviction in a criminal proceeding or named as a defendant in a pending criminal proceeding (excluding traffic violations and minor offenses);

     2.   The entry of an order, judgment, or decree, not subsequently reversed, suspended or vacated, by a court of competent jurisdiction that permanently or temporarily enjoined, barred, suspended or otherwise limited such person's involvement in any type of business, securities, commodities, or banking activities.

     3.   A finding or judgment by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission, the Commodity Futures Trading Commission, or state securities regulator of a violation of federal or state securities or commodities law, which finding or judgment has not been reversed, suspended, or vacated; or

     4.   The entry of an order by self-regulatory organization that permanently or temporarily barred, suspended or otherwise limited such person's involvement in any type of business or securities activities.

29.

         Prior to February 1, 2002, a prior officer and director (Peter John Berzins) without admitting or denying the allegations of a complaint field in the Eastern District of Virginia by the Commodity Futures Trading Commission, consented to order for conduct allegedly occurring between 1996 and 1999.

         Peter John Berzins had been a shareholder of the Company from 1992 until August 1, 2006 and he continued as an officer and director until September 22, 2006. On August 1, 2006, Diana L. Hassan acquired all of the shares of stock owned by Peter John Berzins in a private transaction.

         Regulation 228.401 (Item 401) of Regulation SB promulgated under the Securities Act of 1933, as amended, and the 1934 Act requires that we describe certain events that occurred during the past five years that are material to an evaluation of the ability or integrity of any director, person nominated to become a director, executive officer, promoter or control person of an issuer like us. Although the events occurred prior to five years from date hereof, said events had been reported in CFTC News Release 4356-00. Other than friendship, Peter John Berzins has no relationship, directly or indirectly, with the issuer or with its sole officer and director or with any of the issuer's shareholders.

ITEM 11.  EXECUTIVE COMPENSATION.

         None of the our officers and directors receive any compensation for their respective services rendered to the Company, nor have they received such compensation in the past. They all have agreed to act without compensation until authorized by the Board of Directors, which is not expected to occur until we have generated revenues from operations after consummation of a merger or acquisition. As of the date of this report, we have no funds available to pay directors. Further, none of the directors are accruing any compensation pursuant to any agreement with us.

         We have not adopted any retirement, pension, profit sharing, stock option or insurance programs or other similar programs for the benefit of our directors, officers and/or employees.

ITEM 12.  SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS.

     (a) Security Ownership of Certain Beneficial Owners.

         The following table sets forth the security and beneficial ownership for each class of our equity securities for any person who is known to be the beneficial owner of more than five (5%) percent of the Company.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Owner	Percent of Class

Common	Diana L. Hassan 25980 Forest Drive Escondido, California 92026	23,100,000	70%

Common	All Officers and Directors as a Group (one [1] individual)	23,100,000	70%

         The total of the Company's outstanding Common Shares are held by 26 persons.

     (b)  Security Ownership of Management.

         The following table sets forth the ownership for each class of equity securities of the Company owned beneficially and of record by all of our directors and officers.

30.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Owner	Percent of Class

Common	Diana L. Hassan 25980 Forest Drive Escondido, California 92026	23,100,000	70%

Common	All Officers and Directors as a Group (one [1] individual)	23,100,000	70%

ITEM 13.  CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE.

         On December 13, 2004 and August 1, 2006, respectively, David Phillipson and Peter John Berzins, prior officers and directors, for no consideration, transferred all of their shares of the Company to Diana L. Hassan. Except for said transfer of said shares, there have been no related party transactions, or any other transactions or relationships required to be disclosed pursuant to Item 404 of Regulation S-B.

         Diana L. Hassan has agreed to provide the necessary funds, without interest, for us to comply with the 1934 Act provided that she is an officer and director of the Company when the obligation is incurred. All advances will be interest-free.

ITEM 14.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

Audit and Non-Audit Fees

	Fiscal Year Ended December 31,
	2007	2006

Audit Fees	$1,650	$1,500

Audit Related Fees	None	None

Tax Fees	300	375

All Other Fees	None	None

Pre Approval of Services by the Independent Auditor

         The Board of Directors has established policies and procedures for the approval and pre approval of audit services and permitted non-audit services. The Board has the responsibility to engage and terminate the Company's independent registered public accountants, to pre-approve their performance of audit services and permitted non-audit services and to review with the Company's independent registered public accountants their fees and plans for all auditing services. All services provided by and fees paid to Kyle A. Tingle in 2007 were pre-approved by the Board of Directors.

31.

PART IV

ITEM 15.  EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

     There are no reports on Form 8-K incorporated herein by reference.

     The following documents are filed as part of this report:

     23.1   Consent of Kyle L. Tingle, CPA

     31.1   Certification of Chief Executive Officer.

     31.2   Certification of Chief Financial Officer.

     32.1   Section 906 Certification.

     32.2   Section 906 Certification.

32.

SIGNATURES

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Company has duly caused this Form 10-K to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  April 14, 2008        LAS PALMAS MOBILE ESTATES

                             By: /s/ DIANA L. HASSAN
                                 _____________________________________
                                     Diana L. Hassan
                                     President

         Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date:  April 14, 2008        LAS PALMAS MOBILE ESTATES

                             By: /s/ DIANA L. HASSAN
                                 _____________________________________
                                     Diana L. Hassan
                                     President and Director

                             By: /s/ DIANA L. HASSAN
                                 _____________________________________
                                     Diana L. Hassan
                                     Secretary, Treasurer and Director

                             By: /s/ DIANA L. HASSAN
                                 _____________________________________
                                     Diana L. Hassan
                                     Director

33.

EXHIBIT 23.1

KYLE L. TINGLE, CPA , LLC

                                                              April 14, 2008

To Whom It May Concern:

The firm of Kyle L. Tingle, Certified Public Accountant, LLC hereby consents to the inclusion of this report of March 14, 2008, accompanying the audited financial statements of Las Palmas Mobile Estates, as at December 31, 2007 in the Form 10K.

Very truly yours,

/s/ KYLE L. TINGLE
________________________
Kyle L. Tingle, CPA, LLC

        P.O. Box 50141, Henderson, Nevada 89016, Phone: (702) 434-8452,
             Fax: (702) 436-4218, e-mail: ktingle@kyletinglecpa.com

EXHIBIT 31.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO SECURITIES EXCHANGE ACT OF 1934
RULE 13a-14(a) OR 15d-14(a)

I, Diana L. Hassan, certify that:

1.   I have reviewed this annual report on Form 10-K of Las Palmas Mobile Estates;

2.   Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.   Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.   The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrant and have:

     a.   designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

     b.   evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

     c.   disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter (the registrant's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5.   The registrant's other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

     a.   all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

     b.   any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

Dated: April 14, 2008      By:  /s/ DIANA L. HASSAN
                                           ___________________________
                                           Diana L. Hassan
                                           President and Director

EXHIBIT 31.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO SECURITIES EXCHANGE ACT OF 1934
RULE 13a-14(a) OR 15d-14(a)

I, Diana L. Hassan, certify that:

1.   I have reviewed this annual report on Form 10-K of Las Palmas Mobile Estates;

2.   Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.   Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.   The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrant and have:

     a.   designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

     b.   evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

     c.   disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter (the registrant's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5.   The registrant's other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

     a.   all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

     b.   any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

Dated: April 14, 2008     By:  /s/ DIANA L. HASSAN
                                           ___________________________
                                               Diana L. Hassan
                                               Treasurer and Director

EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the accompanying Annual Report of Las Palmas Mobile Estates (the "Company") on Form 10-K for the period ended December 31, 2007, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Diana L. Hassan, President of the Company, hereby certifies for the purpose of complying with Rule 13a-14(b) or Rule 15d-14(b) of the Securities Exchange Act of 1934 (the "Exchange Act") and Section 1350 of Chapter 63 of Title 18 of the United States Code, that:

     1.   the Report fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act; and

     2.   the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 14, 2008    By: /s/ DIANA L. HASSAN
                                          _____________________________________
                                                  Diana L. Hassan
                                                  President and Director

EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the accompanying Annual Report of Las Palmas Mobile Estates (the "Company") on Form 10-K for the period ended December 31, 2007, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Diana L. Hassan, Treasurer of the Company, hereby certifies for the purpose of complying with Rule 13a-14(b) or Rule 15d-14(b) of the Securities Exchange Act of 1934 (the "Exchange Act") and Section 1350 of Chapter 63 of Title 18 of the United States Code, that:

     1.   the Report fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act; and

     2.   the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 14, 2008    By: /s/ DIANA L. HASSAN
                                          _____________________________________
                                                  Diana L. Hassan
                                                  Treasurer and Director